N-14

As filed with the Securities and Exchange Commission on June 30, 2017

Securities Act File No. 333-_________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No.

Viking Mutual Funds

(Exact name of Registrant as Specified in Charter)

1 North Main Street, Minot, North Dakota	58703
(Address of principal offices)	(Zip code)

Registrant’s Telephone Number, Including Area Code 701-852-5292

Shannon D. Radke, 1 North Main Street, Minot, ND 58703

(Name and Address of Agent for Service)

With Copies to:

Deborah B. Eades, Vedder Price, P.C., 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60603

Approximate Date of Proposed Public Offering As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended

Title of Securities Being Registered: Class A Shares of beneficial interest with a par value of $0.001 per share of the Kansas Municipal Fund, Maine Municipal Fund, Nebraska Municipal Fund, New Hampshire Municipal Fund, and Oklahoma Municipal Fund, each a series of the Registrant.

It is proposed that this filing will become effective on July 30, 2017 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Integrity managed portfolios

Kansas Municipal Fund
Maine Municipal Fund
Nebraska Municipal Fund
New Hampshire Municipal Fund
Oklahoma Municipal Fund

(each, a “Fund” and collectively, the “Funds”)

One Main Street North
Minot, North Dakota 58703
800-601-5593

July [•], 2017

Dear Shareholder:

On behalf of the Board of Trustees of Integrity Managed Portfolios, a Massachusetts business trust (the “Integrity Trust”), we are pleased to invite you to a joint special meeting of shareholders (the “Special Meeting”) of the Funds to be held on Thursday, September 21, 2017 at 3 p.m., Central Time, at the offices of the Integrity Trust, One Main Street North, Minot, North Dakota, 58703.

At the Special Meeting, you will be asked to approve an Agreement and Plan of Reorganization by and between the Integrity Trust, on behalf of your Fund, and Viking Mutual Funds, a Delaware statutory trust (the “Viking Trust”), pursuant to which your Fund will change its domicile from a series of a Massachusetts business trust to a series of a Delaware statutory trust (each, a “Reorganization” and collectively, the “Reorganizations”) through a reorganization into a corresponding series of Viking Mutual Funds. The purpose of the Reorganizations is to consolidate all municipal funds managed by Viking Fund Management, LLC under a single corporate entity and to standardize disclosure of such funds.

Your Fund’s portfolio managers, service providers, fee and expense structure, and net asset value will not change as a result of the Reorganizations. The costs of the Reorganizations will not be borne by the Funds or their shareholders. Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization of their Fund.

The Board of Trustees of the Integrity Trust believes that the proposed Reorganization for Each Fund is in the best interests of each Fund and recommends that you vote FOR the proposed Reorganization of your Fund.

We have enclosed a Joint Proxy Statement/Prospectus that describes each Reorganization proposal in greater detail, as well as important information about the Viking Trust and the new series established to effect the Reorganizations. Your vote is extremely important, so please read the entire Joint Proxy Statement/Prospectus and then complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope. Alternatively, you may vote by telephone, facsimile or via the Internet. Please contact Integrity Fund Services, LLC (shareholder services) at (800) 601-5593 or (701) 857-0230 with any questions. You may also vote in person at the Special Meeting.

Your Vote Is Important. If we do not hear from you after a reasonable amount of time, you may receive a telephone call reminding you to vote your shares.

We appreciate your participation and urge you to cast your vote as soon as possible. Thank you for your consideration of this important proposal.

Sincerely, /s/Shannon D. Radke Shannon D. Radke President, Integrity Managed Portfolios

Integrity managed portfolios

Kansas Municipal Fund
Maine Municipal Fund
Nebraska Municipal Fund
New Hampshire Municipal Fund
Oklahoma Municipal Fund

(each, a “Fund” and collectively, the “Funds”)

One Main Street North
Minot, North Dakota 58703
800-601-5593

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on September 21, 2017

NOTICE IS HEREBY GIVEN that a joint special meeting of shareholders of the Funds will be held on Thursday, September 21, 2017, at 3 p.m., Central Time, at the offices of Integrity Managed Portfolios (the “Integrity Trust”), One Main Street North, Minot, North Dakota, 58703, and any adjournment or postponement thereof (the “Special Meeting”).

At the Special Meeting, shareholders of each Fund will be asked to consider a proposal to change its domicile through approval of an Agreement and Plan of Reorganization (the “Plan”) by and between the Integrity Trust, on behalf of the Fund, and Viking Mutual Funds, a Delaware statutory trust, on behalf of a newly formed series corresponding to such Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

The enclosed materials, including the Joint Proxy Statement/Prospectus, provide additional information about the Reorganizations. A form of the Plan is attached as Exhibit A to the Joint Proxy Statement/Prospectus. This notice and related Joint Proxy Statement/Prospectus are first being mailed to shareholders of each Fund on or about August 8, 2017. Shareholders of record of each Fund as of the close of business on July 25, 2017 are entitled to receive notice of and to vote at the Special Meeting and at any adjournment(s) or postponement(s) thereof. Shareholders may vote in person or by proxy.

Even if you expect to attend the Special Meeting, shareholders are requested to complete, sign, date and return the enclosed proxy card in the enclosed envelope, which needs no postage if mailed in the United States. Shareholders may also authorize a proxy by telephone, facsimile or via the Internet. Instructions for the proper execution of the proxy card are set forth immediately following this notice or, with respect to telephone, facsimile or Internet voting, on the enclosed proxy card. It is important that you vote promptly.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on September 21, 2017: The Notice of Joint Special Meeting of Shareholders, Joint Proxy Statement/Prospectus, annual and semi-annual reports and form of proxy are available on the Internet at integrityvikingfunds.com/Documents. For more information, shareholders may contact Integrity Managed Portfolios at 800-276-1262.

By Order of the Board of Trustees of Integrity Managed Portfolios Brent M. Wheeler Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense in validating your vote if you fail to sign your proxy card properly.

1.           Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.           Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.           All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp...................................................................................................	ABC Corp.
(2) ABC Corp...................................................................................................	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer......................................................	John Doe
(4) ABC Corp. Profit Sharing Plan...............................................................	John Doe, Trustee
Trust Accounts
(1) ABC Trust...................................................................................................	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78......................................................	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA.........................	John B. Smith
(2) Estate of John B. Smith...........................................................................	John B. Smith, Jr., Executor

Every shareholder’s vote is important!

Please complete, sign, date and return your
proxy card today!

Your proxy vote is important!

The information in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion—Dated: June 30, 2017

JOINT PROXY STATEMENT OF

INTEGRITY MANAGED PORTFOLIOS

Kansas Municipal Fund
Maine Municipal Fund
Nebraska Municipal Fund
New Hampshire Municipal Fund
Oklahoma Municipal Fund

(each, a “Fund” and collectively, the “Funds”)

One Main Street North
Minot, North Dakota 58703
800-601-5593

and

PROSPECTUS OF

VIKING MUTUAL FUNDS

One Main Street North
Minot, North Dakota 58703
800-601-5593

July [•], 2017

This Joint Proxy Statement/Prospectus is being furnished to shareholders of the Funds. Each Fund is series of Integrity Managed Portfolios, a Massachusetts business trust (the “Integrity Trust”). The Board of Trustees of the Integrity Trust has called a joint special meeting of shareholders of the Funds to be held at the offices of the Integrity Trust, One Main Street North, Minot, North Dakota, 58703, on September 21, 2017 at 3 p.m., Central time, and any adjournment or postponement thereof (the “Special Meeting”). This Joint Proxy Statement/Prospectus and the enclosed proxy are first being sent to shareholders of the Funds on or about August 8, 2017.

Shareholders of record of each Fund as of the close of business on July 25, 2017 (the “Record Date”) are entitled to notice of and are eligible to vote at the Special Meeting. At the Special Meeting, shareholders of each Fund will be asked to consider a proposal to change its domicile (each a “Reorganization” and collectively, the “Reorganizations”) through approval of an Agreement and Plan of Reorganization (the “Plan”) by and between the Integrity Trust, on behalf of the Fund, and Viking Mutual Funds, a Delaware statutory trust (the “Viking Trust”), on behalf of a newly formed series corresponding to such Fund (each, a “Successor Fund” and collectively, the “Successor Funds”). The purpose of the Reorganizations is to consolidate the municipal funds managed by Viking Fund Management, LLC (“Viking Management” or the “Adviser”) under a single entity for consistency and administrative efficiency. As part of the Reorganizations, the investment policies, restrictions and disclosure of the Funds will be standardized and aligned with those of the other municipal funds managed by the Adviser. Your Fund’s portfolio managers or management of your Fund will not change as a result of the Reorganizations and standardization of policies and disclosure. Your Fund’s service providers and fee and expense structure will remain the same.

The Reorganizations are expected to be completed on October 27, 2017, or as soon as practicable thereafter.

The Board of Trustees of the Integrity Trust and the Viking Trust is comprised of the same individual board members (the “Board of Trustees” or the “Board”). At a joint meeting held on May 18, 2017, the Board of Trustees of the Integrity Trust and the Viking Trust approved the Plan. A form of the Plan is included as Exhibit A to this Joint Proxy Statement/Prospectus.

This Joint Proxy Statement/Prospectus, which you should read carefully and retain for future reference, presents the information that you should know about the Funds and the Reorganizations. This document also serves as a prospectus for the offering and issuance of the shares of each Successor Fund to be issued in the Reorganizations. The Statement of Additional Information (“SAI”) dated July [•], 2017 relating to this Joint Proxy Statement/Prospectus and the Reorganizations has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Joint Proxy Statement/Prospectus (meaning that it is legally considered to be part of this Joint Proxy Statement/Prospectus).

Additional information concerning the Funds is contained in the documents described below, all of which have been filed with the SEC. Each document is incorporated by reference into this Joint Proxy Statement/Prospectus only insofar as it relates to the Funds. No other parts of such documents are incorporated by reference herein. The series of the Viking Trust being established for the purposes of completing the Reorganizations have not yet commenced operations as of the date of this Joint Proxy Statement/Prospectus.

Information About the Funds:	How to Obtain this Information:
Prospectus, dated November 30, 2016, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-06153; 033-36324)	On file with the SEC (www.sec.gov) (Accession No. 0000866841-16-000094 filed November 28, 2016)
Statement of Additional Information, dated November 30, 2016, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-06153; 033-36324)	On file with the SEC (www.sec.gov) (Accession No. 0000866841-16-000094 filed November 28, 2016)
Annual Report for Integrity Managed Portfolios, for the fiscal year ended July 31, 2016 (File Nos. 811-06153)	On file with the SEC (www.sec.gov) (Accession No. 0000866841-16-000087 filed October 3, 2016)
Semi-Annual Report for Integrity Managed Portfolios, for the period ended January 31, 2017 (File Nos. 811-06153)	On file with the SEC (www.sec.gov) (Accession No. 0000866841-17-000015 filed April 6, 2017)

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520. Copies of above-referenced documents relating to the Funds may also be obtained upon oral or written request without charge by calling 800-601-5593, on the Funds’ website at integrityvikingfunds.com/Documents or by writing to Integrity Managed Portfolios at P.O. Box 759, Minot, ND 58702.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

Synopsis

This Synopsis provides a brief overview of the key features of the Reorganizations, the Funds and the Successor Funds. The Synopsis is qualified in its entirety by the more detailed information contained in the remainder of this Joint Proxy Statement/Prospectus, which you should read carefully and retain for future reference, and in the documents incorporated by reference herein. The description of the Reorganizations is qualified by reference to the full text of the Agreement and Plan of Reorganization, a form of which is included as Exhibit A to this Joint Proxy Statement/Prospectus.

Background

The Integrity Trust and the Viking Trust are part of the Integrity Viking Funds complex, which includes (1) the Funds and the Successor Funds; (2) two series of Viking Mutual Funds; and (3) five series of The Integrity Funds (collectively, the “Integrity/Viking Funds”), each of which are managed by Viking Management. The Integrity Trust and Viking Trust have the same Board of Trustees and officers. The Adviser and its affiliates provide investment advisory, distribution, fund administration and transfer agency services to all of the Integrity/Viking Funds. The Integrity Trust became part of the Integrity Viking Funds complex in July 2009 and was previously managed by Integrity Money Management Inc. The Integrity Trust is a Massachusetts business trust, while the Viking Trust is a Delaware statutory trust. Because the Integrity Trust and the Viking Trust were originally parts of different legacy organizations, there are differences in the governing documents applicable to each Trust, as well as differences in the wording of the investment policies, restrictions, and disclosure applicable to Funds, which are part of the Integrity Trust, and the other municipal funds managed by the Adviser, which are part of the Viking Trust. The Adviser and the Board of the Integrity Trust and the Viking Trust believe it is desirable to consolidate all of the municipal funds managed by the Adviser under a single corporate entity and to standardize the investment policies, restrictions and disclosures of the municipal funds managed by the Adviser.

At the Special Meeting, shareholders will be asked to approve an Agreement and Plan of Reorganization by and between the Integrity Trust, on behalf of your Fund, and the Viking Trust, on behalf the corresponding Successor Fund, pursuant to which your Fund will change its domicile from a series of a Massachusetts business trust to a series of a Delaware statutory trust through a reorganization into a corresponding series of the Viking Trust (each, a “Reorganization” and collectively, the “Reorganizations”). The purpose of the Reorganizations is to consolidate all municipal funds managed by the Adviser under a single corporate entity and to standardize disclosure of such funds in order to achieve operational and administrative efficiencies.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of each Fund, currently and as a series of the Viking Trust following the Reorganization. The Successor Funds will continue the operations of the Funds in all respects and there will be no changes in fees and expenses as a result of the Reorganizations.

No sales charge will be imposed on the Class A shares of the Successor Fund received in connection with the Reorganization. In addition, you may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 or more in the Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Fund Shares” on page [•] of this Joint Proxy Statement/Prospectus and “Buying and Selling Shares” on page [•] of the SAI relating to this Joint Proxy Statement/Prospectus.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Kansas Municipal Fund (Current; Post Reorganization)	Maine Municipal Fund (Current; Post Reorganization)	Nebraska Municipal Fund (Current; Post Reorganization)	New Hampshire Municipal Fund (Current; Post Reorganization)	Oklahoma Municipal Fund (Current; Post Reorganization)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price) (1)	2.50%	2.50%	2.50%	2.50%	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds for purchases of $500,000 or more) (2)	1.00%	1.00%	1.00%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None
Exchange Fee	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Kansas Municipal Fund (Current; Post Reorganization)	Maine Municipal Fund (Current; Post Reorganization)	Nebraska Municipal Fund (Current; Post Reorganization)	New Hampshire Municipal Fund (Current; Post Reorganization)	Oklahoma Municipal Fund (Current; Post Reorganization)

Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.43%	0.54%	0.45%	0.92%	0.44%
Acquired Fund Fees and Expenses(3)	0.00%	0.01%	0.01%	0.01%	0.00%
Total Annual Fund Operating Expenses	1.18%	1.30%	1.21%	1.68%	1.19%
Fee Waivers and Expense Reimbursements(4)	(0.20)%	(0.31)%	(0.22)%	(0.69)%	(0.21)%
Total Annual Fund Operating Expenses (after Fee Waivers and Expense Reimbursements)(4)	0.98%	0.99%	0.99%	0.99%	0.98%

(1)	No sales charge will be imposed on the Class A shares of the Successor Fund received in connection with the Reorganization.

(2)

A deferred sales charge of 1% applies to certain redemptions of Class A shares made within twenty-four months of purchase if the shares were purchased without an initial sales charge as part of an investment of $500,000 or more. If you hold load-waived Class A shares of the Fund, the Successor Fund will look to the date of purchase of your Fund shares for purposes of assessing deferred sales charges on shares received in the Reorganization.

(3)

The Total Annual Fund Operating Expenses may not correlate with the ratio of expenses to average net assets in the Fund’s financial highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

(4)

The Adviser has contractually agreed to waive its management fee and reimburse expenses (other than taxes, brokerage fees, commissions, extraordinary or non-recurring expenses and acquired fund fees and expenses) through November 29, 2018 so that the net annual operating expenses of the Fund do not exceed 0.98% of the Fund’s average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2018 with the approval of the Fund’s Board of Trustees.

Expense Examples. The examples below are intended to help you compare the cost of investing in the Fund, currently and as a series of the Viking Trust following the Reorganization. The Successor Fund is a continuation of the Fund; there are no changes in fees and expenses. The examples assume that you invest $10,000 in each Fund and then sell all of your shares at the end of each period indicated below. The examples also assume that your investment has a 5% annual return, that operating expenses (before fee waivers and expense reimbursements) remain the same and the expense limitation agreement for the Successor Fund will be in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Kansas Municipal Fund	$348	$602	$882	$1,713
Maine Municipal Fund	$349	$629	$937	$1,853
Nebraska Municipal Fund	$349	$609	$896	$1,749
New Hampshire Municipal Fund	$349	$710	$1,109	$2,293
Oklahoma Municipal Fund	$348	$604	$886	$1,725

Fund Performance

Each Successor Fund is newly created solely for the purpose of completing the Reorganization, and therefore has no performance history. The existing Funds will be the accounting and performance survivor of the Reorganization, and each Successor Fund will adopt the corresponding Fund’s performance history. The bar charts and the performance tables below provide some indication of the risks of an investment in a Successor Fund by showing how the existing Fund’s performance has varied from year to year and by showing how the Fund’s average annual returns compare with a broad measure of market performance. The bar chart and the highest/lowest quarterly returns that follow do not reflect the Fund’s sales charges, and if these charges were reflected, the returns would be less than those shown. The Fund’s past performance, before and after taxes, does not necessarily represent how the Successor Fund will perform in the future. Updated performance information for the Funds is available on the Funds’ website at integrityvikingfunds.com or by calling 800-276-1262.

Kansas Municipal Fund

(1)	The Fund’s calendar year-to-date total return as of March 31, 2017 was 0.89%.

Best Quarter (3rd Quarter, 2009): 5.10%	Worst Quarter (4th Quarter, 2010): (3.97%)

Average Annual Total Returns
For the periods ended December 31, 2016

Kansas Municipal Fund	1 Year	5 Years	10 Years
Return before taxes	(2.21%)	1.94%	3.10%
Return after taxes on distributions	(2.21%)	1.94%	3.10%
Return after taxes on distributions and sale of fund shares	(1.01%)	2.16%	3.14%
Bloomberg Barclays Capital Municipal Bond Index(1) (reflects no deduction for fees, expenses or taxes)	0.25%	3.28%	4.25%

(1)

The Bloomberg Barclays Capital Municipal Bond Index is an unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with maturities greater than two years selected from issues larger than $75 million.

Maine Municipal Fund

(1)	The Fund’s calendar year-to-date total return as of March 31, 2017 was 0.50%.

Best Quarter (3rd Quarter, 2009): 4.22%	Worst Quarter (4th Quarter, 2010): (4.95%)

Average Annual Total Returns
For the periods ended December 31, 2016

Maine Municipal Fund	1 Year	5 Years	10 Years
Return before taxes	(3.46%)	1.45%	2.92%
Return after taxes on distributions	(3.45%)	1.45%	2.92%
Return after taxes on distributions and sale of fund shares	(1.01%)	2.16%	3.14%
Bloomberg Barclays Capital Municipal Bond Index(1) (reflects no deduction for fees, expenses or taxes)	0.25%	3.28%	4.25%

(1)

The Bloomberg Barclays Capital Municipal Bond Index is an unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with maturities greater than two years selected from issues larger than $75 million.

Nebraska Municipal Fund

(1)	The Fund’s calendar year-to-date total return as of March 31, 2017 was 0.78%.

Best Quarter (3rd Quarter, 2009): 5.04%	Worst Quarter (4th Quarter, 2010): (4.00%)

Average Annual Total Returns
For the periods ended December 31, 2016

Nebraska Municipal Fund	1 Year	5 Years	10 Years
Return before taxes	(3.07%)	1.91%	2.98%
Return after taxes on distributions	(3.06%)	1.91%	2.98%
Return after taxes on distributions and sale of fund shares	(1.73%)	2.11%	3.02%
Bloomberg Barclays Capital Municipal Bond Index(1) (reflects no deduction for fees, expenses or taxes)	0.25%	3.28%	4.25%

(1)

The Bloomberg Barclays Capital Municipal Bond Index is an unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with maturities greater than two years selected from issues larger than $75 million.

New Hampshire Municipal Fund

(1)	The Fund’s calendar year-to-date total return as of March 31, 2017 was 0.51%.

Best Quarter (3rd Quarter, 2009): 4.34%	Worst Quarter (4th Quarter, 2016): (4.60%)

Average Annual Total Returns
For the periods ended December 31, 2016

New Hampshire Municipal Fund	1 Year	5 Years	10 Years
Return before taxes	(4.68%)	1.03%	2.59%
Return after taxes on distributions	(4.67%)	1.03%	2.59%
Return after taxes on distributions and sale of fund shares	(3.05%)	1.36%	2.64%
Bloomberg Barclays Capital Municipal Bond Index(1) (reflects no deduction for fees, expenses or taxes)	0.25%	3.28%	4.25%

(1)

The Bloomberg Barclays Capital Municipal Bond Index is an unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with maturities greater than two years selected from issues larger than $75 million.

Oklahoma Municipal Fund

(1)	The Fund’s calendar year-to-date total return as of March 31, 2017 was 0.85%.

Best Quarter (3rd Quarter, 2009): 6.77%	Worst Quarter (3rd Quarter, 2008): (4.94%)

Average Annual Total Returns
For the periods ended December 31, 2016

Oklahoma Municipal Fund	1 Year	5 Years	10 Years
Return before taxes	(2.53%)	1.94%	3.18%
Return after taxes on distributions	(2.53%)	1.94%	3.18%
Return after taxes on distributions and sale of fund shares	(1.36%)	2.09%	3.16%
Bloomberg Barclays Capital Municipal Bond Index(1) (reflects no deduction for fees, expenses or taxes)	0.25%	3.28%	4.25%

(1)

The Bloomberg Barclays Capital Municipal Bond Index is an unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with maturities greater than two years selected from issues larger than $75 million.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

Investment Process and Risks

As discussed above, the purpose of the Reorganizations is to conform the disclosure of the principal investment strategies, principal risks, investment restrictions and other disclosures of the municipal funds managed by the Adviser. The investment objective and principal investment strategies of each Successor Fund are described below, which are substantially the same as the existing Fund’s investment objective and strategies except as noted. References to state personal income taxes refer to the state set forth in each Fund’s name.

Investment Objective. Each Successor Fund seeks the highest level of current income that is exempt from federal and the applicable state’s personal income taxes and is consistent with preservation of capital, except the New Hampshire Municipal Fund, which seeks the highest level of current income that is exempt from federal and New Hampshire state interest and dividend tax and is consistent with the preservation of capital. With respect to the existing Maine Municipal Fund and the existing New Hampshire Municipal Fund, such income need not be exempt from the alternative minimum tax.

Principal Investment Strategies. To pursue its objective, each Successor Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in municipal securities that pay interest free from (a) federal income tax, including the federal alternative minimum tax, and (b) state personal income taxes. The existing Funds may invest without limit in securities subject to the alternative minimum tax but have not historically invested in such securities to any greater extent than other municipal funds managed by the Adviser.

Municipal bonds are debt securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities, and instrumentalities. The two general classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

The investment manager actively manages the Funds’ portfolios by selecting securities that it believes will provide the best balance between risk and return within a Fund’s range of allowable investments. The investment manager will consider selling a security with deteriorating credit or limited upside potential compared to other available bonds.

The Successor Funds may invest up to 30% of net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), the interest on which is exempt from federal and state personal income taxes. The existing Kansas Fund and Nebraska Fund may each invest up to 15% of net assets in such obligations.

The Successor Funds may invest up to 20% of net assets in private activity bonds (which are revenue bonds that finance privately operated facilities), the interest on which is a tax preference item for purposes of the federal alternative minimum tax. The Successor Fund may invest more than 25% of its net assets in municipal securities that finance similar types of projects, such as education, healthcare, housing, industrial development, transportation, utilities, or pollution control. Economic, business, political, or other changes can affect all securities of a similar type.

Currently, each existing Fund will not invest more than 10% of its net investment assets in municipal securities that represent lease obligations. The Successor Funds are not subject to this restriction.

All of the municipal securities in which the Successor Funds invest are rated investment grade (BBB- or higher) at the time of purchase by a nationally recognized statistical rating service such as S&P Global Ratings or Moody’s Investors Service, Inc. or are of comparable quality as determined by the Funds’ investment manager. If, subsequent to the purchase of a municipal security, the rating of a municipal security falls below investment grade, the Fund will not be required to dispose of the security. The Funds will not invest more than 30% of their assets in unrated municipal securities.

Under normal circumstances, the Funds will maintain an average stated maturity at between five and twenty-five years.

During unusual market or other conditions, a Successor Fund may temporarily depart from its investment objective and invest up to 100% of its assets in short-term U.S. Government obligations, cash, and cash equivalents. During such times, the Successor Funds may be unable to pursue its investment objective. In addition, interest on these short-term investments may be taxable.

The Successor Funds will not buy securities on margin, sell securities short, use commodities or futures contracts, or use derivative securities of any kind. The existing Funds have the ability to engage in derivative transactions, but have not historically engaged in derivatives since becoming a part of the Integrity/Viking Funds.

In addition, the Successor Funds will adopt the standardized fundamental restrictions of other municipal funds managed by the Adviser, which are similar to the fundamental investment restrictions of the existing Funds. See Exhibit B.

Principal Risks. Each Fund has substantially similar principal risks to those of its corresponding Successor Fund, as each pair of Funds has substantially similar investment objectives and principal investment strategies. An investment in each Fund is subject to municipal securities and single state risks, interest rate risk, income risk, liquidity risk, maturity risk, credit risk, call risk, extension risk, inflation risk and tax risk, among others. For more information on the Funds’ principal risks, see the section entitled “Principal Risks” following the Synopsis.

Investment Adviser

Viking Fund Management, LLC is the investment adviser to the Funds and will continue to manage each Successor Fund after completion of its Reorganization. The portfolio management team responsible for the day-to-day management of each Fund, consists of Monte L. Avery, Shannon D. Radke, and Joshua D. Larson. The portfolio management team will remain the same for each Successor Fund following its Reorganization.

Buying, Selling, and Exchanging Fund Shares

The procedures for buying, selling, and exchanging Fund shares will not change as a result of the Reorganizations. You may buy, sell, and exchange shares of a Fund on any day that the NYSE is open. Additional information regarding procedures for buying, selling, and exchanging Fund shares is provided in the section entitled “Investing in the Funds.”

Portfolio Turnover

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended July 31, 2016, the Funds’ portfolio turnover rates were 12.10%, 1.88%, 7.47%, 23.42% and 10.58% of the average value of the portfolio for the Kansas Fund, Maine Fund, Nebraska Fund, New Hampshire Fund and Oklahoma Fund, respectively. Each Successor Fund will continue the operations of its corresponding existing Fund and no portfolio turnover is expected solely as a result of the Reorganizations.

Tax Information Relating to the Reorganizations

Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization of their Fund. Additional information is provided in the section entitled “Material Federal Income Tax Consequences.”

Principal Risks

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before you invest in a Fund, you should consider its principal risks. Below is additional information about certain of the principal risks applicable to each Successor Fund, which are the same as those of the corresponding existing Fund. In addition, the existing Funds were subject to the risks of investing in derivatives. The term “Fund” below refers to the existing Fund and the Successor Fund following the Reorganization.

General Risk: Each Fund’s net asset value, yield and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which a Fund invests is based upon the market’s perception of the underlying value and is not necessarily an objective measure of the securities’ values. There is no assurance that a Fund will achieve its investment objective. An investment in a Fund is not by itself a complete or balanced investment program.

Non-Diversification Risk: Each Fund is non-diversified and as such, may invest more than 5% of its assets in the obligations of any issuer. Because a relatively high percentage of a Fund’s assets may be invested in the municipal securities of a limited number of issuers, the Fund is exposed to greater market risk, as its portfolio securities may be more susceptible to any single economic, business, political, or regulatory occurrence than the portfolio securities of a diversified fund. In addition, because of the relatively small number of issuers of municipal securities in the respective state, the Funds are more likely to invest a higher percentage of their assets in the securities of a single issuer than an investment company that invests in a broad range of tax-exempt securities. As a result, the Funds are subject to greater risks of loss if an issuer is unable to make interest or principal payments or if the market value of such securities declines.

Each Fund also may invest in the securities of issuers of municipal securities in U.S. territories and possessions. As a result, to the extent they invest in such securities, the Funds will be more susceptible to economic, political, or regulatory developments that could adversely affect issuers in a U.S. territory or possession and therefore the value of the Funds’ portfolios.

Municipal Volatility Risk: The market values of municipal securities owned by a Fund may decline, at times sharply and unpredictably. Market values of municipal securities are affected by a number of different factors, including tax, legislative and political changes, changes in interest rates, the credit quality of municipal securities issuers, and general economic and market conditions. Lower-quality municipal securities may suffer larger price declines and more volatility than higher-quality municipal securities in response to negative issuer-specific developments or general economic news. During times of low demand or decreased liquidity in the municipal securities market, prices of municipal securities, particularly lower-quality municipal securities, may decline sharply, without regard to changes in interest rates or issuer-specific credit-related events. Such periods of decreased liquidity may occur when dealers that make a market in municipal securities are unable or unwilling to do so, particularly during periods of economic or financial distress.

Municipal Securities and Single State Risks: The values of municipal securities held by a Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services).

To the extent that a Fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory or possession, it will be disproportionately affected by political and economic conditions and developments in that state, territory or possession. In addition, economic, political or regulatory changes in that state, territory or possession could adversely affect municipal bond issuers in that state, territory or possession and therefore the value of a Fund’s investment portfolio.

The Funds may invest in bonds of municipal issuers located in Puerto Rico. In recent years, municipal securities issued by Puerto Rico and its agencies and instrumentalities have been subject to multiple credit downgrades as a result of Puerto Rico’s ongoing fiscal challenges and uncertainty about the ability to make full repayment on these obligations. More recently, certain issuers of Puerto Rican municipal securities have failed to make payments on obligations that have come due, and additional missed payments or defaults may occur in the future.

Interest Rate Risk: Debt securities held by a Fund will fluctuate in value with changes in interest rates. Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising market interest rates (bond prices generally move in the opposite direction of interest rates). Given that interest rates in the U.S. are currently at, or near, historical lows, a Fund may be subject to greater risk of rising interest rates than would otherwise be the case. Longer-term debt securities are generally more sensitive to interest rate changes. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. Additionally, a Fund may buy variable rate obligations. When interest rates fall, the yields on these securities decline. Callable bonds that a Fund may buy are more likely to be called when interest rates fall, and a Fund might then have to reinvest the proceeds of the called instrument in other securities that have lower yields, reducing its income.

Income Risk: Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can occur when the Fund invests the proceeds from its new share sales or from matured or called bonds at market interest rates that are below the portfolio’s current earnings rate. If a Fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the Fund’s income may decrease if short-term interest rates rise.

Liquidity Risk: Liquidity risk is the risk that a Fund may not be able to sell a holding in a timely manner at a desired price. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in securities. The secondary market for certain municipal securities tends to be less developed and liquid than many other securities markets, which may adversely affect a Fund’s ability to sell such municipal securities at attractive prices. Moreover, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. As a result, a Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of securities to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the securities’ prices and hurt performance.

Maturity Risk: Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

Credit Risk: Credit risk is the risk that an issuer (or insurer or other credit enhancer) of a bond is unable or unwilling to meet its obligation to make interest and principal payments due to changing financial or market conditions. Economic downturns often result in reduced levels of taxes collected and revenues earned for municipalities. This, in turn, lessens the financial strength of a municipality and increases the credit risk of the securities it issues.

Changes in the credit quality of the insurer or other credit provider could affect the value of the security and the Fund’s share price. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. The ratings of a rating agency represent its opinion as to the credit quality of the debt securities it undertakes to rate and do not evaluate market risk. Ratings are not absolute standards of credit quality; consequently, debt securities with the same maturity, duration, coupon, and rating may have different yields. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In the event that rating agencies assign different ratings to the same security, the Fund’s investment adviser may rely on the higher rating. In addition, not all securities are rated. Credit risks associated with certain particular classifications of municipal securities include:

General Obligation Bonds—Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

Revenue Bonds—Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds—Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

Municipal Insurance Risk: Although not required, the Funds may invest in securities covered by insurance. Municipal bond insurance generally seeks to guarantee a bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance generally seek to guarantee timely and scheduled repayment of principal and payment of interest on a municipal security in the event of default by the issuer, and generally cover a municipal security to its maturity.

Municipal security insurance does not insure against market fluctuations in a Fund’s share price or guarantee the value of a municipal security. In addition, a municipal security insurance policy generally will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Downgrades and withdrawal of ratings from insurers of municipal securities have substantially limited the availability of insurance sought by issuers of municipal securities thereby reducing the supply of insured municipal securities. Because of the consolidation among insurers of municipal securities, to the extent that a Fund invests in insured municipal securities, it is subject to the risk that credit risk may be concentrated among fewer insurers and the risk that events involving one or more insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Call Risk: Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Extension Risk: Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Portfolio Strategy Risk: The investment adviser’s skill in choosing appropriate investments for the Fund will determine in part the Fund’s ability to achieve its investment objective.

Inflation Risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Funds’ assets can decline as can the value of the Funds’ distributions.

Tax Risk: Tax risk is the risk that income from municipal bonds held by a Fund could be declared taxable because of, for example, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Moreover, a portion of the Funds’ otherwise exempt-interest dividends may be taxable to those shareholders subject to the alternative minimum tax. In addition, proposals have been made to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of these proposals would apply to interest on municipal securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Funds and the value of the Funds’ portfolios would be adversely affected.

Municipal Sector Risk: Each Fund may invest over 25% of its assets in municipal securities whose revenues derive from similar types of projects including health care, housing, utilities, and education. Each Fund bears the risk that economic, political or regulatory developments could adversely affect these industries and consequently, the value of a Fund’s portfolio.

Risks of Health Care Revenue Bonds: The Fund may invest in health care revenue bonds. The health care sector is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care sector is payments from the Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the sector, such as general economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In addition, various factors may adversely affect health care facility operations, including adoption of national, state and/or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers and governmental agencies to reduce the costs of health care insurance and health care services.

Risks of Electric Utility Revenue Bonds: The Fund may invest in electric utility revenue bonds. The electric utilities industry has been experiencing increased competitive pressures. Additional risks associated with electric utility revenue bonds include: (a) the availability and costs of fuel; (b) the availability and costs of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases; and (f) opposition to nuclear power.

Risks of Gas Utility Revenue Bonds: The Fund may invest in gas utility revenue bonds. Gas utilities are subject to the risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas company enters into long-term contracts for the purchase or sale of gas at fixed prices, since such prices may change significantly and to the disadvantage of the gas utility in the open market. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

Risks of Water and Sewer Revenue Bonds: The Fund may invest in water and sewer revenue bonds. Issuers of water and sewer bonds face public resistance to rate increases, costly environmental litigation and federal environmental mandates. In addition, the lack of water supply due to insufficient rain, run-off, or snow pack may be a concern.

Risks of Transportation Revenue Bonds: The Fund may invest in transportation revenue bonds. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as does the presence of alternate forms of transportation, such as public transportation.

Risks of Educational Revenue Bonds: The Fund may invest in educational revenue bonds. These include municipal securities that are obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. Litigation or legislation pertaining to ad valorem taxes may affect sources of funds available for the payment of school bonds. College and university obligations may be affected by the possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of federal grants and state funding and new government or legislation or regulations which may adversely affect the revenues or costs of such issuers. In addition, student loan revenue bonds, which are generally offered by state (or substate) authorities or commissions and backed by pools of student loans, may be affected by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, student repayment deferral periods of forbearance, potential changes in federal legislation, and state guarantee agency reimbursement.

Risks of Housing Revenue Bonds: The Fund may invest in housing revenue bonds. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Cybersecurity Risk: As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and financial risks through breaches in cybersecurity. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cybersecurity issues may result in, among other things, financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of a Fund’s net asset value or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers, financial intermediaries, entities in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks, resulting in losses to a Fund or its shareholders. There can be no guarantee that any risk management systems established to address to reduce cybersecurity risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders.

Valuation Risk: The sales price a Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Information About the Reorganizations

Reasons for the Reorganizations

The Adviser and the Board of Trustees of the Integrity Trust and the Viking Trust believe that consolidating the Funds under the same corporate entity as other municipal mutual funds for which the Adviser also serves as investment adviser and which also utilize the same service providers as the Funds has the potential to provide operating and administrative efficiencies. As part of the Reorganizations, the investment policies, restriction and disclosure of the Funds will be standardized to align with other municipal funds managed by the Adviser.

Board Approval of the Reorganizations

The primary purpose of the proposed Reorganizations is to seek future economies of scale and to eliminate certain costs associated with operating two different business entities that are organized under the laws of different states. In unanimously approving each Reorganization, the Board requested and evaluated such information as it reasonably believed necessary to make the determinations that the proposed Reorganization would be in the best interest of each Fund and that the interests of each Fund’s shareholders would not be diluted as a result of the Reorganization. The key factors considered by the Board are described below:

The Adviser has informed the Board that it believes that by reorganizing all of the assets of each Fund into its corresponding Successor Fund, the Successor Funds should be able to realize certain operating efficiencies by eliminating certain costs associated with operating two different business entities that are organized under the laws of different states.

The Adviser has also informed the Board that it believes that the proposed Delaware statutory trust provides the most flexible and cost-efficient method of operating the Funds for the benefit of the Funds’ shareholders. Counsel to the Trusts also noted that a Delaware statutory trust form would benefit the Funds’ Board and the Funds’ shareholders by providing greater certainty regarding their personal liabilities for Fund obligations.

The Board also considered that: (a) the investment objective, policies and restrictions of each Successor Fund are substantially the same as those of the corresponding Fund; (b) each Successor Fund will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized by the management of the corresponding Fund immediately prior to the Reorganization; (c) fees and expenses would remain the same; (d) all service providers will remain the same; and (e) each Fund would be the accounting and performance survivor of its Reorganization, such that the accounting and performance records would continue. The Board also considered the fact that the Reorganizations were expected to qualify as tax-free reorganizations for federal income tax purposes.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan, a form of which is set forth in Exhibit A. The Plan provides that all of the assets of each Fund will be transferred to the corresponding Successor Fund solely in exchange for Class A voting shares of beneficial interest of the Successor Fund, as described in the Plan, and the assumption by the Successor Fund of all the liabilities of the corresponding Fund. The Reorganizations are expected to close on October 27, 2017, or such other date as may be agreed upon by the parties (the “Closing Date”).

With respect to each Reorganization of a Fund into the corresponding Successor Fund, the Plan provides that the net asset value of each Class A share of each Successor Fund will be equal to the net asset value per share of the corresponding Fund as of the close of business on the New York Stock Exchange (“NYSE”) on the Closing Date (the “Valuation Time”). For each Reorganization, the Plan provides that the computation of net asset value will be made in accordance with valuation procedures of the Funds adopted by the Board of Trustees. Shareholders will receive the number of shares of the Successor Fund with the same aggregate value as they held in the Fund as of the Valuation Time.

Each Reorganization is subject to the satisfaction or, to the extent legally permissible, waiver of the conditions set forth in the Plan, including but not limited to the truth and correctness in all material respects of each party’s representations and warranties as set forth in the Plan, delivery of opinions of counsel, effectiveness of the registration statement with respect to the Successor Fund Shares of which this Joint Proxy Statement/Prospectus is a part, approval of the Plan by the Board of Trustees and by shareholders of the existing Fund. The Plan may be terminated (1) by the mutual agreement of the parties to the Plan; (2) at or prior to the Closing by either party (a) because of a breach by the other party of any representation, warranty or agreement contained in the Plan to be performed at or prior to the Closing, if not cured within 30 days of notification of such breach and prior to the closing, or (b) because a condition in the Plan expressed to be precedent to the obligations of the terminating party has not been met or waived and it reasonably appears that it will not or cannot be met; or (3) due to a determination by the Board that the consummation of the Reorganization is not in the best interests of the existing Fund or Successor Fund. The Plan may be amended, modified or supplemented only in writing by the parties to the Plan.

The Adviser is obligated under the Plan to pay the expenses associated with each Reorganization, regardless of whether the Reorganization is consummated. The costs of the Reorganizations will not be borne by the Funds or their shareholders. No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged by any Successor Fund as a result of, or in connection with, the Reorganizations.

Description of the Securities to be Issued

Shareholders of each Fund as of the Closing will receive full and fractional Class A shares of the corresponding Successor Fund in accordance with the terms of the Plan. The shares of each Successor Fund to be issued in connection with the Reorganizations will be validly issued, fully paid and non-assessable when issued. Shares of the Successor Fund to be issued in a Reorganization will have no preemptive or other rights to subscribe for such shares, and no share certificates will be issued.

Material Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganizations that are applicable to you as a Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Joint Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local, or foreign tax consequences of the Reorganizations. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Fund shares as part of a hedge, straddle, or conversion transaction; a person who does not hold Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of each Reorganization, the Fund and the corresponding Successor Fund will receive an opinion from the law firm of Vedder Price P.C. substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications, and assumptions, for federal income tax purposes:

(i)         The transfer by the Fund of all its assets to the Successor Fund in exchange solely for shares of the Successor Fund and the assumption by the Successor Fund of all the Fund’s liabilities, immediately followed by the pro rata distribution of all the shares of the Successor Fund so received by the Fund to the Fund’s shareholders in complete liquidation of the Fund and the termination of the Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Successor Fund and the existing Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(ii)        No gain or loss will be recognized by the Successor Fund upon the receipt of all the assets of the Fund solely in exchange for Successor Fund shares and the assumption by the Successor Fund of all the Fund’s liabilities.

(iii)       No gain or loss will be recognized by the Fund upon the transfer of all its assets to the Successor Fund solely in exchange for Successor Fund shares and the assumption by the Successor Fund of all the Fund’s liabilities or upon the distribution (whether actual or constructive) of the Successor Fund shares so received to the Funds shareholders solely in exchange for such shareholders’ shares of the Fund in complete liquidation of the Fund.

(iv)       No gain or loss will be recognized by the Funds shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Fund solely for Successor Fund shares.

(v)        The aggregate basis of the Successor Fund shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Fund exchanged therefor by such shareholder.

(vi)       The holding period of the Successor Fund shares received by each Fund shareholder in the Reorganization will include the period during which the shares of the Fund exchanged therefor were held by such shareholder, provided such shares of the Fund were held as capital assets at the effective time of the Reorganization.

(vii)      The basis of the assets of the Fund received by the Successor Fund will be the same as the basis of such assets in the hands of the Fund immediately before the effective time of the Reorganization.

(viii)     The holding period of the assets of the Fund received by the Successor Fund will include the period during which such assets were held by the Fund.

No opinion will be expressed as to (1) the effect of a Reorganization on a Successor Fund, a Fund or any Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (a) at the end of a taxable year or upon the termination thereof, or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

No private ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences of the Reorganizations. Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code and, thus, is taxable, the applicable Fund would recognize gain or loss on the transfer of its assets to the corresponding Successor Fund and each shareholder of the Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Fund shares and the fair market value of the shares of the Successor Fund it receives.

Prior to the closing of each Reorganization, the Fund may declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(1) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Fund paid tax under Section 852(b)(3)(A)). All or a portion of this distribution may be taxable to shareholder who are subject to federal income tax. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Fund unless a shareholder has made an election to receive dividends and distributions in cash. Taxable dividends and distributions are subject to federal income tax whether received in cash or additional shares.

After each Reorganization, the Successor Fund’s ability to use the existing Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Fund at the time of its Reorganization.

Tracking Your Basis and Holding Period; State and Local Taxes. After the Reorganizations, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes. However, mutual funds, such as the Funds and Successor Funds, must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 that are not in a retirement account (“covered shares”). Cost basis reporting by a mutual fund is not required if the shares were acquired in a reorganization and the basis of the acquired shares is determined from the basis of shares that were not covered shares.

This discussion does not address any state, local or foreign tax issues and is limited to material federal income tax issues. You are urged and advised to consult, and must rely on, your own tax advisors as to the federal, state, local, foreign and other tax consequences of the Reorganizations in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws. This discussion is intended to be only a summary of the material federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above.

Capitalization

The following table sets forth, for each Reorganization, the net assets, number of shares outstanding and net asset value (“NAV”) per share, assuming the Reorganization occurred as of January 31, 2017. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Successor Fund as of January 31, 2017 after giving effect to the applicable Reorganization. The Adviser will bear 100% of the Reorganization expenses, and as a result there are no pro forma adjustments to net assets. The numbers below may differ as of the closing date of the applicable Reorganization.

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Kansas Fund	$59,814,573.32	5,606,141.508	$10.67
Pro Forma Kansas Fund (Successor Fund)—Class A	$59,814,573.32	5,606,141.508	$10.67

Maine Fund	$19,628,370.54	1,827,780.430	$10.74
Pro Forma Maine Fund (Successor Fund)—Class A	$19,628,370.54	1,827,780.430	$10.74

Nebraska Fund	$50,430,300.97	4,920,098.719	$10.25
Pro Forma Nebraska Fund (Successor Fund)—Class A	$50,430,300.97	4,920,098.719	$10.25

New Hampshire Fund	$6,598,372.26	635,857.017	$10.38
Pro Forma New Hampshire Fund (Successor Fund)—Class A	$6,598,372.26	635,857.017	$10.38

Oklahoma Fund	$46,616,495.48	4,043,609.097	$11.53
Pro Forma Oklahoma Fund (Successor Fund) —Class A	$46,616,495.48	4,043,609.097	$11.53

The Funds’ Management

The term Fund as used throughout this section includes the existing Funds and the Successor Funds following the Reorganization.

Investment Adviser

Viking Management, P.O. Box 500, Minot, North Dakota 58702, is the investment adviser to the Funds pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). Since July 31, 2009, Viking Management has been a wholly-owned subsidiary of Corridor Investors, LLC (“Corridor”), a North Dakota limited liability company that was organized in January 2009. Corridor provides investment advisory, distribution and other services to the Integrity/Viking Funds, primarily through its subsidiaries. As the Funds’ investment adviser and pursuant to the Investment Advisory Agreement, Viking Management is responsible for (a) providing a program of continuous investment management for each Fund in accordance with the Fund’s investment objectives, policies and restrictions; (b) making investment decisions for each Fund; and (c) placing orders to purchase and sell securities for each Fund.

Portfolio Managers

The portfolio management team responsible for the day-to-day management of each Fund’s portfolio consists of Mr. Monte L. Avery (Senior Portfolio Manager), Mr. Shannon D. Radke (Senior Portfolio Manager), and Mr. Joshua D. Larson (Portfolio Manager).

Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start its Invest Center. He transferred back to Dean Witter in 1993 where he remained until he joined Integrity Money Management in 1995. Mr. Avery became an employee of Viking Management in August 2009. Since 1995, Mr. Avery has served as a portfolio manager to various funds currently advised by Viking Management, including the Funds.

Mr. Radke is a governor and president of Viking Management and a governor of Corridor. He founded Viking Management in September 1998. Mr. Radke holds a Bachelor of Business Administration degree in Banking and Finance from the University of North Dakota and has been engaged in the securities business since 1988 as a broker and as operations manager and later as chief operating officer of an investment advisory firm. Currently, in addition to the Funds (which he began co‑managing in November 2010), he serves as co-portfolio manager of various other funds advised by Viking Management.

Mr. Larson holds Bachelor of Science degrees in Finance and Management from Minot State University. He joined Integrity Viking Funds in 2010 in the fund accounting division and as a research analyst for certain funds advised by Viking Management. Mr. Larson has served as a co-portfolio manager of the Funds since November 2014.

The SAI for each Fund provides additional information about the portfolio managers’ method of compensation, other accounts managed, and ownership of securities in the Funds.

Investment Advisory Fees

For its services and pursuant to the Investment Advisory Agreement, Viking Management receives an annual fund management fee computed daily and paid monthly at the annual rates set forth in the table below and expressed as a percentage of each Fund’s average daily net assets.

Fund	Investment Advisory Fee Rate (as a percentage of average daily net assets)
Kansas Fund	0.50%
Maine Fund	0.50%
Nebraska Fund	0.50%
New Hampshire Fund	0.50%
Oklahoma Fund	0.50%

Advisory Agreement Approval

A discussion regarding the basis for the Board’s approval of the investment advisory agreement will be included in the Funds’ annual report for the fiscal year ended July 31, 2017.

Expense Limitation Agreement

Each Fund generally pays its own operating expenses, including but not limited to the costs associated with custodian, administrative, transfer agent, accounting, legal and audit services. (Please refer to a Fund’s SAI for an additional discussion of the Fund expenses.) A portion of these costs may be reimbursed by the Adviser, either at its discretion or pursuant to a contractual fee waiver and expense reimbursement agreement.

The Adviser has contractually agreed to waive its management fee and reimburse expenses (other than taxes, brokerage fees, commissions, extraordinary or non-recurring expenses and acquired fund fees and expenses) through November 29, 2018 so that the net annual operating expenses of each Fund do not exceed 0.98% of the respective Fund’s average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2018 with the approval of the Fund’s Board of Trustees.

In addition, certain affiliated service providers, including Integrity Fund Services, LLC and Integrity Funds Distributor, LLC, may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before the Adviser waives any of its fee or reimburses any expenses to satisfy its contractual expense limitation agreement.

Manager-of-Managers Structure

Under each investment advisory agreement between Viking Management and the Funds, Viking Management is authorized, at its own cost and expense, to enter into a sub-advisory agreement with a sub-adviser with respect to the respective Fund. If an investment adviser delegates portfolio management duties to a sub-adviser, the Investment Company Act of 1940, as amended (the “1940 Act”) generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Board and by fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

The Integrity Trust, the Viking Trust, and the Adviser have received an order from the SEC permitting the Funds to be managed under a “manager-of-managers” structure (the “SEC Order”). The SEC Order generally permits the Adviser to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board of Trustees, but without obtaining shareholder approval. If a sub-adviser is hired to provide sub-advisory services to a Fund, such Fund will provide information concerning the sub-adviser to shareholders of the Fund concerned.

In 2009, shareholders of each Fund approved a “manager-of-managers” structure for their Fund, which structure will be continued by each Successor Fund. Under the “manager-of-managers” structure for a Fund, the Adviser would remain the primary provider of investment advisory services to the Fund, would be permitted to hire or change sub-advisers, as appropriate, and would have ultimate responsibility (subject to oversight by the Board of Trustees) to oversee sub-advisers and recommend to the Board their hiring, termination, and replacement. The Adviser would remain responsible for providing general management services to a Fund utilizing the manager-of-managers structure, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and, subject to review and approval of the Board of Trustees, would, among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or a part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objectives, policies and restrictions.

Other Service Providers

The service providers to the Funds are as set forth in the table below.

Service Providers
Principal Underwriter	Integrity Funds Distributor, LLC
Accounting Service Provider and Administrator	Integrity Fund Services, LLC
Transfer Agent	Integrity Fund Services, LLC
Custodian	Wells Fargo Bank, N.A.
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.

Additional Information

The Board of Trustees has overall responsibility for the management of the Funds. The Board oversees generally the operations of the Funds, including contractual arrangements with various parties, including, among others, the investment adviser, custodian, distributor, transfer agent, and other service providers who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of a Fund.

This Joint Proxy Statement/Prospectus provides information concerning the Viking Trust and the Successor Funds that you should consider in determining whether to invest in shares of the Successor Funds. The Successor Funds may make changes to this information from time to time. Neither this Joint Proxy Statement/Prospectus, the SAIs or any document filed as an exhibit to the Viking Trust’s registration statement of which these documents are a part, is intended to, nor does it, give rise to an agreement or contract between the Viking Trust or a Successor Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Investing in the Funds

The Funds offer Class A shares. Following the Reorganizations, the Successor Funds will also offer Class I Shares.

The Board of Trustees has reserved the right to create and issue additional classes of the Successor Funds following the Reorganizations. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of a distribution plan for a particular class.

The following is a summary of certain policies and procedures applicable to the purchase and sale of shares of the Funds, and is qualified with respect to (i) the existing Funds by reference to the prospectus for the Funds, which is incorporated herein by reference; and (ii) the Successor Funds by reference to the sections of this Joint Proxy Statement/Prospectus entitled “How to Buy Successor Fund Shares” and “How to Sell Successor Fund Shares.” The policies and procedures of the existing Funds and the Successor Funds are similar. Key differences, if any, are indicated below.

Investment Minimums

The existing Funds and the Successor Funds have substantially similar minimum investment requirements, which are set forth in the table below. Each Fund reserves the right to reduce or waive these minimums in certain instances.

	Existing Funds		Successor Funds
	Regular Account	Automatic Investment Plan	Regular Account	Automatic Investment Plan	Individual Retirement Account
Initial Investment(1)	$1,000	$50	$1,000	$50	$250
Subsequent Investment	$50	$50	$50	$50	$50

(1)	The initial investment minimum will be waived with respect to shareholder accounts opened in connection with the Reorganizations.

Each Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation. Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed.

Rule 12b-1 Plans

Each Fund has adopted a plan under Rule 12b-1 under the 1940 Act with respect to its Class A shares that authorizes each Fund to compensate its distributor, Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or the “Distributor”) for services performed and expenses incurred by the Distributor in connection with the distribution of Class A shares of the Fund and for providing personal services and the maintenance of shareholder accounts. Under its respective plan, with respect to its Class A shares, each Fund may pay an annual Rule 12b-1 fee of up to 0.25% of its average daily net assets for distribution and shareholder services. The Distributor may pay all or a portion of the distribution and services fees to your financial adviser for providing distribution and ongoing services to you. The Distributor retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Financial Intermediary Compensation

Financial intermediaries and retirement plans may have certain accounts and arrangements with the Funds. With respect to such accounts and arrangements, Integrity Fund Services, LLC (“Integrity Fund Services” or the “Transfer Agent”) may pay a financial intermediary certain amounts for sub-transfer agency or other administrative services, for which it may receive reimbursement from the Funds. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations.

Purchasing Shares

Each Fund continuously offers its shares through the Distributor. You may purchase shares of a Fund on any day that the NYSE is open by sending a check or wire to the Fund’s transfer agent or by transacting with a financial intermediary that has an agreement with the Distributor. Once you have established a Fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account.

Exchanging Shares

You can exchange shares between any fund in the Integrity/Viking Funds with an up-front sales charge structure without paying any additional sales charges. Exchange purchases are subject to the minimum investment requirements of the fund purchased.

If you purchased shares of a Fund subject to a contingent deferred sales charge (“CDSC”), the CDSC will not be assessed at the time of the exchange. However, you will be required to pay any remaining CDSC owed on the exchanged shares at the time the acquired shares are redeemed, if any.

For federal income tax purposes, an exchange is a sale of shares, which may result in a taxable gain or loss, followed by a purchase of shares of the fund into which you exchange.

The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form or a letter of instruction. Alternatively, you may make exchanges by telephone by calling Integrity Fund Services at 800-601-5593. The exchange privilege may be changed or discontinued at any time upon 60 days’ notice to shareholders.

Converting Shares

The Successor Funds will offer Class A shares and are expected to offer Class I shares in a separate prospectus. Shares of one class of a Successor Fund may be converted to shares of another class of the same Fund, provided that you are eligible to buy the new share class. Such exchanges into shares of the same Fund are generally not taxable for federal income tax purposes. Investors who hold Successor Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Successor Fund available or that cannot systematically support the conversion may not be eligible to convert their shares.

Redeeming Shares

You may sell shares of a Fund on any day that the NYSE is open through the financial intermediary with which you hold your Fund shares and through instructions submitted by mail or by telephone to the transfer agent, subject to authentication and other requirements. You may also sell shares by systematic withdrawal.

Redemption payments will be made in cash and may be sent by check or can be sent to your bank through the ACH network. If you choose to receive proceeds via check, the transfer agent will normally mail the check the next business day, but in no event more than seven days after it receives your request. A Fund may suspend the right of redemption under certain circumstances. Under normal conditions, each Fund typically expects to meet redemption requests through the use of the Fund’s holdings of cash or cash equivalents or by selling other portfolio assets.

Net Asset Value Calculation

The price of a Fund’s shares is based on the Fund’s NAV. Each Fund calculates the NAV per share each business day at the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Central Time). NAV is calculated by dividing a Fund’s net assets by the number of its shares outstanding. Requests to buy and sell shares are processed based on the NAV next calculated after the Fund receives your request in proper form.

Short-term securities with remaining maturities of less than 60 days are valued at amortized cost or at original cost plus accrued interest. To the extent a Fund invests in open-end management investment companies, such Fund’s NAV will be calculated based upon the NAVs of the registered open-end investment companies (other than exchange-traded funds, which are valued at their current market value) in which the Fund invests. Other securities, including restricted securities and other assets are valued at fair value as described below. If an event were to occur after the value of an instrument was established but before NAV per share was determined, which would likely materially change the NAV, then the instrument would be valued using fair value considerations as described below.

When market quotations are not readily available (which is usually the case for municipal securities), invalid, or unreliable, or when a significant event occurs, Integrity Fund Services establishes the fair market value pursuant to procedures approved by the Board of Trustees, under the ultimate supervision of the Board of Trustees. In establishing fair value, Integrity Fund Services considers factors such as the yields and prices of comparable municipal bonds; the type of issue, coupon, maturity, and rating; indications of value from dealers; and general market conditions. Integrity Fund Services may also use a computer based system, a “matrix system,” to compare securities to determine valuations.

Distributions

Each Fund passes substantially all of its earnings from income and capital gains along to its investors as distributions. The Funds declare their net investment income as dividends daily and pay dividends monthly. Net investment income of a Fund generally consists of all interest income earned (or treated as earned) on portfolio securities less expenses. Distributions of realized short-term or long-term capital gains, if any, are paid annually, typically in December. You may reinvest distributions you receive from a Fund in additional Fund shares at net asset value. You may also have your distributions received in cash. Taxable dividends and distributions are subject to federal income tax whether received in cash or additional shares.

Shareholders’ Rights

Existing Funds. Integrity Managed Portfolios (previously defined as the “Integrity Trust”) is an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust. The Integrity Trust may issue an unlimited number of authorized shares of beneficial interest, without par value. The Integrity Trust is a series company, meaning the Board of Trustees of the Integrity Trust may establish one or more series of the Integrity Trust without shareholder approval. Currently, the Integrity Trust consists of five series (the Funds). Each series consists of only one class of shares. Each share of a series represents an equal beneficial interest in the net assets of such series. Each holder of shares of a series shall be entitled to receive his or her pro rata share of all distributions made with respect to such series. Such distributions may be in cash or in additional Fund shares or in a combination thereof. Upon redemption of his or her shares, a shareholder shall be paid solely out of the funds and property of such series. All shares issued pursuant to the certificate of trust and declaration of trust of the Integrity Trust shall be fully paid and non-assessable.

Successor Funds. Viking Mutual Funds (previously defined as the “Viking Trust”) is an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust. The Viking Trust may issue an unlimited number of authorized shares of beneficial interest, with a par value of $0.001 per share. The Viking Trust is a series company, meaning the Board of Trustees of the Viking Trust may establish one or more series of the Viking Trust without shareholder approval. In addition, the Board of Trustees of the Viking Trust may divide the shares of any series of the Viking Trust into classes. Currently, the Viking Trust contains the Viking Tax-Free Fund for Montana, Viking Tax-Free Fund for North Dakota and the five Successor Funds, each a series of the Viking Trust. Each series consists of two classes of shares: Class A and Class I. Each share of a series represents an equal beneficial interest in the net assets of such series. Each holder of shares of a series shall be entitled to receive his or her pro rata share of all distributions made with respect to such series. Such distributions may be in cash or in additional Fund shares or in a combination thereof. Upon redemption of his or her shares, a shareholder shall be paid solely out of the funds and property of such series. All shares issued pursuant to the trust instrument of the Viking Trust shall be fully paid and non-assessable. Each class of a series shall represent interests in the assets of that class and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that expenses allocated to a class may be borne solely by such class as determined by the trustees and a class may have exclusive voting rights with respect to matters affecting only that class.

Right to Vote. The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution (under certain circumstances), and amendments to fundamental policies, objectives, or restrictions. Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their respective governing instruments and applicable state law. For matters on which shareholders of a Fund do not have a right to vote, the Board of the Trust may nonetheless determine to submit the matter to shareholders for approval.

Submission of Shareholder Proposals. The Trusts do not have provisions in their respective governing instruments requiring that a shareholder provide notice to the applicable Fund in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to the Funds, require that certain conditions be met to present any proposals at shareholder meetings.

The following chart is a comparison of certain important provisions of the governing documents and governing laws of the existing Funds and the Successor Funds.

Shareholder Rights	Existing Funds	Successor Funds
Form of Organization:	Massachusetts business trust.	Delaware statutory trust.
Division of Series and Classes:	The Trustees may divide the shares of the Integrity Trust into one or more series, setting forth the relative rights and preferences of such series, without a shareholder vote.

The Trustees may divide the shares of the Viking Trust into one or more series and the shares of a series into separate classes, with such preferences, terms of conversion, voting powers, rights and privileges as the Trustees may determine, without a shareholder vote.

Preemptive or Subscription Rights:	None.	None.
Conversion Rights:	The shareholders shall have no exchange or conversion rights with respect to their shares, except as otherwise determined by the Trustees in their sole discretion.

The Trustees shall have full power and authority, in their sole discretion and without obtaining shareholder approval to establish and to change in any manner shares of any series or classes with such preferences, terms of conversion, voting powers, rights and privileges as the Trustees may determine.

Annual Meetings:	None.	There shall be no annual shareholders' meetings, unless required by law. Delaware law does not require the Viking Trust to hold annual shareholders meetings.
Right to Call Shareholder Meetings:

Meetings of shareholders (including meetings involving only one or more but less than all series) may be called by the Trustees, Chairman or such other persons as may be specified in the by-laws of the Integrity Trust and shall be called upon written application by shareholders holding at least 25% (or 10% if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the shares then outstanding requesting a meeting.

The Trustees may call a special meeting of shareholders of any series or class and shall call a special meeting of shareholders of any series or class upon the written request of shareholders owning at least 10% of the outstanding shares of such series or class entitled to vote.

Notice of Meetings:	Shareholders shall be entitled to at least 7 days' written notice of any meeting of the shareholders.	Shareholders shall be entitled to at least 15 days’ notice of any meeting, given as determined by the Trustees.
Record Date for Meetings:

The Trustees may fix in advance a time, which shall not be more than 60 days before the date of any meeting of shareholders as the record date for determining the shareholders having the right to notice and to vote at such meeting and any adjournment, and in such case only shareholders of record on such record date shall have such right, notwithstanding any transfer of shares on the books of the Integrity Trust after the record date.

The Trustees may fix in advance a date up to 90 days before the date of any shareholders' meeting as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting. The shareholders of record entitled to vote at a shareholders' meeting shall be deemed the shareholders of record at any meeting reconvened after one or more adjournments, unless the Trustees have fixed a new record date. If the shareholders' meeting is adjourned for more than 60 days after the original date, the Trustees shall establish a new record date.

Quorum for Meetings and Adjournments:

The presence at a meeting of shareholders in person or by proxy of shareholders entitled to vote at least 30% of all votes entitled to be cast at the meeting of each series entitled to vote as a series shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law or of the declaration of trust of the Trust permits or requires that the holders of Shares shall vote in the aggregate and not as a series, then the presence in person or by proxy of shareholders entitled to vote at least 30% of all votes entitled to be cast at the meeting (without regard to series) shall constitute a quorum. Any lesser number, however, shall be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.

One-third of the outstanding shares of each series or class, or one-third of the outstanding shares of the Trust, entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareholders' meeting with respect to such series or class, or with respect to the entire Trust, respectively. Any lesser number shall be sufficient for adjournments. Any adjourned session of a shareholders' meeting may be held within a reasonable time without further notice.

Shareholder Votes Required for Approval of Matters at Meetings:

Except when a larger vote is required by any provisions of the 1940 Act, the declaration of trust of the Integrity Trust or its by-laws, a majority of the shares of each series voted on any matter shall decide such matter insofar as that series is concerned, provided that where any provision of law or of the declaration of trust permits or requires that the holders of shares vote in the aggregate and not as a series, then a majority of the shares voted on the matter (without regard to series) shall decide such matter.

Except when a larger vote is required by law, the trust instrument of the Viking Trust or its by-laws, a majority of the outstanding shares voted in person or by proxy shall decide any matters to be voted upon with respect to the entire Viking Trust (or, if required by law, a “vote of a majority of the outstanding voting securities,” as defined in the 1940 Act, of the entire Viking Trust); provided, that if the trust instrument or applicable law permits or requires that shares be voted on any matter by individual series or classes, then a majority of the outstanding shares of that series or class (or, if required by law, a “vote of a majority of the outstanding voting securities,” as defined in the 1940 Act, of that series or class) voted in person or by proxy voted on the matter shall decide that matter insofar as that series or class is concerned.

Voting for Trustees:

 Any vacancy or anticipated vacancy resulting from any reason may (but so long as there are at least three remaining Trustees, need not unless required by the 1940 Act) be filled either by a majority of the remaining Trustees, even if less than a quorum, through the appointment in writing of such other person as such remaining Trustees in their discretion shall determine or, whenever deemed appropriate by the remaining Trustees, by the election by the shareholders.

The Trustees shall call a meeting of the shareholders for the election of one or more Trustees if required by 1940 Act and the authority provided above for the Trustees to appoint any successor Trustee or Trustees shall be restricted if such appointment would violate any provision of the 1940 Act.

Except when a larger vote is required by any provisions of the 1940 Act, the declaration of trust of the Integrity Trust or its By-Laws, a plurality of the shares voted on the matter shall elect a Trustee.

Whenever a vacancy shall exist in the Board of Trustees, regardless of the reason for such vacancy, the remaining Trustees shall appoint any person as they determine in their sole discretion, consistent with the limitations of the 1940 Act.

Section 16(a) of the 1940 Act generally provides that vacancies may be filled in any legal manner if immediately thereafter at least two-thirds of the directors then holding office have been elected by shareholders.

Except when a larger vote is required by law, the trust instrument of the Viking Trust or its by-laws, a plurality of the outstanding shares voted in person or by proxy shall elect a Trustee.

Votes Required for Approval of Reorganization or Liquidation of Trust or Series:

At any time by the affirmative vote of the shareholders of the affected series entitled to vote more than 50% of the votes entitled to be cast on the matter, the Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another series of the Trust, in exchange for cash, shares or other securities with such transfer being made subject to, or with the assumption by the transferee of, the liability belonging to each series the assets of which are so distributed.

The Trustees may terminate the Trust or series at any time by written notice to the shareholders without a vote of the shareholders or by the vote of the shareholders entitled to vote more than 50% of the votes of each series entitled to be cast on the matter.

A “vote of a majority of the outstanding voting securities,” as defined in the 1940 Act, of the Trust or affected series thereof is required to approve the sale of substantially all of the assets of the Viking Trust or affected series or conversion of the assets of the Trust or an affected series into money and the distribution thereof to shareholders, provided that no shareholder approval is required if a majority of the Trustees determines that the continuation of the Trust or series thereof is not in the best interests of the Trust, such series, or their respective shareholders as a result of factors or events adversely affecting the ability of the Trust or such series to conduct its business and operations in an economically viable manner.

Removal of Trustees:

Any Trustee may be removed: (1) for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective; or (2) with or without cause (a) by the vote of the shareholders entitled to be cast on the matter voting together without regard to series at any meeting called for such purpose, or (b) by a written consent filed with the custodian of the Trust's portfolio securities and executed by the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter voting together without regard to series.

Any Trustee may be removed: (1) with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees, specifying the effective date of removal; or (2) at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares.

Shareholder Liability and Indemnification:

In case any shareholder or former shareholder shall be held to be personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder shall be entitled out of the assets of the particular series of shares of which he is or was a shareholder to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust to reimburse any shareholder for taxes paid by reason of such shareholder's ownership of shares or for losses suffered by reason of any changes in value of any Trust assets.

Under Delaware law, shareholders of a series of the trust are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. There is, however, a possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust’s obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations.

The trust instrument of the Trust provides for indemnification out of the assets belonging to the applicable series of any shareholder or former shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason for the obligations of the applicable series.

Trustee/Officer Liability and Indemnification:

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or manager, principal underwriter or custodian, nor shall any Trustee be responsible for the act or omission of any other Trustee. Nothing in the declaration of trust of the Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Subject to certain exceptions, every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director or officer and against amounts paid or incurred by him in settlement thereof.

Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Viking Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in the trust instrument of the Trust or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Subject to certain exceptions, every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided, however, that the Viking Trust shall not be obligated to indemnify any agent acting pursuant to a written contract with the Viking Trust, except to the extent required by such contract.

Rights of Inspection:

Any shareholder or his agent may inspect and copy during normal business hours any of the following documents of the Integrity Trust: by-laws, minutes of the proceedings of the shareholders and annual financial statements of the Integrity Trust, including a balance sheet and financial statements of operations.

The original or a copy of the declaration of trust of the Integrity Trust and of each amendment thereto stall be kept at the office of the Integrity Trust where it may be inspected by any shareholder.

The original or a copy of the trust instrument of the Viking Trust and of each amendment thereto or trust instrument supplemental shall be kept at the office of the Viking Trust where it may be inspected by any shareholder.

Number of Authorized Shares; Par Value:	Unlimited; no par value per share.	Unlimited; $0.001 par value per share.
Number of Votes:

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees.

Amendments to Governing Instruments:

The declaration of trust of the Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of shareholders holding more than 50% of the shares of each affected series entitled to vote. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code and the regulations thereunder for the Trust's obtaining the most favorable treatment thereunder available to regulated investment companies or of establishing and designating or abolishing any series of shares in accordance certain provisions of the by-laws shall not require authorization by shareholder vote.

The by-laws of the Trust may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such majority.

The Trustees may, without shareholder approval, amend the trust instrument of the Trust, provided that shareholders have the right to vote on any amendment (1) which affects the voting rights of shareholders granted in certain provisions of the trust instrument; (2) which amends the provision of the trust instrument addressing amendments thereto; (3) which is required to be approved by shareholders by law or by the Trust’s registration statement filed with the SEC; and (4) which is submitted to shareholders by the Trustees in their discretion.

The by-laws of the Trust may be amended by the Trustees, or by the affirmative vote of a majority of the outstanding shares entitled to vote at any meeting; except that, after the issue of any shares, the provision of the by-laws of the Trust addressing amendments thereto may only be amended by the affirmative vote of the holders of the lesser of (a) at least two-thirds of the outstanding shares present and entitled to vote at any meeting, or (b) at least 50% of the outstanding shares.

Voting Information Concerning the Joint Special Meeting

Solicitation of Proxies

Proxies are being solicited by the Board of Trustees on behalf of the Funds. The proxies will be voted at the Joint Special Meeting of shareholders of the Funds. Broadridge Financial Solutions, Inc., has been engaged to assist in the solicitation of proxies with respect to certain shareholders for the Special Meeting. Proxies will also be solicited by officers, employees and agents of the Funds, the Adviser or the Adviser’s affiliates. Proxies are expected to be solicited principally by mail, but may also be solicited by telephone, through the Internet, or otherwise. Any telephonic solicitations will follow procedures reasonably designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. Although solicitors are permitted to answer questions about the voting process and may read any recommendation set forth in this Joint Proxy Statement/Prospectus, they are not permitted to recommend to shareholders how to vote. The cost of the solicitation, including the printing and mailing of proxy materials, is estimated to be approximately $35,000 and will be borne by the Adviser or its affiliates.

How to Vote

You may vote on the proposed Plan with respect to your Fund by utilizing one of the following options:

By Mail:	Complete, sign and date the proxy card enclosed with the Joint Proxy Statement/Prospectus and return it in the postage paid envelope provided.
By Telephone:

You may vote your shares by telephone. To do so, please have your proxy card available and follow the instructions on the proxy card. You will need the control number found in the box on the proxy card to execute your vote.

By Internet:

You may vote your shares through the Internet. To do so, please have your proxy card available and follow the instructions on the proxy card. You will need the control number found in the box on the proxy card to execute your vote.

By Facsimile:	Complete, sign and date the proxy card enclosed with the Joint Proxy Statement/Prospectus and fax it to the number provided on your proxy card.
In Person:	Attend the Special Meeting in person at 3 p.m. (Central time) on September 21, 2017 at the offices of the Integrity Trust, One Main Street North, Minot, ND 58703.

Any person conferring a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of Integrity Managed Portfolios at One Main Street North, Minot, North Dakota 58703. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy by executing a superseding proxy or by submitting a written notice of revocation and voting in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on a properly executed proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan. If your Proxy Card indicates you are abstaining from voting, you will be treated as having voted “Against” the approval of the Plan.

Quorum and Required Votes

For the purposes of determining the presence of a quorum for transacting business at the Special Meeting with respect to a Fund, abstentions and broker non-votes (i.e., when are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes, if any, will have the effect of a vote against the Reorganization. If the necessary quorum to transact business or the vote required to approve a Reorganization proposal is not obtained at the Special Meeting, the chairman of the Special Meeting or the shareholders present in person or by proxy may approve one or more adjournments of the Special Meeting with respect to a Fund, in accordance with applicable law, to permit the further solicitation of proxies.

Fund shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in favor of the approval of the Fund’s Reorganization. Shareholders representing 30% of all votes entitled to be cast at the Special Meeting of a Fund, present in person or by proxy, constitutes a quorum for the Special Meeting with respect to that Fund. Approval of the proposed Reorganization of a Fund will require the affirmative vote of the holders of a majority of the votes entitled to be cast at the Special Meeting.

If sufficient votes in favor of a Reorganization set forth in the Notice of Special Meeting are not received by the time scheduled for the Special Meeting, the chairman of the Special Meeting, or, if submitted to shareholders, the shareholders by the affirmative vote of a majority of votes cast at such Special Meeting and entitled to vote at the Special Meeting, whether or not sufficient to constitute a quorum, may adjourn the Special Meeting without further notice to a date not more than 120 days after the Record Date for the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present. By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Special Meeting. Therefore, whether you instruct a vote for or against the Reorganization or instruct the proxy to abstain from voting on the Reorganization, those persons will be authorized, to vote in favor of an adjournment if sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting.

It is not anticipated that any matters other than the approval of the Plan will be brought before the Meeting. Should other business be brought before the Meeting, it is intended that all proxies will be voted in accordance with the judgment of the persons named as proxies. The costs of any additional solicitation and of any adjourned session will be paid by the Adviser.

Record Date and Outstanding Shares

Only shareholders of record of a Fund at the close of business on July 25, 2017 (previously defined as the “Record Date”) are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof. Shareholders of each Fund on the Record Date are entitled to one vote for each share that they hold in the Fund, with holders of fractional shares entitled to a proportional fractional vote. As of the Record Date, the total number of shares of each Fund outstanding and entitled to vote was as follows:

Fund	Number of Shares
Kansas Municipal Fund	[•]
Maine Municipal Fund	[•]
Nebraska Municipal Fund	[•]
New Hampshire Municipal Fund	[•]
Oklahoma Municipal Fund	[•]

Shareholder Information. Exhibit C to this Joint Proxy Statement/Prospectus lists the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of a Fund, owned 5% or more of the outstanding shares of the Fund.

Additional Information About the Funds’ Investment Strategies

In addition to the investments and strategies described under “Synopsis” with respect to each Reorganization in this Joint Proxy Statement/Prospectus, the Funds may invest in other securities, use other strategies and engage in other investment practices. With respect to the Successor Funds, these permitted investments and strategies are described in detail in the SAI of the Successor Funds related to this Joint Proxy Statement/Prospectus, which is incorporated herein by reference. The SAI for the Funds, which is incorporated herein by reference, describes the additional permitted investments and strategies of the Funds.

Investment Objectives and Fundamental Investment Policies

Each Fund’s investment objective is described under the “Synopsis” section above relating to each Reorganization. Each Fund has adopted certain fundamental investment policies. A comparison of the fundamental investment policies of each Fund to the fundamental investment policies of the corresponding Successor Fund are attached as Exhibit B.

Each Fund’s investment objective and fundamental investment policies cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders’ meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. Each Successor Fund’s investment objective and fundamental investment policies cannot be changed without the affirmative vote of: (i) more than 50% of the Fund’s outstanding shares or (ii) 67% or more of the Fund’s shares present at a shareholder meeting if more than 50% of the Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Other Investment Policies

Temporary Defensive Investments. During unusual market or other conditions, each Fund may temporarily depart from its investment objective and invest up to 100% of its assets in money market mutual funds, short-term U.S. Government obligations, cash, and cash equivalents. During such times, the Fund may be unable to pursue its investment objective. In addition, interest on these short-term investments may be taxable.

The Funds’ other investment policies are provided in the SAI for the Funds, which is incorporated herein by reference. The Successor Funds’ other investment policies are provided in the SAI of the Successor Funds related to this Joint Proxy Statement/Prospectus, which is incorporated herein by reference.

Fund Shares

Each Successor Fund is offering Class A shares pursuant to this Joint Proxy Statement/Prospectus. Pursuant to the Plan, upon the Closing of each Reorganization shareholders of the applicable Fund will receive Class A shares of the corresponding Successor Fund. Nothing contained herein will be construed as an offer to purchase or otherwise acquire shares of a Successor Fund other than in connection with the Reorganizations. The features of Class A shares, including sales charges and fees, are described below.

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value (“NAV”) per share plus an up-front sales charge. Each Successor Fund has adopted a plan under Rule 12b-1 under the 1940 Act with respect to its Class A shares that authorizes each Successor Fund to compensate its distributor, Integrity Funds Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of Class A shares of the Successor Fund and for providing personal services and the maintenance of shareholder accounts. Under its respective plan, with respect to its Class A shares, each Successor Fund may pay an annual Rule 12b-1 fee of up to 0.25% of its average daily net assets for distribution and shareholder services. The Distributor may pay a portion of the distribution and services fees to your financial adviser for providing distribution and ongoing services to you, respectively. The Distributor retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. Because these fees are paid out of a Successor Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The up-front sales charge and the commissions paid to dealers for the Successor Funds are as follows:

When You Invest This Amount	The Sales Charge Makes Up This % Of The Offering Price	Which Equals This % Of Your Investment*

Less than $100,000	2.50%	2.56%
$100,000 but less than $250,000	2.00%	2.04%
$250,000 but less than $500,000	1.50%	1.52%
$500,000 and above	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.

No sales charge will be imposed on the Class A shares of a Successor Fund received in connection with a Reorganization.

Limited Contingent Deferred Sales Charge

Certain investors that purchase Successor Fund shares without an up-front sales charge will have to pay a limited CDSC of 1.00% if they redeem those shares within twenty-four months of purchase. Your investment may be subject to this CDSC if:

•         you purchased $500,000 or more of Successor Fund shares and the Successor Fund’s distributor paid your investment representative a commission;

•         you purchased Successor Fund shares subject to a sales charge waiver, and the Successor Fund’s distributor paid your investment representative a commission.

In the case of a partial redemption, the CDSC is calculated as if any shares not subject to the charge are redeemed first and shares subject to the CDSC are then redeemed in the order purchased. The limited CDSC only applies if you redeem these shares within twenty-four months of purchase. The sales charge will be applied as a percentage of the initial purchase amount or the amount of redemption proceeds, whichever is less. You do not pay a CDSC on shares acquired by reinvesting dividends and capital gains.

No CDSC will be charged in connection with your receipt of Successor Fund Shares in the Reorganization of your Fund. If you hold Fund shares that are subject to contingent deferred sales charges (certain purchases where you do not pay an initial sales charge), the Successor Funds will look to the date of purchase of your Fund shares for purposes of assessing such contingent deferred sales charges. However, Class A shares of the Successor Funds purchased after completion of the Reorganizations are subject to CDSCs.

Sales Charge Reduction and Waivers

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

Quantity Discounts. Integrity Fund Services offers several ways for you to combine your purchases in the Integrity/Viking Funds to take advantage of the lower sales charges for large purchases of shares.

•         Cumulative Quantity Discount—lets you combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Integrity/Viking Funds for purposes of calculating the sales charge. You may also combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Your retirement plan accounts, family trust accounts, and solely-controlled business accounts may also be included.

•         Letter of Intent (“LOI”)—expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. A portion of your shares will be reserved to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

In order to be sure you obtain a sales charge discount, you should inform your investment representative or Integrity Fund Services at the time of purchase that you are eligible for a reduction, or else you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide information and records (including account statements) of all relevant accounts invested in a Successor Fund and other Integrity/Viking Funds, such as:

•         information or records regarding shares of the Successor Fund or other Integrity/Viking Funds held in all accounts (e.g., retirement accounts) of the shareholder at a financial intermediary;

•         information or records regarding shares of the Successor Fund or other Integrity/Viking Funds held in any account of the shareholder at another financial intermediary; and

•         information or records regarding shares of the Successor Fund or other Integrity/Viking Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

The Integrity/Viking Funds include: (1) the Successor Funds; (2) five series of The Integrity Funds known as the Williston Basin/Mid-North America Stock Fund, the Integrity Growth & Income Fund, the Integrity High Income Fund, the Integrity Dividend Harvest Fund, and the Integrity Energized Dividend Fund); and (3) the existing Funds.

Please retain any records necessary to substantiate your historical costs because the Successor Funds, the Transfer Agent, and financial intermediaries may not maintain this information.

Reinstatement Privilege. If you sell shares of an Integrity/Viking Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The sale of shares and reinvestment may still result in a tax liability for federal income tax purposes.

Group Purchases. If you are a member of a qualified group (as described in the SAI to this Joint Proxy Statement/Prospectus), you may buy shares of the Successor Funds at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members’ existing investments, plus the amount of the current purchase.

Sales Charge Waivers. Shares of a Successor Fund may be purchased without an initial sales charge by particular classes of investors, including:

•         current and former registered representatives and employees, including their immediate families, of broker-dealers having selling group agreements with Integrity Funds Distributor or any trust, pension, profit-sharing, or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, their parents, and their siblings);

•         current and former employees (including their spouses and dependent children) of banks and other financial services firms that provide advisory, custody, or administrative services related to the Successor Fund pursuant to an agreement with the Successor Fund, Corridor or one of its affiliates, or any trust, pension, profit-sharing, or other benefit plan for such persons;

•         individuals and institutions purchasing shares in connection with the acquisition of the assets of or merger or consolidation with another investment company;

•         investors purchasing through certain asset- or transaction-fee based investment advisers, broker-dealers, bank trust departments, and other financial services firms;

•         401(k), 403(b), 457, profit-sharing, and defined benefit plans; excluded from this waiver are SEPs, SARSEPs, and SIMPLE IRAs; and

•         foundations and endowments, provided the foundation or endowment has assets of $1 million or more.

The elimination of the up-front sales charge for certain individuals and institutions is provided because of anticipated economies of scale and reduced sales-related efforts. A Successor Fund must be notified in advance that you believe your investment qualifies for a sales charge reduction or waiver. No sales charge will be imposed on the Class A shares of a Successor Fund received in connection with a Reorganization.

Additional Information

The Successor Funds make available, free of charge, more information about sales charge reductions and waivers through the Successor Funds’ website at integrityvikingfunds.com (which includes hyperlinks that facilitate access to this information). Additional information is also available from the SAI to this Joint Proxy Statement/Prospectus or from your financial adviser.

How to Buy Fund Shares

Successor Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business. Generally, the NYSE is closed on weekends, national holidays, and Good Friday. The close of regular trading on the NYSE is normally 3:00 p.m., Central Time. Each Successor Fund will process purchase orders that it receives in proper form prior to the close of regular trading on a day on which the NYSE is open at the NAV determined on that day. An order is in “proper form” if the Successor Fund’s transfer agent, Integrity Fund Services, has all of the information and documentation it deems necessary to effect your order, which would typically mean that it has received federal funds, a wire, a check or Automated Clearing House (“ACH”) transaction, together with a completed account application. Should you wish to purchase shares via wire transfer, please call the Transfer Agent at 800-601-5593 for wire instructions. The wire must be received by 3:00 p.m., Central time, for you to receive that day’s share price. Each Successor Fund will process purchase orders that it receives in proper form after the close of regular trading on the next day that the NYSE is open for regular trading.

You may buy shares through investment dealers who have sales agreements with the Distributor or directly from the Distributor. If you do not have a dealer, call 800-276-1262 and the Distributor can refer you to one. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions receive transaction fees that are the same as commissions to dealers, and they may charge you additional service fees.

Purchase requests should be addressed to the authorized dealer or agent from whom you received this prospectus. Such dealers or agents may place a telephone order with the Distributor for the purchase of shares. Checks should be made payable to the name of the applicable Fund. The Transfer Agent will charge a $15.00 fee against a shareholder’s account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Successor Fund as a result.

A Successor Fund may reject any purchase orders, including exchanges, for any reason. A Successor Fund will reject any purchase orders, including exchanges, from investors that, in the Investment Adviser’s opinion, may constitute excessive trading. For these purposes, the Investment Adviser may consider an investor’s trading history in the Successor Fund or other funds in the Integrity/Viking Funds, and accounts under common ownership or control.

You may be asked to provide additional information in order for the Transfer Agent or a dealer to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Shares of the Successor Funds have not been registered for sale outside of the United States. The Successor Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO (Army Post Office) or FPO (Fleet Post Office) addresses. The Successor Funds may not be available for purchase in every state. Please consult your investment representative or Integrity Fund Services concerning the availability of a particular Successor Fund in your state.

To make any ownership changes to any accounts over $100,000, a signature guarantee will be required.

How to Buy Shares, Open an Account or Add to an Account

Buying Shares	Opening an Account	Adding to an Account

Through your investment representative	Contact your investment representative.	Contact your investment representative.

By Mail	Make your check payable to the Successor Fund in which you are investing. Mail the check and your signed application to Integrity Fund Services.

Make your check payable to the Successor Fund in which you are investing. Include your account number on the check.

Fill out the deposit slip from your confirmation statement. If you do not have a slip, include a note with your name, the Successor Fund name, and your account number.

Mail the check and deposit slip or note to Integrity Fund Services.

By Wire

Call to receive wire instructions.

Mail your signed application to Integrity Fund Services.

To make a same day wire investment, please call Integrity Fund Services by 1:00 p.m. Central Time and make sure your wire arrives by 3:00 p.m.

Call to receive wire instructions. To make a same day wire investment, please call Integrity Fund Services by 1:00 p.m. Central Time and make sure your wire arrives by 3:00 p.m.

By Exchange	Call Integrity Fund Services at the number below, or send signed written instructions.	Call Integrity Fund Services at the number below, or send signed written instructions.

Integrity Fund Services, LLC
	Mailing Address: PO Box 759 Minot, ND 58702	For overnight deliveries: 1 Main Street North Minot, ND 58703
Call toll free: 800-601-5593

Account Application

If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application.

Customer Identification Procedures

The Successor Funds are required under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you will be required to supply your full name, date of birth, social security number or other taxpayer identification number, and permanent street address (not a P.O. Box) to assist in verifying your identity. As required by law, the Successor Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Under certain circumstances, it may be appropriate for the Successor Funds to close or suspend further activity in an account.

Minimum Investments and Share Price

You may open an account with a minimum initial investment of $1,000 ($50 for the Automatic Investment Plan (described below) and $250 for an IRA) and make additional investments at any time with as little as $50. The Successor Funds may change these minimum investments at any time and may accept investments of smaller amounts at their discretion.

Each Successor Fund reserves the right to redeem Successor Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation. Should a Successor Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed. The investor will not be assessed a CDSC if the account is redeemed.

The price you pay for shares will depend on how and when the Successor Fund receives your order. You will receive the share price next determined after the Successor Fund has received your order. If you place your order by contacting the Successor Fund directly, your order must be received by the Successor Fund prior to the close of regular trading of the NYSE (normally 3:00 p.m., Central Time) for you to receive that day’s price. However, if you place your order through a dealer prior to the close of regular trading of the NYSE, you will receive that day’s price. Dealers are obligated to transmit orders promptly. See “Net Asset Value” for a discussion of how shares are priced.

Automatic Investment Plan—the Monthomatic Investment Plan

Systematic investing allows you to make regular investments through automatic deductions from your bank account (the “Monthomatic Plan”). Simply complete the appropriate section of the account application form or call Integrity Fund Services at 800-601-5593 for the appropriate forms.

With the Monthomatic Plan, you can make regular investments of $50 or more per month by authorizing Integrity Fund Services to take money out of your bank, savings and loan association, or credit union (“financial institution”) account. If an investor has expedited wire transfer redemption privileges with his or her Successor Fund account, such investor must designate the same financial institution account for both the Monthomatic Plan and the wire redemption programs. If you redeem shares within fifteen days after purchasing them under the Monthomatic Plan and your account does not have sufficient funds, your redemption proceeds may not be sent until your account has sufficient funds, which may take up to fifteen days. You can stop the withdrawals at any time by sending a written notice to Integrity Fund Services at P.O. Box 759, Minot, ND 58702. The termination will become effective within seven days after Integrity Fund Services has received the request. The Successor Funds may terminate or modify the Monthomatic Plan at any time and may immediately terminate a shareholder’s Monthomatic Plan if any item is unpaid by the shareholder’s financial institution. There is no charge for the Monthomatic Plan.

Distribution Options

You may reinvest distributions you receive from a Successor Fund in an existing account of the Successor Fund. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen; otherwise Integrity Fund Services will reinvest your distributions in the Successor Fund. Taxable distributions are subject to federal income tax whether received in cash or additional shares.

Telephone Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell, or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Successor Funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as Integrity Fund Services takes certain measures to verify telephone requests, Integrity Fund Services will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

Exchanging Shares

You can exchange Class A shares between any Integrity/Viking Fund with an up-front sales charge structure without paying any additional sales charges. Before requesting an exchange, review the prospectus of the Integrity/Viking Fund you wish to acquire. Exchange purchases are subject to eligibility requirements as well as the minimum investment requirements of the fund shares purchased. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. If you purchased Class A shares subject to a CDSC, the CDSC will not be assessed at the time of the exchange. However, you will be required to pay any remaining deferred sales charge owed on the exchanged shares at the time the acquired shares are redeemed, if any. For purposes of calculating the CDSC, your holding period will begin on the day you purchased the shares being exchanged.

For federal income tax purposes, an exchange is treated as a sale of shares which may result in a taxable gain or loss, followed by a purchase of shares of the fund into which you exchange. Your ability to currently deduct a loss realized on the exchange may be limited under the Code. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after the purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form or letter of instruction. Alternatively, you may make exchanges by telephone by calling Integrity Fund Services at 800-601-5593. The exchange privilege may be changed or discontinued at any time upon 60 days’ notice to shareholders.

Share Class Conversions

Shares of one class of a Successor Fund may be converted to shares of another class of the same Successor Fund, provided that you are eligible to buy the new share class. Investors who hold Successor Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Successor Funds available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details.

In general, the conversion of shares of one class of a Successor Fund for shares of another class of the same Successor Fund is not considered a taxable event for federal income tax purposes. Any CDSC associated with the shares being converted will be assessed immediately prior to the conversion into shares of the new share class. Shares redeemed to pay the CDSC would be considered a taxable redemption. Please consult your own tax advisor for further information.

How to Sell Fund Shares

You can sell your shares on any day the New York Stock Exchange is open. Generally, the New York Stock Exchange is closed on weekends, national holidays, and Good Friday.

Through Your Investment Representative	Contact your investment representative. Please note that your investment representative may charge a processing or service fee.

By Mail

Send written instructions and endorsed share certificates (if you hold share certificates) to Integrity Fund Services. Corporate, partnership, or trust accounts may need to send additional documents.

Specify the Successor Fund, account number, and dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone

As long as your transaction is for $100,000 or less, you do not hold share certificates and you have not changed your address by phone within the last 30 days, you can sell your shares by phone.

A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

By Wire

You can call or write to have redemption proceeds of $1,000 or more wired to a bank or escrow account. See the policies above for selling shares by mail or phone.

Before requesting a wire, please make sure Integrity Fund Services has your bank account information on file. If Integrity Fund Services does not have this information, you will need to send written instructions with your bank’s name and address, your bank account number, the ABA routing number, and a signature guarantee.

Requests received in proper form by 3:00 p.m. Central Time will be wired the next business day.

By Exchange or Share Class Conversion

Call the Transfer Agent at the number below or send signed written instructions. See the policies above for selling shares by mail or phone. However, a signature guarantee will not be required to exchange shares of any amount.

Integrity Fund Services, LLC
	Mailing address: PO Box 759 Minot, ND 58702	For overnight deliveries: 1 Main Street North Minot, ND 58703

Call toll free: 800-601-5593

Selling Shares in Writing

Requests to sell $100,000 worth of shares or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the Successor Funds, written instructions signed by all registered owners, with a signature guarantee for each owner, will be required if:

•         you are selling more than $100,000 worth of shares;

•         you want your proceeds paid to someone who is not a registered owner;

•         you want to send your proceeds somewhere other than the address of record, or pre-authorized bank or brokerage firm account; or

•         you have changed the address on your account by phone within the last 30 days.

Selling Recently Purchased Shares

If you sell shares recently purchased with a check or draft, Integrity Fund Services may delay sending you the proceeds until your check or draft has cleared, which may take up to fifteen days. A certified or cashier’s check may clear in less time.

Systematic Withdrawal Plan

This plan allows you to automatically sell your shares and receive regular payments from your account. If the value of your account is at least $5,000, you may request to have a specific amount regularly withdrawn automatically from your account to sign up, complete the appropriate section of your application.

Redemption Proceeds

Normally, your redemption check will be sent the next business day after Integrity Fund Services receives your request in proper form, but it may take up to seven days if making immediate payment would adversely affect the Successor Fund. Integrity Fund Services is not able to receive or pay out cash in the form of currency.

In addition, a Successor Fund may suspend the right of redemption under the following unusual circumstances:

•         when the New York Stock Exchange is closed (other than for weekends and holidays) or trading is restricted, as determined by the SEC;

•         when an emergency exists as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

•         during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the net asset value per share next determined after the termination of the suspension.

Fund Account Policies

Calculating Share Price

The price of a Successor Fund’s shares is based on the Fund’s NAV. Each Successor Fund calculates the NAV per share each business day at the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Central Time). Shares will not be priced on the days on which the New York Stock Exchange is closed for trading. NAV is calculated by dividing a Successor Fund’s net assets by the number of its shares outstanding. Requests to buy and sell shares are processed based on the NAV next calculated after we receive your request in proper form.

Fixed income securities for which market quotations are readily available are valued at the mean between the quoted bid and ask prices. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost or at original cost plus accrued interest. To the extent a Successor Fund invests in open-end management investment companies, such Successor Fund’s NAV will be calculated based upon the NAVs of the registered open-end investment companies (other than exchange-traded funds, which are valued at their current market value) in which the Successor Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing. Other securities, including restricted securities and other assets are valued at fair value as described below. If an event were to occur after the value of an instrument was established but before NAV per share was determined, which would likely materially change the NAV, then the instrument would be valued using fair value considerations as described below.

When market quotations are not readily available (which is usually the case for municipal securities), invalid, or unreliable, or when a significant event occurs, Integrity Fund Services establishes the fair market value pursuant to procedures approved by the Board of Trustees, under the ultimate supervision of the Board of Trustees. In establishing fair value, Integrity Fund Services considers factors such as the yields and prices of comparable municipal bonds; the type of issue, coupon, maturity, and rating; indications of value from dealers; and general market conditions. Integrity Fund Services may also use a computer based system, a “matrix system,” to compare securities to determine valuations. The procedures used by Integrity Fund Services and its valuations are reviewed by the officers of the Successor Funds under the general supervision of the Board of Trustees and periodically by the Board of Trustees. Whether a particular event is a significant event depends on whether the event is likely to affect the value of a portfolio security held by a Successor Fund. Significant events may include new developments in the securities markets or major occurrences outside of the securities markets, such as natural disasters and armed conflicts. In accordance with the fair value procedures adopted by the Board of Trustees, Integrity Fund Services is responsible for monitoring the securities markets and new developments for significant events that might require a Successor Fund to fair value its securities.

Examples of circumstances which may require further consideration to be given to whether market quotations are available, valid, or reliable, include the lack of reported trades for or infrequent sales of a portfolio security, the suspension of trading on an exchange on which a portfolio security was traded and markets closing early. In addition, while the Successor Funds do not generally invest in thinly traded securities, in the event that they do, such securities may be valued at fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. Each Successor Fund, when using fair value methods to price securities, may value those securities higher or lower than another mutual fund using market quotations or fair value to price the same securities. There can be no assurance that a Successor Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Successor Fund determines its NAV.

Statements and Reports

You will receive a confirmation statement for each transaction as well as quarterly account statements. You will also receive the Successor Funds’ financial reports every six months. The dealer or other investment representative of record on your account will also receive statements and other information about your account directly from the Successor Fund.

Joint Accounts and Ownership Changes to Accounts

Unless you specify a different registration, accounts with two or more owners are registered as “joint tenants with rights of survivorship.” To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state. To make any ownership changes to any accounts over $100,000, a signature guarantee will be required.

Market Timing Policy

The Successor Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Successor Fund shares in response to short-term market fluctuations) that may be harmful to the Successor Funds, including but not limited to market timing. Short-term or excessive trading into and out of a Successor Fund can disrupt portfolio management strategies, harm performance, and increase Successor Fund expenses for all shareholders, including long-term shareholders who do not generate these costs. A Successor Fund may be more or less affected by short-term trading in Successor Fund shares, depending on various factors such as: the size of the Successor Fund, the amount of assets the Successor Fund typically maintains in cash or cash equivalents; the dollar amount, number, and frequency of trades in Successor Fund shares; and other factors. Arbitrage market timing may also be attempted in Successor Funds that hold significant investments in securities and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Successor Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. Each Successor Fund may refuse to sell shares to market timers and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer and as further set out below. The Successor Funds do not accommodate frequent purchases and redemptions of Successor Fund shares by their shareholders. The Board of Trustees has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Successor Funds: (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances. Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in a Successor Fund may occur. Moreover, each of these procedures involves judgments that are inherently subjective. Viking Management and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. The Successor Funds may modify these procedures in response to changing regulatory requirements imposed by the SEC or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers. Although the Successor Funds and their service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring. The Successor Funds, Viking Management, and their agents monitor selected trades and flows of money in and out of the Successor Funds in an effort to detect excessive short-term trading activities and for consistent enforcement of the procedures. If, as a result of this monitoring, a Successor Fund, Viking Management, or one of their agents believes that a shareholder has engaged in excessive short-term trading, the Transfer Agent will, at its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. The Successor Fund may reject any purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Successor Fund believes are made on behalf of market timers.

Restrictions on Certain Transactions. In order to prevent market timing, the Successor Funds will impose the following restrictions:

•         the Successor Funds will restrict or refuse purchase or exchange orders, for any reason, by those persons that the Successor Funds or Integrity Funds Distributor, LLC (the “Distributor”) believes constitute excessive trading;

•         the Successor Funds will reject transactions that violate the Successor Funds’ excessive trading policies or their exchange limits;

•         in order to limit excessive exchange activity and otherwise to promote the best interests of the Successor Funds, the Successor Funds will monitor all redemptions that take place within 30 days of purchase; and

•         the Successor Funds will process trades received after the close of regular trading on the NYSE (generally 3:00 p.m., Central Time) at the NAV next calculated.

However, trades transmitted through National Securities Clearing Corporation (“NSCC”) that are received by Integrity Fund Services after 3:00 p.m., Central Time but received by the broker-dealer, bank, or other financial institution transmitting the trade through NSCC before 3:00 p.m., Central Time are processed with the date the trade is received by such financial institution.

Investors are subject to this market timing policy whether a direct shareholder of the Successor Funds or investing indirectly in the Successor Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator, or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Successor Funds for trading on behalf of its customers.

While the Successor Funds will encourage financial intermediaries to apply the market timing trading policy to their customers who invest indirectly in the Successor Funds, the Successor Funds are limited in their ability to monitor the trading activity or enforce the market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Successor Funds may not be able to detect market timing that may be facilitated by financial intermediaries or is difficult to identify because of the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might constitute market timing, the Successor Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Successor Funds’ market timing trading policy. However, under federal securities law, funds are generally required to enter into shareholder information agreements with certain financial intermediaries that hold fund shares in “omnibus accounts” on behalf of others. Pursuant to these arrangements, the financial intermediary agrees to, among other things provide certain information upon fund request about shareholders and transactions in these accounts to help enable funds to enforce restrictions on market timing and similar abusive transactions. The financial intermediary will also execute any instructions from the fund to restrict or prohibit purchases or exchanges by a shareholder the fund has identified as violating its market timing policies.

Fair Value Pricing. The Successor Funds have fair value pricing procedures in place. By fair valuing a security whose price may have been affected (i) by events occurring after the close of trading in its respective market or (ii) by news after the last market pricing of the security, the Successor Funds attempt to establish a price that they might reasonably expect to receive upon their current sale of that security. These methods are designed to help ensure that the prices at which Successor Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders. Despite best efforts, however, there is an inherent risk that the fair value may be higher or lower than the value a Successor Fund would have received if it had sold the investment.

Additional Policies

Please note that the Successor Funds maintain additional policies and reserve certain rights, including:

•         The Successor Funds may refuse any order to buy shares, including any purchase under the exchange privilege or conversion right.

•         At any time, the Successor Funds may change their investment minimums or waive or lower their minimums for certain purchases.

•         The Successor Funds may modify or discontinue the exchange privilege or conversion right on 60 days’ notice.

•         The Successor Funds are not available for purchase in every jurisdiction. Please consult your investment representative or Integrity Fund Services concerning the availability of a particular Fund.

•         To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Successor Funds promptly.

•         The Successor Funds may modify or discontinue the available sales charge reductions and waivers at any time.

•         Integrity Fund Services will charge a $15.00 fee against a shareholder’s account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Successor Funds as a result.

Dealer Compensation

Qualifying dealers who sell Class A shares may receive sales commissions and other payments. These are paid by the Distributor from sales charges, distribution and service (12b-1) fees and its other resources.

Commission (%) (as a Percentage of Public Offering Price)
Investment under $100,000	2.00%
$100,000 but under $250,000	1.75%
$250,000 but under $500,000	1.25%
$500,000 or more	0.00%

12b-1 fee to dealer	0.20%

In addition, the Distributor may pay a commission of 1.00% out of its own resources to dealers who initiate and are responsible for the purchase of shares for qualified retirement plans or of $500,000 or more. The Distributor or one or more of its affiliates may also from time to time make additional payments, out of their own resources, to certain authorized dealers that sell shares of the Integrity/Viking Funds distributed by the Distributor in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Integrity/Viking Fund shares and/or total assets of Integrity/Viking Funds held by the firm’s customers. The level of payments that the Distributor is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm’s total assets held in and recent investments in Integrity/Viking Funds, the firm’s level of participation in Integrity/Viking Funds sales and marketing programs, the firm’s compensation program for its registered representatives who sell Integrity/Viking Fund shares and provide services to Integrity/Viking Funds’ shareholders, and the asset class of the Integrity/Viking Funds for which these payments are provided. For the fiscal year ended July 31, 2016, these payments in the aggregate were approximately 0.010% to 0.020% of the assets in the Integrity/Viking Funds, although payments to particular authorized dealers can be significantly higher. The SAI to this Joint Proxy Statement/Prospectus contains additional information about these payments, including the names of the dealer firms to which the payments are expected to be made. This compensation is not reflected in the fees and expenses listed for each Successor Fund in the “Synopsis” section. The Distributor or one or more of its affiliates may also make payments to dealers and other financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

The amount of payments by the Distributor and/or its affiliates to a dealer or other financial intermediary could be significant and could create an incentive for the dealer or other intermediary or its representatives to recommend or offer shares of the Funds to you. The dealer or other financial intermediary may elevate the prominence or profile of the Successor Funds within its organization by, for example, placing the Successor Funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Successor Funds in various ways within the dealer’s or other financial intermediary’s organization. Ask your salesperson or visit your financial intermediary’s website for more information.

Certain Fees Paid to Financial Intermediaries

Financial intermediaries and retirement plans may have certain accounts and arrangements with the Successor Funds. With respect to such accounts and arrangements, Integrity Fund Services may pay a financial intermediary certain amounts for sub-transfer agency or other administrative services, for which it may receive reimbursement from the Successor Funds. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations.

The payments the Successor Funds make to Integrity Fund Services to reimburse it for a portion of the sub-transfer agency or other administrative services are in addition to the distribution and service fees that the Successor Funds pay under their Rule 12b-1 plans and the fees that the Successor Funds pay to Integrity Fund Services for the services it provides as the Funds’ transfer agent and accounting and administrative services provider. The aggregate amount of these payments may be substantial and the amounts attributable to particular intermediaries may vary significantly.

Distributions and Taxes

Dividends and Capital Gain Distributions

Each Successor Fund declares daily dividends from its net investment income. Net investment income generally consists of all interest income earned (or treated as earned) on portfolio assets less all Successor Fund expenses. Income dividends are distributed monthly and net realized capital gains, if any, are distributed annually.

To receive a dividend or other distribution, you must be a shareholder on the record date. The record dates for the Successor Funds’ distributions will vary. The amount of the Successor Funds’ distributions will vary, and there is no guarantee each Successor Fund will pay distributions.

The Successor Funds automatically reinvest your dividends and capital gains distributions in additional Successor Fund shares at net asset value unless you request distributions to be received in cash. Taxable dividends and distributions are subject to federal income tax whether received in cash or additional shares. You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after Integrity Fund Services receives the request.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account, with the same names as the account registration, using the ACH network. You may have your distribution check paid to a third party or sent to an address other than your address of record, although a signature guarantee will be required. For further information, please contact Integrity Fund Services at 800-601-5593.

Federal Income Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Successor Fund. This section is current as of the date of this Joint Proxy Statement/Prospectus. Tax laws and interpretations change frequently and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. Because the Successor Funds invest primarily in municipal securities from a particular state, the regular monthly dividends payable from the net tax-exempt interest earned from such municipal securities that you, as a taxpayer in that state, receive, are generally expected to be exempt from regular federal income tax and, subject to the provisions of that state’s tax law, the regular personal income tax of that state. This section, however, does not describe your state, local or foreign tax consequences. For more detailed information regarding certain state tax consequences of a Successor Fund investment, see the SAI to this Joint Proxy Statement/Prospectus.

This federal income tax summary is based in part on the advice of counsel to the Successor Funds. The IRS could disagree with any conclusions set forth in this section. In addition, counsel to the Successor Funds was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be acquired by the Successor Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Successor Fund Status

Each Successor Fund intends to qualify as a regulated investment company (“RIC”) under the U.S. federal income tax laws. During periods when a Successor Fund qualifies as a RIC and distributes all its income, the Successor Fund generally will not pay federal income taxes.

Distributions

Except for exempt-interest dividends as described below, Successor Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Successor Fund’s distributions into categories. The statement will separate the distributions into three categories: ordinary income distributions, capital gain dividends, and exempt-interest dividends. Ordinary income distributions are generally taxed at your ordinary tax rate. The Successor Funds intend to distribute dividends that qualify as “exempt-interest dividends,” which generally are excluded from your gross income for federal income tax purposes. Distributions of the Successor Funds’ interest income on certain private activity bonds, however, may be an item of tax preference for purposes of the alternative minimum tax applicable to individuals and corporations and distributions of net income from tax-exempt obligations may be included in “adjusted current earnings” of corporations for alternative minimum tax purposes. Some or all of the exempt-interest dividends may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed), and income exempt from federal income tax may be subject to state and local tax. Although the Successor Funds do not seek to realize taxable income or capital gains, the Successor Funds may realize and distribute taxable ordinary income or capital gains as a result of their normal investment activities. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Successor Funds may make distributions that represent a return of capital for federal income tax purposes. If a Successor Fund makes a return of capital distribution, the distribution will not be taxable to you for federal income tax purposes to the extent of your basis in your shares and thereafter will be treated as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or lower capital loss when you sell your shares. The tax status of your distributions from your Successor Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Successor Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any, but you may be able to take the sales fee into account in determining your gain or loss when you redeem your shares. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Income and gains from the Successor Fund may also be subject to a 3.8 percent “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from a Successor Fund are generally not included in your net investment income for purposes of this tax. The Successor Funds do not expect to make distributions that constitute qualified dividend income.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to the dividends received from a Successor Fund.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. Further, if you hold your shares in a Successor Fund for six months or less, any loss incurred by you related to the disposition of such a share will be disallowed to the extent of the exempt-interest dividends you received, except as otherwise described in the next section.

Capital Gains and Losses

If you are an individual, the maximum marginal stated federal income tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Capital gains may also be subject to the “Medicare tax” described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. If you hold a share for six months or less, any loss incurred by you related to the disposition of such share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Successor Fund if the Successor Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividends received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations and may limit your ability to use capital losses.

Exchanges

If you exchange shares of your Successor Fund for shares of another fund, the exchange would generally be considered a sale for federal income tax purposes, and any gain on the transaction may be subject to federal income tax.

Deductibility of Expenses

Because the Successor Funds pay exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your shares.

Buying Shares Close to a Record Date

Buying Successor Fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Backup Withholding

A Successor Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide the Successor Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

Foreign Investors

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident, or a U.S. corporation, partnership, estate, or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Successor Funds will be characterized as dividends for federal income tax purposes (other than dividends which the Successor Funds properly report as capital gain dividends) and, other than exempt-interest dividends, will be subject to U.S. income taxes (including withholding taxes) subject to certain exceptions described below. However, distributions received by a foreign investor from the Successor Funds that are properly reported by the Successor Funds as capital gain dividends may not be subject to U.S. federal income taxes (including withholding taxes) provided that the Successor Funds make certain elections and certain other conditions are met. Distributions from the Successor Funds that are properly reported by the Successor Funds as an interest-related dividend attributable to certain interest income received by the Successor Funds or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Successor Funds may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Successor Funds make certain elections and certain other conditions are met. In addition, distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares and capital gain dividends received by such persons may be subject to such withholding after December 31, 2018. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

Cost-Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to existing and future accounts you establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the IRS. Please contact your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with Viking Mutual Funds, please contact Integrity Fund Services at 800-601-5593 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with Viking Mutual Funds and do not elect a cost basis method, your account will default to the First In, First Out (FIFO) method. Under this method, the first shares purchased are sold first. Financial intermediaries choose their own default method.

Additional Information

The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy materials, information statements and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC in Washington, D.C., located at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Shareholder Inquiries and Mailings

All inquiries regarding the Successor Funds should be directed to:
Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702
Phone: 800-276-1262

All inquiries regarding account information should be directed to:
Integrity Fund Services, LLC
PO Box 759
Minot, ND 58702
Phone: 800-601-5593

To reduce expenses, the Successor Funds may mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call Integrity Funds Distributor, LLC at 800-276-1262 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Annual/Semi-Annual Report to Shareholders and Statement of Additional Information (SAI)

You can learn more about each Successor Fund in the following documents:

Annual/Semiannual Report to Shareholders. Will include a discussion of market conditions and investment strategies that significantly affected the Successor Funds’ performance during the reporting period as well as financial statements, portfolio holdings, and the report of the independent registered public accountants.

Statement of Additional Information to this Joint Proxy Statement/Prospectus. Contains more information about the Successor Funds and their respective investments and policies. The SAI is incorporated by reference, so it is legally a part of this Joint Proxy Statement/Prospectus.

For a free copy of these documents, please contact your investment representative, call us at the number below, or access them from the Successor Funds’ website at: integrityvikingfunds.com.

Integrity Fund Services, LLC

800-601-5593

You may also call the number above to request other information about the Successor Funds and to make shareholder inquiries.

Information about each Successor Fund (including the SAI to this Joint Proxy Statement/Prospectus) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about each Successor Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Legal Matters

Vedder Price P.C. serves as counsel for each Fund. Certain legal matters in connection with the issuance of Successor Fund Shares will be passed on by Vedder Price P.C.

David, Graham and Stubbs serves as counsel to the Funds’ Independent Trustees.

Financial Statements and Experts

The Annual Report and Semi-Annual Report with respect to the Funds has been incorporated by reference into this Joint Proxy Statement/Prospectus in reliance upon the report of Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, the independent registered public accounting firm for the Funds, given on their authority as experts in accounting and auditing.

Financial Highlights

The financial highlights tables with respect to each Fund are intended to help you understand each Fund’s financial performance for the periods shown. The information below with respect to each Fund has been derived from the Funds’ financial statements for the fiscal year ended July 31, 2016, which have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund’s shares (assuming reinvestment of all dividends and other distributions).

Kansas Municipal Fund
Selected per share data and ratios for the periods indicated
	Six Months Ended 1/31/17+	Year Ended 7/29/16	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$11.13	$10.87	$10.85	$10.56	$11.12	$10.64
Income (loss) from investment operations:
Net investment income (loss)	$0.15	$0.31	$0.31	$0.32	$0.30	$0.37
Net realized and unrealized gain (loss) on investments[3]	$(0.46)	0.26	0.02	0.29	(0.56)	0.48
Total from investment operations	$(0.31)	$0.57	$0.33	$0.61	$(0.26)	$0.85
Distributions from net investment income	$(0.15)	$(0.31)	$(0.31)	$(0.32)	$(0.30)	(0.37)
NET ASSET VALUE, END OF PERIOD	$10.67	$11.13	$10.87	$10.85	$10.56	$11.12
Total Return (excludes any applicable sales charge)	(2.79%)#	5.30%	3.03%	5.81%	(2.37%)	8.07%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$59,920	$60,489	$58,578	$59,516	$64,405	$48,093
Ratio of expenses to average net assets after waivers1,2,*	0.98%^	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers[2]	1.16%^	1.18%	1.16%	1.16%	1.17%	1.18%
Ratio of net investment income to average net assets1,2,*	2.77%^	2.81%	2.80%	2.95%	2.75%	3.36%
Portfolio turnover rate	6.18%	12.10%	10.87%	6.63%	13.40%	11.46%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

^	Annualized.

+	Unaudited.

#	Not Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Maine Municipal Fund
Selected per share data and ratios for the periods indicated
	Six Months Ended 1/31/17+	Year Ended 7/29/16	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$11.31	$10.99	$11.00	$10.79	$11.36	$10.77
Income (loss) from investment operations:
Net investment income (loss)	$0.13	$0.27	$0.27	$0.29	$0.31	$0.34
Net realized and unrealized gain (loss) on investments[3]	(0.57)	0.33	(0.01)	0.21	(0.57)	0.59
Total from investment operations	$(0.44)	$0.60	$0.26	$0.50	$(0.26)	$0.93
Less Distributions:
Distributions from net investment income	$(0.13)	$(0.27)	$(0.27)	$(0.29)	$(0.31)	(0.34)
Distributions from net realized gains	0.00	(0.01)	0.00	0.00	0.00	0.00
Total Distributions	$(0.13)	$(0.28)	(0.27)	(0.29)	(0.31)	(0.34)
NET ASSET VALUE, END OF PERIOD	$10.74	$11.31	$10.99	$11.00	$10.79	$11.36
Total Return (excludes any applicable sales charge)	(3.90%)#	5.44%	2.37%	4.72%	(2.37)%	8.79%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$19,707	$20,213	$17,475	$17,451	$17,702	$18,084
Ratio of expenses to average net assets after waivers1,2,*	0.98%^	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers[2]	1.25%^	1.29%	1.28%	1.28%	1.27%	1.29%
Ratio of net investment income to average net assets1,2,*	2.37%^	2.39%	2.45%	2.70%	2.76%	3.11%
Portfolio turnover rate	1.45%	1.88%	16.18%	11.27%	11.52%	1.87%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

^	Annualized.
.
+	Unaudited

#	Not Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Nebraska Municipal Fund
Selected per share data and ratios for the periods indicated
	Six Months Ended 1/31/17+	Year Ended 7/29/16	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$10.82	$10.48	$10.40	$9.99	$10.69	$10.20
Income (loss) from investment operations:
Net investment income (loss)	$0.13	$0.27	$0.29	$0.29	$0.29	$0.34
Net realized and unrealized gain (loss) on investments[3]	(0.57)	0.34	0.08	0.41	(0.70)	0.49
Total from investment operations	$(0.44)	$0.61	$0.37	$0.70	$(0.41)	$0.83

Distributions from net investment income	$(0.13)	$(0.27)	$(0.29)	$(0.29)	$(0.29)	$(0.34)
NET ASSET VALUE, END OF PERIOD	$10.25	$10.82	$10.48	$10.40	$9.99	$10.69
Total Return (excludes any applicable sales charge)	(4.13%)#	5.94%	3.54%	7.14%	(3.96)%	8.23%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$50,415	$46,217	$41,189	$39,734	$41,633	$46,038
Ratio of expenses to average net assets after waivers1,2,*	0.98%^	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers[2]	1.18%^	1.20%	1.19%	1.20%	1.20%	1.21%
Ratio of net investment income to average net assets1,2,*	2.37%^	2.58%	2.72%	2.89%	2.72%	3.22%
Portfolio turnover rate	14.56%	7.47%	11.76%	3.88%	23.65%	12.38%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

^	Annualized.

+	Unaudited.

#	Not Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

New Hampshire Municipal Fund
Selected per share data and ratios for the periods indicated
	Six Months Ended 1/31/17+	Year Ended 7/29/16	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$11.07	$10.76	$10.74	$10.55	$11.07	$10.66
Income (loss) from investment operations:
Net investment income (loss)	$0.11	$0.24	$0.24	$0.28	$0.28	$0.33
Net realized and unrealized gain (loss) on investments[3]	(0.69)	0.31	0.02	0.19	(0.52)	0.41
Total from investment operations	$(0.58)	$0.55	$0.26	$0.47	$(0.24)	$0.74

Distributions from net investment income	$(0.11)	$(0.24)	$(0.24)	$(0.28)	$(0.28)	(0.33)
NET ASSET VALUE, END OF PERIOD	$10.38	$11.07	$10.76	$10.74	$10.55	$11.07
Total Return (excludes any applicable sales charge)	(5.26%)#	5.12%	2.45%	4.53%	(2.19%)	7.04%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$6,591	$6,754	$5,164	$4,684	$5,173	$4,854
Ratio of expenses to average net assets after waivers1,2,*	0.98%^	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers[2]	1.53%^	1.67%	1.71%	1.71%	1.67%	1.78%
Ratio of net investment income to average net assets1,2,*	2.04%^	2.17%	2.27%	2.68%	2.62%	3.07%
Portfolio turnover rate	16.83%	23.42%	13.08%	4.85%	10.57%	13.73%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

^	Annualized.

+	Unaudited.

#	Not Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Oklahoma Municipal Fund
Selected per share data and ratios for the periods indicated
	Six Months Ended 1/31/17+	Year Ended 7/29/16	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$12.10	$11.64	$11.60	$11.20	$11.93	$11.24
Income (loss) from investment operations:
Net investment income (loss)	$0.14	$0.28	$0.29	$0.31	$0.32	$0.34
Net realized and unrealized gain (loss) on investments[3]	(0.57)	0.46	0.04	0.40	(0.73)	0.69
Total from investment operations	$(0.43)	$0.74	$0.33	$0.71	$(0.41)	$1.03

Distributions from net investment income	$(0.14)	$(0.28)	$(0.29)	$(0.31)	$(0.32)	(0.34)
NET ASSET VALUE, END OF PERIOD	$11.53	$12.10	$11.64	$11.60	$11.20	$11.93
Total Return (excludes any applicable sales charge)	(3.61%)#	6.47%	2.82%	6.42%	(3.54%)	9.30%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$46,668	$42,427	$45,164	$38,795	$41,551	$43,253
Ratio of expenses to average net assets after waivers1,2,*	0.98%^	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers[2]	1.17%^	1.19%	1.18%	1.19%	1.18%	1.19%
Ratio of net investment income to average net assets1,2,*	2.29%^	2.40%	2.44%	2.72%	2.70%	2.93%
Portfolio turnover rate	2.29%	10.58%	14.53%	1.41%	9.54%	17.72%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

^	Annualized.

+	Unaudited.

#	Not Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Exhibit A: Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of the       day of                     , 2017 by and between Integrity Managed Portfolios, a Massachusetts business trust (the “Predecessor Trust”), on behalf of the series set forth in Exhibit A (each, a “Predecessor Fund”), and Viking Mutual Funds, a Delaware statutory trust (the “Successor Trust”), on behalf of the series set forth in Exhibit A (each, a “Successor Fund” and together with the Predecessor Fund, each, a “Fund” and together, the “Funds”), and, for purposes of Section 8.1 of the Agreement only, Viking Fund Management, LLC (the “Adviser”). Each Fund maintains its principal place of business in Minot, North Dakota.

This Agreement is intended to be, and is adopted as, a plan of reorganization for the purpose of section 368(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Each reorganization will consist of (a) the assignment, conveyance, transfer and delivery of all of the assets of the Predecessor Fund to the corresponding Successor Fund as set forth in Exhibit A hereto in exchange solely for Class A voting shares of beneficial interest of the corresponding Successor Fund (“Successor Fund Shares”), as described herein, and the assumption by the corresponding Successor Fund of all of the liabilities of the Predecessor Fund, and (b) the subsequent pro rata distribution of the Successor Fund Shares to the shareholders of the Predecessor Fund in complete liquidation, dissolution and termination of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (each, a “Reorganization”).

WHEREAS, for convenience, the remainder of this Agreement refers only to a single Reorganization, one Predecessor Fund and one Successor Fund, but the terms and conditions hereof will apply separately to each Reorganization and the Predecessor Fund and the corresponding Successor Fund participating therein. The consummation of any Reorganization will not be contingent on the consummation of any other Reorganization, and it is the intention of the parties hereto that each Reorganization described herein will be conducted separately and independently of the others;

WHEREAS, the Successor Fund has been organized in order to continue the business and operations of the Predecessor Fund;

WHEREAS, the Successor Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transaction described herein except as necessary to facilitate the organization of the Successor Fund as a new series of the Successor Trust;

WHEREAS, each of the Board of Trustees of the Successor Fund and the Board of Trustees of the Predecessor Fund (each, a “Board” and together, the “Boards”), as applicable, has determined that the Reorganization is in the best interests of its respective Fund, and the Predecessor Fund’s Board has determined that the interests of the existing shareholders of the Predecessor Fund will not be diluted as a result of the Reorganization.

In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

ARTICLE I

Transfer of Assets of the Predecessor Fund in Exchange for Shares of the Successor Fund and Assumption of Liabilities, if Any; DISSOLUTION, Liquidation AND TERMINATION of the Predecessor Fund

1.1              The Predecessor Fund agrees to assign, convey, transfer and deliver all of its property and assets as set forth in Section 1.2 to the Successor Fund, free and clear of all liens and encumbrances, except as otherwise provided herein. In exchange, the Successor Fund agrees to (a) assume all of the liabilities of the Predecessor Fund, as set forth in Section 1.3 and (b) issue and deliver to the Predecessor Fund, for distribution in accordance with Section 1.5 to the Predecessor Fund’s shareholders the number of full and fractional Successor Fund Shares equal in number and value, as of the Valuation Time, to the shares of the Predecessor Fund (“Predecessor Fund Shares”) outstanding immediately prior to the closing provided for in Section 2.1 (the “Closing”).

1.2              At the Closing, the Successor Fund shall acquire all of the assets of the Predecessor Fund, including without limitation, cash, cash equivalents, securities, commodities, interests in futures, dividends or interest receivables owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund as of the Closing. Other than as discussed herein and other than in the Predecessor Fund’s ordinary course of business of being an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Predecessor Fund has no plan or intent to sell or otherwise dispose of any of its assets.

1.3              At the Closing, the Successor Fund will assume all of the debts, liabilities, obligations and duties of, and all claims against, the Predecessor Fund of whatever kind or nature, whether absolute, accrued, contingent, known or unknown, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable as of the Closing and whether or not specifically referred to in this Agreement.

1.4              The net asset value per share of Class A shares of the Successor Fund issued in connection with the Reorganization shall be the net asset value per share of the Class A shares of the Predecessor Fund as of the close of the New York Stock Exchange on the Closing Date (the “Valuation Time”). The net asset value of the Class A shares of the Predecessor Fund shall be determined in accordance with the Valuation Procedures of the Funds adopted by the Boards.

1.5              Immediately after the Closing, the Predecessor Fund will distribute pro rata in complete liquidation to its shareholders of record, determined as of the time of such distribution, the Successor Fund Shares received by the Predecessor Fund pursuant to Section 1.1 in exchange for the Predecessor Fund’s shares held by the shareholders of the Predecessor Fund. Such distribution and liquidation will be accomplished by opening accounts on the books of the Successor Fund in the name of each shareholder of the Predecessor Fund and transferring to each account a number of the Successor Fund Shares received by the Predecessor Fund equal to the pro rata number of Successor Fund Shares due such shareholders.

1.6              All books and records of the Predecessor Fund, including all books and records required to be maintained under the Investment Company Act, and the rules and regulations thereunder, shall be available to the Successor Fund from and after the Closing Date and shall be turned over to the Successor Fund on or prior to the date the Predecessor Fund is terminated pursuant to Section 1.7.

1.7              As soon as practicable following the Closing, the Predecessor Fund will have its affairs wound up and terminate its existence in accordance with the applicable provisions of the laws of the Commonwealth of Massachusetts.

1.8              If and to the extent the Board of the Predecessor Fund deems it advisable for federal income tax purposes, prior to the Valuation Time, the Predecessor Fund shall make a distribution which, together with all previous such distributions, shall have the effect of distributing to the Predecessor Fund’s shareholders at least all of its investment company taxable income (determined without regard to the dividends paid deduction), if any, plus the excess of its interest income excludible from gross income under section 103(a) of the Internal Revenue Code, if any, over its deductions disallowed under sections 265 and 171(a)(2) of the Internal Revenue Code and its net capital gain (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Predecessor Fund paid tax under section 852(b)(3)(A) of the Internal Revenue Code), if any, for all periods up to and through the Closing Date.

1.9              Prior to the Closing, the Successor Fund will issue one Class A share of beneficial interest of the Successor Fund (the "Initial Share") to the Adviser or one of its affiliates (the "Sole Shareholder") in exchange for $1.00 for the sole purpose of allowing the Sole Shareholder to approve certain matters to facilitate the organization of the Successor Fund. Prior to the Closing, the Initial Share will be redeemed and cancelled by the Successor Fund in exchange for $1.00.

1.10          The Predecessor Fund shall be the accounting and performance survivor in the Reorganization, with the result that the Successor Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Predecessor Fund.

1.11          No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged by the Successor Fund as a result of, or in connection with, the Reorganization.

ARTICLE II

Closing and Closing Date

2.1              Subject to the satisfaction or, to the extent permitted, waiver of the conditions precedent set forth in Articles V-VII herein, the Closing shall occur on [•], or such other date as the parties may mutually agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place as of [5:00 pm Eastern time] on the Closing Date, or such later time as the parties may mutually agree (the “Effective Time”). The Closing shall be at the office of Vedder Price P.C. in Chicago, Illinois or at such other place as the parties may mutually agree.

2.2              The custodian for the Predecessor Fund shall deliver to the Successor Fund at the Closing a certificate of an authorized officer stating that the Predecessor Fund’s portfolio securities, cash and any other assets have been transferred in proper form to the Successor Fund on the Closing Date.

2.3              The Predecessor Fund shall deliver or cause its transfer agent to deliver to the Successor Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Predecessor Fund’s shareholders and the number of outstanding shares of the Predecessor Fund owned by each such shareholder (the “Shareholder List”), all as of the Closing. The Successor Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Predecessor Fund at the Closing a confirmation or other evidence satisfactory to the Predecessor Fund that Successor Fund Shares have been or will be credited to the Predecessor Fund’s accounts on the books of the Successor Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

2.4              Any reporting responsibility of the Predecessor Fund with the Securities and Exchange Commission (the “SEC”), any state securities commission, any federal, state or local tax authority, or any other regulatory authority is and shall remain the responsibility of the Predecessor Fund until the Closing.

ARTICLE III

Representations and Warranties

3.1              The Predecessor Fund represents and warrants as follows:

3.1.1        The Predecessor Trust is duly organized and existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares commonly referred to as a “Massachusetts business trust” and has the power to own all of its properties and assets and, subject to approval of the shareholders of the Predecessor Fund, to carry out the Agreement.

3.1.2        The Predecessor Trust is an open-end diversified management investment company duly registered under the Investment Company Act, and such registration is in full force and effect.

3.1.3        The Predecessor Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or the By-Laws of the Predecessor Trust or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Predecessor Fund is a party or by which the Predecessor Fund is bound.

3.1.4        The Predecessor Fund has no material contracts or other commitments that will be terminated with any liability or penalty to the Predecessor Fund on or prior to the Closing.

3.1.5        No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of the Predecessor Fund, threatened against the Predecessor Fund or any of its properties or assets. The Predecessor Fund knows of no facts that might form the basis for the institution of such proceedings, and the Predecessor Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

3.1.6        The audited financial statements of the Predecessor Fund as of July 29, 2016 and for the period then ended have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly, in all material respects, the financial condition of the Predecessor Fund as of July 29, 2016, and there are no known liabilities, contingent or otherwise, of the Predecessor Fund as of such date that are not disclosed in such statements.

3.1.7        The financial statements of the Predecessor Fund as of January 31, 2017, and for the period then ended have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly, in all material respects, the financial condition of the Predecessor Fund as of January 31, 2017, and there are no known liabilities, contingent or otherwise, of the Predecessor Fund as of such date that are not disclosed in such statements.

3.1.8        Since the date of the financial statements referred to in Section 3.1.7, there have been no materially adverse changes in the Predecessor Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Predecessor Fund arising after such date. For the purposes of this Section 3.1.8, a decline in net asset value of the Predecessor Fund shall not constitute a materially adverse change.

3.1.9        All federal, state, local and other tax returns and reports of the Predecessor Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Predecessor Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to above are properly reflected on such financial statements. To the best of the Predecessor Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Predecessor Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Predecessor Fund.

3.1.10    For each taxable year of its operations, the Predecessor Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year that includes the Closing Date for that portion of such taxable year ending with the Closing Date), as a “regulated investment company” under the Internal Revenue Code (a “RIC”), (ii) has been eligible to and has computed its federal income tax under section 852 of the Internal Revenue Code, and (iii) has been, and will be as of the Closing, treated as a separate corporation pursuant to section 851(g) of the Internal Revenue Code. The Predecessor Fund will qualify as a RIC as of the Closing and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of section 851(b)(3) of the Internal Revenue Code without regard to the last sentence of section 851(d)(1) of the Internal Revenue Code. The Predecessor Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Predecessor Fund to fail to qualify as a RIC under the Internal Revenue Code. The Predecessor Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Internal Revenue Code did not apply to it.

3.1.11    The authorized capital of the Predecessor Fund consists of an unlimited number of shares of beneficial interest, $0.001 per share par value. All issued and outstanding shares of the Predecessor Fund are duly and validly issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of the Predecessor Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the Shareholder List as provided in Section 2.3. The Predecessor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Predecessor Fund, nor is there outstanding any security convertible into shares of the Predecessor Fund.

3.1.12    At the Closing, the Predecessor Fund will have good and marketable title to the assets to be transferred to the Successor Fund pursuant to Section 1.1 and full right, power and authority (subject to shareholder approval) to assign, convey, transfer and deliver such assets hereunder free of any liens or other encumbrances, and, upon delivery and payment for such assets, the Successor Fund will acquire good and marketable title thereto.

3.1.13    The execution, delivery and performance of this Agreement has been duly authorized by the Board of the Predecessor Fund (including the determinations required by Rule 17a-8(a) under the Investment Company Act) and by all necessary action, other than shareholder approval, on the part of the Predecessor Fund, and, this Agreement constitutes a valid and binding obligation of the Predecessor Fund.

3.1.14    The information furnished and to be furnished by the Predecessor Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is, and shall be, accurate and complete in all material respects and is in compliance, and shall comply, in all material respects with applicable federal securities and other laws and regulations.

3.1.15    From the date of the Proxy Statement (as defined in Section 4.5) through the time of the meeting of the Predecessor Fund’s shareholders and as of the Closing, the Proxy Statement, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

3.1.16    No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Predecessor Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act, and such as may be required under state securities laws and the laws of Commonwealth of Massachusetts.

3.1.17    There are no brokers’ or finder’s fees payable on behalf of the Predecessor Fund in connection with the transactions provided for herein.

3.2              The Successor Fund represents and warrants as follows:

3.2.1        The Successor Trust is duly organized and existing under the laws of the State of Delaware as a Delaware statutory trust and has the power to own all of its properties and assets and to carry out the Agreement.

3.2.2        The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Trust Instrument or By-Laws of the Successor Trust or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Fund is a party or by which the Successor Fund is bound.

3.2.3        All Successor Fund Shares to be issued in exchange for the net assets of the Predecessor Fund pursuant to this Agreement will be, when so issued, duly and validly issued and outstanding, fully paid and non-assessable. The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any shares of the Successor Fund.

3.2.4        The execution, delivery and performance of this Agreement has been duly authorized by the Board of the Successor Trust and by all necessary action on the part of the Successor Trust. This Agreement constitutes a valid and binding obligation of the Successor Trust on behalf of the Successor Fund.

3.2.5        The Successor Fund was newly formed for the sole purpose of consummating the Reorganization and continuing the business and operations of the Predecessor Fund. As of immediately prior to the Closing, the Successor Fund has not held any assets other than the consideration received for the Initial Share or engaged in any activity or business, other than such as necessary for the organization of a new series of an investment company prior to its commencement of operations.

3.2.6        The Successor Fund (i) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Internal Revenue Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its federal income tax under section 852 of the Internal Revenue Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to section 851(g) of the Internal Revenue Code for the taxable year that includes the Closing Date. The Successor Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Successor Fund to fail to qualify as a RIC for its taxable year that includes the Closing Date.

3.2.7        Prior to the Closing, there will be no issued or outstanding shares issued by the Successor Fund, other than the Initial Share. The Initial Share will be redeemed and canceled prior to the Closing.

ARTICLE IV

Covenants of the Successor Fund and the Predecessor Fund

4.1              The Predecessor Fund will operate its business in the ordinary course between the date hereof and the Closing, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions.

4.2              The Predecessor Fund will call a shareholders’ meeting to consider and act upon this Agreement and the transactions contemplated herein and to take all other action necessary to obtain approval of the transactions contemplated hereby.

4.3              The Predecessor Fund will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of the Predecessor Fund’s shares.

4.4              Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and will do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.5              The Predecessor Trust will prepare and file, or will cause to be prepared and filed, with the SEC a Proxy Statement (the “Proxy Statement”) in compliance with the 1934 Act and the Investment Company Act and the rules and regulations thereunder which may be included as part of the Prospectus. The Successor Trust will prepare and file, or will cause to be prepared and filed, with the SEC a registration statement with respect to the shares issued hereunder in compliance with the 1933 Act and the Investment Company Act and the rules and regulations thereunder (the “Registration Statement”).

4.6              Each Fund will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to (a) vest in and confirm to the Successor Fund title to and possession of all the assets of the Predecessor Fund to be assigned, conveyed, transferred and delivered to the Successor Fund pursuant to this Agreement, (b) vest in and confirm to the Predecessor Fund title to and possession of all the Successor Fund Shares to be transferred to the Predecessor Fund pursuant to this Agreement, (c) cause the Successor Fund to assume all of the Predecessor Fund’s liabilities in accordance with this Agreement, and (d) otherwise to carry out the intent and purpose of this Agreement.

4.7              The Successor Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the Investment Company Act, any exchange on which the Predecessor Fund’s shares are listed and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing.

4.8              The Successor Fund shall not issue any shares, other than the Initial Share, or other securities, or conduct any business or activity prior to the Closing except for such activity as is necessary for its organization and to consummate the transactions contemplated by this Agreement.

4.9              It is the intention of the parties that the transaction described herein will qualify as a reorganization within the meaning of section 368(a) of the Internal Revenue Code. Neither the Predecessor Fund nor the Successor Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of section 368(a) of the Internal Revenue Code. At or prior to the Closing, the Funds will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated in Section 7.1.4 of this Agreement.

ARTICLE V

Conditions Precedent to Obligations of the Predecessor Fund

5.1              The obligations of the Predecessor Fund to consummate the transactions provided for herein shall be subject to the performance by the Successor Fund of all the obligations to be performed by it hereunder on or before the Closing and the satisfaction or waiver of the following further conditions:

5.1.1        All representations and warranties of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing with the same force and effect as if made on and as of the Closing.

5.1.2        The Successor Fund shall have delivered to the Predecessor Fund a certificate executed in the Successor Fund’s name by the President or a Vice President of the Successor Fund, in form and substance satisfactory to the Predecessor Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Successor Fund in this Agreement are true and correct as of the date hereof and as of the Closing except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Predecessor Fund shall reasonably request.

ARTICLE VI

Conditions Precedent to Obligations of the Successor Fund

6.1              The obligations of the Successor Fund to consummate the transactions provided for herein shall be subject to the performance by the Predecessor Fund of all the obligations to be performed by it hereunder on or before the Closing and the satisfaction or waiver of the following further conditions:

6.1.1        All representations and warranties of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing with the same force and effect as if made on and as of the Closing.

6.1.2        The Predecessor Fund shall have delivered to the Successor Fund a certificate executed in the Predecessor Fund’s name by an officer of the Predecessor Fund in form and substance satisfactory to the Successor Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Predecessor Fund in this Agreement are true and correct as of the date hereof and as of the Closing except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Successor Fund shall reasonably request.

6.1.3        The Predecessor Fund shall have delivered to the Successor Fund a statement of the Predecessor Fund’s assets and liabilities, together with a list of the Predecessor Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Predecessor Fund.

ARTICLE VII

Further Conditions Precedent to Obligations of The Successor Fund and the Predecessor Fund

7.1              The obligations of each Fund hereunder are subject to the satisfaction or waiver of the following further conditions on or before the Closing:

7.1.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite votes of (a) the Board of the Successor Trust and the Board of the Predecessor Trust (including the determinations required by Rule 17a-8, as applicable, under the Investment Company Act) and (b) the Predecessor Fund’s shareholders in accordance with the provisions of the Predecessor Fund’s Declaration of Trust and applicable provisions of the laws of Commonwealth of Massachusetts and the Investment Company Act.

7.1.2        As of the Closing, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

7.1.3        All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including “no-action” positions of such federal or state authorities) deemed necessary by the Successor Fund or the Predecessor Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a materially adverse effect on the assets or properties of the Successor Fund or the Predecessor Fund, provided that either Fund may waive any part of this condition as to itself.

7.1.4        The Funds shall have received an opinion of Vedder Price P.C. reasonably satisfactory to the Funds and based upon such reasonably requested representations and warranties as requested by counsel, substantially to the effect that, for federal income tax purposes:

(a)                The transfer of all of the assets of the Predecessor Fund to the Successor Fund solely in exchange for shares of the Successor Fund and the assumption by the Successor Fund of all of the liabilities of the Predecessor Fund, immediately followed by the pro rata distribution to the Predecessor Fund’s shareholders of all the Successor Fund Shares received by the Predecessor Fund in complete liquidation of the Predecessor Fund and the termination of the Predecessor Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of section 368(a) of the Internal Revenue Code, and the Successor Fund and the Predecessor Fund will each be a “party to a reorganization,” within the meaning of section 368(b) of the Internal Revenue Code, with respect to the Reorganization;

(b)               No gain or loss will be recognized by the Predecessor Fund upon the transfer of all of its assets to the Successor Fund solely in exchange for Successor Fund Shares and the assumption by the Successor Fund of all of the liabilities of the Predecessor Fund or upon the distribution (whether actual or constructive) of all such Successor Fund Shares to the Predecessor Fund shareholders solely in exchange for such shareholders’ shares of the Predecessor Fund in complete liquidation of the Predecessor Fund;

(c)                No gain or loss will be recognized by the Successor Fund upon the receipt of all the Predecessor Fund’s assets solely in exchange for Successor Fund Shares and the assumption by the Successor Fund of all the liabilities of the Predecessor Fund;

(d)               No gain or loss will be recognized by the Predecessor Fund shareholders upon the exchange, pursuant to the Agreement, of all their shares of the Predecessor Fund solely for Successor Fund Shares;

(e)                The aggregate basis of the Successor Fund Shares received by each Predecessor Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Predecessor Fund shares exchanged therefor by such shareholder. The holding period of the Successor Fund Shares received by each Predecessor Fund shareholder in the Reorganization will include the period during which the Predecessor Fund shares exchanged therefor were held by such shareholder, provided such Predecessor Fund shares are held as capital assets at the effective time of the Reorganization;

(f)                The basis of the assets of the Predecessor Fund received by the Successor Fund will be the same as the basis of such assets in the hands of the Predecessor Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Predecessor Fund received by the Successor Fund will include the period during which those assets were held by the Predecessor Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Predecessor Fund, the Successor Fund or any Predecessor Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and limitations and such representations as Vedder Price P.C. may reasonably request, and the Predecessor Fund and Successor Fund will cooperate to make and certify the accuracy of such representations.

Notwithstanding anything herein to the contrary, neither the Predecessor Fund nor the Successor Fund may waive the conditions set forth in this Section 7.1.4.

7.1.5        The Predecessor Fund shall have received an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)                The Successor Trust is validly existing as a statutory trust under the laws of the State of Delaware.

(b)               The Successor Trust is registered as an open-end management investment company under the Investment Company Act, and, to such counsel’s knowledge, such registration under the Investment Company Act is in full force and effect.

(c)                Assuming that the Successor Fund Shares will be issued in accordance with the terms of this Agreement, the Successor Fund Shares to be issued and delivered to the Predecessor Fund on behalf of its shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable.

(d)               To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Successor Fund of the transactions contemplated herein, except as have been obtained.

(e)                The execution and delivery of the Agreement by the Successor Trust on behalf of the Successor Fund, did not, and the consummation by the Successor Fund of the transactions contemplated herein will not, violate the Successor Fund’s Trust Instrument or By-Laws.

7.1.6        The Successor Fund shall have received an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)                The Predecessor Trust is validly existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares commonly referred to as a “Massachusetts business trust.”

(b)               The Predecessor Trust is registered as an open-end management investment company under the Investment Company Act, and, to such counsel’s knowledge, such registration under the Investment Company Act is in full force and effect.

(c)                To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Predecessor Fund of the transactions contemplated herein, except as have been obtained.

(d)               The execution and delivery of the Agreement by the Predecessor Trust on behalf of Predecessor Fund, did not, and the consummation by the Predecessor Fund of the transactions contemplated herein will not, violate the Predecessor Fund’s Declaration of Trust or By-Laws (assuming the requisite approval of the Predecessor Fund’s shareholders has been obtained in accordance with the requirements of its Declaration of Trust and By-Laws).

ARTICLE VIII

expenses

8.1              The Adviser will bear the expenses associated with the preparation, printing and mailing of the Proxy Statement, the solicitation of votes and costs of holding the meeting. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Predecessor Fund or the Successor Fund, as the case may be, as a RIC.

ARTICLE IX

Termination

9.1              This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the President or any Vice President of the Predecessor Trust and the Successor Trust without further action by the Boards. In addition, this Agreement may be terminated at or before the Closing due to:

9.1.1        a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days;

9.1.2        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

9.1.3        a determination by the Board of a Fund that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund.

In the event of any such termination, there shall be no liability for damages on the part of either Fund or any Trustee or officer of either the Predecessor Trust or Successor Trust.

ARTICLE X

Amendment

This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholder meeting called by the Predecessor Fund pursuant to Section 4.2, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be distributed to the Predecessor Fund’s shareholders under this Agreement without their further approval and the further approval of the Funds’ Boards (including the determination required by Rule 17a-8(a) under the Investment Company Act with respect to the Predecessor Fund), and provided further that nothing contained in this Article X shall be construed as requiring additional approval to amend this Agreement to change the Closing Date or the Closing.

ARTICLE XI

Headings; Counterparts; Governing Law; Assignment;
ENTIRE AGREEMENT

11.1          This Agreement constitutes the entire agreement between the parties.

11.2          The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.3          This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

11.4          This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

11.5          This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.6          It is understood and agreed that the use of a single agreement is for administrative convenience only and that this Agreement constitutes a separate agreement between the Successor Trust, on behalf of each Successor Fund, and the Predecessor Trust, on behalf of the corresponding Predecessor Fund, as if each party had executed a separate document. No Fund will have any liability for the obligations of any other Fund, and the liabilities of each Fund will be several and not joint.

11.7          With respect to the Predecessor Trust, it is expressly agreed that the obligations of such Trust and the Predecessor Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Fund personally, but shall bind only the property of the Predecessor Fund, as provided in the Predecessor Trust’s Declaration of Trust, which is on file with the Secretary of State of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Board, and signed by authorized officers of the Fund acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Predecessor Fund as provided in the Predecessor Trust’s Declaration of Trust.

11.8          The Successor Trust is a Delaware statutory trust organized in series of which the Successor Fund constitutes one such series, and the Successor Trust is executing this Agreement with respect to the Successor Fund only. Pursuant to the governing instrument of the Successor Trust and Section 3804(a) of the Delaware Statutory Trust Act, there is a limitation on liabilities of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Successor Fund are enforceable against the assets of the Successor Fund only, and not against the assets of the Successor Trust generally or the assets of any other series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Successor Trust generally or any other series thereof are enforceable against the assets of the Successor Fund.

 [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

INTEGRITY MANAGED PORTFOLIOS, on behalf of the series set forth in Exhibit A By: Name: Title:
VIKING MUTUAL FUNDS, on behalf of the series set forth in Exhibit A By: Name: Title:
The undersigned is a party to this Agreement for the purposes of Section 8.1 only: VIKING FUND MANAGEMENT, LLC By: Name: Title:

Exhibit A

Integrity Managed Portfolios - Predecessor Funds	Viking Mutual Funds - Successor Funds

Kansas Municipal Fund	Kansas Municipal Fund
Maine Municipal Fund	Maine Municipal Fund
Nebraska Municipal Fund	Nebraska Municipal Fund
New Hampshire Municipal Fund	New Hampshire Municipal Fund
Oklahoma Municipal Fund	Oklahoma Municipal Fund

Exhibit B: Fundamental Investment restrictions

Each Fund has adopted certain fundamental and non-fundamental investment restrictions. The fundamental investment restrictions (i.e., those which may not be changed without shareholder approval) are listed below. Non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval, are disclosed for the existing Funds in the Funds’ Statement of Additional Information, which is incorporated herein by reference, and for the Successor Funds in the SAI of the Successor Funds related to this Joint Proxy Statement/Prospectus, which is also incorporated herein by reference.

The fundamental investment restrictions cannot be changed without the consent of the holders of a majority of the outstanding shares of the applicable Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

KANSAS, MAINE AND NEBRASKA FUNDS

The fundamental investment restrictions of the current Fund and the Successor Fund are set forth in the table below.

	Kansas, Maine and Nebraska Funds (Current Funds)	Each Successor Fund
80% Policy

Under normal market conditions, at least 80% of the Fund’s assets (including any borrowings for investment purposes) will be invested in “Kansas Municipal Securities”(1) which generate income that is exempt (in the opinion of bond counsel) from both federal income tax and Kansas income tax.

The Successor Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in municipal securities that pay interest free from (a) federal income taxes, including the federal alternative minimum tax, and (b) Kansas personal income taxes.

Unrated Municipal Securities	The Fund will not invest more than 30% of its assets in unrated municipal securities.	—
Senior Securities; Pledging; Borrowing

The Fund may not borrow money, except from banks for temporary or emergency (not leveraging) purposes and then only in an amount not exceeding 10% of the value of the Fund’s total assets (including the amount borrowed). The Fund will not borrow for leveraging purposes and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce the Fund’s net income.

(NE only) The Fund may not issue senior securities, except that the Fund may borrow (as described above)

The Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings for temporary or emergency purposes.

The Successor Fund may not issue any senior securities, borrow money or pledge any of the assets of the Successor Fund, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of total assets.

Short Sales; Margin

The Fund may not make short sales of securities or maintain a short position for the account of the Fund including any short sales “against the box.”

The Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit of initial or maintenance margin by the Fund in connection with financial futures contracts and related options transactions, including municipal bond index futures contracts or related options transactions, is not considered the purchase of a security on margin.

The Successor Fund may not buy any securities on margin or sell any securities short.
Loans	The Fund may not make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to in the Fund’s prospectus.	The Successor Fund may not make loans, except by purchase of debt obligations in which the Successor Fund may invest consistent with its investment policies.
Underwriting

The Fund may not underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio of investments, it may be deemed to be an underwriter under federal securities laws.

The Successor Fund may not underwrite securities issued by other persons except insofar as the Successor Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

Ownership Limits

(KS, OK only) The Fund may not invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities and except that with respect to a maximum of 50% of the Fund’s total assets, the Fund may invest up to 25% of its total assets in securities of any one issuer.

The Successor Fund may not purchase the securities of any issuer which would result in the Successor Fund owning more than 10% of the outstanding voting securities of an issuer.
Real Estate	The Fund may not purchase or sell real estate, but this shall not prevent the Fund from investing in securities which are secured by real estate or interest therein.	The Successor Fund may not purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.
Commodities; Futures; Derivatives; Oil and Gas

The Fund may not purchase or sell commodities or commodity contracts except to the extent the futures contracts and options on futures contracts the Fund may trade in are considered to be commodities or commodities contracts.

The Successor Fund may not purchase or sell commodities or commodity contracts, financial future contracts, puts, calls, straddles, spreads or any combination thereof or derivative securities of any kind, or interests in oil, gas or other mineral exploration or development programs.

Control	—	The Successor Fund may not invest in companies for the purpose of exercising control or management.
Concentration

The Fund may not invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund may, from time to time, invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry.

The Successor Fund may not purchase any security if thereafter 25% or more of the total assets of the Successor Fund would be invested in securities of issuers having their principal business activities in the same industry; this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, or instrumentalities, or to tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing.

Investment Companies	—

The Successor Fund may not invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets or invest in securities of any single investment company if as a result of such investment, the Successor Fund owns more than 3% of the total voting stock of such investment company; except that the Successor Fund may invest in money market mutual funds to the extent permitted by federal law, including the 1940 Act and rules promulgated thereunder.

Foreign Securities	—	The Successor Fund may not invest in foreign securities.
Limitation on Securities Owned by Adviser’s Directors or Officers	The Fund may not invest in securities of any issuer if, to the knowledge of the Fund, officers and Trustees of the Fund or officers and directors of the investment adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5%.	—
Illiquid Securities

The Fund may not purchase securities restricted as to resale, if, as a result, such investment would exceed 5% of the value of the Fund’s net assets.

The Fund may not invest in (a) securities which at the time of such investment are not readily marketable, including participation interests in municipal leases, (b) securities the disposition of which is restricted under federal securities laws (as described above) and (c) repurchase agreements maturing more than seven days, if, as a result, more than 10% of the Fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

—

(1)

“Kansas Municipal Securities” refers to debt obligations, the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from both federal income taxation and Kansas income taxation. Kansas Municipal Securities generally include debt obligations of the State of Kansas, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and tax-exempt commercial paper issued by such entities and obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam.

(2)

“Maine Municipal Securities” refers to debt obligations of Maine, its political subdivisions, municipalities, and authorities the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation and Maine income taxation. Maine Municipal Securities generally include debt obligations of the State of Maine, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and commercial paper issued by such entities. Maine Municipal Securities may also include obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam, the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation.

(3)

“Nebraska Municipal Securities” refers to debt obligations, the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from both federal income taxation and Nebraska income taxation. Nebraska Municipal Securities generally include debt obligations of the State of Nebraska, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and tax-exempt commercial paper issued by such entities. Nebraska Municipal Securities also include obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam, the interest on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation.

NEW HAMPSHIRE AND OKLAHOMA FUNDS

The fundamental investment restrictions of the existing Fund and the Successor Fund, are set forth in the table below.

	New Hampshire and Oklahoma Funds (Current Fund)	New Hampshire and Oklahoma Funds (Successor Fund)
80% Policy

Under normal market circumstances, at least 80% of the Fund’s net assets (including any borrowings for investment purposes) will be invested in “New Hampshire Municipal Securities”(1) which generate income that is exempt (in the opinion of bond counsel) from both federal income tax and the state’s income tax, which refers to the interest and dividends tax of such state.

The Successor Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in municipal securities that pay interest free from (a) federal income taxes, including the federal alternative minimum tax, and (b) New Hampshire state interest and dividend tax.

Senior Securities; Pledging; Borrowing

The Fund will not borrow money except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements and provided that borrowings do not exceed 33 1/3% of the Fund’s net assets.

The Fund will not issue senior securities except pursuant to Section 18 of the 1940 Act and except that the Fund may borrow money as permitted under its investment restrictions and provided the Fund may issue additional series or classes that the Board may establish.

The Successor Fund may not issue any senior securities, borrow money or pledge any of the assets of the Successor Fund, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of total assets.

Short Sales; Margin	—	The Successor Fund may not buy any securities on margin or sell any securities short.
Loans

The Fund will not make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

The Successor Fund may not make loans, except by purchase of debt obligations in which the Successor Fund may invest consistent with its investment policies.
Underwriting

The Fund will not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under federal securities laws.

The Successor Fund may not underwrite securities issued by other persons except insofar as the Successor Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

Ownership Limits	—	The Successor Fund may not purchase the securities of any issuer which would result in the Successor Fund owning more than 10% of the outstanding voting securities of an issuer.
Real Estate

The Fund will not purchase or sell real estate or any interest therein, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interest therein.

The Successor Fund may not purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.
Commodities; Futures; Derivatives; Oil and Gas

The Fund will not purchase or sell physical commodities or contracts relating to physical commodities, except that options, futures contracts, currencies and currency-related contracts which are otherwise permissible investments will not be deemed to be physical commodities.

The Successor Fund may not purchase or sell commodities or commodity contracts, financial future contracts, puts, calls, straddles, spreads or any combination thereof or derivative securities of any kind, or interests in oil, gas or other mineral exploration or development programs.

Control	—	The Successor Fund may not invest in companies for the purpose of exercising control or management.
Concentration

The Fund will not purchase securities, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and municipal securities, if, immediately after each purchase, more than 25% of the Fund’s total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry. For this purpose, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries.

The Fund may, from time to time, invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry.

The Successor Fund may not purchase any security if thereafter 25% or more of the total assets of the Successor Fund would be invested in securities of issuers having their principal business activities in the same industry; this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, or instrumentalities, or to tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing.

Investment Companies	—

The Successor Fund may not invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets or invest in securities of any single investment company if as a result of such investment, the Successor Fund owns more than 3% of the total voting stock of such investment company; except that the Successor Fund may invest in money market mutual funds to the extent permitted by federal law, including the 1940 Act and rules promulgated thereunder.

Foreign Securities	—	The Successor Fund may not invest in foreign securities.

(1)

“New Hampshire Municipal Securities” refers to debt obligations of New Hampshire, its political subdivisions, municipalities, and authorities the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation and New Hampshire interest and dividends taxation. New Hampshire Municipal Securities generally include debt obligations of the State of New Hampshire, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and commercial paper issued by such entities. New Hampshire Municipal Securities may also include obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam, the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation.

(2)

“Oklahoma Municipal Securities” refers to debt obligations of Oklahoma, its political subdivisions, municipalities, and authorities the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation and Oklahoma income taxation. Oklahoma Municipal Securities generally include debt obligations of the State of Oklahoma, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and commercial paper issued by such entities. Oklahoma Municipal Securities may also include obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam, the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation.

Exhibit C: Control Persons and Principal Holders of Securities

[As of the Record Date, the officers and Trustees of the Funds owned less than 1% of any Fund.] The table below sets forth, as of the Record Date, persons who owned of record or beneficially 5% or more of the outstanding shares of a Fund. The table also sets forth the estimated percentage of shares of the corresponding Successor Fund that would have been owned by such parties if the Reorganization had occurred on the Record Date. These amounts may differ on the Closing Date. Shareholders with a controlling interest in a Fund could affect the outcome of proxy voting or the direction of management of the Fund.

Fund	Name and Address	Number of Shares	Percentage of Ownership of Class of Fund before the Reorganization	Percentage of Ownership of Class of the Successor Fund after the Reorganization
Kansas Municipal Fund
	[•]	[•]	[•]%	[•]%
	[•]	[•]	[•]%	[•]%

Maine Municipal Fund
	[•]	[•]	[•]%	[•]%
	[•]	[•]	[•]%	[•]%

Nebraska Municipal Fund
	[•]	[•]	[•]%	[•]%
	[•]	[•]	[•]%	[•]%

New Hampshire Municipal Fund
	[•]	[•]	[•]%	[•]%
	[•]	[•]	[•]%	[•]%

Oklahoma Municipal Fund
	[•]	[•]	[•]%	[•]%
	[•]	[•]	[•]%	[•]%

[FORM OF PROXY CARD]

INTEGRITY MANAGED PORTFOLIOS
Kansas Municipal Fund

[NAME] [ADDRESS] [CITY] [STATE] [ZIP]

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 21, 2017

This Proxy is being solicited on behalf of the Board of Trustees of
Integrity Managed Portfolios.

The undersigned shareholder(s) of Kansas Municipal Fund (the “Fund”), a series of Integrity Managed Portfolios, having received notice of the Special Meeting of Shareholders of the Fund and revoking previous proxies, hereby appoints Shannon D. Radke, Brent M. Wheeler, and Adam C. Forthun, or any one of them, true and lawful attorneys, each with full power of substitution and revocation, to vote all shares which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held on Thursday, September 21, 2017 at the offices of Integrity Managed Portfolios, One Main Street North, Minot, North Dakota 58703, at 3:00 p.m., Central Time, and at any adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournment or postponement of the Special Meeting).

Using a black or blue ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Proposal—The Board of Trustees recommends a vote FOR the following proposal.

1.

To approve an Agreement and Plan of Reorganization (the “Plan”) (and the related transactions) which provides for (a) the assignment, conveyance, transfer and delivery of all of the assets of the Kansas Municipal Fund (the “Fund”), a series of Integrity Managed Portfolios, to the Kansas Municipal Fund (the “Successor Fund”), a newly formed series of Viking Mutual Funds, in exchange solely for Class A voting shares of beneficial interest of the Successor Fund (“Successor Fund Shares”), as described in the Plan, and the assumption by the Successor Fund of all of the liabilities of the Fund, and (b) the subsequent pro rata distribution of the Successor Fund Shares to the shareholders of the Fund in complete liquidation, dissolution and termination of the Fund as provided in the Plan. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

IMPORTANT: This proxy must be signed and dated on the reverse side.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS EXECUTED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

Four simple methods to vote your proxy:

1.

Internet: Log on to [•]. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number: [•]
2.	Phone: Simply dial toll-free [•]. Please have this proxy card available at the time of the call.
3.	Mail: Simply complete, sign, and date this proxy card and return it in the postage paid envelope provided.
4.	Facsimile: Simply complete, sign, and date this proxy card and fax it to [tabulator] at [•].

Note—Please sign the name or names exactly as appearing on the proxy card. When signing as an attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and indicate your title. Joint owners should each sign. Please sign, date and return.

Account	Shares
Signature and Title (if applicable)
[Account Number]	[Share Balance]
Date
[NAME] [ADDRESS] [CITY] [STATE] [ZIP]
Signature, if held jointly

Date

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged.

[FORM OF PROXY CARD]

INTEGRITY MANAGED PORTFOLIOS
Maine Municipal Fund

[NAME] [ADDRESS] [CITY] [STATE] [ZIP]

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 21, 2017

This Proxy is being solicited on behalf of the Board of Trustees of
Integrity Managed Portfolios.

The undersigned shareholder(s) of Maine Municipal Fund (the “Fund”), a series of Integrity Managed Portfolios, having received notice of the Special Meeting of Shareholders of the Fund and revoking previous proxies, hereby appoints Shannon D. Radke, Brent M. Wheeler, and Adam C. Forthun, or any one of them, true and lawful attorneys, each with full power of substitution and revocation, to vote all shares which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held on Thursday, September 21, 2017 at the offices of Integrity Managed Portfolios, One Main Street North, Minot, North Dakota 58703, at 3:00 p.m., Central Time, and at any adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournment or postponement of the Special Meeting).

Using a black or blue ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Proposal—The Board of Trustees recommends a vote FOR the following proposal.

1.

To approve an Agreement and Plan of Reorganization (the “Plan”) (and the related transactions) which provides for (a) the assignment, conveyance, transfer and delivery of all of the assets of the Maine Municipal Fund (the “Fund”), a series of Integrity Managed Portfolios, to the Maine Municipal Fund (the “Successor Fund”), a newly formed series of Viking Mutual Funds, in exchange solely for Class A voting shares of beneficial interest of the Successor Fund (“Successor Fund Shares”), as described in the Plan, and the assumption by the Successor Fund of all of the liabilities of the Fund, and (b) the subsequent pro rata distribution of the Successor Fund Shares to the shareholders of the Fund in complete liquidation, dissolution and termination of the Fund as provided in the Plan. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

IMPORTANT: This proxy must be signed and dated on the reverse side.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS EXECUTED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

Four simple methods to vote your proxy:

1.

Internet: Log on to [•]. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number: [•]
2.	Phone: Simply dial toll-free [•]. Please have this proxy card available at the time of the call.
3.	Mail: Simply complete, sign, and date this proxy card and return it in the postage paid envelope provided.
4.	Facsimile: Simply complete, sign, and date this proxy card and fax it to [tabulator] at [•].

Note—Please sign the name or names exactly as appearing on the proxy card. When signing as an attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and indicate your title. Joint owners should each sign. Please sign, date and return.

Account	Shares
Signature and Title (if applicable)
[Account Number]	[Share Balance]
Date
[NAME] [ADDRESS] [CITY] [STATE] [ZIP]
Signature, if held jointly

Date

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged.

[FORM OF PROXY CARD]

INTEGRITY MANAGED PORTFOLIOS
Nebraska Municipal Fund

[NAME] [ADDRESS] [CITY] [STATE] [ZIP]

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 21, 2017

This Proxy is being solicited on behalf of the Board of Trustees of
Integrity Managed Portfolios.

The undersigned shareholder(s) of Nebraska Municipal Fund (the “Fund”), a series of Integrity Managed Portfolios, having received notice of the Special Meeting of Shareholders of the Fund and revoking previous proxies, hereby appoints Shannon D. Radke, Brent M. Wheeler, and Adam C. Forthun, or any one of them, true and lawful attorneys, each with full power of substitution and revocation, to vote all shares which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held on Thursday, September 21, 2017 at the offices of Integrity Managed Portfolios, One Main Street North, Minot, North Dakota 58703, at 3:00 p.m., Central Time, and at any adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournment or postponement of the Special Meeting).

Using a black or blue ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Proposal—The Board of Trustees recommends a vote FOR the following proposal.

1.

To approve an Agreement and Plan of Reorganization (the “Plan”) (and the related transactions) which provides for (a) the assignment, conveyance, transfer and delivery of all of the assets of the Nebraska Municipal Fund (the “Fund”), a series of Integrity Managed Portfolios, to the Nebraska Municipal Fund (the “Successor Fund”), a newly formed series of Viking Mutual Funds, in exchange solely for Class A voting shares of beneficial interest of the Successor Fund (“Successor Fund Shares”), as described in the Plan, and the assumption by the Successor Fund of all of the liabilities of the Fund, and (b) the subsequent pro rata distribution of the Successor Fund Shares to the shareholders of the Fund in complete liquidation, dissolution and termination of the Fund as provided in the Plan. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

IMPORTANT: This proxy must be signed and dated on the reverse side.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS EXECUTED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

Four simple methods to vote your proxy:

1.

Internet: Log on to [•]. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number: [•]
2.	Phone: Simply dial toll-free [•]. Please have this proxy card available at the time of the call.
3.	Mail: Simply complete, sign, and date this proxy card and return it in the postage paid envelope provided.
4.	Facsimile: Simply complete, sign, and date this proxy card and fax it to [tabulator] at [•].

Note—Please sign the name or names exactly as appearing on the proxy card. When signing as an attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and indicate your title. Joint owners should each sign. Please sign, date and return.

Account	Shares
Signature and Title (if applicable)
[Account Number]	[Share Balance]
Date
[NAME] [ADDRESS] [CITY] [STATE] [ZIP]
Signature, if held jointly

Date

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged.

[FORM OF PROXY CARD]

INTEGRITY MANAGED PORTFOLIOS
New Hampshire Municipal Fund

[NAME] [ADDRESS] [CITY] [STATE] [ZIP]

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 21, 2017

This Proxy is being solicited on behalf of the Board of Trustees of
Integrity Managed Portfolios.

The undersigned shareholder(s) of New Hampshire Municipal Fund (the “Fund”), a series of Integrity Managed Portfolios, having received notice of the Special Meeting of Shareholders of the Fund revoking previous proxies, hereby appoints Shannon D. Radke, Brent M. Wheeler, and Adam C. Forthun, or any one of them, true and lawful attorneys, each with full power of substitution and revocation, to vote all shares which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held on Thursday, September 21, 2017 at the offices of Integrity Managed Portfolios, One Main Street North, Minot, North Dakota 58703, at 3:00 p.m., Central Time, and at any adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournment or postponement of the Special Meeting).

Using a black or blue ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Proposal—The Board of Trustees recommends a vote FOR the following proposal.

1.

To approve an Agreement and Plan of Reorganization (the “Plan”) (and the related transactions) which provides for (a) the assignment, conveyance, transfer and delivery of all of the assets of the New Hampshire Municipal Fund (the “Fund”), a series of Integrity Managed Portfolios, to the New Hampshire Municipal Fund (the “Successor Fund”), a newly formed series of Viking Mutual Funds, in exchange solely for Class A voting shares of beneficial interest of the Successor Fund (“Successor Fund Shares”), as described in the Plan, and the assumption by the Successor Fund of all of the liabilities of the Fund, and (b) the subsequent pro rata distribution of the Successor Fund Shares to the shareholders of the Fund in complete liquidation, dissolution and termination of the Fund as provided in the Plan. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

IMPORTANT: This proxy must be signed and dated on the reverse side.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS EXECUTED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

Four simple methods to vote your proxy:

1.

Internet: Log on to [•]. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number: [•]
2.	Phone: Simply dial toll-free [•]. Please have this proxy card available at the time of the call.
3.	Mail: Simply complete, sign, and date this proxy card and return it in the postage paid envelope provided.
4.	Facsimile: Simply complete, sign, and date this proxy card and fax it to [tabulator] at [•].

Note—Please sign the name or names exactly as appearing on the proxy card. When signing as an attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and indicate your title. Joint owners should each sign. Please sign, date and return.

Account	Shares
Signature and Title (if applicable)
[Account Number]	[Share Balance]
Date
[NAME] [ADDRESS] [CITY] [STATE] [ZIP]
Signature, if held jointly

Date

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged.

[FORM OF PROXY CARD]

INTEGRITY MANAGED PORTFOLIOS
Oklahoma Municipal Fund

[NAME] [ADDRESS] [CITY] [STATE] [ZIP]

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 21, 2017

This Proxy is being solicited on behalf of the Board of Trustees of
Integrity Managed Portfolios.

The undersigned shareholder(s) of Oklahoma Municipal Fund (the “Fund”), a series of Integrity Managed Portfolios, having received notice of the Special Meeting of Shareholders of the Fund and revoking previous proxies, hereby appoints Shannon D. Radke, Brent M. Wheeler, and Adam C. Forthun, or any one of them, true and lawful attorneys, each with full power of substitution and revocation, to vote all shares which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held on Thursday, September 21, 2017 at the offices of Integrity Managed Portfolios, One Main Street North, Minot, North Dakota 58703, at 3:00 p.m., Central Time, and at any adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournment or postponement of the Special Meeting).

Using a black or blue ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Proposal—The Board of Trustees recommends a vote FOR the following proposal.

1.

To approve an Agreement and Plan of Reorganization (the “Plan”) (and the related transactions) which provides for (a) the assignment, conveyance, transfer and delivery of all of the assets of the Oklahoma Municipal Fund (the “Fund”), a series of Integrity Managed Portfolios, to the Oklahoma Municipal Fund (the “Successor Fund”), a newly formed series of Viking Mutual Funds, in exchange solely for Class A voting shares of beneficial interest of the Successor Fund (“Successor Fund Shares”), as described in the Plan, and the assumption by the Successor Fund of all of the liabilities of the Fund, and (b) the subsequent pro rata distribution of the Successor Fund Shares to the shareholders of the Fund in complete liquidation, dissolution and termination of the Fund as provided in the Plan. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

IMPORTANT: This proxy must be signed and dated on the reverse side.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS EXECUTED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

Four simple methods to vote your proxy:

1.

Internet: Log on to [•]. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number: [•]
2.	Phone: Simply dial toll-free [•]. Please have this proxy card available at the time of the call.
3.	Mail: Simply complete, sign, and date this proxy card and return it in the postage paid envelope provided.
4.	Facsimile: Simply complete, sign, and date this proxy card and fax it to [tabulator] at [•].

Note—Please sign the name or names exactly as appearing on the proxy card. When signing as an attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and indicate your title. Joint owners should each sign. Please sign, date and return.

Account	Shares
Signature and Title (if applicable)
[Account Number]	[Share Balance]
Date
[NAME] [ADDRESS] [CITY] [STATE] [ZIP]
Signature, if held jointly

Date

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged.

The Information in this Statement of Additional Information is not complete and may be changed. We may not sell these Securities until the Registration Statement filed with the U.S. Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion—Dated: June 30, 2017

Integrity managed portfolios

and

Viking mutual funds

One Main Street North
Minot, North Dakota 58703
800-601-5593

STATEMENT OF ADDITIONAL INFORMATION
July [•], 2017

Relating to the:

Acquisition of all of the assets and liabilities of the following series of Integrity Managed Portfolios:

Kansas Municipal Fund
Maine Municipal Fund
Nebraska Municipal Fund
New Hampshire Municipal Fund
Oklahoma Municipal Fund

(each, a “Fund” and collectively, the “Funds”)

By and in exchange for shares of the following newly created series of Viking Mutual Funds:

Kansas Municipal Fund – Class A
Maine Municipal Fund – Class A
Nebraska Municipal Fund – Class A
New Hampshire Municipal Fund – Class A
Oklahoma Municipal Fund – Class A

(each, a “Successor Fund” and collectively, the “Successor Funds”)

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Joint Proxy Statement/Prospectus dated July [•], 2017 relating specifically to the Joint Special Meeting of Shareholders of the Funds that will be held on September 21, 2017 (“Joint Special Meeting”).  A copy of the Joint Proxy Statement/Prospectus may be obtained upon request and without charge by calling or writing to the Funds at the telephone number or address listed above. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Joint Proxy Statement/Prospectus.

Table of Contents

TRANSFER AGENT, FUND ACCOUNTING SERVICE PROVIDER, AND ADMINISTRATOR 25

General Information

This SAI relates to the Joint Special Meeting at which shareholders of each Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) by and between Integrity Managed Portfolios, on behalf of their Fund, and Viking Mutual Funds, on behalf of a newly created series corresponding to their Fund (each, a “Reorganization” and collectively, the “Reorganizations”).  The purpose of the Reorganizations is to consolidate the municipal funds managed by Viking Fund Management, LLC (the “Adviser”) under a single entity for consistency and administrative efficiency.  As part of the Reorganizations, the investment policies, restrictions and disclosure of the existing Funds will be standardized and aligned with those of the other municipal funds managed by the Adviser.  Your Fund’s portfolio managers or management of your Fund will not change as a result of the Reorganizations and standardization of policies and disclosure.  Your Fund’s service providers and fee and expense structure will remain the same. No sales charge will be imposed on the Class A shares of the Successor Funds received in connection with the Reorganizations. No contingent deferred sales charge will be charged in connection with your receipt of Successor Fund Shares in the Reorganization of your Fund.

Further information is included in the Joint Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI.

Incorporation by Reference of Documents into the SAI

This SAI incorporates by reference the documents listed below, only insofar as they relate to the Funds. No other parts of such documents are incorporated by reference herein.  The Successor Funds being established for the purposes of completing the Reorganizations have not yet commenced operations as of the date of this SAI.

1.                  Prospectus relating to the Funds dated November 30, 2016, as supplemented through the date of this SAI (previously filed on EDGAR, Accession No. 0000866841-16-000094).

2.                  SAI relating to the Funds dated November 30, 2016, as supplemented through the date of this SAI (previously filed on EDGAR, Accession No. 0000866841-16-000094).

3.                  Annual Report relating to the Funds for the fiscal year ended July 31, 2016 (previously filed on EDGAR, Accession No. 0000866841-16-000087).

4.                  Semi-Annual Report relating to the Funds for the period ended January 31, 2017 (previously filed on EDGAR, Accession No. 0000866841-17-000015).

pro forma financial Information

Pro forma financial information has not been prepared for the Reorganizations because each existing Fund will be reorganized into the corresponding Successor Fund, each of which is a newly created shell fund with no assets and liabilities that will commence investment operations upon the completion of the Reorganization and continue the operations of the Fund. Each Successor Fund will adopt the financial statements and financial history of the corresponding Fund upon the consummation of the applicable Reorganization.

attachment A: Additional Information about the Successor Funds

HISTORY OF THE SUCCESSOR FUNDS

The term “Integrity/Viking Funds” and “Fund Complex” refers to all of the mutual funds advised by Viking Fund Management, LLC, which includes (1) the Funds and the Successor Funds; (2) two series of Viking Mutual Funds known as the Viking Tax-Free Fund for Montana and the Viking Tax-Free Fund for North Dakota; and (3) five series of The Integrity Funds known as the Williston Basin/Mid-North America Stock Fund, the Integrity Growth & Income Fund, the Integrity High Income Fund, the Integrity Dividend Harvest Fund, and the Integrity Energized Dividend Fund. Hereinafter, the term “Fund” refers only to each Successor Fund.

Viking Mutual Funds is an open-end investment company established under Delaware law by a Trust Instrument dated March 29, 1999. It is a series company as contemplated under Rule 18f-2 under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Funds is a non-diversified management investment company organized as a series of Viking Mutual Funds.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Joint Proxy Statement/Prospectus. The Funds have adopted the following restrictions as fundamental policies. This means that any restriction may be changed only if the change is approved, as set forth in the Investment Company Act of 1940, as amended (the “1940 Act”) by (i) more than 50% of a Fund’s outstanding shares or (ii) 67% or more of a Fund’s shares present at a shareholder meeting if more than 50% of the Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Kansas Municipal Fund seeks the highest level of current income that is exempt from federal and Kansas personal income taxes and is consistent with the preservation of capital. The Fund’s investment objective is fundamental. To pursue its objective, the Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in municipal securities that pay interest free from (a) federal income taxes, including the federal alternative minimum tax, and (b) Kansas personal income taxes.

Maine Municipal Fund seeks the highest level of current income that is exempt from federal and Maine personal income taxes and is consistent with the preservation of capital. The Fund’s investment objective is fundamental. To pursue its objective, the Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in municipal securities that pay interest free from (a) federal income taxes, including the federal alternative minimum tax, and (b) Maine personal income taxes.

Nebraska Municipal Fund seeks the highest level of current income that is exempt from federal and Nebraska personal income taxes and is consistent with the preservation of capital. The Fund’s investment objective is fundamental. To pursue its objective, the Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in municipal securities that pay interest free from (a) federal income taxes, including the federal alternative minimum tax, and (b) Nebraska personal income taxes.

New Hampshire Municipal Fund seeks the highest level of current income that is exempt from federal and New Hampshire state interest and dividend tax and is consistent with the preservation of capital. The Fund’s investment objective is fundamental. To pursue its objective, the Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in municipal securities that pay interest free from (a) federal income taxes, including the federal alternative minimum tax, and (b) New Hampshire state interest and dividend tax.

Oklahoma Municipal Fund seeks the highest level of current income that is exempt from federal and Oklahoma personal income taxes and is consistent with the preservation of capital. The Fund’s investment objective is fundamental. To pursue its objective, the Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in municipal securities that pay interest free from (a) federal income taxes, including the federal alternative minimum tax, and (b) Oklahoma personal income taxes.

The following fundamental restrictions apply to the Kansas Municipal Fund, Maine Municipal Fund, Nebraska Municipal Fund, New Hampshire Municipal Fund and Oklahoma Municipal Fund, each a “Fund” and collectively the “Funds”.

A Fund may not:

(1)

issue any senior securities, borrow money or mortgage or pledge any of the assets of the Fund, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of total assets.

(2)	buy any securities on margin or sell any securities short.

(3)	make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies.

(4)

underwrite securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

(5)	purchase the securities of any issuer which would result in the Fund owning more than 10% of the outstanding voting securities of an issuer.

(6)	purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

(7)

purchase or sell commodities or commodity contracts, financial future contracts, puts, calls, straddles, spreads or any combination thereof or derivative securities of any kind, or interests in oil, gas or other mineral exploration or development programs.

(8)	invest in companies for the purpose of exercising control or management.

(9)

purchase any security if thereafter 25% or more of the total assets of the Fund would be invested in securities of issuers having their principal business activities in the same industry; this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, or instrumentalities, or to tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing.

(10)

invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets or invest in securities of any single investment company if as a result of such investment, the Fund owns more than 3% of the total voting stock of such investment company; except that the Fund may invest in money market mutual funds to the extent permitted by federal law, including the 1940 Act and rules promulgated thereunder.

(11)	invest in foreign securities.

Each Fund has a non-fundamental policy restricting its investment in illiquid securities to 15% of net assets. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which a Fund has valued the securities.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

Excluding the Funds’ restrictions regarding borrowing and illiquid securities, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities and such excess results therefrom. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on borrowing or illiquid securities, the investment manager will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time. More specifically with respect to illiquid securities, the investment manager will take reasonable and appropriate steps to bring the Fund back into compliance with the 15% percentage limitation described above.

DESCRIPTION OF INVESTMENT TECHNIQUES AND RISKS

The following is a description of the various types of securities the Funds may buy and certain of the accompanying risks. A more complete discussion of the principal investment strategies and principal risks of the Funds is set forth in the Joint Proxy Statement/Prospectus. The Funds may not necessarily buy all of these securities or use all of these techniques.

Municipal bonds meet longer-term capital needs and generally have maturities from one to 30 years when issued. They have two principal classifications: general obligation bonds and revenue bonds.

Principal Investment Techniques and Risks

General obligation bonds

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement, of schools, highways, and roads. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue bonds

The full faith, credit, and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

All of the municipal securities in which the Funds invest are rated investment grade (BBB- or higher), at the time of purchase by a nationally recognized statistical rating service such as S&P Global Ratings (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch Ratings (“Fitch”) or are of comparable quality as determined by the investment manager.

Ratings of municipal bonds represent the opinions of the rating services with respect to the securities and are not absolute standards of quality. Please see “Description of Bond Ratings” for a description of the ratings.

With respect to unrated securities, it is also the Funds’ intent to buy securities that, in the view of the investment manager, would be comparable in quality to the Funds’ rated securities and have been determined to be consistent with the Funds’ objectives without exposing the Funds to excessive risk. The Funds will not buy issues that are in default or that the investment manager believes involve excessive risk.

Tax exempt industrial development revenue bonds

The Funds may invest in industrial development revenue bonds the interest on which is exempt from federal income tax in the opinion of the bond issuer’s counsel. Tax-exempt industrial development revenue bonds are issued by or on behalf of public authorities to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports, and parking. The payment of principal and interest is solely dependent on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

Callable bonds

Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount and accrued interest, and may receive a small additional payment as a call premium. The Fund may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond. One way for the Fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued. In light of the Funds’ pricing policies and certain amortization procedures required by the Internal Revenue Service (“IRS”), the Funds do not expect to suffer any material adverse impact related to the value at which they carry bonds in connection with calls of bonds purchased at a premium. As with any investment strategy, however, there is no guarantee that a call may not have a more substantial impact than anticipated.

Escrow-secured or defeased bonds are created when an issuer refunds, before maturity, an outstanding bond issue that is not immediately callable (or pre-refunds), and sets aside funds for redemption of the bonds at a future date. The issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating from Moodys, S&P, or Fitch.

Municipal securities and single-state considerations

Each Fund focuses its investments in the municipal securities of a single state and may also invest in the securities of issuers located in U.S. territories and possessions. The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services).

To the extent that a Fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory or possession, it will be disproportionately affected by political and economic conditions and developments in that state, territory or possession. In addition, economic, political or regulatory changes in that state, territory or possession could adversely affect municipal bond issuers in that state or territory or possession and therefore the value of a Fund’s investment portfolio.

The Funds may invest in municipal securities of municipal issuers located in Puerto Rico. In recent years, municipal securities issued by Puerto Rico and its agencies and instrumentalities have been subject to multiple credit downgrades as a result of Puerto Rico’s ongoing fiscal challenges and uncertainty about the ability to make full repayment on these obligations. More recently, certain issuers of Puerto Rican municipal securities have failed to make payments on obligations that have come due, and additional missed payments or defaults may occur in the future.

Set forth in Appendix A are summaries of certain factors that bear upon the risk of investing in municipal securities issued by public authorities in the states of the Funds as well as Guam, Puerto Rico and the U.S. Virgin Islands.

Municipal market disruption risk

The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. As described below under “Tax risk,” proposals have been introduced to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals could also have the effect of eliminating the tax preference for municipal securities. Proposals also may be introduced before the state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected and the Trustees would reevaluate the Funds’ investment objectives and policies. Historically, municipal bankruptcies have been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.

Tax risk

Income from municipal securities held by the Funds could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Moreover, a portion of the Funds’ otherwise exempt-interest dividends may be taxable to those shareholders subject to the alternative minimum tax. In addition, proposals have been made to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals could also have the effect of eliminating the tax preference for municipal securities. Some of these proposals would apply to interest on municipal securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Funds and the value of the Funds’ portfolios would be adversely affected.

Cybersecurity risk

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and financial risks through breaches in cybersecurity. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cybersecurity issues may result in, among other things, financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers, financial intermediaries, entities in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks, resulting in losses to a Fund or its shareholders. There can be no guarantee that any risk management systems established to address to reduce cybersecurity risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders.

Liquidity risk

Liquidity risk is the risk that a Fund may not be able to sell a holding in a timely manner at a desired price. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in securities. The secondary market for certain municipal securities tends to be less developed and liquid than many other securities markets, which may adversely affect a Fund’s ability to sell such municipal securities at attractive prices. Moreover, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. As a result, a Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of securities to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the securities’ prices and hurt performance.

Valuation risk

The sales price a Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Non-Principal Investment Techniques and Risks

Municipal lease obligations

The Funds may invest in municipal lease obligations, including certificates of participation. Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property’s private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free. While cancellation risk is inherent to municipal lease obligations, the investment manager believes that this risk may be reduced, although not eliminated, by the Funds’ policies on the quality of securities in which they may invest.

Zero coupon securities

The Funds may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, a Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest, their value is generally more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more drastically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investments. To generate cash to satisfy distribution requirements, a Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

When-issued securities

Municipal securities are frequently offered on a when-issued basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Funds to the issuer and no interest accrues to the Funds. If the other party to the transaction fails to deliver the security, the Funds could miss a favorable price or yield opportunity, or could experience a loss.

When a Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in the determination of its Net Asset Value (“NAV”). The Funds believe that their NAVs or income will not be negatively affected by the purchase of municipal securities on a when-issued basis. The Funds will not engage in when-issued transactions for investment leverage purposes.

Although the Funds will generally buy municipal securities on a when-issued basis with the intention of acquiring the securities, they may sell the securities before the settlement date if it is considered advisable. When a Fund is the buyer, it will maintain cash or securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. If assets of the Funds are held in cash pending the settlement of a purchase of securities, the Funds will not earn income on those assets.

U.S. government obligations

Each Fund may invest in U.S. Government obligations. U.S. Government obligations are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. Government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes, and bonds.

Other investment companies

The Funds may invest in the shares of other investment companies. Such investments may be the most practical manner in which the Funds can invest in certain securities because those securities themselves may not be available at the time a Fund is ready to make an investment.

As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuers’ portfolio securities. A Fund does not intend to invest in such investment companies unless, in the judgment of the Fund’s investment manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge. See “Investment Restrictions” above.

Temporary investments

During unusual market or other conditions, each Fund may temporarily depart from its investment objective and invest up to 100% of its assets in short-term U.S. Government obligations, cash, and cash equivalents. These short-term investments may be taxable.

TRUSTEES AND OFFICERS

Viking Mutual Funds (the “Trust”) has a Board of Trustees (the “Board”). The Board is responsible for the overall management of the Funds, including general supervision and review of each Fund’s investment activities. The Board, in turn, elects the officers of the Funds who are responsible for administering each Fund’s day-to-day operations. Among other things, the Board of Trustees, generally oversees the portfolio management of each Fund and reviews and approves each Fund’s advisory contracts and other principal contracts.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or an investment adviser or principal underwriter of the Funds (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. A Trustee who is an “interested person” (for regulatory purposes) of the Trust is referred to as an “Interested Trustee.”

The role of the Board

The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment adviser, distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with Viking Fund Management, LLC (“Viking Management” or the “Investment Adviser”), the distributor, the administrator, the custodian and the transfer agent. The Board has appointed various officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations, or activities.

Board leadership structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established two standing committees—an Audit Committee and a Governance and Nominating Committee, which are discussed in greater detail under “Board committees”, below. Seventy-five percent of the members of the Board are Independent Trustees, and each of the Audit Committee and Governance and Nominating Committee are comprised entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

Robert E. Walstad, the Chairman of the Board, is an Interested Trustee by virtue of his ownership of a membership interest in Corridor Investors, LLC (“Corridor”), the parent company of Viking Management, Integrity Fund Services, LLC and Integrity Funds Distributor, LLC. He is also a governor of Corridor. The Trust has appointed R. James Maxson as Lead Independent Trustee. As such, Mr. Maxson is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Investment Adviser, the Chairman of the Board, the committee chairmen, the CCO, and the independent legal counsel to the Independent Trustees, as applicable, to determine the agenda for Board and committee meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds’ service providers, particularly the Investment Adviser; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.

The same four persons on the Board of the Trust serve on the boards of the other funds in the Fund Complex. Given that the funds in the Fund Complex are served by the same service providers and generally face the same issues, the Board believes that this “unitary” structure promotes efficiency and consistency in the governance and oversight of the funds in the Fund Complex, and may reduce the costs, administrative burdens and possible conflicts that may result from having multiple boards comprised of different individuals.

The Trust has determined that the Board’s leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Trustees, the role of its Lead Independent Trustee described above and its “unitary” structure described above, is appropriate given the characteristics and circumstances of the Trust and the Fund Complex.

Board oversight of risk management

The Board’s oversight extends to the Trust’s risk management processes. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses related matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (including, for example, but not limited to, investment risks, issuer risks, compliance risks, valuation risks, counterparty risks, operational risks, business continuity risks, and legal, compliance, and regulatory risks) the oversight of different types of risks is handled in different ways. For example, the full Board as well as the committees meet regularly with the CCO to discuss compliance and operational risks. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Investment Adviser and portfolio managers on actual and possible risks affecting the Funds. They also report to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational, and compliance risks, as well as other overall business risks that could impact the Funds. Finally, the CCO and/or other officers of the Trust report to the Board in the event that any material risk issues arise in between Board meetings.

The Board recognizes that not all risks that may affect the portfolios can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to certain limitations.

Information about each Trustee’s qualifications, experience, attributes or skills

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. In addition to the information provided in the table below, listed below for each Trustee is additional information concerning the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a trustee.

Interested Trustee

Robert E. Walstad. Mr. Walstad has been engaged in the securities business since 1972. Currently, he is chairman of the board of the funds in the Fund Complex and, until May 1, 2013, was a co-portfolio manager of the Williston Basin/Mid-North America Stock Fund and the Integrity Growth & Income Fund. He was the president of Integrity Money Management, Inc. from 1988 to 2007, and provided general direction and supervision in connection with the management of several funds in the Fund Complex. He has also previously served as president of several funds in the Fund Complex.

Independent Trustees

Wade A. Dokken. Mr. Dokken has extensive experience in the financial services business. He is currently a member of WealthVest Financial Partners, a broker-dealer focused, national annuity wholesaling firm, and is also the co-founder and co-president of WealthVest Marketing, a financial services marketing and distribution firm specializing in high quality fixed and fixed index annuities from insurance companies. From 1989 to 2000, he was an executive of American Skandia (and, from 2000 to 2003, its chief executive officer) where, among other things, he was chairman of the board of American Skandia Trust, overseeing the American Skandia mutual funds, and a member of the international board of Skandia Life, overseeing mutual fund and pension businesses throughout Europe, Asia and South America.

R. James Maxson. Mr. Maxson is currently the majority owner of Maxson Law Office, P.C. which primarily concentrates on estate planning, business planning, trusts and estates, and transactional law. Mr. Maxson currently serves on the board of directors of the Peoples State Bank of Velva, North Dakota, as well as the boards of directors of St. Joseph’s Community Health Foundation, St. Joseph’s Foundation, and the Minot Community Land Trust. He was previously chair of the Minot Area Development Corporation and the Vincent United Methodist Foundation and on the board of directors of the Kennedy Memorial Foundation. In addition, he is a former North Dakota State Senator, a former President of the North Dakota Trial Lawyers Association, and a former Democratic National Committeeman for North Dakota.

Jerry M. Stai. Mr. Stai is on the faculty of Minot State University where he teaches accounting and finance courses, including corporate finance, investments, and financial institutions and markets.

Board committees

The Audit Committee consists of the three Independent Trustees of the Trust: Jerry M. Stai, R. James Maxson, and Wade A. Dokken. The primary function of the Audit Committee is to assist the full Board of Trustees in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors, and recommends engagement or discharge of the auditors to the full Board of Trustees, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls, and prepares and submits Committee meeting minutes and supporting documentation to the full Board. During the Funds’ fiscal year ending July 31, 2016, the Audit Committee held three meetings.

The Governance and Nominating Committee consists of the three Independent Trustees of the Trust: Jerry M. Stai, R. James Maxson, and Wade A. Dokken. The primary function of the Governance and Nominating Committee is to identify individuals qualified to become Board members and recommend nominations for election to the Board of Trustees. The Governance and Nominating Committee also takes a leadership role in shaping the governance of the Funds. The Governance and Nominating Committee has adopted a charter and meets at least quarterly. The Governance and Nominating Committee prepares and submits meeting minutes and supporting documentation to the full Board. During the Funds’ fiscal year ending July 31, 2016, the Governance and Nominating Committee held four meetings.

When considering whether to add additional or substitute Trustees to the Board of Trustees, the Independent Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for Trustee consideration may do so by submitting a signed written request to the Trust’s Secretary at Viking Mutual Funds, Attention: Secretary, PO Box 500, Minot, North Dakota 58702. The request must include the following information:

•	name and address of shareholder and, if applicable, name of broker or record holder;

•	number of shares owned;

•	name of fund(s) in the Integrity/Viking Funds in which shares are owned;

•	whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Trustees;

•	the name and background information of the proposed candidates; and

•	a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

Additional information about Trustees and Officers

Pursuant to the Trust’s Trust Instrument, each Trustee shall hold office for life until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares. Pursuant to the by-laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

Independent Trustees

Name Address Date of Birth Position with Trust Date Service Began Number of Funds Overseen by Trustee in Fund Complex	Principal Occupations for Past Five Years and Other Directorships Held During Past Five Years

Wade A. Dokken 1 N. Main St. Minot, ND 58703 Birth date: March 3, 1960

Principal occupation(s): Member, WealthVest Financial Partners (2009 to present); Co‑President, WealthVest Marketing (2009 to present); Trustee: Integrity Managed Portfolios, The Integrity Funds and Viking Mutual Funds

Trustee Began serving Trust: February 2016 12 Funds overseen	Other Directorships Held During the Past Five Years: Not applicable

R. James Maxson 1 N. Main St. Minot, ND 58703 Birth date: December 12, 1947

Principal occupation(s): Attorney: Maxson Law Office (2002 to present); Director/Trustee: Integrity Fund of Funds, Inc. (1999 to 2012), Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Trustee Began serving Trust: August 2009 12 Funds overseen	Other Directorships Held During the Past Five Years: Peoples State Bank of Velva; St. Joseph’s Community Health Foundation; St. Joseph’s Foundation; and Minot Community Land Trust

Jerry M. Stai 2405 11th Ave NW Minot, ND 58703 Birth date: March 31, 1952

Principal occupation(s): Faculty: Minot State University (1999 to present); Non-Profit Specialist: Bremer Bank (2006 to 2014); Director/Trustee: The Integrity Funds (2006 to present), Integrity Fund of Funds, Inc. (2006 to 2012), Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Trustee Began serving Trust: August 2009 12 Funds overseen	Other Directorships Held During the Past Five Years: Not applicable

Interested Trustee

Name Address Date of Birth Position with Trust Date Service Began Number of Funds Overseen by Trustee in Fund Complex	Principal Occupations for Past Five Years and Other Directorships Held During Past Five Years

Robert E. Walstad(1) 1 N. Main St. Minot, ND 58703 Birth date: August 16, 1944

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to 2013): Viking Fund Management, LLC; Director and Chairman: Integrity Fund of Funds, Inc. (1994 to 2012); Trustee and Chairman: Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Trustee, Chairman Began serving Trust: August 2009 12 Funds overseen	Other Directorships Held During the Past Five Years: Mainstream Investors, LLC

Officers

Name Address Date of Birth Position with Trust Date Service Began	Principal Occupations for Past Five Years and Other Directorships Held

Shannon D. Radke(2) 1 N. Main Street Minot, ND 58703 Birth date: September 7, 1966

Principal occupation(s): Governor, CEO, and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President: Viking Mutual Funds (1999 to present), Integrity Fund of Funds, Inc. (2009 to 2012), The Integrity Funds (2009 to present), and Integrity Managed Portfolios (2009 to present)

President Began serving Trust: 1999	Other Directorships: Not applicable

Peter A. Quist(2) 1 N. Main St. Minot, ND 58703 Birth date: February 23, 1934

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President: Integrity Fund of Funds, Inc. (1994 to 2012), Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Vice President Began serving Trust: August 2009	Other Directorships: Not applicable

Adam C. Forthun(2) 1 N. Main St. Minot, ND 58703 Birth date: June 30, 1976

Principal occupation(s): Fund Accounting Manager (2008 to present) and Chief Operating Officer (2013 to present): Integrity Fund Services, LLC; Treasurer: Integrity Fund of Funds, Inc. (2008 to 2012), Integrity Managed Portfolios (2008 to present), The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Treasurer Began serving Trust: August 2009	Other Directorships: Not applicable

Brent M. Wheeler(2) 1 N. Main St. Minot, ND 58703 Birth date: October 9, 1970

Principal occupation(s): Mutual Fund Chief Compliance Officer: Integrity Managed Portfolios (2005 to present), The Integrity Funds (2005 to present), Integrity Fund of Funds, Inc. (2005 to 2012), and Viking Mutual Funds (2009 to present); Secretary (2009 to 2012): Integrity Fund of Funds, Inc.; Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds, and Viking Mutual Funds

Mutual Fund Chief Compliance Officer and Secretary Began serving Trust: August 2009	Other Directorships: Not applicable

(1)

Trustee who is an “interested person” of the Fund as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of his ownership of a membership interest in Corridor, the parent company of Viking Management, Integrity Fund Services, LLC, and Integrity Funds Distributor, LLC. He is also a governor of Corridor.

(2)

Shannon D. Radke, Peter A. Quist, Adam C. Forthun, and Brent M. Wheeler each own membership interests in Corridor (the parent company of Viking Management, Integrity Fund Services, LLC and Integrity Funds Distributor, LLC). Mr. Radke and Mr. Quist are also governors of Corridor. In addition, Mr. Radke is an officer of Corridor, an officer and a governor of Viking Fund Management, LLC, and an officer and a governor of Integrity Fund Services, LLC and Integrity Funds Distributor, LLC.

In summarizing the above information, Messrs. Walstad, Dokken, Maxson, and Stai are Trustees of three open-end investment companies advised by the Investment Adviser (representing 12 portfolios). Mr. Radke serves as President, Mr. Quist serves as Vice President, Mr. Forthun serves as Treasurer, and Mr. Wheeler serves as Secretary and Mutual Fund Chief Compliance Officer to three open-end investment companies advised by the Investment Adviser (representing 12 portfolios).

The Trust’s Trust Instrument provides that the Trust will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties. In addition, the Trust has entered into a separate Indemnification Agreement with each of the Trustees and officers of the Trust whereby the Trust has generally agreed to indemnify such persons to the fullest extent permitted by the laws of the State of Delaware. These Indemnification Agreements acknowledge, however, that, in certain instances, applicable law or public policy may prohibit the Trust from indemnifying its Trustees and officers.

Share Ownership in the Funds

For each Trustee, the dollar range of equity securities in the Funds beneficially owned by the Trustee and the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the same family of investment companies as the Trust are shown below as of December 31, 2016:

	Kansas Fund	Maine Fund	Nebraska Fund	New Hampshire Fund	Oklahoma Fund	All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (Aggregate)
Independent Trustees
Wade A. Dokken	None	None	None	None	None	None
R. James Maxson	None	None	None	None	None	$50,001 -$100,000
Jerry M. Stai	None	None	None	None	None	$1 - $10,000

Interested Trustee, Chairman
Robert E. Walstad	None	None	None	None	None	$10,001 - $50,000

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, owned of record and beneficially less than 1% of the shares of each Fund.

As of December 31, 2016, no Independent Trustee or his immediate family members owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Compensation of the Board of Trustees

During 2016, Trustees who are not considered to be “interested persons,” as that term is defined in the 1940 Act, of Viking Mutual Funds, were paid an annual fee of $25,000 for service as trustee on the boards of the funds in the complex. In addition, each such Trustees is entitled to receive a fee of $3,500 for attendance at each meeting of the Board of Trustees (whether attendance is telephonic or in person) that is not on the regular Board of Trustees meeting schedule. Mr. Walstad, as an “interested person” of the Funds, receives no compensation from the funds for serving as Trustee; however, he does receive compensation from Corridor for serving in such capacity. The following table sets forth compensation paid by each Fund to each of the current Trustees of the Trust and total compensation paid to each current Trustee for the fiscal year ended July 31, 2016. The Trust does not have any retirement or pension plans for their Trustees.

	Aggregate Compensation from:					Total Compensation from Funds and Fund Complex*
	Kansas Fund	Maine Fund	Nebraska Fund	New Hampshire Fund	Oklahoma Fund
Independent Trustees
Orlin W. Backes**	$1,263	$381	$885	$106	$911	$24,000
Wade A. Dokken	$0	$0	$0	$0	$0	$0
R. James Maxson	$1,263	$381	$885	$106	$911	$24,000
Jerry M. Stai	$1,263	$381	$885	$106	$911	$24,000

Interested Trustee, Chairman
Robert E. Walstad	$0	$0	$0	$0	$0	$0

TOTALS	$2,789	$1,143	$2,655	$318	$2,733	$72,000

*

Based on the compensation paid by the Funds and the other funds in the Fund Complex to the Trustees for the fiscal year ended July 31, 2016, for services as a trustee to the Integrity/Viking Funds, representing, in the aggregate, 12 portfolios, including the Funds, two additional series of Viking Mutual Funds, and the five series of The Integrity Funds.

**	Mr. Orlin W. Backes retired from the Board of Trustees of Viking Mutual Funds on December 31, 2016.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust’s Board has adopted Portfolio Holdings Disclosure Policies and Procedures (the “Policy”) to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Funds’ investment advisers, principal underwriters, or affiliated persons of the Funds’ investment advisers or principal underwriters. This Policy is applicable to Viking Management, which is the investment manager to the Funds (the “Adviser” for purposes of this section).

The Policy is intended to prevent the misuse of material non-public information regarding the portfolio holdings of the Fund (“Holdings Information”). Holdings Information will be disclosed to select third parties only when the Funds have a legitimate business purpose for doing so, and the Recipients (as defined below) are subject to a duty of confidentiality that includes a duty not to trade based on the non-public information. Under the Policy, the receipt of compensation by a Fund, the Adviser, or an affiliate as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose. Recipients will receive Holdings Information only after furnishing written assurances to the Adviser and/or the Funds that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be prohibited from trading based on the Holdings Information. In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Adviser’s fiduciary duties, and with the Adviser’s and the Fund’s obligations to prevent the misuse of material, non-public information.

Pursuant to the policy, the Funds, the Adviser, and their agents are obligated to:

•	act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	ensure that Holdings Information is not provided to a favored group of clients or potential clients; and

•	adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of listings of portfolio holdings for one or more of the Funds by the Adviser and the Funds:

Internet Site and Quarterly Advertisements

The Funds are allowed to post up to the top 25 holdings for each Fund on the Internet at www.integrityvikingfunds.com. This Holdings Information may be updated daily. The Funds also may advertise up to the top 25 holdings quarterly through printed material, which is also posted on the website. This printed material is updated as of the end of the calendar quarter and is available within fifteen days of each quarter end. The Holdings Information posted on the Internet and listed in the printed advertisement material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund, and

•

may include the name of the security, the CUSIP, SEDOL and/or ticker symbol, the number of shares held by the Fund, the percentage weight of such security within the Fund, and the cumulative percentage weight of each additional security in the Fund listed; and

•	will contain appropriate disclaimers.

The Investment Adviser will seek to post the Holdings Information on its public Internet site in a format that cannot be easily modified by viewers.

SEC Filings

The Funds must disclose their complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter end of the Funds’ fiscal year or the Form N-CSR for the second and fourth quarter of the Funds’ fiscal year. The N-Q report is not required to be mailed to shareholders, but is made public through the SEC electronic filings.

The Funds must provide either complete portfolio holdings or summaries of their portfolio holdings to shareholders in tabular or graphical format by identifiable categories (i.e., industry sector, geographic region, credit quality, or maturity) according to the percentage of net assets. SEC Regulation S-X generally requires at least disclosure of the top 50 holdings (based on percentage of net assets) and any investment exceeding 1% of the Fund’s net asset value.

Other Disclosure

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, subject to applicable law, the portfolio manager for the Fund may request that the holding be withheld from the portfolio holdings information if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the Investment Adviser Chief Compliance Officer (or his/her designee).

Each of the Investment Adviser’s officers (“Designated Persons”) may authorize providing non-public Holdings Information of the Funds that is current as of one business day after the month-end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians or third-party data service providers (each a “Recipient”) who (i) specifically request the more current non-public Holdings Information for a legitimate business purpose which is not inconsistent with the Funds’ legitimate business purpose and (ii) execute a Use and Nondisclosure Agreement (each, a “Nondisclosure Agreement”), and abide by its trading restrictions. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Funds’ trading strategies or pending transactions. The following parties currently receive non-public Holdings Information regarding one or both of the Funds on an ongoing basis pursuant to a Nondisclosure Agreement: Bloomberg; FactSet; and Lipper.

Designated Persons may approve the distribution in an electronic format of Holdings Information posted on the public website of the Funds to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

Occasions may arise where a Designated Person, the Investment Adviser, the Funds or an affiliate may have a conflict of interest in connection with a Recipient’s request for disclosure of non-public Holdings Information. In order to protect the interests of shareholders and the Funds and to ensure no adverse effect on the shareholders or the Funds, in the limited instances where a Designated Person is considering releasing non-public Holdings Information, the Designated Person will disclose the conflict to the CCO of the Trust. If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of non-public Holdings Information would be in the best interests of shareholders and the Funds, and will not adversely affect the shareholders or the Funds, the CCO may approve the disclosure. The CCO will document in writing any such exception (which identifies the legitimate business purpose for the disclosure) and will provide a report to the Board of Trustees for its review at a subsequent Board meeting. Any such exceptions log shall be retained in the Fund’s records.

The Adviser and the Funds currently do not disclose Holdings Information except as noted above. The Funds and the Adviser will not enter into any arrangement providing for the disclosure of Holdings Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information.

MANAGEMENT AND OTHER SERVICES

The Board has overall responsibility for the management of the Funds. Viking Management, P.O. Box 500, Minot, North Dakota 58702, is the Funds’ investment manager. Since July 31, 2009, Viking Management has been a wholly-owned subsidiary of Corridor, a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad and Shannon D. Radke. Corridor provides investment advisory, distribution and other services to the Funds, as well as to the other funds in the Fund Complex described above under “Trustees and Officers,” primarily through its subsidiaries.

As indicated above under “Trustees and Officers,” (i) Shannon D. Radke, an officer of the Trust, is also a governor, member and officer of Corridor and a governor and officer of Viking Management; (ii) Robert E. Walstad, a Trustee and Chairman of the Board of the Trust, is also a governor and member of Corridor; (iii) Peter A. Quist, an officer of the Trust, is also a governor and member of Corridor; and (iv) Adam C. Forthun and Brent M. Wheeler, officers of the Trust, are also members of Corridor.

The Funds have retained Viking Management to provide the Funds with investment advice and portfolio management. Mr. Shannon D. Radke, senior portfolio manager, has been responsible for managing the Funds’ portfolios on a day-to-day basis since the Funds’ inception and is a governor and president of Viking Management. He is also a co-portfolio manager of various other Integrity/Viking Funds. Mr. Radke holds a Bachelor of Business Administration degree in Banking and Finance from the University of North Dakota. He has been engaged in the securities business since 1988 as a broker and as operations manager and later as chief operating officer of an investment advisory firm. Mr. Radke founded Viking Management in September 1998.

In April 2010, Mr. Monte L. Avery, senior portfolio manager, began co-managing the Funds’ portfolios with Mr. Radke. Mr. Avery was previously an employee of Integrity Money Management and, since August 1, 2009, has been an employee of Viking Management. Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start its Invest Center. He transferred back to Dean Witter in 1993, where he remained until he joined Integrity Mutual Funds, Inc. in 1995. Since that time, Mr. Avery has served as a portfolio manager to various funds currently advised by Viking Management and previously advised by Integrity Money Management, Inc.

In April 2015, Mr. Joshua D. Larson began co-managing the Funds’ portfolios with Mr. Radke and Mr. Avery. Mr. Larson holds Bachelor of Science degrees in Finance and Management from Minot State University. He joined Integrity Viking Funds in 2010 in the fund accounting division and as a research analyst for certain funds advised by Viking Management. In addition, since May 2012, Mr. Larson has served as a co-portfolio manager of the Integrity Dividend Harvest Fund, since May 2013 he has served as a co-portfolio manager of the Integrity Growth & Income Fund, and since November 2014, he has served as a co-portfolio manager of the Funds.

The following table lists the number and types of other accounts managed by Mr. Radke, Mr. Avery and Mr. Larson, and assets under management in those accounts as of July 31, 2016:

Portfolio Manager	Registered Investment Company Accounts (other than the Funds)	Assets Managed ($ millions)	Pooled Assets Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Monte L. Avery	5	$729	None	None	None	None
Shannon D. Radke	6	$817	None	None	None	None
Joshua D. Larson	4	$227	None	None	None	None

The advisory fee is not based on the performance of the respective account for any of the registered investment companies, pooled investment vehicles or other accounts referred to above.

As compensation for the advisory services furnished to the Funds, the Funds are obligated under the respective investment advisory agreement to pay Viking Management monthly compensation calculated daily by applying the annual rates of 0.50% to the Funds’ daily net assets.

For the three most recent fiscal years, the table below sets forth (i) the gross management fees paid by the Funds, (ii) the fees waived and expenses reimbursed by Viking Management, and (iii) the management fees (net of fee waivers and expense reimbursements) paid by the Funds.

Fund	Date of Fiscal Year End			$ Paid Net of Fees
		$ Earned	Advisory Fee Waivers and	Waived and Expense
		(Gross)	Expense Reimbursements	Reimbursements
Kansas Municipal Fund	7/31/2014	$304,220	$0	$304,220
	7/31/2015	293,863	0	293,863
	7/31/2016	291,410	52,521	238,889
Maine Municipal Fund	7/31/2014	$86,656	$0	$86,656
	7/31/2015	87,609	0	87,609
	7/31/2016	91,228	23,707	67,521
Nebraska Municipal Fund	7/31/2014	$200,943	$0	$200,943
	7/31/2015	202,305	0	202,305
	7/31/2016	214,232	43,299	170,933
New Hampshire Municipal Fund	7/31/2014	$24,008	$0	$24,008
	7/31/2015	23,516	0	23,516
	7/31/2016	26,276	11,931	14,345
Oklahoma Municipal Fund	7/31/2014	$196,652	$0	$196,652
	7/31/2015	204,261	0	204,261
	7/31/2016	218,519	42,382	176,137

With respect to each Fund, Viking Management contractually agreed to waive its fees or reimburse each Fund for its expenses (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and the fees and expenses of acquired funds) through November 29, 2018 so that the Fund’s total annual operating expenses do not exceed 0.98% for Class A Shares of average daily net assets. Current contractual fee waiver and expense reimbursement agreements are described below under “Current contractual fee waiver and expense reimbursement agreements.” In addition, certain affiliated service providers, including Integrity Fund Services, LLC and Integrity Funds Distributor, LLC, may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before Viking Management waives any of its fee or reimburses any expenses to satisfy its contractual expense limitation agreement.

Conflicts of interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts.

The management of multiple funds and accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund or account. The management of multiple funds and accounts, however, also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time, investment ideas, and investment opportunities across multiple funds and accounts.

•

With respect to securities transactions for the Funds, Viking Management determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where Viking Management has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ code of ethics will adequately address such conflicts.

•

The Funds have adopted a code of ethics that, among other things, permits personal trading by employees, including the portfolio manager, under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest and there is no assurance that these codes of ethics will adequately address such conflicts.

Viking Management and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

The portfolio managers for the Funds are paid a salary. Although the salary is subject to periodic adjustment, it is not based on Fund performance or the value of assets held in the Funds’ portfolio. In addition, Corridor sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and a 6% match by Corridor of the employee’s gross pay as long as the employee has elected to contribute at least 6% of his or her gross pay. Mr. Radke also owns a membership interest in Corridor equal to approximately 9.8% of Corridor’s total membership interests. He initially received a membership interest in 2009 in exchange for, among other things, his contributions to Corridor of experience and his role in the operations of Corridor. Mr. Radke also purchased a portion of his membership interests in Corridor. In connection with his role, Mr. Larson also owns a membership interest in Corridor that is equal to less than 1% of Corridor’s total membership interests.

Ownership of securities

As of July 31, 2016, the Funds’ portfolio managers beneficially owned no shares in the Funds.

Current contractual fee waiver and expense reimbursement agreements

As described in the Joint Proxy Statement/Prospectus, Viking Management has contractually agreed to waive its fees or reimburse each Fund for its expenses through November 29, 2018, so that the Funds’ total annual operating expenses (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) during this period do not exceed 0.98% for Class A Shares of the average daily net assets. These contractual waivers may not be altered by the investment manager during the stated period. This expense limitation agreement may only be terminated or modified prior to November 29, 2018 with the approval of the Funds’ Board of Trustees. In addition, certain affiliated service providers, including Integrity Fund Services, LLC and Integrity Funds Distributor, LLC, may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before Viking Management waives any of its fee or reimburses any expenses to satisfy its contractual expense limitation agreement.

Term of investment advisory agreement

For each Fund, the investment advisory agreement that is currently in effect between the Trust and Viking Management (the “Advisory Agreement”) must be approved each year by (1) a vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees, and (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund.

Code of ethics

Viking Management, Integrity Funds Distributor, LLC and the Funds have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of a code of ethics is to avoid potential conflicts of interest and to prevent fraud, deception, or misconduct with respect to the Funds. Each code of ethics permits personnel covered by the code to invest in securities, including securities that may be purchased or held by the Funds, subject to the restrictions of the code.

Manager-of-Managers

Under the Advisory Agreement, Viking Management is authorized, at its own cost and expense, to enter into a sub-advisory agreement with a sub-adviser with respect to the respective Fund. If an investment adviser delegates portfolio management duties to a sub-adviser, the 1940 Act generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Board and by Fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

In 2009, shareholders of each Fund approved a “manager-of-managers” structure for their Fund. The Funds have received an order from the SEC permitting the Funds to be managed under a “manager-of-managers” structure (the “SEC Order”). The SEC Order generally permits Viking Management to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board of Trustees, but without obtaining shareholder approval. If a sub-adviser is hired to provide sub-advisory services to a Fund, the Fund will provide information concerning the sub-adviser to shareholders of the Fund concerned.

Under the “manager-of-managers” structure for a Fund, Viking Management would remain the primary provider of investment advisory services to the Fund, would be permitted to hire or change sub-advisers, as appropriate, and would have ultimate responsibility (subject to oversight by the Funds’ Board of Trustees) to oversee sub-advisers and recommend to the Board their hiring, termination and replacement. Viking Management would remain responsible for providing general management services to a Fund utilizing the manager-of-managers structure, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and, subject to review and approval of the Board of Trustees, would, among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or a part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objectives, policies, and restrictions.

TRANSFER AGENT, FUND ACCOUNTING SERVICE PROVIDER, AND ADMINISTRATOR

Prior to August 1, 2009, Viking Management provided administrative, accounting and transfer agent services to the Funds. Since August 1, 2009, Integrity Fund Services, LLC (“Integrity Fund Services” or the “Transfer Agent”), a wholly-owned subsidiary of Corridor, a North Dakota limited liability company affiliated with Viking Management and Integrity Funds Distributor, LLC, provides each Fund with transfer agent, accounting, and administrative services. Integrity Fund Services is located at 1 Main Street North, Minot, North Dakota 58703.

Transfer Agent

As transfer agent, Integrity Fund Services performs many of the Funds’ clerical and administrative functions. For its transfer agency services, every month each Fund pays Integrity Fund Services an asset-based fee plus reimbursement of out-of-pocket expenses. The Transfer Agent is responsible for (among other things) administering and/or performing transfer agent functions; for acting as service agent in connection with dividend and distribution functions; and for performing shareholder account information and administrative agent functions in connection with the issuance, transfer, and redemption or repurchase (including coordination with the custodian) of shares.

Accounting Service Provider and Administrator

Accounting services provided by Integrity Fund Services as accounting service provider to the Funds may include, but are not limited to, daily fee accruals, security valuation, calculation of daily net asset value, calculation of a daily dividend rate, and preparation of semi-annual and annual reports. As administrator for the Funds, Integrity Fund Services manages all aspects of a Fund’s operations except those provided by other service providers. For accounting and administrative services, each Fund pays to Integrity Fund Services at the end of each calendar month a flat fee plus an asset-based fee and reimburses Integrity Fund Services for certain out-of-pocket expenses.

For the fiscal year ends noted, the Funds paid to Integrity Fund Services the following amounts for services provided:

Fund	Date of Fiscal Year End	Combined Accounting Services and Administrative Services Fees*	Transfer Agency Fee*
Kansas Municipal Fund	7/31/2014	$58,445	$51,563
	7/31/2015	46,258	40,990
	7/31/2016	85,301	70,933
Maine Municipal Fund	7/31/2014	$17,145	$10,294
	7/31/2015	13,983	8,542
	7/31/2016	35,936	20,134
Nebraska Municipal Fund	7/31/2014	$35,793	$28,500
	7/31/2015	30,942	25,030
	7/31/2016	65,966	50,575
New Hampshire Municipal Fund	7/31/2014	$3,273	$1,260
	7/31/2015	2,358	992
	7/31/2016	16,485	4,399
Oklahoma Municipal Fund	7/31/2014	$38,495	$29,649
	7/31/2015	32,527	25,885
	7/31/2016	67,633	51,866

*			After waivers and reimbursements, if any.

CUSTODIAN

Wells Fargo Bank, NA, Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, Minnesota 55479 serves as the custodian of the Funds and has custody of all securities and cash of the Funds. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund’s independent registered public accounting firm is Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115. Shareholders will receive annual financial statements, together with a report of the independent registered public accounting firm and semi-annual unaudited financial statements of the Funds. The independent registered public accounting firm will report on the Funds’ annual financial statements, review certain regulatory reports, and perform other professional accounting, auditing, and advisory services when engaged to do so by the Funds.

PORTFOLIO TRANSACTIONS

Viking Management places orders for the purchase and sale of portfolio securities on behalf of the Funds, and will do so in accordance with the policies described below.

For transactions in fixed-income securities, purchases, and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Funds typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit. In effecting securities transactions, each Fund seeks to obtain the best price and execution of orders. For transactions in fixed-income securities, selection of broker-dealers is generally based on the availability of a security and its price and on the overall quality of execution provided by the broker-dealer. In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), each Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, Viking Management considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. In agency transactions, Viking Management also may consider the brokerage and research services that broker-dealers provide to the Funds or Viking Management.

Each Fund may execute agency portfolio transactions with broker-dealers who provide research and execution services to the Fund or other investment accounts over which Viking Management exercises investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement). Research may not solely or necessarily be for the benefit of a Fund.

Subject to applicable limitations of the federal securities laws, the Funds may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Funds to pay such higher commissions, Viking Management must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers. In reaching this determination, it will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services. No Fund effects transactions with or through broker-dealers in accordance with any formula or for selling shares of a Fund. However, broker-dealers who effect or execute portfolio transactions may from time to time effect purchases of Fund shares for their customers.

Investment decisions for each Fund are made independently from those of other funds managed by Viking Management. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more Funds or accounts are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each Fund or account. In some cases this system could have a detrimental effect on the price or value of the security as far as each Fund is concerned. In other cases, however, the ability of the Funds to participate in volume transactions will produce better executions and prices for the Funds.

For the fiscal years ended July 31, 2016, July 31, 2015, and July 31, 2014, no agency transactions were executed by Viking Management on behalf of the Funds as transactions for these Funds were done on a principal basis. Therefore, no brokerage commissions were paid by the Funds during those periods.

TAXATION OF THE FUNDS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of the Joint Proxy Statement/Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local, or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service (“IRS”) could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be acquired by the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

Under the Regulated Investment Company Modernization Act of 2010 (“Act”), funds are permitted to carry forward net capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment net capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Based on information provided by the Funds, the Funds’ capital loss carryforward amounts as of July 29, 2016 (if any) were as presented in the table below. Any capital loss carryforwards of a prior series of Integrity Managed Portfolios as of the closing of the Reorganizations will be available to the corresponding Fund following the Reorganizations (subject to certain limitations contained in the Code).

	Kansas Municipal Fund	Maine Kansas Municipal Fund	Nebraska Kansas Municipal Fund	New Hampshire Kansas Municipal Fund	Oklahoma Kansas Municipal Fund
Expires in 2018	$—	$—	$—	$—	$260,308
Non-expiring short-term losses	133,526	—	177,427	12,953	52,527
Non-expiring long-term losses	89,901	—	84,215	2,789	43,974
Total Capital Loss Carryforwards	$223,427	$—	$261,642	$15,742	$356,809

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November, or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if a Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income, including any dividends attributable to tax-exempt interest income earned by the Fund.

Distributions

Exempt-interest dividends

If, at the close of each quarter of the taxable year of a Fund, at least 50% of the value of the respective Fund’s total assets consists of tax-exempt municipal securities, then such Fund is authorized to pay exempt-interest dividends to its shareholders. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund and properly reported by the Fund as an exempt-interest dividend in written statements furnished to its shareholders. The maximum amount of dividends for a year that a Fund may designate as exempt-interest dividends is equal to its net tax-exempt interest earned from municipal securities for such year. Each Fund intends to invest in sufficient municipal securities so that it will qualify to pay exempt-interest dividends to its shareholders and to provide timely notice to its shareholders of the portion of its dividends that so qualify.

Exempt-interest dividends distributed to shareholders generally are excluded from gross income for federal income tax purposes except in the case of certain substantial users of facilities financed with the proceeds of certain of the bonds owned by the Funds and related persons. Such exempt-interest dividends may be taken into account in determining the alternative minimum tax, as discussed hereinafter. The percentage of income that is tax-exempt is generally applied uniformly to all distributions made during each calendar year and thus is an annual average for a Fund rather than a day-by-day determination for each shareholder whether received in shares or in cash.

Insurance proceeds received by a Fund under any insurance policies which represent maturing interest on defaulted obligations held by the Fund will be excludable from federal gross income if and to the same extent as such interest would have been so excludable if paid by the issuer of the defaulted obligation, provided that at the time such policies are purchased, the amounts paid for such policies are reasonable, customary, and consistent with the reasonable expectation that the issuer of the obligation, rather than the insurer, will pay debt service on the bonds.

The market discount rules of the Code apply to tax-exempt municipal securities purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor’s purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price a Fund pays for municipal securities. Market discount is taxable as ordinary income. Market discount that accretes while a Fund holds a municipal security is recognized as ordinary income by the Fund when principal payments are received on the municipal security or upon sale or at redemption (including early redemption), unless the Fund elects to include market discount in taxable income as it accrues. Distributions to shareholders of a Fund, to the extent of any market discount that is included in the Fund’s taxable income, is taxable to shareholders as ordinary income.

For both individuals and corporations, interest paid on certain “private activity bonds” issued on or after August 8, 1986, will be treated as an item of tax preference and may, therefore, be subject to the alternative minimum tax. If such private activity bonds are held by a Fund, a proportionate share of the exempt-interest dividends paid by the Fund will be treated as interest on private activity bonds. Such exempt-interest dividends constitute a tax preference item subject to both the individual and corporate alternative minimum tax. Each Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to bonds subject to the alternative minimum tax.

Exempt-interest dividends received by a shareholder which are not attributable to certain “private activity bonds” are not treated as a tax preference item. However, for certain corporate shareholders such dividends will be included in the computation of an adjustment item used in determining such corporation’s alternative minimum tax. The adjustment item is 75% of the excess of such corporate shareholder’s “adjusted current earnings” over its other alternative minimum taxable income with certain adjustments. Although exempt-interest dividends received by a shareholder will not be included in the gross income of corporations for federal income tax purposes, “adjusted current earnings” include most tax-exempt interest, generally including exempt-interest dividends received from the Funds. Interest on certain bonds issued during 2009 or 2010 will not be included in “adjusted current earnings.” It is unclear whether any portion of the exempt-interest dividends attributable to such bonds may be excluded from adjusted current earnings. Corporate shareholders are advised to consult their tax advisers with respect to the tax consequences of the alternative minimum tax and the branch profits tax under Section 884 of the Code.

Under Section 86 of the Code, up to 85% of a social security recipient’s benefits may be included in gross income for a benefit recipient if the sum of his modified adjusted gross income, which includes income from tax-exempt sources such as tax-exempt bonds and distributions made by a Fund, plus 50% of his social security benefits exceed certain base amounts. Exempt-interest dividends from the Funds are still excluded from gross income to the extent described above; they are however included in the calculation of whether a recipient’s income exceeds certain established amounts.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, a Fund may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial development bonds held by the respective Fund or are “related persons” to such users; such persons should consult their tax advisers before investing in the respective Fund.

Ordinary income dividends and capital gain dividends

Dividends paid out of a Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Because the Funds invest in debt securities rather than stock of corporations, it is anticipated that none or only a small portion of the Fund’s distributions paid to individual shareholders will be qualified dividend income eligible for taxation at long-term capital gain tax rates.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to any dividends received from the Funds.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital for federal income tax purposes. If a Fund makes a return of capital distribution, the distribution will not be taxable to you to the extent of your basis in your shares and thereafter will be treated as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or lower capital loss when you sell your shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Income and gains from a Fund may also be subject to a 3.8 percent “medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from a Fund are generally not included in your net investment income for purposes of this tax.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of a Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

If you hold a share in a Fund for six months or less, any loss incurred by you related to the disposition of such share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividends received. In addition, a shareholder cannot take into account any sales or similar charge incurred in acquiring shares of a Fund (a “load charge”) in computing gain or loss on the sale of shares of a Fund if the shareholder sells such shares within 90 days of the date the shares are acquired and the shareholder obtains and subsequently exercises, by January 31 of the calendar year following the calendar year of the sale, the right to reinvest in shares of any mutual fund without the payment of a load charge or with the payment of a reduced charge. (However, such charges shall be treated as incurred in connection with the reinvestment in the shares and will be included in the adjusted basis of such shares.)

Nature of Fund’s Investments

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things:

•	disallow, suspend, or otherwise limit the allowance of certain losses or deductions;

•	convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income;

•	convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited);

•	cause a Fund to recognize income or gain without a corresponding receipt of cash;

•	adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and

•	adversely alter the characterization of certain complex financial transactions.

Buying Shares Close to a Record Date

Distributions by a Fund reduce the NAV of such Fund’s shares. Should a taxable distribution reduce the NAV below a shareholder’s cost basis, the distribution would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. Specifically, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax from all distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Special U.S. tax certification requirements apply to non-U.S. investors. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests, or commodities. Net capital gain distributions and dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address, and TIN of each substantial U.S. owner. Net capital gain distributions and dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

Income not effectively connected

If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income, generally not including exempt-interest dividends, will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gains and any amounts retained by a Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, a Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of a Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from a Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

Income effectively connected

If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, generally not including exempt-interest dividends, and capital gain dividends, any amounts retained by such Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Other Taxation

Fund shareholders may be subject to state, local, and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

State Taxes

The treatment of certain dividends from each Fund under particular state taxes is discussed below. It should be noted that this treatment may change if a Fund ever fails to qualify as a RIC for federal income tax purposes or if the exempt-interest dividends paid by a Fund are not excluded from gross income for federal income tax purposes. The discussion also assumes that each Fund will meet certain reporting and filing requirements under the applicable state laws and regulations. This discussion is based on state laws as enacted and construed on the date of this SAI and in certain cases is based on administrative guidance from state revenue departments. These laws and interpretations can, of course, change at any time. Only certain specific taxes are discussed below and Fund shares and Fund distributions may be subject to other state and local taxes. In addition, the discussions below are generally limited to Fund distributions attributable to certain tax-exempt interest. Generally, other distributions from a Fund are subject to all state income taxes, except that under certain circumstances, many states do provide exemptions for distributions attributable to interest on certain United States government obligations. Additionally, you may be subject to state income tax to the extent you sell or exchange Fund shares and realize a capital gain on the transaction.

Generally, unlike the federal individual income tax, state income taxes do not provide beneficial treatment of long-term capital gains, including capital gain dividends from a Fund. Further, most states restrict deductions for capital losses.

Ownership of shares in a Fund could result in other state and local income tax consequences to certain taxpayers. For example, interest expense incurred or continued to purchase or carry shares of a Fund, if the Fund distributes dividends exempt from a particular state income tax, generally is not deductible for purposes of that income tax.

Prospective investors should consult their tax advisers with respect to all state and local tax issues related to the ownership of shares in a Fund and the receipt of distributions from a Fund.

Kansas Fund

Exempt interest dividends from the Kansas Fund that are excluded from gross income for federal income tax purposes and that are attributable to interest received directly by the Kansas Fund on (i) obligations of the State of Kansas or its political subdivisions issued after December 31, 1987; (ii) obligations of the State of Kansas or its political subdivisions issued prior to January 1, 1988, the interest on which is expressly exempt from income tax under Kansas law; and (iii) obligations of possessions of the United States that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Kansas on individuals, fiduciaries, and corporations (other than insurance companies, national banking associations, banks, trust companies, federally chartered savings banks, and savings and loan associations). Distributions from the Kansas Fund, including exempt-interest dividends, may be subject to the taxes imposed by the State of Kansas on insurance companies, national banking associations, banks, trust companies, federally chartered savings banks, and savings and loan associations, when received by shareholders subject to such taxes.

Maine Fund

Exempt-interest dividends from the Maine Fund that are excluded from gross income for federal income tax purposes and that are derived from interest received directly by the Maine Fund on: (i) certain obligations of the State of Maine and its political subdivisions that are exempt from Maine income taxation under Maine law; and (ii) obligations of United States possessions that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Maine on individuals, trusts, estates, and corporations. However, dividends taken into account in determining a taxpayer’s federal alternative minimum tax liability may also be taken into account in determining the taxpayer’s state minimum tax that is imposed by the State of Maine on certain corporations. Shares of the Maine Fund and dividends from the Maine Fund may also be taken into account in determining the amount of the franchise tax imposed by the State of Maine on certain financial institutions.

Nebraska Fund

Exempt-interest dividends from the Nebraska Fund that are excluded from gross income for federal income tax purposes and that are attributable to and are reported to an investor as being derived from, interest received directly by the Nebraska Fund on: (i) obligations of the State of Nebraska or its political subdivisions; and (ii) obligations of United States possessions that are exempt from state taxation under federal law are excluded from taxable income for purposes of the income tax imposed by the State of Nebraska on individuals and the income tax imposed by the State of Nebraska on certain corporations. Dividends from the Nebraska Fund could affect the maximum franchise tax rate imposed by the State of Nebraska on certain financial institutions.

New Hampshire Fund

Exempt-interest dividends from the New Hampshire Fund that are excluded from gross income for federal income tax purposes and that are derived from and are reported to an investor as being derived from, interest received directly by the New Hampshire Fund on obligations of the State of New Hampshire or its political subdivisions are excluded from income for purposes of the Income (Interest and Dividends) Tax imposed by the State of New Hampshire. In the case of corporations other than S corporations, interest on obligations of the State of New Hampshire or its political subdivisions received by the New Hampshire Fund is excluded from the portion of the gross profits of the New Hampshire Fund that a corporate shareholder is required to include in its taxable gross business profits for purposes of the Business Profits Tax imposed by the State of New Hampshire. Exempt-interest dividends from the New Hampshire Fund that are excluded from gross income for federal income tax purposes and that are attributable to obligations of United States possessions that are exempt from state taxation under federal law may be subject to the Income (Interest and Dividends) Tax imposed by the State of New Hampshire.

Oklahoma Fund

Exempt-interest dividends from the Oklahoma Fund that are excluded from gross income for federal income tax purposes and that are attributable to interest received directly by the Oklahoma Fund on: (i) obligations of the State of Oklahoma or its political subdivisions, to the extent that such interest is specifically exempt from income taxation under the laws of the State of Oklahoma; and (ii) obligations of possessions of the United States that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Oklahoma on individuals and corporations.

The tax discussion set forth above is for general information only. Annually, shareholders of a Fund receive information as to the tax status of distributions made by the Fund in each calendar year. The foregoing relates to federal and state income taxation as in effect as of the date of this SAI. Investors should consult their own tax advisors regarding the federal, state, local, foreign, and other tax consequences of an investment in a Fund, including the effects of any change or any proposed change, in the tax laws.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS

Each Fund is a separate operating series of the Trust, a Delaware statutory trust organized pursuant to a Trust Instrument dated March 29, 1999. The Trust is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund. The Trust has seven separate operating series, including the Funds. The Funds are non-diversified. Each series of the Trust invests all of its net investable assets in a separate portfolio of securities. Currently, each Fund offers Class A shares and Class I shares. Class A shares and Class I shares differ in certain respects, including with regard to sales charges and fees. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Description of Shares

Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

Shareholder meetings

The Trustees of the Trust do not intend to hold annual meetings of shareholders of any Fund. The Trustees will call special meetings of shareholders of a Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund entitled to vote.

Central provisions of Trust Instrument

Under Delaware law, the shareholders of each Fund will not be personally liable for the obligations of that Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

Principal shareholders

Each Fund will commence operations upon the closing of the Reorganization of the corresponding series of Integrity Managed Portfolios. As of the date of this SAI, no persons owned, of record or beneficially, 5% or more, or a controlling interest (ownership of greater than 25%) of the outstanding shares of any of the Funds. Because each Fund is a new series of the Trust with no existing shareholders prior to the closing of the Reorganizations, these ownership interests will not change as a direct result of the Reorganizations. Ownership interests in the corresponding series of Integrity Managed Portfolios may change prior to the closing of the Reorganizations, subject to shareholder purchase and redemption activity after the date of this SAI.

BUYING AND SELLING SHARES

Each Fund will offer Class A shares, which are described below and in the Joint Proxy Statement/Prospectus. Each Fund expects to offer Class I shares after completion of the Reorganizations in a separate Prospectus and Statement of Additional Information.

The Funds continuously offer their shares through securities dealers who have an agreement with Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or the “Distributor”). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with the Distributor to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. The Funds may either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction and make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the ex-dividend date).

Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services.

Each Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation. Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed. The investor will not be assessed a contingent deferred sales charge if the account is redeemed.

Initial sales charges – Class A Shares

The maximum initial sales charge for the Funds is 2.50%. The initial sales charge may be reduced or waived, as described below. The Funds offer several ways for you to combine your purchases of shares of the Funds to take advantage of the lower sales charges for large purchases. Reduced sales charge amounts are shown in the Joint Proxy Statement/Prospectus under “Fund Shares.” However, you may be subject to a 1% contingent deferred sales charge (“CDSC”) on Class A shares purchased without an initial sales charge when such shares are redeemed within 24 months of purchase.

Cumulative quantity discount – Class A Shares

For purposes of calculating the sales charge, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Funds or the other funds in the Integrity/Viking Funds. You may also combine the shares of your spouse, children if they are under the age of 21 or grandchildren if they are under the age of 21. You may also add any partnership or corporation if you own a 25% or greater stake, and you may add any retirement plan accounts for which you or your spouse is the beneficial owner. Companies with one or more retirement plans may add together the total plan assets invested in the Integrity/Viking Funds to determine the sales charge that applies.

In order to be sure you obtain a sales charge discount, you should inform your investment representative or Integrity Fund Services, at the time of purchase, of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints.

Letter of Intent (LOI)—Class A Shares

You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount in Class A shares of Integrity/Viking Funds during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

*

you authorize the Distributor to reserve 5% of your total intended purchase registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and the Funds will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

*	you give the Distributor a security interest in the reserved shares and appoint the Distributor as attorney-in-fact.

*	the Distributor may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

*	although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge

After you file your LOI with a Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Integrity/Viking Fund will be effective only after notification to the Distributor that the investment qualifies for a discount. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the LOI when placing purchase orders during the LOI period. Any purchases you made within 90 days before you filed your LOI may also qualify for a retroactive reduction in the sales charge. Accumulated holdings (as described in the discussion above entitled “Cumulative quantity discount”) eligible to be aggregated as of the day immediately before the LOI period may be credited towards satisfying the LOI. If you file your LOI with a Fund before a change in the Fund’s sales charge, you may complete your LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Integrity/Viking Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you as you direct. If the amount of your total purchases (including reinvested dividends), less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by the Distributor and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase on the dollar amount of the total purchases.

If the amount of your total purchases (including reinvested dividends), less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (including reinvested dividends and less redemptions) during the period. You will need to send the Distributor an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, an appropriate number of reserved shares will be redeemed to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, the additional sales charge due will be deducted from the sale proceeds and the balance will be forwarded to you.

For LOIs filed on behalf of retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Integrity/Viking Funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

Group purchases – Class A Shares

If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members’ existing investments, plus the amount of the current purchase.

A qualified group is one that:

•	was formed at least six months ago

•	has a purpose other than buying fund shares at a discount

•	has more than five members

•	can arrange for meetings between the Distributor’s representatives and group members

•	agrees to include the Fund’s sales and other materials in publications and mailings to its members at reduced or no cost to the Distributor

Sales charge waivers for certain investors—Class A Shares

Class A shares may be purchased without an initial sales charge by various individuals and institutions, including:

•

current and former registered representatives and employees, including their immediate families, of broker-dealers having selling group agreements with Integrity Funds Distributor or any trust, pension, profit-sharing, or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, their parents, and their siblings);

•

current and former employees (including their spouses and dependent children) of banks and other financial services firms that provide advisory, custody, or administrative services related to the Fund pursuant to an agreement with the Fund, Corridor or one of its affiliates, or any trust, pension, profit-sharing, or other benefit plan for such persons;

•	individuals and institutions purchasing shares in connection with the acquisition of the assets of or merger or consolidation with another investment company;

•	investors purchasing through certain asset- or transaction-fee based investment advisers, broker-dealers, bank trust departments, and other financial services firms;

•	401(k), 403(b), 457, profit-sharing, and defined benefit plans; excluded from this waiver are SEPs, SARSEPs, and SIMPLE IRAs; and

•	foundations and endowments, provided the foundation or endowment has assets of $1 million or more.

The elimination of the up-front sales charge for certain individuals and institutions is provided because of anticipated economies of scale and reduced sales-related efforts.

A Fund must be notified in advance that you believe your investment qualifies for a sales charge reduction or waiver. The Funds make available, free of charge, more information about sales charge reductions and waivers through the Trust’s website at www.integrityvikingfunds.com, from the Joint Proxy Statement/Prospectus, or from your financial adviser.

Dealer compensation

The Distributor or one or more of its affiliates, at their own expense, currently provide additional compensation to certain investment dealers that sell shares of the Integrity/Viking Funds. The level of payments made to a particular dealer in any given year will vary. A number of factors, as enumerated in the Joint Proxy Statement/Prospectus, will be considered in determining the level of payments. The Distributor makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Integrity/Viking Funds, including costs associated with educating a firm’s financial advisors about the features and benefits of the Integrity/Viking Funds. The Distributor will, on a regular basis, determine the advisability of continuing these payments. Additionally, the Distributor or one or more of its affiliates may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Integrity/Viking Funds.

In fiscal year 2017, the Distributor expects that it will pay additional compensation to the following dealers:
Ameriprise Financial, Inc.
J.P. Morgan Clearing Corp.
MSCS Financial Services, LLC
National Financial Services, LLC
Pershing LLC
UBS Financial Services, Inc.

Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Monthomatic Investment Plan

A shareholder may purchase additional Fund shares through a monthomatic investment plan (minimum initial investment is $50). With the monthomatic investment plan, monthly investments (minimum $50) are made automatically from the shareholder’s account at a bank, savings and loan association, or credit union into the shareholder’s Fund account. By enrolling in the monthomatic investment plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. A shareholder may terminate the monthomatic investment plan by sending written notice to the Transfer Agent. See “Automatic Investment Plan—the Monthomatic Investment Plan” in the Joint Proxy Statement/Prospectus for additional information.

Exchange privilege and Share Class Conversions

As described in the Joint Proxy Statement/Prospectus under “How To Buy Fund Shares—Exchanging Shares,” each Fund offers an exchange privilege. The exchange privilege permits a Class A shareholder in a Fund to exchange Class A shares between any Integrity/Viking Fund with an up front sales charge structure without paying any additional sales charges. Exchange purchases are subject to eligibility requirements as well as the minimum investment requirements of the fund purchased. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

As described in the Joint Proxy Statement/Prospectus under “How To Buy Fund Shares —Share Class Conversions,” shares of certain classes of a Fund may be converted into shares of certain other classes of the same Fund, provided that you are eligible to buy the new share class. Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Funds available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details.

In general, the conversion of shares of one class of a Fund for shares of another class of the same Fund is not considered a taxable event for federal income tax purposes. Any CDSC associated with the shares being converted will be assessed immediately prior to the conversion into shares of the new share class. Shares redeemed to pay the CDSC would be considered a taxable redemption. Please consult your own tax advisor for further information.

The exchange privilege and conversion right may be changed or discontinued upon sixty days’ written notice to shareholders and are available only to shareholders where such exchanges or conversions may be legally made. A shareholder considering an exchange or conversion should obtain and read the prospectus of the applicable Integrity/Viking Fund and consider the differences between it and the fund whose shares he owns or class of shares he owns, as applicable, before making an exchange or conversion. For further information on how to exercise the exchange privilege or to effect conversions, contact the Transfer Agent.

Systematic withdrawal plan

The systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual, or annual basis. The value of your account must be at least $5,000. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, on the 5th or 20th day of the month in which a payment is scheduled. If the 5th or 20th falls on a weekend or holiday, the redemption will be processed on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you.

You may discontinue a systematic withdrawal plan or change the amount and schedule of withdrawal payments by notifying the Funds by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The Funds may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder’s death or incapacity.

Share certificates

Shares will be credited to your Fund account. Share certificates will no longer be issued. This eliminates the costly problem of replacing lost, stolen, or destroyed certificates. If a certificate is lost, stolen or destroyed, the holder may have to pay an insurance premium to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

General information

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable, the Funds are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, the costs of any additional efforts to find you may be deducted from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that is made available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the Joint Proxy Statement/Prospectus.

Integrity Fund Services may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a Fund may reimburse Integrity Fund Services an amount not to exceed the per account fee that the Fund normally pays Integrity Fund Services for shareholder services. These financial institutions may also charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which should be promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer’s responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer’s failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

In the event of disputes involving multiple claims of ownership or authority to control your account, each Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES

When you buy shares, you pay the offering price. The offering price for Class A shares is the NAV per share, plus any applicable sales charge. NAV per share is calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV of the shares redeemed.

The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the NAV of the fund by the number of shares outstanding.

The Funds calculate the NAV per share each business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 3:00 p.m. Central Time). The Funds do not calculate the NAV on days the NYSE is closed for trading.

Fixed-income securities for which market quotations are readily available are valued at the mean between the quoted bid and ask prices. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost or at original cost plus accrued interest. To the extent a Fund invests in open-end management investment companies, such Fund’s NAV will be calculated based upon the NAVs of the registered open-end investment companies (other than ETFs, which are valued at their current market value) in which the Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing. Other securities, including restricted securities and other assets are valued at fair value as described below. If an event were to occur after the value of an instrument was established but before NAV per share was determined, which would likely materially change the NAV, then the instrument would be valued using fair value considerations as described below.

When market quotations are not readily available (which is usually the case for municipal securities), invalid, or unreliable, or when a significant event occurs, Integrity Fund Services establishes the fair market value pursuant to procedures approved by the Board of Trustees under the ultimate supervision of the Board of Trustees. In establishing fair value, Integrity Fund Services considers factors such as the yields and prices of comparable municipal bonds; the type of issue, coupon, maturity, and rating; indications of value from dealers; and general market conditions. Integrity Fund Services may also use a computer based system, a “matrix system,” to compare securities to determine valuations. The procedures used by Integrity Fund Services and its valuations are reviewed by the officers of the Funds under the general supervision of the Board of Trustees and periodically by the Board of Trustees. Whether a particular event is a significant event depends on whether the event is likely to affect the value of a portfolio security held by a fund. Significant events may include new developments in the securities markets or major occurrences outside of the securities markets, such as natural disasters and armed conflicts. In accordance with the fair value procedures adopted by the Board of Trustees, Integrity Fund Services is responsible for monitoring the securities markets and new developments for significant events that might require a fund to fair value its securities.

Examples of circumstances which may require further consideration to be given to whether market quotations are available, valid, or reliable, include the lack of reported trades for or infrequent sales of a portfolio security, the suspension of trading on an exchange on which a portfolio security was traded, and markets closing early. In addition, while the Funds do not generally invest in thinly traded securities, in the event that they do, such securities may be valued at fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. Each Fund, when using fair value methods to price securities, may value those securities higher or lower than another mutual fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

The Underwriter

Prior to August 1, 2009, Viking Fund Distributors, LLC (“Viking Distributors”) acted as the principal underwriter in the continuous public offering of the Funds’ shares. Currently, shares of each Fund are offered on a continuous basis through Integrity Funds Distributor, located at 1 Main Street North, Minot, North Dakota 58703, which has acted as the Funds’ distributor since August 2009.

Since July 31, 2009, Integrity Funds Distributor has been a wholly-owned subsidiary of Corridor. Prior to July 31, 2009, Integrity Funds Distributor was a wholly-owned subsidiary of Integrity Mutual Funds, Inc. Shannon D. Radke is an officer and governor of Corridor, an officer of the Funds, and an officer and governor of Integrity Funds Distributor. Peter A. Quist is a governor and a member of Corridor and an officer of the Funds. Robert E. Walstad is a governor of Corridor and a Trustee and Chairman of the Funds. Adam C. Forthun and Brent M. Wheeler are Officers of the Funds. See “Trustees and Officers” above. Mr. Radke, Mr. Walstad, Mr. Quist, Mr. Wheeler, and Mr. Forthun are each members of Corridor and, accordingly, may indirectly benefit from the payment of 12b-1 fees described below under “Distribution and service (12b-1 fees)” (with respect to Class A shares) or brokerage commissions by the Funds to the Distributor.

Pursuant to a Distribution Agreement with each Fund, Integrity Funds Distributor serves as principal underwriter and distributor of the Funds. Pursuant to this agreement, Integrity Funds Distributor purchases shares of the Funds for resale to the public, either directly or through securities brokers, dealers, banks, or other agents, and is obligated to purchase only those shares for which it has received purchase orders. Integrity Funds Distributor has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares. Integrity Funds Distributor receives for its services the applicable sales charge of a Fund’s Class A shares, and reallows a majority or all of such amount to the dealers who sold the shares; Integrity Funds Distributor may act as such a dealer. The staff of the SEC takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

The table below shows the aggregate dollar amount of underwriting commissions Integrity Funds Distributor received in connection with the offering of the Funds’ Class A shares and the net underwriting discounts and commissions Integrity Funds Distributor retained after allowances to dealers for the fiscal years ended July 31, 2016, July 31, 2015, and July 31, 2014.

	Aggregate Underwriting Commissions ($)	Amount Retained by Integrity Funds Distributor ($)
2016
Kansas Municipal Fund	$96,519	$15,809
Maine Municipal Fund	$45,331	$6,307
Nebraska Municipal Fund	$101,374	$18,149
New Hampshire Municipal Fund	$24,166	$1,267
Oklahoma Municipal Fund	$118,910	$20,198
2015
Kansas Municipal Fund	$93,558	$22,212
Maine Municipal Fund	$15,864	$3,296
Nebraska Municipal Fund	$81,661	$17,763
New Hampshire Municipal Fund	$17,700	$2,801
Oklahoma Municipal Fund	$127,446	$24,014
2014
Kansas Municipal Fund	$65,371	$14,272
Maine Municipal Fund	$21,798	$6,102
Nebraska Municipal Fund	$42,027	$10,571
New Hampshire Municipal Fund	$6,522	$1,315
Oklahoma Municipal Fund	$87,914	$20,387

Integrity Funds Distributor may be entitled to compensation under the Rule 12b-1 plan, as discussed below. Except as noted, Integrity Funds Distributor receives no other compensation from the Funds for acting as underwriter.

Compensation

The following table sets forth the amount of underwriting commissions, brokerage commissions, compensation on redemptions, and any other compensation received by Integrity Funds Distributor from the respective Fund indicated below (with respect to Class A shares) during the most recent fiscal year.

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation(1)
Kansas Municipal Fund	$15,809	$0	$0	$119,445
Maine Municipal Fund	$6,307	$0	$0	$33,761
Nebraska Municipal Fund	$18,149	$0	$0	$85,467
New Hampshire Municipal Fund	$1,267	$0	$0	$7,172
Oklahoma Municipal Fund	$20,198	$0	$0	$88,069

(1)	Integrity Funds Distributor received this amount under the 12b-1 plan of the respective Fund.

Distribution and service (12b-1) fees

The Funds have adopted a distribution and service plan dated July 31, 2009 with respect to each Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the Financial Industry Regulatory Authority (FINRA) regarding asset-based sales charges.

Pursuant to the Plan, each Fund may compensate Integrity Funds Distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan authorizes payments to Integrity Funds Distributor of up to 0.25% annually of the average daily net assets of Class A shares of the Funds. All distribution expenses over this amount will be borne by those who have incurred them.

The Plan

The Plan provides for periodic payments by Integrity Funds Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. Expenditures under the Plan may also include, among others, a prorated portion of Integrity Funds Distributor’s overhead expenses; the expenses of printing prospectuses and reports used for sales purposes; and preparing and distributing sales literature and advertisements. The portion of payments by a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s Class A shares owned by clients of such broker, dealer or financial intermediary.

The fee is an expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The fees shall be payable regardless of whether those fees exceed or are less than the actual expenses incurred by Integrity Funds Distributor with respect to each Fund in a particular year.

The Plan has been approved in accordance with the provisions of Rule 12b-1. The Plan is renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the noninterested members of the Funds’ Board. The Plan may be terminated at any time by vote of a majority of the noninterested Board members or by vote of a majority of the outstanding shares of the Fund.

The Plan may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the Fund, and all material amendments to the Plan shall be approved by a vote of the noninterested Board members, cast in person at a meeting called for the purpose of voting on any such amendment.

Integrity Funds Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Plan.

Expenditures

For the fiscal year ended July 31, 2016, Integrity Funds Distributor’s expenditures pursuant to the Plan were:

Integrity Funds Distributor’s Eligible Expenses ($)
Kansas Municipal Fund
Advertising and promotion	$1,431
Compensation to dealers (including commission and service fees)	87,804
Compensation to sales personnel and payroll taxes	91,093
Distribution-related overhead	20,937
Maine Municipal Fund
Advertising and promotion	$461
Compensation to dealers (including commission and service fees)	29,689
Compensation to sales personnel and payroll taxes	29,018
Distribution-related overhead	6,644
Nebraska Municipal Fund
Advertising and promotion	$1,070
Compensation to dealers (including commission and service fees)	61,479
Compensation to sales personnel and payroll taxes	67,366
Distribution-related overhead	15,432
New Hampshire Municipal Fund
Advertising and promotion	$132
Compensation to dealers (including commission and service fees)	20,073
Compensation to sales personnel and payroll taxes	8,215
Distribution-related overhead	1,868
Oklahoma Municipal Fund
Advertising and promotion	$1,076
Compensation to dealers (including commission and service fees)	73,895
Compensation to sales personnel and payroll taxes	68,526
Distribution-related overhead	15,760

The amount absorbed by Integrity Funds Distributor (i.e. the difference between 12b-1 fees paid by the Funds and Plan expenses incurred by the Distributor) are set forth below. Negative amounts represent unreimbursed expenses, that is, expenses that qualified for the Plan but that were paid by Integrity Funds Distributor.

Absorbed by Integrity Funds Distributor
Kansas Municipal Fund	$(81,820)
Maine Municipal Fund	$(32,051)
Nebraska Municipal Fund	$(59,880)
New Hampshire Municipal Fund	$(23,116)
Oklahoma Municipal Fund	$(71,188)

As of July 31, 2016, the following unreimbursed Plan expenses had been incurred by Integrity Funds Distributor in a previous year and carried over to future years:

	Dollar Amount	Percentage of Fund Net Assets
Kansas Municipal Fund	$(527,995)	0.87%
Maine Municipal Fund	$(29,543)	0.15%
Nebraska Municipal Fund	$(899,986)	1.95%
New Hampshire Municipal Fund	$(29,976)	0.44%
Oklahoma Municipal Fund	$(1,120,147)	2.43%

FINANCIAL STATEMENTS

Each Fund will adopt the financial statements and financial history of the corresponding series of Integrity Managed Portfolios upon the consummation of the applicable Reorganization.  The audited financial statements of the series of Integrity Managed Portfolios for the fiscal year ended July 31, 2016 appear in their annual report, and are incorporated herein by reference. The annual report is available without charge by calling 800-276-1262.

DESCRIPTION OF BOND RATINGS

The following descriptions of ratings are based on information publicly available from Moody’s, S&P and Fitch.

Description of Bond Ratings

Moody’s Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such a omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P Long-Term Issue Ratings

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated D is in default or breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

NR:	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch’s Long-Term Ratings for Structured, Project and Public Finance Obligations

AAA: Highest credit quality

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality	‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality

‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative	‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk	Default is a real possibility.

CC: Very high levels of credit risk	Default of some kind appears probable.

C: Exceptionally high levels of credit risk	Default appears imminent or inevitable.

D: Default	Indicates a default. Default generally is defined as one of the following:
• failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
• bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
• distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Description of Municipal Short-Term Ratings

Moody’s Municipal Short-Term Obligation Ratings

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P’s Municipal Note Ratings

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Fitch’s Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

F1: Highest short-term credit quality	Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality	Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality	The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality	Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C: High short-term default risk	Default is a real possibility.

RD: Restricted default	Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default	Indicates a broad-based default event for an entity, or the default of a short-term obligation.

PROXY VOTING

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016 is available without charge, upon request, by calling 800-276-1262, on the Trust’s Internet site at www.integrityvikingfunds.com, and on the SEC’s Internet site at www.sec.gov.

To the extent a Fund invests in any voting securities, the Board of Trustees has delegated to the Investment Adviser the final authority and responsibility for voting proxies with respect to each Fund’s underlying securities holdings. In the event a Fund were to receive a proxy, the Investment Adviser may follow proxy voting guidelines developed by an independent third party such as Glass, Lewis & Co. The Trustees will review each Fund’s proxy voting records from time to time and will annually consider revising its proxy voting policy.

The Investment Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. The Investment Adviser will monitor situations that may result in a potential conflict of interest, in particular between a Fund’s shareholders and Investment Adviser or any of its affiliates or an affiliate of the Funds. If any such conflict is discovered, the issue will be examined in detail by the Investment Adviser and in such circumstances, the Investment Adviser generally will refrain from voting the proxies giving rise to conflict, until the Trustees, after consultation, instruct on an appropriate course of action to vote the proxies in the best interest of the relevant Fund.

APPENDIX A—FACTORS PERTAINING TO STATES AND U.S. TERRITORIES

The information regarding states and U.S. territories was obtained from official statements of issuers located in the respective states and U.S. territories as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer. While the following summarizes certain information currently available from the above sources, it does not reflect economic conditions or developments that may have occurred or trends that may have materialized since the dates indicated. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of issuers of municipal securities, could affect or could have an adverse impact on the financial condition of a state and its various agencies and political subdivisions or U.S. territories and possessions. Viking Management is unable to predict whether or to what extent such factors or other factors may affect issuers of municipal securities in which a Fund invests, the market value or marketability of these municipal securities or the ability of the respective issuers of the municipal securities acquired by a Fund to pay interest on or principal of the municipal securities.

Factors Pertaining to Kansas

Since the Kansas Fund invests a significant portion of its assets in Kansas municipal securities, the Kansas Fund is susceptible to political, economic or regulatory factors affecting issuers of Kansas municipal obligations.

The State government is comprised of three branches: the Executive Branch, with the Governor as chief executive; the Legislative Branch, consisting of a Senate of 40 members and a House of Representatives of 125 members; and the Judicial Branch, which includes the Supreme Court, the Appeals Court and the District Trial Courts. The annual budget serves as the foundation of the State’s financial planning and control. On or before October 1 of even-numbered years, agencies are required to submit biennial budget estimates for the next two fiscal years to the Division of Budget. These estimates are used in preparing the Governor’s budget report. On or before the eighth calendar day of each regular legislative session, the Governor is required to submit the budget report to the Legislature. However, in the case of the regular legislative session immediately following the election of a governor who was elected to the Office of Governor for the first time, that governor must submit the budget report to the Legislature on or before the 21st calendar day of that regular session.

The Kansas economy has improved in fiscal year 2015. The Kansas Department of Labor reports Kansas gained 12,800 non-farm jobs over the last year, a .9 percent increase. Kansas has gained 12,700 private sector jobs since June 2014, a 1.1 percent increase. The unemployment rate was 4.7 percent in June 2015, compared to 4.8 percent in June 2014. There were 81,504 continued unemployment claims in June, 2015, down from 81,790 in June, 2014.

The combined net position of the State (government and business-type activities) totaled $9.75 billion at the end of 2015, compared to $11.85 billion at the end of the previous year, a decrease of 17.8 percent. The largest portion of net position reflects investment in capital assets such as land, buildings, equipment, and infrastructure (roads, bridges, and other immovable assets), less any related debt used to acquire those assets that are still outstanding. The State uses these capital assets to provide services to citizens; consequently, these assets are not available for future spending.

Differences existed between the original budget and the final budget. Revenue estimates were decreased by approximately $30.2 million and expenditure estimates were decreased by approximately $39.7 million. The original estimates provided for revenues less than expenditures of $401.6 million. The final budget provided for $392.1 million of revenues less than expenditures. Subsequently, fiscal year 2015 was closed with revenues less than expenditures of $381.9 million.

For fiscal year 2015, the governmental funds reported a combined ending fund balance of $0.9 billion, a decrease of $193.7 million in comparison with the prior year. Of the total amount, $512.0 million represents the fund balance of the Non-Major Governmental funds. The General Fund reported an unassigned fund balance for fiscal year 2015 of a negative $285.0 million, as compared to the prior year unassigned balance of a negative $5.4 million.

The General Fund is the chief operating fund of the State. At the end of the current fiscal year, unassigned fund balance of the General Fund was a negative $285.0 million, while the total fund balance was a negative $279.7 million. During fiscal year 2015, the State experienced increased revenue in income, inheritance, sales and excise taxes. During the 2012 Legislative Session, House Bill 2117 was passed and signed into law. This Bill contained a number of provisions (most of which become effective January 1, 2013) which affect Kansas income tax. The cash and investment balance is approximately $331 million lower in fiscal year 2015 than it was in fiscal year 2014.

Kansas Development Finance Authority (KDFA) is a public body politic and corporate, constituting an independent instrumentality of the State. It was created to enhance the ability of the State to finance capital improvements and improve access to long-term financing for State agencies, political subdivisions, public and private organizations, and businesses. The total long-term debt obligations increased by $2.2 billion during the current fiscal year. The key factor in this increase was the implementation of Governmental Accounting Standards Board (GASB) 68 and 71 which recorded a $1.8 billion net pension liability.

The State’s total long-term debt obligation (including bonds payable on demand) showed a net increase of $2.2 billion (56.6%) during the current year. This net increase was primarily due to the implementation of GASB 68, Accounting and Financial Reporting for Pensions and GASB 71, Pension Transition for Contributions Made Subsequent to the Measurement Date which increased long-term obligations by $1.8 billion, a $565.4 million increase in revenue bonds and the removal of Sales tax obligation bonds of $105 million.

The above information provided is only a brief summary of the complex factors affecting the financial situation in Kansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various state and local agencies in Kansas or contained in Official Statements for various Kansas municipal obligations.

Factors pertaining to Maine

Since the Maine Fund invests a significant portion of its assets in Maine municipal securities, the Maine Fund is susceptible to political, economic or regulatory factors affecting issuers of Maine municipal obligations.

The Maine economy showed continued signs of gradual improvement since the Consensus Economic Forecasting Commission (CEFC) met in March 2015. Maine’s real GDP increased from 2013-2014, the second year in a row of GDP growth. Personal income in Maine grew 2.7 percent from 2014 to 2015, while wage and salary income, which is the largest component of total personal income, grew 1.8 percent over the same period. The Consumer Price Index was unchanged in September 2015 from a year ago, driven by declines in energy prices.

For the 2015 fiscal year, the final legally adopted budgeted expenditures for the General Fund amounted to $3.3 billion, an increase of about $62.1 million from the original legally adopted budget of approximately $3.2 billion. Actual expenditures on a budgetary basis amounted to approximately $96.7 million less than those authorized in the final budget. After deducting the encumbered obligations and other commitments that will come due in fiscal year 2015, including the budgeted starting balance for Fiscal Year 2015, there were funds remaining of $33.5 million to distribute in Fiscal Year 2015. Actual revenues exceeded final budget forecasts by $38.5 million.

When issuing General Obligation Bonds, the State of Maine pledges its full faith and credit to repay the financial obligation. Unless certain tax revenue streams are specifically restricted, states typically pledge all of their tax-raising powers to secure the obligations. The major bond rating agencies regularly assess the capacity and willingness of the State to repay its general obligation debt. Moody’s and S&P make their assessments, in large part, by examining four basic analytical areas: economy; financial performance and flexibility; debt burden; and administration. The economic base is the most critical element in determining the rating. Growth and diversity in the demographics, tax base, and employment base of the State over the last decade are indicators of future growth prospects and debt repayment capabilities. Generally, states with higher income levels and diverse economic bases have superior debt repayment capabilities and are better protected from sudden shocks or unexpected volatility in the economy. Because a strong economy does not always ensure a state’s ability to meet debt payments, the state’s financial management and performance are also key factors.

Financial analysis involves several factors, including: accounting and reporting methods; revenue and expenditure patterns; annual operating and budgetary performance; leverage and equity positions; budget and financial planning; and contingency obligations. These factors present a clear indication of the financial strengths and weaknesses of the State. The rating agencies’ analyses of these factors provide the framework for judging Maine’s capacity to manage economic, political, and financial uncertainties.

At year-end, the State had $1.7 billion in general obligation and other long-term debt outstanding. During the year, the State reduced outstanding long-term obligations by $82.1 million for outstanding general obligation bonds and $383.8 million for other long-term debt. Also during fiscal year 2015, the State incurred $501.4 million of additional long-term obligations.

The State’s credit was rated during fiscal year 2015 by Moody’s as Aa2 with a stable outlook and by S&P as AA with a stable outlook. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn. There can be no assurances that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Maine issuers may be unrelated to the creditworthiness of obligations issued by the State of Maine, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The above information provided is only a brief summary of the complex factors affecting the financial situation in Maine and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various state and local agencies in Maine or contained in Official Statements for various Maine municipal obligations.

Factors pertaining to Nebraska

Since the Nebraska Fund invests a significant portion of its assets in Nebraska municipal securities, the Nebraska Fund is susceptible to political, economic or regulatory factors affecting issuers of Nebraska municipal obligations.

The State was admitted to the Union as the thirty-seventh state in 1867. Nebraska’s government is divided into three branches: legislative, executive and judicial. Nebraska is the only state with a Unicameral Legislature, which has 49 members elected on a non-partisan ballot. The chief executive is the governor, who is elected for a four-year term. Within the executive branch are various departments and agencies that perform a variety of functions. Since Nebraska’s Constitution generally allows no indebtedness, government expenses of such departments and agencies must be met on a pay-as-you-go basis. The State provides a full range of services including: the construction and maintenance of highways and infrastructure, education, social and health services, public safety, conservation of natural resources, economic development, and recreation facilities and development.

Budgetary control of State expenditures is maintained chiefly by three processes. First, a budget is required to be adopted through passage of appropriation bills by the Legislature. Second, the appropriated funds are allocated by program and fund type and are controlled by the executive branch through an allotment process. The Legislature may also enact a supplemental appropriation bill and other appropriation bills as it deems necessary. Finally, the State’s accounting system checks each expenditure to ensure the appropriation and allotment are not exceeded.

The General Fund operations of the State are almost entirely dependent upon the income and sales taxes the State receives each year. Such taxes represent 95 percent of all General Fund revenues. Net revenue from income taxes and sales taxes from all funds for the fiscal year ended June 30, 2015 increased $239 million from the prior year, indicating that the Nebraska economy continues to strengthen.

Long-term liabilities shown on the government-wide financial statements totaled $718 million at June 30, 2015, which is a $218 million decrease from the prior year, primarily due to a decrease in net accrued pension liability realized as a result of adopting Governmental Accounting Standards Board (GASB) 68. The remaining liabilities consist of claims payable for workers’ compensation, medical excess liability, litigation, unemployment insurance, employee health insurance, and Medicaid, in addition to the calculated amount for accrued vacation and vested sick leave due to employees when they retire.

The focus of the State’s Governmental Funds is to provide information on near-term inflows and outflows and the availability of spendable resources. At June 30, 2015, the State’s Governmental Funds reported combined ending fund balances of $3,975 million. Of this amount, $552 million is nonspendable, either due to its form or legal constraints, and $1,931 million is restricted for specific programs by external constraints, constitutional provisions, or contractual obligations. Revenue restricted by enabling legislation, and public school land lease revenues are included in restricted fund balance. An additional $827 million of total fund balance has been committed to specific purposes. Committed amounts cannot be used for any other purpose unless approved by the Legislature. An additional $50 million of total fund balance has been assigned to specific purposes, as expressed by legislative intent. The remaining $615 million is unassigned and available for appropriations.

The General Fund is the chief operating fund of the State. The major General Fund liability is the estimated tax refunds payable of $370 million. However, such refunds payable are $44 million less than the expected taxes owed the State. Other assets of the General Fund available to pay non tax-refund liabilities exceed such liabilities by $1,339 million.

Article XIII of the State’s Constitution prohibits the State from incurring debt in excess of one hundred thousand dollars. However, there is a provision in the State’s Constitution that permits the issuance of revenue bonds for: (1) construction of highways; and (2) construction of water conservation and management structures. At June 30, 2015, there was no outstanding debt for either of these purposes.

The above information provided is only a brief summary of the complex factors affecting the financial situation in Nebraska and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various state and local agencies in Nebraska or contained in Official Statements for various Nebraska municipal obligations.

Factors pertaining to New Hampshire

Since the New Hampshire Fund invests a significant portion of its assets in New Hampshire municipal securities, the New Hampshire Fund is susceptible to political, economic or regulatory factors affecting issuers of New Hampshire municipal obligations.

As of the end of fiscal year 2015, data indicates that the State has experienced a higher growth rate than the national growth rate over the four year period (2010-2014). Partly due to the higher (comparative) growth of prior years, gross State Product for New Hampshire is currently forecasted to be below the growth rates both regionally and nationally over the next five years.

As of the close of fiscal year 2015, the State’s governmental funds reported a combined balance of all funds of $570.7 million, an increase of $26.8 million over the prior year. Within the governmental funds, fund balances for the general fund and the combined non-major governmental funds increased by $38.8 million and $24.2 million, respectively. This increase was partially offset by a decrease of fund balance of $35.4 million in the highway fund. The increase in the general fund was driven by a $40.1 million increase in unassigned fund balance, as the year ended with an unassigned fund balance of $71.3 million (including revenue stabilization balance of $22.3 million).

The State budget is prepared on a biennial basis. Prior to the start of each biennium, all departments of the state are required by law to transmit to the commissioner of the Department of Administrative Services requests for capital and operating expenses and estimates for revenue for the ensuing biennium. Following public hearings and consultation with various department heads, the Governor prepares a recommended budget. The budget is forwarded to the Legislature by February 15th of the odd year for consideration. The Legislature performs its review of the proposed budget and can make further adjustments. The budget passed by the Legislature is forwarded to the Governor to be enacted into law or to be vetoed. This usually occurs in June of that same odd numbered year.

The State’s investment in capital assets for its governmental and business-type activities as of June 30, 2015, amounted to $6.8 billion, with accumulated depreciation amounts of $3.1 billion, leaving a net book value of $3.7 billion, consistent with the prior year. The investment in capital assets includes equipment, real property, infrastructure, computer software, and construction in progress. Infrastructure assets are items that are normally immovable, of value only to the State, and include only roads and bridges. The net book value of the State’s infrastructure for its roads and bridges approximates $2.2 billion, representing a $0.1 billion increase from the prior year.

The State may issue general obligation bonds, revenue bonds, and notes in anticipation of such bonds authorized by the Legislature and Governor and Council. The State may also directly guarantee certain authority or political subdivision obligations. At the end of the current fiscal year, the State had total bonded debt outstanding of $1,490.5 million. Of this amount, $906.4 million are general obligation bonds, which are backed by the full faith and credit of the State and $155.9 million are Federal Highway Grant Anticipation Bonds (GARVEE). The remainder of the State’s bonded debt is Turnpike revenue bonds, which are secured by the specified revenue sources within the Turnpike System.

As of September 2016, all outstanding general obligation bonds of the State of New Hampshire were rated AA by S&P and Aa1 by Moody’s. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn. There can be no assurances that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New Hampshire issuers may be unrelated to the creditworthiness of obligations issued by the State of New Hampshire, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The above information provided is only a brief summary of the complex factors affecting the financial situation in New Hampshire and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in New Hampshire or contained in Official Statements for various New Hampshire municipal obligations.

Factors pertaining to Oklahoma

Since the Oklahoma Fund invests a significant portion of its assets in Oklahoma municipal securities, the Oklahoma Fund is susceptible to political, economic or regulatory factors affecting issuers of Oklahoma municipal obligations.

The Oklahoma unemployment rate was consistently lower than that for the nation between 1997 and 2014. The national unemployment rate as of June 30, 2015 is 5.0% while Oklahoma’s still remains less at 4.3% for the same time period..

During 2014, the most recent data available, receipts from three of the five major taxes were more than revenues of the prior year. The taxes combined for $4.8 billion, or 100.7 percent of total General Revenue Fund receipts for the prior year. The total of major taxes collected increased $32 million or 0.7 percent from that of the previous year. As compared to fiscal year 2013, collections from income taxes decreased by $174 million, or 6.9 percent; sales taxes increased by $59 million, or 3.1 percent; motor vehicle taxes increased $35 million, or 18.4 percent; and gross production taxes on gas and oil increased by $112 million, or 50 percent.

The assets plus deferred outflows of resources of the state exceeded its liabilities and deferred inflows of resources at fiscal year ending June 30, 2015 by $18.8 billion (presented as "net position"). Of this amount, $1.9 billion was reported as "unrestricted net position". Unrestricted net position represents the amount available to be used to meet the state’s ongoing obligations to citizens and creditors.

The state's total net position increased by $1.3 billion (a 7.6% increase) in fiscal year 2015 after a 5.8% increase during the previous fiscal year. Net position of governmental activities increased by $1.3 billion (a 8.8% increase), with $837.9 million of that attributable to a decrease in net pension liability. Net position of the business-type activities showed a decrease of $20.2 million (a 0.9% decrease).

As of the close of fiscal year 2015, the state's governmental funds reported a combined ending fund balance of $7.3 billion, an increase of $314.4 million in comparison with the prior year. Of this total amount, $3.3 billion represents nonspendable fund balance, with $76.9 million being in the General Fund. Amounts that can be spent include $1.6 billion of restricted fund balance, $2.3 billion of committed fund balance, $80.5 million of assigned fund balance, and $96.3 million of unassigned fund balance. The portion of fund balance which is available is roughly 23.0% of the total governmental expenditures for the year.

The state's total long-term debt obligations showed a net decrease of $1.1 billion (36.7%) in the governmental type activities and a net decrease of $23.4 thousand (2.9%) in the business type activities during the current fiscal year. The majority of the decrease of governmental activities debt was due to an improvement in net pension liability of $837.9 million.

The focus of the state’s governmental funds is to provide information on near-term inflows, outflows, and balances of spendable resources. Such information is useful in assessing the state’s financing requirements. In particular, unassigned fund balance may serve as a useful measure of a government’s net resources available for spending at the end of the fiscal year.

As of the end of the current fiscal year, the state’s governmental funds reported combined ending fund balances of $7.3 billion, an increase of $314.4 million from the prior year. The largest portion $3.3 billion (45.2%) of this total amount constitutes nonspendable fund balance, which includes amounts that cannot be spent because they are either not in spendable form or legally or contractually required to be maintained intact. In addition $1.6 billion (21.5%) of fund balance is classified as restricted meaning that the funds can only be used for specific purposes defined by enabling legislation or externally imposed limitations. Amounts that can only be used for specific purposes pursuant to constraints of the government’s highest level of decision-making authority are reported as committed fund balance. Committed fund balance represents $2.3 billion (30.8%) of total fund balance. Amounts that are constrained by the government’s intent to be used for specific purposes, but are neither restricted or committed are reported as assigned fund balance. Assigned fund balance represents $80.5 million (1.1%) of total fund balance. The remaining funds that are not classified in any of the other four categories represent unassigned fund balance. For the fiscal year ended June 30, 2015 the state has $96.3 million (1.3%) classified as unassigned fund balance.

The General Fund is the chief operating fund of the state. At the end of the current fiscal year, the total fund balance increased $314.1 million to $4.0 billion. As a measure of the General Fund’s liquidity, it may be useful to compare the portion of fund balance not classified as nonspendable (spendable) and total fund balance to total fund expenditures. Spendable fund balance represents 23.0% of total Governmental Fund expenditures, while total fund balance represents 42.0% of that same amount.

General obligation bonds are backed by the full faith and credit of the state, including the state’s power to levy additional taxes to ensure repayment of the debt. Accordingly, all general obligation debt currently outstanding was approved by a vote of the citizens. The general obligation bonds of the state are rated “Aa2” by Moody’s, “AA+” by Fitch Investors Service, and “AA+” by S&P. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn. There can be no assurances that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Oklahoma issuers may be unrelated to the creditworthiness of obligations issued by the State of Oklahoma, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The State of Oklahoma’s total debt decreased by $1.1 billion, or 36.7%, during the current fiscal year. Business-type activities’ debt decreased by $23.4 million. The decrease in long-term obligations for governmental activities was primarily related to improvement in net pension liability, while business-type activities decreased due to ordinary amortization of existing debt.

Factors pertaining to Guam

Each Fund may invest in Guam municipal bonds and, therefore, may be impacted by political, economic, or regulatory developments that affect issuers in Guam and their ability to pay principal and interest on their obligations. Guam is the westernmost territory of the United States of America, approximately 3,800 miles west‑southwest of Honolulu, Hawaii, 1,550 miles south-southeast of Tokyo, Japan and 1,600 miles east of Manila, Philippines. Guam’s location exposes it to typhoons, earthquakes and volcanic activity. Guam’s economy is largely dependent upon tourism and the United States’ military presence. Risk of future cut backs in the federal defense budget and/or military realignments could negatively affect Guam’s economy. The unemployment rate in Guam was 6.9% in March of 2015, which was above the national average of 5.5% during the same period but down from a fourteen year high of 14.6% in June 2013. The scheduled military buildup based upon a United States agreement with Japan to relocate a number of U.S. Marines and their dependents from Okinawa to Guam has been reduced and delayed yet is still expected to be the primary driver of Guam’s growth over the mid to long term. Tourist arrivals have grown given the favorable exchange rate for Asian visitors and the relative improvement in the overall global economy. Guam has made progress to eliminate its general fund deficit in part through the use of deficit reduction bonds but will continue to face increasing financial pressure from costs relating to pensions and other post-employment benefits for government employees.

As of March 2017, all outstanding general obligation bonds of Guam were rated BB- by S&P. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn. There can be no assurances that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Guam issuers may be unrelated to the creditworthiness of obligations issued by Guam, and there is no obligation on the part of the Territory to make payment on such local obligations in the event of default.

The above information provided is only a brief summary of the complex factors affecting the financial situation in Guam and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various agencies in Guam or contained in Official Statements for various Guam municipal obligations.

Factors pertaining to Puerto Rico

Each Fund may invest in Puerto Rico municipal bonds and, therefore, may be impacted by political, economic, or regulatory developments that affect issuers in Puerto Rico and their ability to pay principal and interest on their obligations. The island has more than $70 billion of outstanding debt, or $12,000 per capita in a territory with an unemployment rate more than double the national average (12.0% in Feb 2017 vs. US at 4.7%) and a 45% poverty rate. In February 2014, various American credit rating agencies downgraded the government's debt to non-investment grade.

Puerto Rico has been experiencing an economic depression for 12 consecutive years, starting in late 2005 after a series of deficits and the expiration of the Section 936 of the U.S. Internal Revenue Code that applied to Puerto Rico. The government has also experienced 17 consecutive government deficits since 2000, exacerbating its fragile economic situation as the government issued new debt to fund the payment for maturing debt. Puerto Rico has defaulted on many debts, including bonds, since 2015.

On June 30, 2016 President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act, or PROMESA, a law creating a federal oversight board that would negotiate the restructuring of Puerto Rico's debt. With the protection this bill gave from lawsuits, the governor of Puerto Rico, Alejandro Garcia Padilla, suspended payments due on July 1. Initially, the oversight board created under PROMESA called for Puerto Rico's governor to deliver a fiscal turnaround plan by January 28, 2017. In late January 2017, the control board extended the deadline it gave the government to February 28 to present a fiscal plan which included negotiations with creditors for restructuring debt. A moratorium on lawsuits by debtors was extended to May 31.

As of March 2017, all outstanding general obligation bonds of Puerto Rico were rated D by S&P and Caa3 by Moody’s. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn. There can be no assurances that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Puerto Rico issuers may be unrelated to the creditworthiness of obligations issued by Puerto Rico, and there is no obligation on the part of the Territory to make payment on such local obligations in the event of default. The above information provided is only a brief summary of the complex factors affecting the financial situation in Puerto Rico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been B-A-6 made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various agencies in Puerto Rico or contained in Official Statements for various municipal obligations of Puerto Rico.

Factors pertaining to the U.S. Virgin Islands

Each Fund may invest in U.S. Virgin Islands municipal bonds and, therefore, may be impacted by political, economic, or regulatory developments that affect issuers in the U.S. Virgin Islands and their ability to pay principal and interest on their obligations. The U.S. Virgin Islands are the easternmost territory of the United States of America, approximately 40 miles east of Puerto Rico in the Caribbean Sea. The Virgin Islands are made up primarily of four main islands: Saint Thomas, Saint John, Saint Croix, and Water Island. There are also several dozen smaller islands and the location of the U.S. Virgin Islands exposes them to hurricanes, earthquakes and volcanic activity. The Virgin Islands’ small, open economy, which is heavily dependent on tourism, rum production, and oil refining, is suffering under the weight of a trifecta of shocks that negatively impacted economic growth – the Jobs Act, the Great Recession, and the closure of HOVENSA’s petroleum refinery. Most notably, the Virgin Islands’ two flagship industries – tourism and oil refining which are both disproportionately affected by global economic downturns and geopolitical factors – were heavily impacted, resulting in business closures and significant job losses. The impact of the recession and the HOVENSA refinery shut-down created economic and financial contractions so severe and unprecedented from which the Virgin Islands is yet to emerge.

The U.S. Virgin Islands is facing a financial crisis due to a very high debt level of $2 billion, or $19,000 per capita, and a structural budget deficit of $110 million. The government introduced a “sin tax” bill that would introduce or increase taxes on rum, beer, tobacco products and sugary drinks, as well as internet purchases and timeshare unit owners. Governor Kenneth Mapp issued an order that restricted the use of government-owned vehicles, put a freeze on non-essential hiring, suspended wage negotiations, and froze non-essential travel paid for by the Government of the Virgin Islands. He also suspended negotiated wage increases, including those ordered by the U.S. Appeals Court. The unemployment rate in the U.S. Virgin Islands was 10.5% in February 2017, which was above the national average of 4.7% during the same period.

The above information provided is only a brief summary of the complex factors affecting the financial situation in the U.S. Virgin Islands and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various agencies in the U.S. Virgin Islands or contained in Official Statements for various municipal obligations of the U.S. Virgin Islands.

{Logo}	November 30, 2016

INTEGRITY MANAGED PORTFOLIOS

KANSAS MUNICIPAL FUND (TICKER: KSMUX)
MAINE MUNICIPAL FUND (TICKER: MEMUX)
NEBRASKA MUNICIPAL FUND (TICKER: NEMUX)
NEW HAMPSHIRE MUNICIPAL FUND (TICKER: NHMUX)
OKLAHOMA MUNICIPAL FUND (TICKER: OKMUX)

PROSPECTUS

This prospectus is intended to provide important information to help you evaluate whether one of the Integrity Managed Portfolios listed above may be right for you. Please read it carefully before investing and keep it for future reference. To learn more about how the Integrity Managed Portfolios can help you achieve your financial goals, call Integrity Funds Distributor, LLC at 800-276-1262.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

KANSAS MUNICIPAL FUND—FUND SUMMARY	1

MAINE MUNICIPAL FUND—FUND SUMMARY	7

NEBRASKA MUNICIPAL FUND—FUND SUMMARY	13

NEW HAMPSHIRE MUNICIPAL FUND–FUND SUMMARY	19

OKLAHOMA MUNICIPAL FUND—FUND SUMMARY	25

INVESTMENT OBJECTIVES	31

IMPLEMENTATION OF INVESTMENT OBJECTIVES	31
Principal Investment Strategies	31
How Investments are Selected	32
Temporary Defensive Positions	32
Portfolio Turnover	32
Investment Limitations	32

RISKS	33
Principal Risk Factors	33
Hedging Strategies	35

PORTFOLIO HOLDINGS	36

MANAGEMENT AND ORGANIZATION	36
Investment Adviser	36
Portfolio Managers	37

SHAREHOLDER INFORMATION	38
Pricing of Fund Shares	38
Purchase of Fund Shares	39
Important Information about Purchases	40
Redemption of Fund Shares	42
Dividends and Distributions	43
Frequent Purchases and Redemptions of Fund Shares	43
Tax Consequences	45
Cost Basis Method	47

DISTRIBUTION ARRANGEMENTS	47
Sales Loads and Rule 12b-1 Fees	47
Rule 12b-1 Fees	49

CERTAIN FEES PAID TO FINANCIAL INTERMEDIARIES	49

SHAREHOLDER INQUIRIES AND MAILINGS	50

FINANCIAL HIGHLIGHTS	50
Kansas Municipal Fund	51
Maine Municipal Fund	52
Nebraska Municipal Fund	53
New Hampshire Municipal Fund	54
Oklahoma Municipal Fund	55

APPENDIX—ADDITIONAL STATE AND U.S. TERRITORY AND POSSESSION INFORMATION	56

KANSAS MUNICIPAL FUND—FUND SUMMARY

Investment Objectives

The Fund seeks to provide its shareholders with as high a level of current income that is exempt from both federal income tax and Kansas income tax as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “Distribution Arrangements—Sales Loads and Rule 12b-1 Fees” on page 47 of the Fund’s prospectus and “Purchase, Redemption, and Pricing of Shares” on page B-36 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds for purchases of $500,000 or more)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.43%
Total Annual Fund Operating Expenses	1.18%
Fee Waivers and Expense Reimbursements(1)	(0.20)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.98%

(1)

The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses from November 30, 2016 through November 29, 2017 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary or non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2017 with the approval of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the contractual expense limitation agreement currently in place is not renewed beyond November 29, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$348	$602	$882	$1,713

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.10% of the average value of its portfolio.

Principal Investment Strategies

The Fund purchases Kansas municipal bonds that, at the time of purchase, are either rated investment grade (BBB- or higher) by at least one independent ratings agency, or, if non-rated, have been judged by the Fund’s investment adviser to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund’s portfolio is between 5 and 25 years.

To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and Kansas personal income taxes (excluding alternative minimum tax (“AMT”)). The Fund may invest up to 100% of its assets in municipal securities that pay interest subject to the AMT. Municipal securities generally include debt obligations issued by the state of Kansas and its political subdivisions, municipalities, agencies and authorities, and debt obligations issued by U.S. territories and possessions.

State and local governments, their agencies and authorities issue municipal securities to borrow money for various public and private projects. Municipal securities pay a fixed, floating, or variable rate of interest and require the amount borrowed (principal) to be repaid at maturity.

The Fund may invest up to 15% of its total assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), the interest on which is exempt from federal income taxes.

The Fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond’s investment potential, the Fund’s investment adviser considers the bond’s yield, price, credit quality, and future prospects. The Fund’s investment adviser will consider selling a municipal bond with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

General risk. There is no assurance that the Fund will meet its investment objective. The Fund’s share price, and the value of your investment, may change. When the value of the Fund’s investments goes down, so does its share price. Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund.

Non-diversification risk. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers; therefore its investment return is more likely to be impacted by changes in the market value and returns of any one issuer.

Municipal volatility risk. The municipal market can be significantly affected by a number of factors, including adverse tax, legislative or political changes, changes in interest rates, general economic and market conditions, and the financial condition of the issuers of municipal securities.

Municipal securities and single state risks. The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Because the Fund invests primarily in the municipal securities of Kansas, it is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer or issuers of the Kansas municipal securities in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. To the extent it invests a significant portion of its assets in the municipal securities of U.S. territories and possessions, the Fund will also be more sensitive to risks specific to such U.S. territories and possessions. In recent years, certain municipal bond issuers in Puerto Rico have been experiencing financial difficulties and rating agency downgrades.

Interest rate risk. Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. Risks associated with rising rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for securities. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Income risk. The income from the Fund’s portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market rates that are below the portfolio’s current earnings rate.

Liquidity risk. Liquidity risk is the risk that the Fund may not be able to sell a holding in a timely manner at a desired price. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in securities. The secondary market for certain municipal securities tends to be less developed and liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such municipal securities at attractive prices. Moreover, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of securities to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the securities’ prices and hurt performance.

Maturity risk. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

Credit risk. Credit risk is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect its value. Securities supported by insurance or other credit enhancements also have the credit risk of the entity providing the insurance or other credit support. Changes in the credit quality of the insurer or other credit provider could affect the value of the security and the Fund’s share price. Not all securities are rated. In the event that rating agencies assign different ratings to the same security, the Fund’s investment adviser may rely on the higher rating. Credit risks associated with certain particular classifications of municipal securities include:

General Obligation Bonds—Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

Revenue Bonds—Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds—Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

Municipal insurance risk. The Fund’s investments may include investments in insured municipal securities. Municipal security insurance does not guarantee the value of either individual municipal securities or of shares of the Fund. In addition, a municipal security insurance policy generally will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity. Downgrades and withdrawal of ratings from insurers of municipal securities have substantially limited the availability of insurance sought by issuers of municipal securities thereby reducing the supply of insured municipal securities. Because of the consolidation among insurers of municipal securities, to the extent that the Fund invests in insured municipal securities, it is subject to the risk that credit risk may be concentrated among fewer insurers and the risk that events involving one or more insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Call risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Extension risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Portfolio strategy risk. The investment adviser’s skill in choosing appropriate investments for the Fund will determine in part the Fund’s ability to achieve its investment objective.

Inflation risk. There is a possibility that the rising prices of goods and services may have the effect of offsetting the Fund’s real return. This is likely to have a greater impact on the returns of bond funds and money market funds, which historically have had more modest returns in comparison to equity funds. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Tax risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Moreover, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the AMT. In addition, proposals have been made to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of these proposals would apply to interest on municipal securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund’s portfolio would be adversely affected.

Municipal sector risk. The Fund may invest more than 25% of its total assets in municipal securities that finance, or pay interest from the revenues of, similar projects that tend to be impacted the same or similar ways by economic, business or political developments, which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of health care revenue bonds. The Fund may invest in health care revenue bonds. The health care sector is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care sector is payments from the Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the sector, such as general economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In addition, various factors may adversely affect health care facility operations, including adoption of national, state and/or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers and governmental agencies to reduce the costs of health care insurance and health care services.

Risks of electric utility revenue bonds. The Fund may invest in electric utility revenue bonds. The electric utilities industry has been experiencing increased competitive pressures. Additional risks associated with electric utility revenue bonds include: (a) the availability and costs of fuel; (b) the availability and costs of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases; and (f) opposition to nuclear power.

Risks of gas utility revenue bonds. The Fund may invest in gas utility revenue bonds. Gas utilities are subject to the risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas company enters into long-term contracts for the purchase or sale of gas at fixed prices, since such prices may change significantly and to the disadvantage of the gas utility in the open market. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

Risks of water and sewer revenue bonds. The Fund may invest in water and sewer revenue bonds. Issuers of water and sewer bonds face public resistance to rate increases, costly environmental litigation and Federal environmental mandates. In addition, the lack of water supply due to insufficient rain, run-off, or snow pack may be a concern.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The bar chart below shows the variability of the Fund’s performance from year to year. The table below shows the Fund’s average annual returns for 1, 5 and 10 years, and since inception, and how they compare over the time periods indicated with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

The bar chart and highest/lowest quarterly returns below do not reflect the Fund’s sales charges, and if these charges were reflected, the returns would be less than those shown.

Annual Total Returns (as of 12/31 each year)(1)

2006	3.92%
2007	3.49%
2008	-2.38%
2009	10.67%
2010	0.43%
2011	9.76%
2012	4.63%
2013	-1.87%
2014	6.71%
2015	2.77%

(1)The year-to-date return on net asset value as of September 30, 2016 was 2.76%

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.10% (quarter ended September 30, 2009), and the lowest return for a quarter was -3.97% (quarter ended December 31, 2010).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2015)

	1 Year	5 Years	10 Years	Since Inception November 15, 1990

Return Before Taxes	0.20%	3.80%	3.47%	4.19%

Return After Taxes on Distributions	0.20%	3.80%	3.47%	4.17%

Return After Taxes on Distributions and Sale of Fund Shares	0.81%	3.65%	3.44%	4.22%

Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	3.30%	5.34%	4.71%	5.95%

Management

Investment Adviser

Viking Fund Management, LLC is the Fund’s investment adviser.

Portfolio Managers

Name	Length of Service to Fund	Title
Monte Avery	Since January 1996	Senior Portfolio Manager
Josh Larson	Since November 2014	Portfolio Manager
Shannon D. Radke	Since November 2010	Senior Portfolio Manager; President, Viking Fund Management, LLC

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. You may contact the Fund’s transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

Distributions of the Fund’s net interest income from tax-exempt securities are generally expected to be exempt from regular federal income tax; however, distributions derived from interest paid on certain “private activity bonds” may be subject to the federal AMT. In addition, a portion of the Fund’s distributions may be taxable as ordinary income or capital gains. The Fund’s distributions may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MAINE MUNICIPAL FUND—FUND SUMMARY

Investment Objectives

The Fund seeks a high level of current income exempt from both federal income tax and Maine state income tax (other than the alternative minimum tax (“AMT”)) without assuming undue risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “Distribution Arrangements—Sales Loads and Rule 12b-1 Fees” on page 47 of the Fund’s prospectus and “Purchase, Redemption, and Pricing of Shares” on page B-36 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds for purchases of $500,000 or more)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.54%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	1.30%
Fee Waivers and Expense Reimbursements(2)	(0.31)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.99%

(1)

The Total Annual Fund Operating Expenses may not correlate with the ratio of expenses to average net assets in the Fund’s financial highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

(2)

The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses from November 30, 2016 through November 29, 2017 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary or non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2017 with the approval of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the contractual expense limitation agreement currently in place is not renewed beyond November 29, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$349	$629	$937	$1,853

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1.88% of the average value of its portfolio.

Principal Investment Strategies

The Fund purchases Maine municipal bonds that, at the time of purchase, are either rated investment grade (BBB- or higher) by at least one independent ratings agency or, if non-rated, have been judged by the Fund’s investment adviser to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund’s portfolio is between 5 and 25 years.

To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and Maine personal income taxes (excluding AMT). The Fund may invest up to 100% of its assets in municipal securities that pay interest subject to the AMT. Municipal securities generally include debt obligations issued by the state of Maine and its political subdivisions, municipalities, agencies and authorities, and debt obligations issued by U.S. territories and possessions.

State and local governments, their agencies and authorities issue municipal securities to borrow money for various public and private projects. Municipal securities pay a fixed, floating, or variable rate of interest and require the amount borrowed (principal) to be repaid at maturity.

The Fund may invest up to 30% of its total assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), the interest on which is exempt from federal income taxes.

The Fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond’s investment potential, the Fund’s investment adviser considers the bond’s yield, price, credit quality, and future prospects. The Fund’s investment adviser will consider selling a municipal bond with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

General risk. There is no assurance that the Fund will meet its investment objective. The Fund’s share price, and the value of your investment, may change. When the value of the Fund’s investments goes down, so does its share price. Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund.

Non-diversification risk. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers; therefore its investment return is more likely to be impacted by changes in the market value and returns of any one issuer.

Municipal volatility risk. The municipal market can be significantly affected by a number of factors, including adverse tax, legislative or political changes, changes in interest rates, general economic and market conditions, and the financial condition of the issuers of municipal securities.

Municipal securities and single state risks. The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Because the Fund invests primarily in the municipal securities of Maine, it is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer or issuers of the Maine municipal securities in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. To the extent it invests a significant portion of its assets in the municipal securities of U.S. territories and possessions, the Fund will also be more sensitive to risks specific to such U.S. territories and possessions. In recent years, certain municipal bond issuers in Puerto Rico have been experiencing financial difficulties and rating agency downgrades.

Interest rate risk. Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. Risks associated with rising rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for securities. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Income risk. The income from the Fund’s portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market rates that are below the portfolio’s current earnings rate.

Liquidity risk. Liquidity risk is the risk that the Fund may not be able to sell a holding in a timely manner at a desired price. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in securities. The secondary market for certain municipal securities tends to be less developed and liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such municipal securities at attractive prices. Moreover, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of securities to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the securities’ prices and hurt performance.

Maturity risk. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

Credit risk. Credit risk is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect its value. Securities supported by insurance or other credit enhancements also have the credit risk of the entity providing the insurance or other credit support. Changes in the credit quality of the insurer or other credit provider could affect the value of the security and the Fund’s share price. Not all securities are rated. In the event that rating agencies assign different ratings to the same security, the Fund’s investment adviser may rely on the higher rating. Credit risks associated with certain particular classifications of municipal securities include:

General Obligation Bonds—Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

Revenue Bonds—Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds—Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

Municipal insurance risk. The Fund’s investments may include investments in insured municipal securities. Municipal security insurance does not guarantee the value of either individual municipal securities or of shares of the Fund. In addition, a municipal security insurance policy generally will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity. Downgrades and withdrawal of ratings from insurers of municipal securities have substantially limited the availability of insurance sought by issuers of municipal securities thereby reducing the supply of insured municipal securities. Because of the consolidation among insurers of municipal securities, to the extent that the Fund invests in insured municipal securities, it is subject to the risk that credit risk may be concentrated among fewer insurers and the risk that events involving one or more insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Call risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Extension risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Portfolio strategy risk. The investment adviser’s skill in choosing appropriate investments for the Fund will determine in part the Fund’s ability to achieve its investment objective.

Inflation risk. There is a possibility that the rising prices of goods and services may have the effect of offsetting the Fund’s real return. This is likely to have a greater impact on the returns of bond funds and money market funds, which historically have had more modest returns in comparison to equity funds. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Tax risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Moreover, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the AMT. In addition, proposals have been made to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of these proposals would apply to interest on municipal securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund’s portfolio would be adversely affected.

Municipal sector risk. The Fund may invest more than 25% of its total assets in municipal securities that finance, or pay interest from the revenues of, similar projects that tend to be impacted the same or similar ways by economic, business or political developments, which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of transportation revenue bonds. The Fund may invest in transportation revenue bonds. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as does the presence of alternate forms of transportation, such as public transportation.

Risks of health care revenue bonds. The Fund may invest in health care revenue bonds. The health care sector is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care sector is payments from the Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the sector, such as general economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In addition, various factors may adversely affect health care facility operations, including adoption of national, state and/or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers and governmental agencies to reduce the costs of health care insurance and health care services.

Risks of educational revenue bonds. The Fund may invest in educational revenue bonds. These include municipal securities that are obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. Litigation or legislation pertaining to ad valorem taxes may affect sources of funds available for the payment of school bonds. College and university obligations may be affected by the possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government or legislation or regulations which may adversely affect the revenues or costs of such issuers. In addition, student loan revenue bonds, which are generally offered by state (or substate) authorities or commissions and backed by pools of student loans, may be affected by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, student repayment deferral periods of forbearance, potential changes in federal legislation, and state guarantee agency reimbursement.

Risks of housing revenue bonds. The Fund may invest in housing revenue bonds. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The bar chart below shows the variability of the Fund’s performance from year to year. The table below shows the Fund’s average annual returns for 1, 5 and 10 years, and since inception, and how they compare over the time periods indicated with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

The bar chart and highest/lowest quarterly returns below do not reflect the Fund’s sales charges, and if these charges were reflected, the returns would be less than those shown.

Annual Total Returns (as of 12/31 each year)(1)

2006	6.01%
2007	3.68%
2008	1.31%
2009	7.15%
2010	-0.30%
2011	10.52%
2012	4.58%
2013	-2.27%
2014	6.00%
2015	2.74%

(1)The year-to-date return on net asset value as of September 30, 2016 was 2.58%.

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.22% (quarter ended September 30, 2009), and the lowest return for a quarter was -4.95% (quarter ended December 31, 2010).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2015)

	1 Year	5 Years	10 Years	Since Inception December 5, 1991

Return Before Taxes	0.21%	3.69%	3.61%	4.40%

Return After Taxes on Distributions	0.19%	3.69%	3.61%	4.36%

Return After Taxes on Distributions and Sale of Fund Shares	0.73%	3.51%	3.51%	4.31%

Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	3.30%	5.34%	4.71%	5.75%

Management

Investment Adviser

Viking Fund Management, LLC is the Fund’s investment adviser.

Portfolio Managers

Name	Length of Service to Fund	Title
Monte Avery	Since December 2003	Senior Portfolio Manager
Josh Larson	Since November 2014	Portfolio Manager
Shannon D. Radke	Since November 2010	Senior Portfolio Manager; President, Viking Fund Management, LLC

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. You may contact the Fund’s transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

Distributions of the Fund’s net interest income from tax-exempt securities are generally expected to be exempt from regular federal income tax; however, distributions derived from interest paid on certain “private activity bonds” may be subject to the federal AMT. In addition, a portion of the Fund’s distributions may be taxable as ordinary income or capital gains. The Fund’s distributions may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

NEBRASKA MUNICIPAL FUND—FUND SUMMARY

Investment Objectives

The Fund seeks to provide its shareholders with as high a level of current income exempt from both federal income tax and Nebraska income tax as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “Distribution Arrangements—Sales Loads and Rule 12b-1 Fees” on page 47 of the Fund’s prospectus and “Purchase, Redemption, and Pricing of Shares” on page B-36 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds for purchases of $500,000 or more)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.45%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	1.21%
Fee Waivers and Expense Reimbursements(2)	(0.22)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.99%

(1)

The Total Annual Fund Operating Expenses may not correlate with the ratio of expenses to average net assets in the Fund’s financial highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

(2)

The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses from November 30, 2016 through November 29, 2017 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary or non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2017 with the approval of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the contractual expense limitation agreement currently in place is not renewed beyond November 29, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$349	$609	$896	$1,749

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7.47% of the average value of its portfolio.

Principal Investment Strategies

The Fund purchases Nebraska municipal bonds that, at the time of purchase, are either rated investment grade (BBB- or higher) by at least one independent ratings agency or, if non-rated, have been judged by the Fund’s investment adviser to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund’s portfolio is between 5 and 25 years.

To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and Nebraska personal income taxes (excluding alternative minimum tax (“AMT”)). The Fund may invest up to 100% of its assets in municipal securities that pay interest subject to the AMT. Municipal securities generally include debt obligations issued by the state of Nebraska and its political subdivisions, municipalities, agencies and authorities, and debt obligations issued by U.S. territories and possessions.

State and local governments, their agencies and authorities issue municipal securities to borrow money for various public and private projects. Municipal securities pay a fixed, floating, or variable rate of interest and require the amount borrowed (principal) to be repaid at maturity.

The Fund may invest up to 15% of its total assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), the interest on which is exempt from federal income taxes.

The Fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond’s investment potential, the Fund’s investment adviser considers the bond’s yield, price, credit quality, and future prospects. The Fund’s investment adviser will consider selling a municipal bond with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

General risk. There is no assurance that the Fund will meet its investment objective. The Fund’s share price, and the value of your investment, may change. When the value of the Fund’s investments goes down, so does its share price. Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund.

Non-diversification risk. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers; therefore its investment return is more likely to be impacted by changes in the market value and returns of any one issuer.

Municipal volatility risk. The municipal market can be significantly affected by a number of factors, including adverse tax, legislative or political changes, changes in interest rates, general economic and market conditions, and the financial condition of the issuers of municipal securities.

Municipal securities and single state risks. The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Because the Fund invests primarily in the municipal securities of Nebraska, it is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer or issuers of the Nebraska municipal securities in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. To the extent it invests a significant portion of its assets in the municipal securities of U.S. territories and possessions, the Fund will also be more sensitive to risks specific to such U.S. territories and possessions. In recent years, certain municipal bond issuers in Puerto Rico have been experiencing financial difficulties and rating agency downgrades.

Interest rate risk. Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. Risks associated with rising rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for securities. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Income risk. The income from the Fund’s portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market rates that are below the portfolio’s current earnings rate.

Liquidity risk. Liquidity risk is the risk that the Fund may not be able to sell a holding in a timely manner at a desired price. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in securities. The secondary market for certain municipal securities tends to be less developed and liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such municipal securities at attractive prices. Moreover, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of securities to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the securities’ prices and hurt performance.

Maturity risk. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

Credit risk. Credit risk is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect its value. Securities supported by insurance or other credit enhancements also have the credit risk of the entity providing the insurance or other credit support. Changes in the credit quality of the insurer or other credit provider could affect the value of the security and the Fund’s share price. Not all securities are rated. In the event that rating agencies assign different ratings to the same security, the Fund’s investment adviser may rely on the higher rating. Credit risks associated with certain particular classifications of municipal securities include:

General Obligation Bonds—Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

Revenue Bonds—Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds—Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

Municipal insurance risk. The Fund’s investments may include investments in insured municipal securities. Municipal security insurance does not guarantee the value of either individual municipal securities or of shares of the Fund. In addition, a municipal security insurance policy generally will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity. Downgrades and withdrawal of ratings from insurers of municipal securities have substantially limited the availability of insurance sought by issuers of municipal securities thereby reducing the supply of insured municipal securities. Because of the consolidation among insurers of municipal securities, to the extent that the Fund invests in insured municipal securities, it is subject to the risk that credit risk may be concentrated among fewer insurers and the risk that events involving one or more insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Call risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Extension risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Portfolio strategy risk. The investment adviser’s skill in choosing appropriate investments for the Fund will determine in part the Fund’s ability to achieve its investment objective.

Inflation risk. There is a possibility that the rising prices of goods and services may have the effect of offsetting the Fund’s real return. This is likely to have a greater impact on the returns of bond funds and money market funds, which historically have had more modest returns in comparison to equity funds. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Tax risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Moreover, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the AMT. In addition, proposals have been made to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of these proposals would apply to interest on municipal securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund’s portfolio would be adversely affected.

Municipal sector risk. The Fund may invest more than 25% of its total assets in municipal securities that finance, or pay interest from the revenues of, similar projects that tend to be impacted the same or similar ways by economic, business or political developments, which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of educational revenue bonds. The Fund may invest in educational revenue bonds. These include municipal securities that are obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. Litigation or legislation pertaining to ad valorem taxes may affect sources of funds available for the payment of school bonds. College and university obligations may be affected by the possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government or legislation or regulations which may adversely affect the revenues or costs of such issuers. In addition, student loan revenue bonds, which are generally offered by state (or substate) authorities or commissions and backed by pools of student loans, may be affected by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, student repayment deferral periods of forbearance, potential changes in federal legislation, and state guarantee agency reimbursement.

Risks of electric utility revenue bonds. The Fund may invest in electric utility revenue bonds. The electric utilities industry has been experiencing increased competitive pressures. Additional risks associated with electric utility revenue bonds include: (a) the availability and costs of fuel; (b) the availability and costs of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases; and (f) opposition to nuclear power.

Risks of water and sewer revenue bonds. The Fund may invest in water and sewer revenue bonds. Issuers of water and sewer bonds face public resistance to rate increases, costly environmental litigation and Federal environmental mandates. In addition, the lack of water supply due to insufficient rain, run-off, or snow pack may be a concern.

Risks of health care revenue bonds. The Fund may invest in health care revenue bonds. The health care sector is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care sector is payments from the Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the sector, such as general economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In addition, various factors may adversely affect health care facility operations, including adoption of national, state and/or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers and governmental agencies to reduce the costs of health care insurance and health care services.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The bar chart below shows the variability of the Fund’s performance from year to year. The table below shows the Fund’s average annual returns for 1, 5 and 10 years, and since inception, and how they compare over the time periods indicated with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

The bar chart and highest/lowest quarterly returns below do not reflect the Fund’s sales charges, and if these charges were reflected, the returns would be less than those shown.

Annual Total Returns (as of 12/31 each year)(1)

2006	5.55%
2007	3.27%
2008	-2.41%
2009	9.51%
2010	0.71%
2011	9.77%
2012	4.97%
2013	-3.32%
2014	8.48%
2015	3.03%

(1)The year-to-date return on net asset value as of September 30, 2016 was 3.05%.

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.04% (quarter ended September 30, 2009), and the lowest return for a quarter was -4.00% (quarter ended December 31, 2010).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2015)

	1 Year	5 Years	10 Years	Since Inception November 17, 1993

Return Before Taxes	0.45%	3.95%	3.59%	3.70%

Return After Taxes on Distributions	0.45%	3.95%	3.59%	3.70%

Return After Taxes on Distributions and Sale of Fund Shares	0.97%	3.74%	3.53%	3.75%

Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	3.30%	5.34%	4.71%	5.29%

Management

Investment Adviser

Viking Fund Management, LLC is the Fund’s investment adviser.

Portfolio Managers

Name	Length of Service to Fund	Title
Monte Avery	Since January 1996	Senior Portfolio Manager
Josh Larson	Since November 2014	Portfolio Manager
Shannon D. Radke	Since November 2010	Senior Portfolio Manager; President, Viking Fund Management, LLC

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. You may contact the Fund’s transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

Distributions of the Fund’s net interest income from tax-exempt securities are generally expected to be exempt from regular federal income tax; however, distributions derived from interest paid on certain “private activity bonds” may be subject to the federal AMT. In addition, a portion of the Fund’s distributions may be taxable as ordinary income or capital gains. The Fund’s distributions may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

NEW HAMPSHIRE MUNICIPAL FUND—FUND SUMMARY

Investment Objectives

The Fund seeks a high level of current income exempt from both federal income tax (other than the alternative minimum tax (“AMT”)) and New Hampshire state interest and dividend tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “Distribution Arrangements—Sales Loads and Rule 12b-1 Fees” on page 47 of the Fund’s prospectus and “Purchase, Redemption, and Pricing of Shares” on page B-36 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds for purchases of $500,000 or more)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.92%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	1.68%
Fee Waivers and Expense Reimbursements(2)	(0.69)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.99%

(1)

The Total Annual Fund Operating Expenses may not correlate with the ratio of expenses to average net assets in the Fund’s financial highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

(2)

The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses from November 30, 2016 through November 29, 2017 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary or non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2017 with the approval of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the contractual expense limitation agreement currently in place is not renewed beyond November 29, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$349	$710	$1,109	$2,293

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.42% of the average value of its portfolio.

Principal Investment Strategies

The Fund purchases New Hampshire municipal bonds that, at the time of purchase, are either rated investment grade (BBB- or higher) by at least one independent ratings agency or, if non-rated, have been judged by the Fund’s investment adviser to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund’s portfolio is between 5 and 25 years.

To pursue its objective, the Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and New Hampshire state interest and dividend taxes (excluding AMT). The Fund may invest up to 100% of its assets in municipal securities that pay interest subject to the AMT. Municipal securities generally include debt obligations issued by the state of New Hampshire and its political subdivisions, municipalities, agencies and authorities, and debt obligations issued by U.S. territories and possessions.

State and local governments, their agencies and authorities issue municipal securities to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest and require the amount borrowed (principal) to be repaid at maturity.

The Fund may invest up to 30% of its total assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), the interest on which is exempt from federal income taxes.

The Fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond’s investment potential, the Fund’s investment adviser considers the bond’s yield, price, credit quality, and future prospects. The Fund’s investment adviser will consider selling a municipal bond with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

General risk. There is no assurance that the Fund will meet its investment objective. The Fund’s share price, and the value of your investment, may change. When the value of the Fund’s investments goes down, so does its share price. Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund.

Non-diversification risk. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers; therefore its investment return is more likely to be impacted by changes in the market value and returns of any one issuer.

Municipal volatility risk. The municipal market can be significantly affected by a number of factors, including adverse tax, legislative or political changes, changes in interest rates, general economic and market conditions, and the financial condition of the issuers of municipal securities.

Municipal securities and single state risks. The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Because the Fund invests primarily in the municipal securities of New Hampshire, it is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer or issuers of the New Hampshire municipal securities in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. To the extent it invests a significant portion of its assets in the municipal securities of U.S. territories and possessions, the Fund will also be more sensitive to risks specific to such U.S. territories and possessions. In recent years, certain municipal bond issuers in Puerto Rico have been experiencing financial difficulties and rating agency downgrades.

Interest rate risk. Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. Risks associated with rising rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for securities. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Income risk. The income from the Fund’s portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market rates that are below the portfolio’s current earnings rate.

Liquidity risk. Liquidity risk is the risk that the Fund may not be able to sell a holding in a timely manner at a desired price. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in securities. The secondary market for certain municipal securities tends to be less developed and liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such municipal securities at attractive prices. Moreover, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of securities to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the securities’ prices and hurt performance.

Maturity risk. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

Credit risk. Credit risk is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect its value. Securities supported by insurance or other credit enhancements also have the credit risk of the entity providing the insurance or other credit support. Changes in the credit quality of the insurer or other credit provider could affect the value of the security and the Fund’s share price. Not all securities are rated. In the event that rating agencies assign different ratings to the same security, the Fund’s investment adviser may rely on the higher rating. Credit risks associated with certain particular classifications of municipal securities include:

General Obligation Bonds—Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

Revenue Bonds—Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds—Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

Municipal insurance risk. The Fund’s investments may include investments in insured municipal securities. Municipal security insurance does not guarantee the value of either individual municipal securities or of shares of the Fund. In addition, a municipal security insurance policy generally will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity. Downgrades and withdrawal of ratings from insurers of municipal securities have substantially limited the availability of insurance sought by issuers of municipal securities thereby reducing the supply of insured municipal securities. Because of the consolidation among insurers of municipal securities, to the extent that the Fund invests in insured municipal securities, it is subject to the risk that credit risk may be concentrated among fewer insurers and the risk that events involving one or more insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Call risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Extension risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Portfolio strategy risk. The investment adviser’s skill in choosing appropriate investments for the Fund will determine in part the Fund’s ability to achieve its investment objective.

Inflation risk. There is a possibility that the rising prices of goods and services may have the effect of offsetting the Fund’s real return. This is likely to have a greater impact on the returns of bond funds and money market funds, which historically have had more modest returns in comparison to equity funds. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Tax risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Moreover, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the AMT. In addition, proposals have been made to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of these proposals would apply to interest on municipal securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund’s portfolio would be adversely affected.

Municipal sector risk. The Fund may invest more than 25% of its total assets in municipal securities that finance, or pay interest from the revenues of, similar projects that tend to be impacted the same or similar ways by economic, business or political developments, which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of health care revenue bonds. The Fund may invest in health care revenue bonds. The health care sector is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care sector is payments from the Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the sector, such as general economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In addition, various factors may adversely affect health care facility operations, including adoption of national, state and/or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers and governmental agencies to reduce the costs of health care insurance and health care services.

Risks of housing revenue bonds. The Fund may invest in housing revenue bonds. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Risks of educational revenue bonds. The Fund may invest in educational revenue bonds. These include municipal securities that are obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. Litigation or legislation pertaining to ad valorem taxes may affect sources of funds available for the payment of school bonds. College and university obligations may be affected by the possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government or legislation or regulations which may adversely affect the revenues or costs of such issuers. In addition, student loan revenue bonds, which are generally offered by state (or substate) authorities or commissions and backed by pools of student loans, may be affected by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, student repayment deferral periods of forbearance, potential changes in federal legislation, and state guarantee agency reimbursement.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The bar chart below shows the variability of the Fund’s performance from year to year. The table below shows the Fund’s average annual returns for 1, 5 and 10 years, and since inception, and how they compare over the time periods indicated with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

The bar chart and highest/lowest quarterly returns below do not reflect the Fund’s sales charges, and if these charges were reflected, the returns would be less than those shown.

Annual Total Returns (as of 12/31 each year)(1)

2006	5.33%
2007	3.67%
2008	0.30%
2009	7.77%
2010	1.24%
2011	8.08%
2012	3.81%
2013	-1.95%
2014	5.65%
2015	2.68%

(1)The year-to-date return on net asset value as of September 30, 2016 was 2.50%.

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.34% (quarter ended September 30, 2009), and the lowest return for a quarter was -3.10% (quarter ended December 31, 2010).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2015)

	1 Year	5 Years	10 Years	Since Inception December 31, 1992

Return Before Taxes	0.09%	3.07%	3.35%	4.03%

Return After Taxes on Distributions	0.09%	3.07%	3.35%	4.00%

Return After Taxes on Distributions and Sale of Fund Shares	0.58%	2.99%	3.25%	3.96%

Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	3.30%	5.34%	4.71%	5.54%

Management

Investment Adviser

Viking Fund Management, LLC is the Fund’s investment adviser.

Portfolio Managers

Name	Length of Service to Fund	Title
Monte Avery	Since December 2003	Senior Portfolio Manager
Josh Larson	Since November 2014	Portfolio Manager
Shannon D. Radke	Since November 2010	Senior Portfolio Manager; President, Viking Fund Management, LLC

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. You may contact the Fund’s transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

Distributions of the Fund’s net interest income from tax-exempt securities are generally expected to be exempt from regular federal income tax; however, distributions derived from interest paid on certain “private activity bonds” may be subject to the federal AMT. In addition, a portion of the Fund’s distributions may be taxable as ordinary income or capital gains. The Fund’s distributions may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

OKLAHOMA MUNICIPAL FUND—FUND SUMMARY

Investment Objectives

The Fund seeks to provide its shareholders with as high a level of current income exempt from both federal income tax and Oklahoma income tax as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “Distribution Arrangements—Sales Loads and Rule 12b-1 Fees” on page 47 of the Fund’s prospectus and “Purchase, Redemption, and Pricing of Shares” on page B-36 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds for purchases of $500,000 or more)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.44%
Total Annual Fund Operating Expenses	1.19%
Fee Waivers and Expense Reimbursements(1)	(0.21)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.98%

(1)

The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses from November 30, 2016 through November 29, 2017 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary or non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2017 with the approval of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the contractual expense limitation agreement currently in place is not renewed beyond November 29, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$348	$604	$886	$1,725

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10.58% of the average value of its portfolio.

Principal Investment Strategies

The Fund purchases Oklahoma municipal bonds that, at the time of purchase, are either rated investment grade (BBB- or higher) by at least one independent ratings agency or, if non-rated, have been judged by the Fund’s investment adviser to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund’s portfolio is between 5 and 25 years.

To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and Oklahoma personal income taxes (excluding alternative minimum tax (“AMT”)). The Fund may invest up to 100% of its assets in municipal securities that pay interest subject to the AMT. Municipal securities generally include debt obligations issued by the state of Oklahoma and its political subdivisions, municipalities, agencies and authorities, and debt obligations issued by U.S. territories and possessions.

State and local governments, their agencies and authorities issue municipal securities to borrow money for various public and private projects. Municipal securities pay a fixed, floating, or variable rate of interest and require the amount borrowed (principal) to be repaid at maturity.

The Fund may invest up to 30% of its total assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), the interest on which is exempt from federal income taxes.

The Fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond’s investment potential, the Fund’s investment adviser considers the bond’s yield, price, credit quality, and future prospects. The Fund’s investment adviser will consider selling a municipal bond with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

General risk. There is no assurance that the Fund will meet its investment objective. The Fund’s share price, and the value of your investment, may change. When the value of the Fund’s investments goes down, so does its share price. Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund.

Non-diversification risk. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers; therefore its investment return is more likely to be impacted by changes in the market value and returns of any one issuer.

Municipal volatility risk. The municipal market can be significantly affected by a number of factors, including adverse tax, legislative or political changes, changes in interest rates, general economic and market conditions, and the financial condition of the issuers of municipal securities.

Municipal securities and single state risks. The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Because the Fund invests primarily in the municipal securities of Oklahoma, it is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer or issuers of the Oklahoma municipal securities in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. To the extent it invests a significant portion of its assets in the municipal securities of U.S. territories and possessions, the Fund will also be more sensitive to risks specific to such U.S. territories and possessions. In recent years, certain municipal bond issuers in Puerto Rico have been experiencing financial difficulties and rating agency downgrades.

Interest rate risk. Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. Risks associated with rising rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for securities. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Income risk. The income from the Fund’s portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market rates that are below the portfolio’s current earnings rate.

Liquidity risk. Liquidity risk is the risk that the Fund may not be able to sell a holding in a timely manner at a desired price. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in securities. The secondary market for certain municipal securities tends to be less developed and liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such municipal securities at attractive prices. Moreover, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of securities to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the securities’ prices and hurt performance.

Maturity risk. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

Credit risk. Credit risk is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect its value. Securities supported by insurance or other credit enhancements also have the credit risk of the entity providing the insurance or other credit support. Changes in the credit quality of the insurer or other credit provider could affect the value of the security and the Fund’s share price. Not all securities are rated. In the event that rating agencies assign different ratings to the same security, the Fund’s investment adviser may rely on the higher rating. Credit risks associated with certain particular classifications of municipal securities include:

General Obligation Bonds—Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

Revenue Bonds—Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds—Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

Municipal insurance risk. The Fund’s investments may include investments in insured municipal securities. Municipal security insurance does not guarantee the value of either individual municipal securities or of shares of the Fund. In addition, a municipal security insurance policy generally will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity. Downgrades and withdrawal of ratings from insurers of municipal securities have substantially limited the availability of insurance sought by issuers of municipal securities thereby reducing the supply of insured municipal securities. Because of the consolidation among insurers of municipal securities, to the extent that the Fund invests in insured municipal securities, it is subject to the risk that credit risk may be concentrated among fewer insurers and the risk that events involving one or more insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Call risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Extension risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Portfolio strategy risk. The investment adviser’s skill in choosing appropriate investments for the Fund will determine in part the Fund’s ability to achieve its investment objective.

Inflation risk. There is a possibility that the rising prices of goods and services may have the effect of offsetting the Fund’s real return. This is likely to have a greater impact on the returns of bond funds and money market funds, which historically have had more modest returns in comparison to equity funds. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Tax risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Moreover, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the AMT. In addition, proposals have been made to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of these proposals would apply to interest on municipal securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund’s portfolio would be adversely affected.

Municipal sector risk. The Fund may invest more than 25% of its total assets in municipal securities that finance, or pay interest from the revenues of, similar projects that tend to be impacted the same or similar ways by economic, business or political developments, which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of educational revenue bonds. The Fund may invest in educational revenue bonds. These include municipal securities that are obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. Litigation or legislation pertaining to ad valorem taxes may affect sources of funds available for the payment of school bonds. College and university obligations may be affected by the possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government or legislation or regulations which may adversely affect the revenues or costs of such issuers. In addition, student loan revenue bonds, which are generally offered by state (or substate) authorities or commissions and backed by pools of student loans, may be affected by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, student repayment deferral periods of forbearance, potential changes in federal legislation, and state guarantee agency reimbursement.

Risks of electric utility revenue bonds. The Fund may invest in electric utility revenue bonds. The electric utilities industry has been experiencing increased competitive pressures. Additional risks associated with electric utility revenue bonds include: (a) the availability and costs of fuel; (b) the availability and costs of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases; and (f) opposition to nuclear power.

Risks of water and sewer revenue bonds. The Fund may invest in water and sewer revenue bonds. Issuers of water and sewer bonds face public resistance to rate increases, costly environmental litigation and Federal environmental mandates. In addition, the lack of water supply due to insufficient rain, run-off, or snow pack may be a concern.

Risks of transportation revenue bonds. The Fund may invest in transportation revenue bonds. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as does the presence of alternate forms of transportation, such as public transportation.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The bar chart below shows the variability of the Fund’s performance from year to year. The table below shows the Fund’s average annual returns for 1, 5 and 10 years, and since inception, and how they compare over the time periods indicated with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

The bar chart and highest/lowest quarterly returns below do not reflect the Fund’s sales charges, and if these charges were reflected, the returns would be less than those shown.

Annual Total Returns (as of 12/31 each year)(1)

2006	5.82%
2007	2.84%
2008	-5.93%
2009	12.94%
2010	2.05%
2011	11.46%
2012	5.14%
2013	-2.92%
2014	7.03%
2015	3.44%

(1)The year-to-date return on net asset value as of September 30, 2016 was 3.16%.

During the ten-year period shown in the bar chart, the highest return for a quarter was 6.77% (quarter ended September 30, 2009), and the lowest return for a quarter was -4.94% (quarter ended September 30, 2008).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2015)

	1 Year	5 Years	10 Years	Since Inception September 25, 1996

Return Before Taxes	0.86%	4.19%	3.78%	3.98%

Return After Taxes on Distributions	0.85%	4.19%	3.78%	3.97%

Return After Taxes on Distributions and Sale of Fund Shares	1.22%	3.89%	3.65%	3.94%

Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	3.30%	5.34%	4.71%	5.39%

Management

Investment Adviser

Viking Fund Management, LLC is the Fund’s investment adviser.

Portfolio Managers

Name	Length of Service to Fund	Title
Monte Avery	Since September 1996	Senior Portfolio Manager
Josh Larson	Since November 2014	Portfolio Manager
Shannon D. Radke	Since November 2010	Senior Portfolio Manager; President, Viking Fund Management, LLC

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. You may contact the Fund’s transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

Distributions of the Fund’s net interest income from tax-exempt securities are generally expected to be exempt from regular federal income tax; however, distributions derived from interest paid on certain “private activity bonds” may be subject to the federal AMT. In addition, a portion of the Fund’s distributions may be taxable as ordinary income or capital gains. The Fund’s distributions may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

INVESTMENT OBJECTIVES

The respective investment objectives and fundamental investment policies of the Kansas Municipal Fund (the “Kansas Fund”), the Maine Municipal Fund (the “Maine Fund”), the Nebraska Municipal Fund (the “Nebraska Fund”), the New Hampshire Municipal Fund (the “New Hampshire Fund”) and the Oklahoma Municipal Fund (the “Oklahoma Fund”; each of the foregoing, a “Fund” and collectively, the “Funds”) may not be changed without shareholder vote. Unless otherwise noted, the Funds’ investment policies are non-fundamental and may be changed by the Funds’ Board of Trustees without shareholder approval.

IMPLEMENTATION OF INVESTMENT OBJECTIVES

Principal Investment Strategies

Municipal Obligations

The Kansas Fund, Maine Fund, Nebraska Fund, and Oklahoma Fund seek, under normal market conditions, to invest all of their respective assets in municipal securities of their respective state or municipal securities of U.S. territories and possessions as described below. Each of the foregoing Funds has adopted a fundamental policy that, under normal market conditions, at least 80% of its assets (including any borrowings for investment purposes) will be invested in municipal securities (as described below) that pay interest exempt from both federal and the relevant state’s income taxes.

Similarly, the New Hampshire Fund has adopted a fundamental policy that, under normal circumstances, it will invest at least 80% of its net assets and borrowings in bonds, including municipal securities, the interest from which is exempt from both federal income tax and the income tax of New Hampshire. In addition, with respect to the New Hampshire Fund, the state’s income tax refers to the interest and dividends tax of such state.

Each of the Funds may, however, invest up to 20% of its assets in securities, on which the interest income is subject to federal income tax or the income tax of its respective state.

Municipal securities (e.g., “Kansas municipal securities”) include debt obligations (such as bonds, notes, commercial paper, and lease obligations) issued by the respective state and its political subdivisions, municipalities, agencies, and authorities and U.S. territories and possessions. States, local governments, and municipalities issue municipal securities to raise money for various public purposes such as building public facilities, refinancing outstanding obligations, and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source and revenue bonds, which may be repaid only from the revenue of a specific facility or source (including private activity bonds).

The Funds may purchase municipal securities that represent lease obligations. Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term debt securities. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. In order to reduce their risk, the Kansas Fund and the Oklahoma Fund will not invest more than 10% (15% in the case of the Nebraska Fund) of their respective net investment assets in lease obligations.

Each Fund may also invest in municipal securities of U.S. territories and possessions (such as Puerto Rico, the U.S. Virgin Islands, and Guam). The Kansas Fund and Nebraska Fund may not invest more than 15%, and the Maine Fund, New Hampshire Fund, and Oklahoma Fund may not invest more than 30% of their respective total assets in these territorial municipals.

Rating Requirements

The municipal securities in which the Funds invest are required, at the time of purchase, to be either rated investment grade by at least one independent ratings agency or, if unrated, judged to be of comparable quality by the Fund’s investment adviser. Municipal securities rated by Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings (“S&P”) will fall within the following grades:

	Bonds	Notes	Commercial Paper
Moody’s	Aaa, Aa*, A*, Baa*	MIG 1, MIG 2	Prime-1, Prime-2
S&P	AAA, AA**, A**, BBB**	SP-1, SP-2	A-1, A-2

*	May be modified by a numerical modifier (i.e., 1, 2, or 3)

**	May be modified by the addition of a plus (+) or minus (-) sign.

If, subsequent to the purchase of a municipal security, the rating or ratings on such security are reduced, a Fund will not be required to dispose of the security. In addition, the Kansas Fund, the Nebraska Fund and the Oklahoma Fund will not invest more than 30% of their respective assets in unrated municipal securities. This is a fundamental policy for such Funds that may not be changed without shareholder approval.

Alternative Minimum Tax

Each Fund may invest up to 100% of its assets in municipal securities that pay interest subject to the AMT. Shares of a Fund, therefore, would not ordinarily be suitable for investors subject to the AMT.

How Investments are Selected

Viking Fund Management, LLC (“Viking Management,” the “Investment Adviser” or the “Adviser”) selects municipal obligations for the Funds based upon its assessment of a bond’s relative value in terms of current yield, price, credit quality, and future prospects. Viking Management reviews municipal securities available for purchase, monitors the continued creditworthiness of each Fund’s municipal investments, and analyzes economic, political, and demographic trends affecting the municipal markets. Based on its analysis of this research, Viking Management selects those municipal obligations that it believes represent the most attractive values.

Temporary Defensive Positions

For temporary defensive purposes and cash management purposes to keep cash on hand fully invested, each Fund may invest in money market mutual funds and/or in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the U.S. Government, its agencies, or instrumentalities; debt securities rated within the three highest grades of Moody’s or S&P; commercial paper rated in the highest two grades by either of those rating services (P-1, P-2 or A-1, A-2, respectively); certificates of deposit of domestic banks, including foreign branches of domestic banks that have capital, surplus, and undivided profits that exceed $100 million; time deposits; bankers’ acceptances; repurchase agreements; and obligations of the relevant state with respect to these investments. During such times, the Fund may not achieve its investment objective.

Portfolio Turnover

A Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is sold and replaced with new securities during a year is known as the Fund’s portfolio turnover rate. The Funds anticipate that their annual portfolio turnover rate will generally not exceed 75%. A turnover rate of 100% would occur, for example, if a Fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the Fund of increased brokerage costs and the realization of taxable capital gains. The Funds generally adjust their portfolios in view of prevailing or anticipated market conditions and the Funds’ investment objective. The Funds, however, may also make short-term trades to take advantage of market opportunities. In deciding to sell a portfolio security, Viking Management generally considers such factors as the bond’s yield, the continued creditworthiness of the issuer, and prevailing market conditions. Viking Management may sell a portfolio security if revised economic forecasts or interest rate outlook requires a repositioning of the portfolio; the security subsequently fails to meet Viking Management’s investment criteria; a more attractive security is found or portfolio assets are needed for another purpose; or Viking Management believes that the security has reached its appreciation potential. In periods of rapidly fluctuating interest rates, a Fund’s investment policy may lead to frequent changes in investments.

Investment Limitations

The Funds have adopted certain limitations that cannot be changed without shareholder approval. Under these restrictions, each Fund may not invest 25% or more of its total assets in any single industry. In applying this limitation, government issuers of municipal securities are not considered part of any “industry.” However, municipal securities backed by the assets and revenues of non-governmental users will be considered issued by these users in applying this limitation. Each Fund may also invest over 25% of its assets in municipal securities whose revenues derive from similar types of projects (such as health care, utilities, or mortgage loans). See “Risks—Principal Risk Factors—Municipal Sector Risk” below. See the statement of additional information (“SAI”) for more information regarding the Funds’ investment policies and restrictions and the risks associated with these policies.

RISKS

Principal Risk Factors

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before you invest in a Fund, you should consider its principal risks. Below is additional information about certain of the principal risks that are described in the Fund Summaries:

General Risk: Each Fund’s net asset value, yield and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which a Fund invests is based upon the market’s perception of the underlying value and is not necessarily an objective measure of the securities’ values. There is no assurance that a Fund will achieve its investment objective. An investment in a Fund is not by itself a complete or balanced investment program.

Non-Diversification Risk: Each Fund is non-diversified and as such, may invest more than 5% of its assets in the obligations of any issuer. Because a relatively high percentage of a Fund’s assets may be invested in the municipal securities of a limited number of issuers, the Fund is exposed to greater market risk, as its portfolio securities may be more susceptible to any single economic, business, political, or regulatory occurrence than the portfolio securities of a diversified fund. In addition, because of the relatively small number of issuers of municipal securities in the respective state, the Funds are more likely to invest a higher percentage of their assets in the securities of a single issuer than an investment company that invests in a broad range of tax-exempt securities. As a result, the Funds are subject to greater risks of loss if an issuer is unable to make interest or principal payments or if the market value of such securities declines.

As noted above, each Fund also may invest in the securities of issuers of municipal securities in U.S. territories and possessions. As a result, to the extent they invest in such securities, the Funds will be more susceptible to economic, political, or regulatory developments that could adversely affect issuers in a U.S. territory or possession and therefore the value of the Funds’ portfolios.

Municipal Volatility Risk: The market values of municipal securities owned by a Fund may decline, at times sharply and unpredictably. Market values of municipal securities are affected by a number of different factors, including tax, legislative and political changes, changes in interest rates, the credit quality of municipal securities issuers, and general economic and market conditions. Lower-quality municipal securities may suffer larger price declines and more volatility than higher-quality municipal securities in response to negative issuer-specific developments or general economic news. During times of low demand or decreased liquidity in the municipal securities market, prices of municipal securities, particularly lower-quality municipal securities, may decline sharply, without regard to changes in interest rates or issuer-specific credit-related events. Such periods of decreased liquidity may occur when dealers that make a market in municipal securities are unable or unwilling to do so, particularly during periods of economic or financial distress.

Municipal Insurance Risk: Although not required, the Funds may invest in securities covered by insurance. Municipal bond insurance generally seeks to guarantee a bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance generally seek to guarantee timely and scheduled repayment of principal and payment of interest on a municipal security in the event of default by the issuer, and generally cover a municipal security to its maturity.

Municipal security insurance does not insure against market fluctuations in a Fund’s share price or guarantee the value of a municipal security. In addition, a municipal security insurance policy generally will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Downgrades and withdrawal of ratings from insurers of municipal securities have substantially limited the availability of insurance sought by issuers of municipal securities thereby reducing the supply of insured municipal securities. Because of the consolidation among insurers of municipal securities, to the extent that a Fund invests in insured municipal securities, it is subject to the risk that credit risk may be concentrated among fewer insurers and the risk that events involving one or more insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Municipal Securities and Single State Risks: The values of municipal securities held by a Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services).

To the extent that a Fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory or possession, it will be disproportionately affected by political and economic conditions and developments in that state, territory or possession. In addition, economic, political or regulatory changes in that state, territory or possession could adversely affect municipal bond issuers in that state, territory or possession and therefore the value of a Fund’s investment portfolio.

The Funds may invest in bonds of municipal issuers located in Puerto Rico. In recent years, certain municipal issuers in Puerto Rico have been experiencing financial difficulties and rating agency downgrades. Puerto Rican financial difficulties could potentially lead to less liquidity for its bonds, wider spreads and greater risk of default for Puerto Rican municipal securities, and consequently may affect a Fund’s investments and its performance.

See the Appendix and the SAI for more information.

Municipal Sector Risk: Each Fund may invest over 25% of its assets in municipal securities whose revenues derive from similar types of projects including health care, housing, utilities, and education. Each Fund bears the risk that economic, political or regulatory developments could adversely affect these industries and consequently, the value of a Fund’s portfolio.

Income Risk: Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can occur when the Fund invests the proceeds from its new share sales or from matured or called bonds at market interest rates that are below the portfolio’s current earnings rate. If a Fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the Fund’s income may decrease if short-term interest rates rise.

Inflation Risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Funds’ assets can decline as can the value of the Funds’ distributions.

Tax Risk: Tax risk is the risk that income from municipal bonds held by a Fund could be declared taxable because of, for example, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Moreover, a portion of the Funds’ otherwise exempt-interest dividends may be taxable to those shareholders subject to the alternative minimum tax. In addition, proposals have been made to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of these proposals would apply to interest on municipal securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Funds and the value of the Funds’ portfolios would be adversely affected.

Liquidity Risk: Liquidity risk is the risk that a Fund may not be able to sell a holding in a timely manner at a desired price. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in securities. The secondary market for certain municipal securities tends to be less developed and liquid than many other securities markets, which may adversely affect a Fund’s ability to sell such municipal securities at attractive prices. Moreover, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. As a result, a Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of securities to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the securities’ prices and hurt performance.

Interest Rate Risk: Debt securities held by a Fund will fluctuate in value with changes in interest rates. Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising market interest rates (bond prices generally move in the opposite direction of interest rates). Given that interest rates in the U.S. are currently at, or near, historical lows, a Fund may be subject to greater risk of rising interest rates than would otherwise be the case. Longer-term debt securities are generally more sensitive to interest rate changes. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. Additionally, a Fund may buy variable rate obligations. When interest rates fall, the yields on these securities decline. Callable bonds that a Fund may buy are more likely to be called when interest rates fall, and a Fund might then have to reinvest the proceeds of the called instrument in other securities that have lower yields, reducing its income.

Credit Risk: Credit risk is the risk that an issuer (or insurer or other credit enhancer) of a bond is unable or unwilling to meet its obligation to make interest and principal payments due to changing financial or market conditions. Economic downturns often result in reduced levels of taxes collected and revenues earned for municipalities. This, in turn, lessens the financial strength of a municipality and increases the credit risk of the securities it issues.

Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. The ratings of a rating agency represent its opinion as to the credit quality of the debt securities it undertakes to rate and do not evaluate market risk. Ratings are not absolute standards of credit quality; consequently, debt securities with the same maturity, duration, coupon, and rating may have different yields. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Appendix to the SAI describes certain of the various ratings assigned to debt securities by Moody’s and S&P.

Cybersecurity Risk: As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and financial risks through breaches in cybersecurity. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cybersecurity issues may result in, among other things, financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of a Fund’s net asset value or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers, financial intermediaries, entities in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks, resulting in losses to a Fund or its shareholders. There can be no guarantee that any risk management systems established to address to reduce cybersecurity risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders.

Valuation Risk: The sales price a Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Hedging Strategies

Each Fund may engage in various investment strategies designed to hedge against interest rate changes or other market conditions using financial futures and related options whose prices, in the opinion of Viking Management, correlate with the values of securities the Fund owns or expects to purchase; these strategies, however, are not principal investment strategies. The Kansas Fund, the Nebraska Fund, and the Oklahoma Fund may not purchase or sell futures contracts or related options if more than one-third of their respective net assets would be hedged immediately after the transaction.

The ability of a Fund to benefit from futures and options on futures is largely dependent on Viking Management’s ability to use such strategies successfully. If Viking Management’s judgment about the general direction of interest rates or markets is wrong, the overall performance of the Fund will be poorer than if no such futures or options had been used. In addition, a Fund’s ability effectively to hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund’s portfolio. Consequently, if the price of the futures and options moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater when the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings, or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index, which serves as the basis for a futures contract.

A Fund could lose money on futures transactions or an option can expire worthless. Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Fund. Use of options may also (i) result in losses to a Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities, or (v) cause a Fund to hold a security it might otherwise sell. In addition, it is possible that rules and regulations adopted as the result of a new regulatory framework for the derivatives market may impact the Fund’s hedging strategies.

Integrity Managed Portfolios is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”) and who, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

PORTFOLIO HOLDINGS

The Funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the SAI. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the Funds.

MANAGEMENT AND ORGANIZATION

Investment Adviser

The overall management of the business and affairs of the Funds is the responsibility of the Funds’ Board of Trustees. Since August 1, 2009, Viking Fund Management, LLC, PO Box 500, Minot, ND 58702, a registered investment adviser under the Investment Advisers Act of 1940, has served as the investment adviser to the Funds.

Prior to August 1, 2009, Integrity Money Management, Inc. (“Integrity Money Management”), a subsidiary of Integrity Mutual Funds, Inc. (“Integrity”), served as investment adviser to the Funds. However, on July 31, 2009, Integrity (as seller) generally sold its mutual fund services business to Corridor Investors, LLC (“Corridor”) and Viking Management (collectively as buyer). Corridor is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad, the chairman of the Board of Trustees of the Funds, and Shannon D. Radke, president of Viking Management. Mr. Walstad and Mr. Radke are governors of Corridor and Mr. Radke is the president and chief executive officer of Corridor. Since July 31, 2009, Viking Management has been a wholly‑owned subsidiary of Corridor. Viking Management has served as investment adviser to Viking Mutual Funds since 1999. As of November 16, 2016, Viking Management had net assets under management of approximately $1.1 billion.

Viking Management is responsible for (a) providing a program of continuous investment management for each Fund in accordance with the Fund’s investment objectives, policies and limitations; (b) making investment decisions for each Fund; and (c) placing orders to purchase and sell securities for each Fund. Under the terms of the respective investment advisory agreement with a Fund (each, an “Investment Advisory Agreement”), for providing management services, Viking Management is entitled to an annual fund management fee from each Fund of 0.50% of each Fund’s average daily net assets, payable monthly.

Viking Management has contractually agreed to waive its management fee and reimburse expenses (other than taxes, brokerage fees, commissions, extraordinary or non-recurring expenses and acquired fund fees and expenses) for the period from November 30, 2016 through November 29, 2017 so that the net annual operating expenses of each Fund do not exceed 0.98%, of the respective Fund’s average daily net assets. In addition, Viking Management may at its own discretion from time to time waive fees and reimburse expenses.

For the most recent fiscal year, the Funds noted below paid, after fee waivers and expense reimbursements, the following management fees to Viking Management, as a percentage of average net assets:

Kansas Fund	0.41%
Maine Fund	0.37%
Nebraska Fund	0.40%
New Hampshire Fund	0.27%
Oklahoma Fund	0.40%

Except as provided in the Investment Advisory Agreements, or to the extent reimbursed, paid or otherwise assumed by Viking Management, each Fund generally pays all other respective expenses. These expenses include, but are not limited to: custodial services; transfer agent, accounting, and legal fees; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; insurance premiums; expenses of printing and distributing prospectuses and reports to shareholders; interest; auditing and accounting expenses; compensation of trustees (subject to certain exceptions); taxes; and fees for registering Fund shares. Viking Management may assume additional Fund expenses or waive portions of its fee at its discretion. In addition, certain affiliated service providers, including Integrity Fund Services, LLC and Integrity Funds Distributor, LLC, may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before Viking Management waives any of its fees or reimburses any expenses to satisfy its contractual expense limitation agreement. See the SAI for an additional discussion of Fund expenses.

Board Approval of Advisory Agreements

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ Investment Advisory Agreements is available in the Funds’ semi-annual report to shareholders for the six-month period ended January 31, 2016. For a free copy, please call 800-276-1262, visit the Funds’ website at www.integrityvikingfunds.com, or visit the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Manager-of-Managers

Under each Investment Advisory Agreement, the Investment Adviser is authorized, at its own cost and expense, to enter into a sub-advisory agreement with a sub-adviser with respect to the respective Fund. If an investment adviser delegates portfolio management duties to a sub-adviser, the Investment Company Act of 1940 (the “1940 Act”) generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Board and by Fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

In 2009, shareholders of each Fund approved a “manager-of-managers” structure for their Fund. The Trust has received an order from the SEC permitting the Funds to be managed under a “manager-of-managers” structure (the “SEC Order”). The SEC Order generally permits Viking Management to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board of Trustees, but WITHOUT obtaining shareholder approval. If a sub-adviser is hired to provide sub-advisory services to a Fund, the Fund will provide information concerning the sub-adviser to shareholders of the Fund concerned.

Under the “manager-of-managers” structure for a Fund, Viking Management would remain the primary provider of investment advisory services to the Fund, would be permitted to hire or change sub-advisers, as appropriate, and would have ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) to oversee sub-advisers and recommend to the Board their hiring, termination and replacement. Viking Management would remain responsible for providing general management services to a Fund utilizing the manager-of-managers structure, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and, subject to review and approval of the Board of Trustees, would, among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or a part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the performance of sub‑advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objectives, policies and restrictions.

Portfolio Managers

The portfolio management team for each Fund consists of Mr. Monte Avery (Senior Portfolio Manager), Mr. Shannon D. Radke (Senior Portfolio Manager), and Mr. Josh Larson (Portfolio Manager).

Mr. Avery was previously an employee of Integrity Money Management and, since August 1, 2009, has been an employee of Viking Management. Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start its Invest Center. He transferred back to Dean Witter in 1993 where he remained until he joined Integrity in 1995. Since that time, Mr. Avery has served as a portfolio manager to various funds currently advised by Viking Management, including funds, such as the Funds, that were previously advised by Integrity Money Management.

Mr. Radke is a governor and president of Viking Management and a governor of Corridor. He holds a Bachelor of Business Administration degree in Banking and Finance from the University of North Dakota and has been engaged in the securities business since 1988 as a broker and as operations manager and later as chief operating officer of an investment advisory firm. Mr. Radke founded Viking Management in September 1998 and has been a portfolio manager for 17 years. Currently, in addition to the Funds (which he began co-managing in November 2010), he serves as co-portfolio manager of various other funds advised by Viking Management.

Mr. Larson holds Bachelor of Science degrees in Finance and Management from Minot State University. He joined Integrity Viking Funds in 2010 in the fund accounting division and as a research analyst for certain funds advised by Viking Management. In addition, since May 2012, Mr. Larson has served as a co-portfolio manager of the Integrity Dividend Harvest Fund, since May 2013, he has served as a co-portfolio manager of the Integrity Growth & Income Fund, since November 2014, he has served as a co-portfolio manager of the Funds, and since April 2015, he has served as co-portfolio manager of the Viking Tax-Free Fund for Montana and the Viking Tax-Free Fund for North Dakota.

Additional Information about the Portfolio Managers

The SAI contains additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities of the Funds.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price you pay for your shares is based on the Fund’s net asset value (“NAV”) per share that is determined as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed, and Fund shares will not be priced, on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed. NAV is calculated by taking the total value of the Fund’s assets, including interest or dividends accrued but not yet collected, less all liabilities and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the NAV per share.

In determining NAV, expenses are accrued and applied daily. Fixed income securities for which market quotations are readily available are valued at the mean between the quoted bid and ask prices. Options that are traded on an exchange are valued at the last sales price, unless there is no last sales price. In that case, the options will be valued at the mean between the closing bid and ask prices. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost or at original cost plus accrued interest. Financial futures are valued at their settlement prices established on the board of trade or exchange on which they are traded. To the extent a Fund invests in open-end management companies, such Fund’s NAV will be calculated based upon the NAVs of the registered open-end management investment companies (other than exchange-traded funds, which are valued at their current market value) in which the Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing. Other securities, including restricted securities and other assets are valued at fair value as described below. If an event were to occur after the value of an instrument was established but before NAV per share was determined, which would likely materially change the NAV, then the instrument would be valued using fair value considerations as described below.

When market quotations are not readily available (which is usually the case for municipal securities), invalid or unreliable, or when a significant event occurs, Integrity Fund Services, LLC (“Integrity Fund Services”) establishes the fair market value pursuant to procedures approved by the Board of Trustees. In establishing fair value, Integrity Fund Services considers factors such as the yields and prices of comparable municipal bonds; the type of issue, coupon, maturity, and rating; indications of value from dealers; and general market conditions. Integrity Fund Services may also use a computer based system, a “matrix system,” to compare securities to determine valuations. The procedures used by Integrity Fund Services and its valuations are reviewed by the officers of the Funds under the general supervision of the Board of Trustees and periodically by the Board of Trustees. Whether a particular event is a significant event depends on whether the event is likely to affect the value of a portfolio security held by a fund. Significant events may include new developments in the securities markets or major occurrences outside of the securities markets, such as natural disasters and armed conflicts. In accordance with the fair value procedures adopted by the Board of Trustees, Integrity Fund Services is responsible for monitoring the securities markets and new developments for significant events that might require a fund to fair value its securities.

Examples of circumstances which may require further consideration to be given to whether market quotations are available, valid, or reliable, include the lack of reported trades for or infrequent sales of a portfolio security, the suspension of trading on an exchange on which a portfolio security was traded and markets closing early. In addition, while the Funds do not generally invest in thinly traded securities, in the event that they do, such securities may be valued at fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. Each Fund, when using fair value methods to price securities, may value those securities higher or lower than another mutual fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Purchase of Fund Shares

Fund shares may be purchased on any business day, which is any day the NYSE is open for business. Generally, the NYSE is closed on weekends, national holidays, and Good Friday. The close of trading on the NYSE is normally 3:00 p.m., Central Time. Each Fund will process purchase orders that it receives in proper form prior to the close of regular trading on a day on which the NYSE is open at the NAV determined on that day. An order is in “proper form” if the Fund’s transfer agent has all of the information and documentation it deems necessary to effect your order, which would typically mean that it has received federal funds, a wire, a check or Automated Clearing House (“ACH”) transaction, together with a completed account application. Should you wish to purchase shares via wire transfer, please call Integrity Fund Services, the Funds’ transfer agent, at 800-601-5593 for wire instructions. The wire must be received by 3:00 p.m., Central time, for you to receive that day’s share price. Each Fund will process purchase orders that it receives in proper form after the close of regular trading on the next day that the NYSE is open for regular trading.

You may buy shares through investment dealers who have sales agreements with Integrity Funds Distributor, LLC (“Integrity Funds Distributor”) or directly from Integrity Funds Distributor. If you do not have a dealer, call 800-276-1262 and Integrity Funds Distributor can refer you to one. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Integrity Funds Distributor. These financial institutions receive transaction fees that are the same as commissions to dealers and they may charge you additional service fees.

The price you pay for shares will depend on how and when the Fund receives your order. You will receive the share price next determined after the Fund has received your order. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to the close of trading of the NYSE (normally 3:00 p.m., Central Time), for you to receive that day’s price. However, if you place your order through a dealer prior to the close of trading of the NYSE, you will receive that day’s price. Dealers are obligated to transmit orders promptly. See “Pricing of Fund Shares” for a discussion of how shares are priced.

A Fund may reject any purchase orders, including exchanges, for any reason. A Fund will reject any purchase orders, including exchanges, from investors that, in the opinion of the Investment Adviser, may constitute excessive trading. For these purposes, the Investment Adviser may consider an investor’s trading history in the Fund or other funds advised by the Investment Adviser and accounts under common ownership or control.

Purchase requests should be addressed to the authorized dealer or agent from whom you received this prospectus. Such dealers or agents may place a telephone order with Integrity Funds Distributor for the purchase of shares. It is the broker’s or dealer’s responsibility to promptly forward payment and the purchase application to Integrity Fund Services for the investor to receive the next determined NAV. Checks should be made payable to the name of the applicable Fund. The Funds’ transfer agent will charge a $15.00 fee against a shareholder’s account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

You may be asked to provide additional information in order for Integrity Fund Services (the Funds’ transfer agent), Viking Management, or a dealer to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO (Army Post Office) or FPO (Fleet Post Office) addresses.

The Funds may not be available for purchase in every state. Please consult your investment representative or Integrity Fund Services concerning the availability of a particular Fund in your state.

Share certificates are no longer available for the Funds.

To make any ownership changes to any accounts over $100,000, a signature guarantee will be required.

Minimum Investments

You may open an account with $1,000 ($50 for the Monthomatic Investment Plan described below) and make additional investments at any time with as little as $50. The Funds may change these minimum investment requirements at any time and may accept investments of smaller amounts at their discretion.

Each Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation. Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed. The investor will not be assessed a contingent deferred sales charge (“CDSC”) if the account is redeemed.

Systematic Investing—The Monthomatic Investment Plan

Once you have established a Fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (the “Monthomatic Investment Plan”). Simply complete the appropriate section of the account application form or call Integrity Fund Services at 800-601-5593 for appropriate forms.

With the Monthomatic Investment Plan, you can make regular investments of $50 or more per month by authorizing Integrity Fund Services to take money out of your bank, savings and loan, or credit union account. If an investor has expedited wire transfer redemption privileges with his or her Fund account, such investor must designate the same bank, savings and loan, or credit union account for both the Monthomatic Investment Plan and wire redemption program. If you redeem shares within 15 days after purchasing them under the Monthomatic Investment Plan and your account does not have sufficient funds, your redemption proceeds may not be sent until your account has sufficient funds, which may take up to 15 days. You can stop the systematic investments at any time by sending a written notice to Integrity Fund Services (transfer agent to the Funds), at PO Box 759, Minot, ND 58702. The termination will become effective within seven days after Integrity Fund Services has received the request. The Funds may terminate or modify the Monthomatic Investment Plan at any time and may immediately terminate a shareholder’s systematic investment plan if any item is unpaid by the shareholder’s financial institution. There is no charge for the Monthomatic Investment Plan.

Exchange Privilege

You can exchange shares between any fund in the Integrity/Viking family of funds (the “Integrity/Viking funds”) with an up-front sales charge structure without paying any additional sales charges. Before requesting an exchange, review the prospectus of the Integrity/Viking fund you wish to acquire. Exchange purchases are subject to the minimum investment requirements of the fund purchased. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

If you purchased shares of a Fund subject to a CDSC, the CDSC will not be assessed at the time of the exchange. However, you will be required to pay any remaining deferred sales charge owed on the exchanged shares at the time the acquired shares are redeemed, if any. For purposes of calculating the CDSC, your holding period will begin on the date you purchased the shares being exchanged.

For tax purposes, an exchange is a sale of shares, which may result in a taxable gain or loss followed by a purchase of shares of the fund into which you exchange. The Internal Revenue Service could, however, assert that a loss could not be currently deducted. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form or a letter of instruction. Alternatively, you may make exchanges by telephone by calling Integrity Fund Services at 800-601-5593. The exchange privilege may be changed or discontinued at any time upon 60 days’ notice to shareholders.

The Integrity/Viking funds include: (1) the Funds, (2) five series of The Integrity Funds known as the Williston Basin/Mid-North America Stock Fund, the Integrity Growth & Income Fund, the Integrity High Income Fund, the Integrity Dividend Harvest Fund, and the Integrity Energized Dividend Fund, and (3) two series of Viking Mutual Funds known as the Viking Tax-Free Fund for Montana and the Viking Tax-Free Fund for North Dakota.

Important Information about Purchases

USA PATRIOT Act

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

Individual Investors Opening an Account

When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Integrity Fund Services to identify you. You may also be asked to provide documents that may help establish your identity, such as your driver’s license.

Investors Other than Individuals

When you open an account, you will be asked for the name of the entity, its principal place of business and Taxpayer Identification Number and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as driver’s licenses, articles of incorporation, trust instruments or partnership agreements, and other information that will help identify the entity.

Purchases Made through a Financial Adviser

Financial advisers or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

If you purchase your Fund shares through a financial adviser, which includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator, and any other institutions having a selling, administration, or any similar agreement with Viking Management, Integrity Funds Distributor, or one of its affiliates, the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from Viking Management or Integrity Funds Distributor. See the SAI for details.

The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described below. In addition, Viking Management, Integrity Funds Distributor, or one or more of their affiliates out of their own resources, may make additional cash payments to certain financial advisers who support the sale of Fund shares in recognition of their marketing, transaction processing, and/or administrative services support. This compensation is not reflected in the fees and expenses listed for each Fund under the heading “Fees and Expenses of the Fund” in its Fund Summary.

Integrity Funds Distributor or one or more of its affiliates may from time to time make additional payments, out of their own resources, to certain authorized dealers that sell shares of the Integrity/Viking funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Integrity/Viking fund shares and/or total assets of Integrity/Viking funds held by the firm’s customers. The level of payments that Integrity Funds Distributor is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm’s total assets held in and recent investments into Integrity/Viking funds, the firm’s level of participation in Integrity/Viking funds sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Integrity/Viking funds for which these payments are provided. For fiscal year 2016, these payments in the aggregate were approximately 0.010% to 0.020% of the assets in the Integrity/Viking funds, although payments to particular authorized dealers can be significantly higher. The SAI contains additional information about these payments, including the names of the dealer firms to which payments are made. This compensation is not reflected in the fees and expenses listed for each Fund under the heading “Fees and Expenses” in its Fund Summary. Integrity Funds Distributor or one or more of its affiliates may also make payments to dealers and other financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Integrity Funds Distributor promotes its products and services.

The amount of payments by Integrity Funds Distributor and/or its affiliates to a dealer or other financial intermediary could be significant and could create an incentive for the dealer or other intermediary or its representatives to recommend or offer shares of the Funds to you. The dealer or other financial intermediary may elevate the prominence or profile of the Funds within its organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting Integrity Funds Distributor and/or its affiliates preferential or enhanced opportunities to promote the Funds in various ways within the dealer’s or other financial intermediary’s organization.

Redemption of Fund Shares

You may sell (redeem) your shares on any day the NYSE is open. Generally, the NYSE is closed on weekends, national holidays and Good Friday. You will receive the share price based on the NAV next determined after the applicable Fund has received your properly completed redemption request as described below. Your redemption request must be received before the close of trading for you to receive that day’s price. While the Funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. In addition, if you redeem shares through your investment representative, please note that your investment representative may charge a processing or service fee.

Requests to sell $100,000 worth of shares or less generally can be made over the telephone by calling Integrity Fund Services at 800-601-5593 or with a simple letter addressed to Integrity Fund Services, LLC, P.O. Box 759, Minot, ND 58702. Sometimes, however, to protect you and the Funds, we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

•	you are selling more than $100,000 worth of shares;

•	you want your proceeds paid to someone who is not a registered owner;

•	you want to send your proceeds somewhere other than the address of record, or pre-authorized bank or brokerage firm account; or

•	you have changed the address on your account by phone within the last 30 days.

To properly complete your redemption request, your request must include the following information:

•	the Fund’s name;

•	your name and account number;

•	the dollar or share amount you wish to redeem;

•	any required signatures;

•	the name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	the address where you want your redemption proceeds sent (if other than the address of record);

•	any certificates you have for the shares (signed certificate or a duly endorsed stock power); and

•	any required signature guarantees.

Redemption payments may be made by check or can be sent to your bank through the ACH network. If you choose to receive proceeds via check, Integrity Fund Services will normally mail the check the next business day, but in no event more than seven days after it receives your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared, which may take up to 15 days from the date of purchase. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association, or brokerage firm; a notary public cannot provide a signature guarantee.

The Funds reserve the right to redeem in-kind (that is to pay redemption requests in cash and portfolio securities or wholly in portfolio securities). Because you would receive portfolio securities in an in-kind redemption, you would still be subject to market risk and may incur transaction costs in selling the securities.

A Fund may suspend the right of redemption under the following unusual circumstances:

•	when the NYSE is closed (other than weekends and holidays) or trading is restricted as determined by the SEC;

•	when an emergency exists, as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

•	during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the NAV per share next determined after the termination of the suspension.

Systematic Withdrawal Program

If the value of your Fund account is at least $5,000, you may request to have a specific dollar amount withdrawn automatically from your account, subject to any CDSC. You may elect to receive payments monthly, quarterly, semi-annually, or annually. Shares will be redeemed from your account for the specified withdrawal amount plus any CDSC on approximately the first or the 25th of the applicable month. If withdrawals exceed reinvested dividends and distributions, an investor’s shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the Systematic Withdrawal Program (the “Program”). To participate in the Program, shares may not be in certificated form. A shareholder who participates in the Monthomatic Investment Plan is ineligible to participate in the Program. You may terminate participation in the Program at any time. The Funds may terminate or modify the Program upon 30 days’ notice.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds within 365 days at NAV without incurring any additional charges. If you paid a CDSC, your CDSC will be refunded as additional shares in proportion to the reinstatement amount of your redemption proceeds. Additionally, the holding period to be used to calculate the CDSC will be reinstated. An investor exercising this privilege a year or more after redemption must complete a new account application and provide proof that the investor was a shareholder of the Fund. The Funds may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Funds must be notified that an investment is a reinstatement.

Telephone Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as the Funds take certain measures to verify telephone requests, they will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

Dividends and Distributions

Each Fund passes substantially all of its earnings from income and capital gains along to its investors as distributions. The Funds declare their net investment income as dividends daily on shares for which they have received payment. Net investment income of a Fund consists of all interest income earned on portfolio securities less expenses. The Funds will pay dividends from the net income monthly and distributions of realized short-term or long-term capital gains, if any, in December. These policies are non-fundamental and may be modified by the Funds at any time.

Reinvestment Options

The Funds automatically reinvest your monthly dividends and capital gains distributions in additional Fund shares at NAV unless you request distributions to be received in cash. You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after the transfer agent receives the request. Requests to change dividend options will be accepted when made by the shareholder(s), the shareholder’s registered representative, or an assistant to the registered representative.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account, with the same names as the account registration, using the ACH network. You may have your distribution check paid to a third party or sent to an address other than your address of record, although a signature guarantee will be required. For further information, contact Integrity Fund Services at 800-601-5593.

Frequent Purchases and Redemptions of Fund Shares

Market Timing

The Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Funds, including but not limited to market timing. Short-term or excessive trading into and out of a Fund can disrupt portfolio management strategies, harm performance, and increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as: the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents; the dollar amount, number, and frequency of trades in Fund shares; and other factors. Arbitrage market timing may also be attempted in funds that hold significant investments in securities and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. Each Fund may refuse to sell shares to market timers and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer and as further set out below. The Funds’ Board of Trustees has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Funds: (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances. Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in a Fund may occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Investment Adviser and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. The Funds may modify these procedures in response to changing regulatory requirements imposed by the SEC or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers. Although the Funds and their service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring

The Funds, the Investment Adviser, and their agents monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities and for consistent enforcement of the procedures. If, as a result of this monitoring, a Fund, the Investment Adviser, or one of their agents believes that a shareholder has engaged in excessive short-term trading, Integrity Fund Services will, at its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. The Fund may reject any purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers.

Restrictions on Certain Transactions

In order to prevent market timing, the Funds will impose the following restrictions:

•	the Funds will restrict or refuse purchase or exchange orders, for any reason, by those persons that the Funds or Integrity Funds Distributor believe constitute excessive trading;

•	the Funds will reject transactions that violate the Funds’ excessive trading policies or their exchange limits;

•	in order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, the Funds will monitor all redemptions that take place within 30 days of purchase; and

•	the Funds will process trades received after 3:00 p.m., Central Time at the next business day’s NAV.

However, trades transmitted through National Securities Clearing Corporation (“NSCC”) that are received by Integrity Fund Services after 3:00 p.m., Central Time but received by the broker-dealer, bank, or other financial institution transmitting the trade through NSCC before 3:00 p.m., Central Time are processed with the date the trade is received by such financial institution.

Investors are subject to this market timing policy whether a direct shareholder of the Funds or investing indirectly in the Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator, or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Funds for trading on behalf of its customers.

While the Funds will encourage financial intermediaries to apply the market timing trading policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or is difficult to identify because of the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might constitute market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ market timing trading policy. However, under federal securities law, funds are generally required to enter into shareholder information agreements with certain financial intermediaries that hold fund shares in “omnibus accounts” on behalf of others. Pursuant to these arrangements, the financial intermediary agrees to, among other things provide certain information upon fund request about shareholders and transactions in these accounts to help enable funds to enforce restrictions on market timing and similar abusive transactions. The financial intermediary will also execute any instructions from the fund to restrict or prohibit purchases or exchanges by a shareholder the fund has identified as violating its market timing policies.

Fair Value Pricing

The Funds have fair value pricing procedures in place, which are described in the “Pricing of Fund Shares” section of this prospectus. By fair valuing a security whose price may have been affected (i) by events occurring after the close of trading in its respective market or (ii) by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon their current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders. Despite best efforts, however, there is an inherent risk that the fair value may be higher or lower than the value a Fund would have received if it had sold the investment.

Tax Consequences

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. Because the Funds invest primarily in municipal securities from a particular state, the regular monthly dividends payable from the net tax-exempt interest earned from such municipal securities that you (as a taxpayer in that state) receive are generally expected to be exempt from regular federal income tax and, subject to the provisions of that state’s tax law, the regular personal income tax of that state. This section, however, does not describe your state, local, or foreign tax consequences. For more detailed information regarding certain state tax consequences of a Fund investment, see the SAI.

This federal income tax summary is based in part on the advice of counsel for the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, the Funds’ legal counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be acquired by the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status

Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions

Except for exempt-interest dividends as described below, Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund’s distributions into three categories: ordinary income distributions, exempt-interest dividends, and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate. Each Fund intends to distribute dividends that qualify as “exempt-interest dividends,” which generally are excluded from your gross income for federal income tax purposes. Distributions of the Funds’ interest income on certain private activity bonds may be an item of tax preference for purposes of the alternative minimum tax applicable to individuals and corporations. Distributions of net income from tax-exempt obligations may be included in “adjusted current earnings” of corporations for alternative minimum tax purposes. Some or all of the exempt-interest dividends may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed), and income exempt from federal tax may be subject to state and local tax. Although the Funds do not seek to realize taxable income or capital gains, the Funds may realize and distribute taxable ordinary income or capital gains as a result of their normal investment activities. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Funds may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Income from the Funds may also be subject to a 3.8 percent “medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Funds are generally not included in your net investment income for purposes of this tax.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. Further, if you hold your shares for six months or less, any loss incurred by you related to the disposition of such a share will be disallowed to the extent of the exempt-interest dividends you received, except as otherwise described in the next section.

Capital Gains and Losses

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Capital gains may also be subject to the “Medicare tax” described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. If you hold a share for six months or less, any loss incurred by you related to the disposition of such share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by a Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

In-Kind Distributions

Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize a gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could however assert that a loss could not be currently deducted.

Exchanges

If you exchange shares of your Fund for shares of another fund, the exchange would generally be considered a sale for federal income tax purposes, and any gain on the transaction may be subject to federal income tax.

Deductibility of Expenses

Some individuals may be subject to limitations on the amount of their itemized deductions, depending on their income. Further, because the Funds pay exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your shares.

Buying Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend”. The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Investors

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and, other than exempt-interest dividends, will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from a Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Funds that are properly reported by the Funds as an interest-related dividend attributable to certain interest income received by the Funds or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Funds may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Funds make certain elections and certain other conditions are met. In addition, distributions in respect of shares may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please contact your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with the Funds, please contact Integrity Fund Services at 800-601-5593 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with the Funds and do not elect a cost basis method, your account will default to the First In, First Out (FIFO) method. Under this method, the first shares purchased are sold first. Financial intermediaries choose their own default method.

DISTRIBUTION ARRANGEMENTS

Sales Loads and Rule 12b-1 Fees

You can buy shares at the offering price, which is the NAV plus an up-front sales charge. Each Fund has also adopted a distribution and service plan under Rule 12b-1 under the 1940 Act that authorizes each Fund to compensate Integrity Funds Distributor for services and expenses incurred in connection with the distribution of shares and for providing personal services and the maintenance of shareholder accounts. Under each Fund’s plan, the respective Fund is authorized to pay Integrity Funds Distributor an annual fee of up to 0.25% of the average daily net assets of the respective Fund’s shares for distribution and shareholder services. Integrity Funds Distributor may pay all or a portion of the distribution and services fees to your financial adviser for providing ongoing services to you. Integrity Funds Distributor retains the up-front sales charge and 12b-1 fee on accounts with no authorized dealer of record. Because these fees are paid out of Fund assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See “Rule 12b-1 Fees” below for additional information regarding these plans.

The up-front sales charge and the commissions paid to dealers for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $100,000	2.50%	2.56%	2.00%
$100,000 but less than $250,000	2.00%	2.04%	1.75%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 or more	0.00%	0.00%	0.00%

With respect to each Fund, in the case of investments made at or above the $500,000 breakpoint (where you do not pay an initial sales charge), you may be subject to a 1% CDSC on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Integrity Funds Distributor may pay a commission of up to 1.00%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of shares of $500,000 or more.

Sales Charge Reductions

The Funds offer a number of ways to reduce or eliminate the up‑front sales charge on Fund shares. To receive a reduction in your initial sales charge, you must let your financial adviser know that you are eligible for a reduction, or else you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Funds and other Integrity/Viking funds, such as:

•	information or records regarding shares of the Fund or other Integrity/Viking funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

•	information or records regarding shares of the Fund or other Integrity/Viking funds held in any account of the shareholder at another financial intermediary; and

•

information or records regarding shares of the Fund or other Integrity/Viking funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

Please retain any records necessary to substantiate your historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. The Funds may modify or discontinue these programs at any time.

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares owned by you, your spouse, and your children or grandchildren if they are under the age of 21 (cumulatively, the “Investor”) in some or all of the Integrity/Viking funds to reach a breakpoint discount. Your retirement plan accounts, family trust accounts, and solely‑controlled business accounts may also be included. The value of shares eligible for a cumulative quality discount equals the cumulative cost of the shares purchased (including reinvested dividends) or the current account market value, whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV.

Letter of Intent

An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Integrity/Viking funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent that may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), shares that were purchased under the reduced sales charge schedule will be liquidated to pay the additional sales charge owed to the extent unpaid by the investor.

Group Purchases

Each Fund has a group investment and reinvestment program (the “Group Program”), which allows investors to purchase shares of a Fund with a lower minimum initial investment and with a lower sales charge applicable to the group’s aggregate purchases, provided the investor and the Group Programs of which he or she is a participant meet certain cost saving criteria set forth in the SAI. The sales charge is based on the combined dollar value of the group members’ existing investments, plus the amount of the current purchase. The SAI also has additional information regarding the requirements necessary to qualify for a Group Program.

Investments of $500,000 or More

For each Fund, if you invest $500,000 or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). For each Fund, the CDSC is based on the cumulative cost of the shares being sold or the current account market value, whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions. Each time you place a redemption request, the Funds will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, the Funds will sell the shares in the order in which they were purchased. The same method will be used if you exchange your shares into another Integrity/Viking fund.

Please refer to the SAI for detailed descriptions and eligibility requirements of the sales charge reduction programs. Additional information is available from your financial adviser or by calling 800-276-1262. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Integrity Funds Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

Sales Charge Waivers

Shares of a Fund may be purchased without an initial sales charge by particular classes of investors, including (i) owners of interests in Corridor and current and former officers, trustees, directors, governors and employees of the Fund, its investment adviser, its principal underwriter or certain affiliated companies, for themselves or for members of their immediate families (as defined in the SAI), or for any company or corporation in which the foregoing persons own a 25% or greater stake; (ii) current and former registered representatives and employees, including their immediate families (as defined in the SAI), of certain broker-dealers having selling group agreements with Integrity Funds Distributor; (iii) current and former employees of certain entities providing advisory, custody, or administrative services to the Fund; (iv) trusts, pension, profit-sharing or other benefit plans for certain of the persons described in (i), (ii) and (iii); (v) purchasers of shares in connection with the acquisition of the assets of or merger or consolidation with another investment company; (vi) investors purchasing through certain fee-based entities; (vii) certain retirement plans, foundations and endowments; and (viii) investors acquiring shares through reinvestments of distributions from certain unit investment trusts formerly sponsored by Integrity Funds Distributor into the Kansas Fund and the Nebraska Fund. For additional information about available sales charge waivers, call your investment representative or call Integrity Fund Services at 800-601-5593. A list of available sales charge waivers may be found in the SAI.

A Fund must be notified in advance that an investment qualifies for purchase at net asset value.

State securities laws may require financial institutions purchasing for their customers to register as dealers. Financial institutions that purchase shares of the Funds for accounts of their customers may impose separate charges on these customers for account services. Corporate payroll plans, which qualify as Group Programs as described above, may also purchase shares of the Funds.

Additional Information

The Funds make available, free of charge, more information about sales charge reductions and waivers through the Funds’ website at www.integrityvikingfunds.com (which includes hyperlinks that facilitate access to this information), in the SAI, or from your financial adviser.

Rule 12b-1 Fees

Integrity Funds Distributor serves as the distributor of the Funds’ shares. In this capacity, Integrity Funds Distributor manages the offering of the Funds’ shares and is responsible for all sales and promotional activities. Each Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Fund to pay some of the costs of distributing its shares and for providing services to shareholders. Under each Fund’s plan, the respective Fund may pay an annual Rule 12b-1 fee of up to 0.25% of its average daily net assets to Integrity Funds Distributor for distribution and shareholder services. Integrity Funds Distributor, in turn, may use this fee to pay authorized dealers (including itself, banks, savings and loan associations, and their associated broker-dealers) an annual service fee of up to 0.25% of the average daily net assets of the shares held in their customer accounts for providing administrative and shareholder services. To be eligible for the 12b-1 service fee, dealers or other service organizations must have been servicing the accounts for more than one year. The services provided may include answering shareholder inquiries, assisting in redeeming shares, interpreting confirmations, statements, and other documents and providing other personal services to shareholders. Integrity Funds Distributor may also use some or this entire 12b-1 fee for its expenses of distribution of a Fund’s shares. Integrity Funds Distributor retains the service fee on accounts with no authorized dealer of record. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CERTAIN FEES PAID TO FINANCIAL INTERMEDIARIES

Financial intermediaries and retirement plans may have certain accounts and arrangements with the Funds. With respect to such accounts and arrangements, Integrity Fund Services may pay a financial intermediary certain amounts for sub-transfer agency or other administrative services, for which it may receive reimbursement from the Funds. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations.

The payments the Funds make to Integrity Fund Services to reimburse it for a portion of the sub-transfer agency or other administrative services are in addition to the distribution and service fees that the Funds pay under their Rule 12b-1 plans and the fees that the Funds pay to Integrity Fund Services for the services it provides as the Funds’ transfer agent and accounting and administrative services provider. The aggregate amount of these payments may be substantial and the amounts attributable to particular intermediaries may vary significantly.

SHAREHOLDER INQUIRIES AND MAILINGS

All inquiries regarding the Funds should be directed to:
Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702
Phone: 800-276-1262

All inquiries regarding account information should be directed to:
Integrity Fund Services, LLC
PO Box 759
Minot, ND 58702
Phone: 800-601-5593

To reduce expenses, the Funds may mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call Integrity Funds Distributor at 800-276-1262 (or contact your financial institution). Integrity Funds Distributor will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with each Fund’s audited financial statements, are included in the annual report, which is available upon request.

Kansas Municipal Fund

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/29/16	7/31/15	7/31/14	7/31/13	7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$10.87	$10.85	$10.56	$11.12	$10.64

Income (loss) from investment operations:
Net investment income (loss)	$0.31	$0.31	$0.32	$0.30	$0.37
Net realized and unrealized gain (loss) on investments[3]	0.26	0.02	0.29	(0.56)	0.48
Total from investment operations	$0.57	$0.33	$0.61	$(0.26)	$0.85

Distributions from net investment income	$(0.31)	$(0.31)	$(0.32)	$(0.30)	$(0.37)

NET ASSET VALUE, END OF PERIOD	$11.13	$10.87	$10.85	$10.56	$11.12

Total Return (excludes any applicable sales charge)	5.30%	3.03%	5.81%	(2.37%)	8.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$60,489	$58,578	$59,516	$64,405	$48,093
Ratio of expenses to average net assets after waivers1,2,*	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers[2]	1.18%	1.16%	1.16%	1.17%	1.18%
Ratio of net investment income to average net assets1,2,*	2.81%	2.80%	2.95%	2.75%	3.36%
Portfolio turnover rate	12.10%	10.87%	6.63%	13.40%	11.46%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Maine Municipal Fund

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/29/16	7/31/15	7/31/14	7/31/13	7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$10.99	$11.00	$10.79	$11.36	$10.77

Income (loss) from investment operations:
Net investment income (loss)	$0.27	$0.27	$0.29	$0.31	$0.34
Net realized and unrealized gain (loss) on investments[3]	0.33	(0.01)	0.21	(0.57)	0.59
Total from investment operations	$0.60	$0.26	$0.50	$(0.26)	$0.93

Less Distributions:
Distributions from net investment income	$(0.27)	$(0.27)	$(0.29)	$(0.31)	$(0.34)
Distributions from net realized gains	(0.01)	0.00	0.00	0.00	0.00
Total distributions	$(0.28)	$(0.27)	$(0.29)	$(0.31)	$(0.34)

NET ASSET VALUE, END OF PERIOD	$11.31	$10.99	$11.00	$10.79	$11.36

Total Return (excludes any applicable sales charge)	5.44%	2.37%	4.72%	(2.37%)	8.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$20,213	$17,475	$17,451	$17,702	$18,084
Ratio of expenses to average net assets after waivers1,2,*	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers[2]	1.29%	1.28%	1.28%	1.27%	1.29%
Ratio of net investment income to average net assets1,2,*	2.39%	2.45%	2.70%	2.76%	3.11%
Portfolio turnover rate	1.88%	16.18%	11.27%	11.52%	1.87%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Nebraska Municipal Fund

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/29/16	7/31/15	7/31/14	7/31/13	7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$10.48	$10.40	$9.99	$10.69	$10.20

Income (loss) from investment operations:
Net investment income (loss)	$0.27	$0.29	$0.29	$0.29	$0.34
Net realized and unrealized gain (loss) on investments[3]	0.34	0.08	0.41	(0.70)	0.49
Total from investment operations	$0.61	$0.37	$0.70	$(0.41)	$0.83

Distributions from net investment income	$(0.27)	$(0.29)	$(0.29)	$(0.29)	$(0.34)

NET ASSET VALUE, END OF PERIOD	$10.82	$10.48	$10.40	$9.99	$10.69

Total Return (excludes any applicable sales charge)	5.94%	3.54%	7.14%	(3.96%)	8.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$46,217	$41,189	$39,734	$41,633	$46,038
Ratio of expenses to average net assets after waivers1,2,*	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers[2]	1.20%	1.19%	1.20%	1.20%	1.21%
Ratio of net investment income to average net assets[1,2]*	2.58%	2.72%	2.89%	2.72%	3.22%
Portfolio turnover rate	7.47%	11.76%	3.88%	23.65%	12.38%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

New Hampshire Municipal Fund

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/29/16	7/31/15	7/31/14	7/31/13	7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$10.76	$10.74	$10.55	$11.07	$10.66

Income (loss) from investment operations:
Net investment income (loss)	$0.24	$0.24	$0.28	$0.28	$0.33
Net realized and unrealized gain (loss) on investments[3]	0.31	0.02	0.19	(0.52)	0.41
Total from investment operations	$0.55	$0.26	$0.47	$(0.24)	$0.74

Distributions from net investment income	$(0.24)	$(0.24)	$(0.28)	$(0.28)	$(0.33)

NET ASSET VALUE, END OF PERIOD	$11.07	$10.76	$10.74	$10.55	$11.07

Total Return (excludes any applicable sales charge)	5.12%	2.45%	4.53%	(2.19%)	7.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$6,754	$5,164	$4,684	$5,173	$4,854
Ratio of expenses to average net assets after waivers1,2,*	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers[2]	1.67%	1.71%	1.71%	1.67%	1.78%
Ratio of net investment income to average net assets1,2,*	2.17%	2.27%	2.68%	2.62%	3.07%
Portfolio turnover rate	23.42%	13.08%	4.85%	10.57%	13.73%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Oklahoma Municipal Fund

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/29/16	7/31/15	7/31/14	7/31/13	7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$11.64	$11.60	$11.20	$11.93	$11.24

Income (loss) from investment operations:
Net investment income (loss)	$0.28	$0.29	$0.31	$0.32	$0.34
Net realized and unrealized gain (loss) on investments[3]	0.46	0.04	0.40	(0.73)	0.69
Total from investment operations	$0.74	$0.33	$0.71	$(0.41)	$1.03

Distributions from net investment income	$(0.28)	$(0.29)	$(0.31)	$(0.32)	$(0.34)

NET ASSET VALUE, END OF PERIOD	$12.10	$11.64	$11.60	$11.20	$11.93

Total Return (excludes any applicable sales charge)	6.47%	2.82%	6.42%	(3.54%)	9.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$46,718	$42,427	$38,795	$41,551	$43,253
Ratio of expenses to average net assets after waivers1,2,*	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers[2]	1.19%	1.18%	1.19%	1.18%	1.19%
Ratio of net investment income to average net assets1,2,*	2.40%	2.44%	2.72%	2.70%	2.93%
Portfolio turnover rate	10.58%	14.53%	1.41%	9.54%	17.72%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

APPENDIX—ADDITIONAL STATE AND U.S. TERRITORY AND POSSESSION INFORMATION

Because each state Fund invests mainly in municipal securities of its state and may also invest in the municipal securities of U.S. territories or possessions, events in that state or, to the extent applicable, U.S. territories and possessions, are likely to affect the Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits, and other financial difficulties and changes in the credit ratings assigned to the state’s, territory’s or possession’s municipal issuers. A negative change in any one of these or other areas could affect the ability of a state’s, territory’s or possession’s municipal issuers to meet their obligations.

It is important to remember that economic, budget, and other conditions within a particular state can be unpredictable and can change at any time. For these reasons, each state Fund may involve more risk than an investment in a fund that does not focus on securities of a single state.

Please refer to the SAI for additional information.

KANSAS MUNICIPAL FUND
MAINE MUNICIPAL FUND
NEBRASKA MUNICIPAL FUND
NEW HAMPSHIRE MUNICIPAL FUND
OKLAHOMA MUNICIPAL FUND

1 Main Street North • Minot, ND 58703 • 701-852-5292
PO Box 500 • Minot, ND 58702
PO Box 759 • Minot, ND 58702
800-276-1262 • Marketing • Fax 701-838-4902
800-601-5593 • Transfer Agent • Fax 701-852-2548

Investment Adviser

Viking Fund Management, LLC
PO Box 500
Minot, ND 58702

Principal Underwriter

Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702

Custodian

Wells Fargo Bank, NA
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent

Integrity Fund Services, LLC
PO Box 759
Minot, ND 58702

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

Legal Counsel

Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603

INTEGRITY MANAGED PORTFOLIOS

KANSAS MUNICIPAL FUND
MAINE MUNICIPAL FUND
NEBRASKA MUNICIPAL FUND
NEW HAMPSHIRE MUNICIPAL FUND
OKLAHOMA MUNICIPAL FUND

Several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Funds’ policies and operation. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. Call Integrity Funds Distributor at 800-276-1262 to request a free copy of any of these materials, to request other information about the Funds, or to make inquiries, or visit the Funds’ website at www.integrityvikingfunds.com.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Integrity Managed Portfolios
PO Box 500
Minot, ND 58702
800-276-1262

The Fund’s SEC file no. is 811-06153

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Statement of Additional Information
November 30, 2016

INTEGRITY MANAGED PORTFOLIOS

KANSAS MUNICIPAL FUND (TICKER: KSMUX)
MAINE MUNICIPAL FUND (TICKER: MEMUX)
NEBRASKA MUNICIPAL FUND (TICKER: NEMUX)
NEW HAMPSHIRE MUNICIPAL FUND (TICKER: NHMUX)
OKLAHOMA MUNICIPAL FUND (TICKER: OKMUX)

PO Box 500
Minot, North Dakota 58702
701-852-5292
800-601-5593 • Transfer Agent
800-276-1262 • Marketing

This Statement of Additional Information (“SAI”) is not a prospectus, but it should be read in conjunction with the Prospectus of the Kansas Municipal Fund, Maine Municipal Fund, Nebraska Municipal Fund, New Hampshire Municipal Fund, and Oklahoma Municipal Fund (the “Funds”) dated November 30, 2016 (the “Prospectus”). Copies of the Prospectus may be obtained at no charge by writing to the above address or by calling 800-276-1262.

The audited financial statements appear in the Funds’ annual report for their most recent fiscal year. The financial statements from the foregoing annual report are incorporated herein by reference. A copy of the annual report may be obtained without charge by writing to the above address or calling 800-276-1262.

HISTORY OF THE FUNDS

Integrity Managed Portfolios is an open-end investment company established under Massachusetts law by an Agreement and Declaration of Trust dated August 10, 1990, and is the type of organization commonly known as a Massachusetts business trust. It is a series company as contemplated under Rule 18f-2 under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Funds is a non-diversified management investment company organized as a series of Integrity Managed Portfolios.

Effective after the close of business on September 28, 2012, the Kansas Municipal Fund acquired the assets of the Kansas Insured Intermediate Fund, previously a series of Integrity Managed Portfolios, in exchange for shares of the Kansas Municipal Fund and the assumption of the liabilities of the Kansas Insured Intermediate Fund.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Classification

The Funds are each a non-diversified series of the Integrity Managed Portfolios (the “Trust”), an open-end management series investment company. The investment objective and certain investment policies of each Fund are described in the Prospectus. The following supplements that information and should be read in conjunction with the Prospectus.

Investment Strategies and Risks

Non-Diversification

As noted, each Fund is a non-diversified series of the Trust. This means that more than 5% of a Fund’s assets may be invested in the obligations of any single issuer. The Funds, however, intend to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) that limits the aggregate value of all holdings (except U.S. Government securities, the securities of other regulated investment companies, cash, and cash items, as defined in the Code) that exceed 5% of the Fund’s total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (other than U.S. Government securities or the securities of other regulated investment companies) may not exceed 25% of a Fund’s total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, up to 50% of a Fund’s total assets may be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in a Fund will entail greater risk than in a portfolio having a policy of “diversification” because a high percentage of the Fund’s assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of a Fund and consequently a greater degree of fluctuation of the Fund’s net asset value, because the Fund will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

As a result of a Fund’s non-diversified status, an investment in a Fund may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified fund typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. A Fund’s assumption of large positions in the obligations of a small number of issuers will affect the value of its portfolio to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market’s assessment, of the issuers. The identification of the issuer of tax-exempt obligations generally depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the non-governmental user back that bond, then such non-governmental user is deemed to be the sole issuer. If in either case, however, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

In addition, because of the relatively small number of issuers of municipal securities in Kansas, Maine, Nebraska, New Hampshire, and Oklahoma, each Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company that invests in a broad range of tax-exempt securities. This practice involves an increased risk of loss to the Fund if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

As noted in “Fund Policies” below, a Fund will not invest 25% or more of its total assets in any industry, subject to certain exceptions. Governmental issuers of municipal securities are not considered part of an “industry.” However, municipal securities backed only by the assets and revenues of non-governmental users will, for this purpose, be deemed to be issued by such non-governmental users, in which case the 25% limitation would apply to such obligations. Accordingly, a Fund will not invest 25% or more of its assets in obligations deemed to be issued by non-governmental users in any one industry.

Over 25% of the municipal securities in a Fund’s portfolio may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues, and expenses. A facility’s gross receipts and net income available for debt service may be affected by future events and conditions including, among other things: demand for services; the ability of the facility to provide the services required; physicians’ confidence in the facility; management capabilities; competition with other hospitals; efforts by insurers and government agencies to limit rates; legislation establishing state rate-setting agencies; expenses; government regulation; the cost and possible unavailability of malpractice insurance; and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid, and other similar third party payer programs.

Over 25% of the municipal securities in a Fund’s portfolio may derive their payment from mortgage loans. Certain of these municipal securities in a Fund may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer’s boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities, as a result of events such as the sale of the mortgaged premises, default condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption (in whole or in part) from such prepayments on mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenues available for the payment of the principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code of 1954 or Section 143 of the Code, which Sections contain certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from federal income tax under existing laws and regulations. There can be no assurance that such ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.

Certain of the municipal securities in a Fund’s portfolio may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects including, among other things: the achievement and maintenance of sufficient occupancy levels and adequate rental income; increases in taxes, employment, and income conditions prevailing in local labor markets; utility costs and other operating expenses; the managerial ability of project managers; changes in laws and governmental regulations; the appropriation of subsidies; and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under federal and state programs. Like single-family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale, or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have also considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds.

Over 25% of the municipal securities in a Fund’s portfolio may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates that may be charged and the appropriate rate of return on an approved assets basis. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices, and the effect of energy conservation. In addition, federal, state, and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction, and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest of such bonds.

Over 25% of the municipal securities in a Fund’s portfolio may be university and college revenue obligations. University and college revenue obligations are obligations of issuers whose revenues are derived mainly from tuition, dormitory revenues, grants, and endowments. General problems faced by such issuers include declines in the number of “college” age individuals, possible inability to raise tuitions and fees, the uncertainty of continued receipt of federal grants, and state funding and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

Municipal Securities

Each Fund seeks to achieve its objective by investing in a portfolio of debt obligations issued by or on behalf of states, territories, and possessions of the United States (“U.S.”), and their political subdivisions, agencies, and instrumentalities, the interest from which (in the opinion of bond counsel to the issuer) is exempt from both federal income tax and income tax of the state after which the Fund was named (e.g., Nebraska income tax for the Nebraska Municipal Fund) (“Municipal Securities”). Information concerning the ability of the Funds to invest in Municipal Securities that pay interest subject to alternative minimum tax is included in the Prospectus of the Funds. Certain information pertaining to state tax exemption is set forth under “Taxation of the Funds—State Taxes.”

Municipal Securities are securities issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide, among other things, privately-operated housing facilities; sports, convention, or trade show facilities; airport, mass transit, port, or parking facilities; air or water pollution control facilities; and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax and the income tax of the respective state. Other types of industrial development bonds, the proceeds of which are generally used for the construction, equipping, repair, or improvement of privately-operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Securities are general obligation and revenue bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. The private activity bonds and industrial development bonds that are Municipal Securities are in most cases revenue bonds and do not involve the pledge of the credit of the municipal issuer of such bonds. Rather, the revenues from which these bonds are paid generally constitute an obligation of the corporate entity on whose behalf the bonds are issued.

The Municipal Securities in which a Fund invests include its respective state’s tax-exempt bonds, notes, commercial paper, and participation interests (including participation interests in municipal leases), as well as the Municipal Securities of territories and possessions of the U.S. Tax-exempt notes and commercial paper are generally used to provide for short-term capital needs and ordinarily have a maturity of up to one year. These include notes issued in anticipation of tax revenue, revenue from other government sources or revenue from bond offerings, and short-term, unsecured commercial paper, which is often used to finance seasonal working capital needs or to provide interim construction financing. Tax-exempt leases are obligations of state and local government units incurred to lease or purchase equipment or other property utilized by such governments. Each Fund will not originate leases as a lessor, but will instead purchase a participation interest in the regular payment stream of the underlying lease from a bank, equipment lessor, or other third party.

Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for government issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although the participations in municipal leases which a Fund may purchase (hereinafter called “lease obligations”) do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities may not have the depth of marketability associated with more conventional bonds and therefore may be less liquid than other Municipal Securities. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Kansas Municipal Fund, the Nebraska Municipal Fund, and the Oklahoma Municipal Fund will not invest more than 10% (15% in the case of the Nebraska Municipal Fund) of their respective net investment assets in lease obligations (including, but not limited to those lease obligations which contain “non-appropriation clauses”), or any other illiquid securities.

The Kansas Municipal Fund, the Nebraska Municipal Fund, and the Oklahoma Municipal Fund will only purchase lease obligations that are covered by an existing opinion of legal counsel experienced in municipal lease transactions. The opinion shall state that, as of the date of issue or purchase of each participation interest in a municipal lease, the interest payable on such obligation is exempt from both federal income tax and the relevant state’s income tax and that the underlying lease was the valid and binding obligation of the governmental issuer.

Each Fund also may purchase floating and variable rate securities from municipal and non-governmental issuers. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as “inverse floaters”). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security’s market value while increasing the security’s yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will generally not adversely affect the tax-exempt status of these obligations. The Funds’ investment adviser, Viking Fund Management, LLC (the “Investment Adviser” or “Viking Management”) will rely upon the opinion of the issuer’s bond counsel to determine whether such notes are exempt from federal and the relevant state’s income taxation. The variable and floating rate demand notes include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank’s prime rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based upon a known lending rate. The Investment Adviser will monitor the creditworthiness of the issuers of floating and variable rate demand notes.

Certain securities may have an initial principal amount that varies over time based on an interest rate index and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. A Fund intends to purchase these securities only when the Investment Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Investment Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Investment Adviser will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Investment Adviser monitors the liquidity of each Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Standby Commitments

Each Fund may purchase Municipal Securities on a standby commitment basis. A standby commitment is the right to resell a security to the seller at an agreed upon price or yield within a specified period prior to its maturity date. Securities with a standby commitment are generally more expensive than if the same securities were purchased without the commitment. Standby commitments allow a Fund to invest in a security while preserving its liquidity to meet unanticipated redemptions. A Fund will enter into standby commitments only with banks or municipal security dealers that Viking Management believes have minimal credit risk. The value of a standby commitment is dependent on the ability of the writer to meet its repurchase obligation.

Participation Interests

Each Fund may invest in participation interests. Participation interests are interests in loans or securities owned by banks or other institutions in which a Fund may invest directly. A participation interest gives a Fund an undivided proportionate interest in a loan or security determined by the Fund’s Investment Adviser. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide a Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and a Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Risks

The municipal market can be significantly affected by a number of factors, including adverse tax, legislative or political changes, changes in interest rates, general economic and market conditions, and the financial condition of the issuers of municipal debt obligations.

The market value of the interest-bearing debt securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government securities, can change in value when there is a change in interest rates. The Funds may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and the resulting market reaction to those initiatives. Changes in the ability of an issuer to make payments of interest and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. As a result, an investment in a Fund is subject to risk even if all debt securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation, or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debts may become impaired. Moreover, certain debt securities (including certain Municipal Securities) are covered by insurance that generally seeks to guarantee their scheduled payment of interest and repayment of principal. Because a significant amount of the insured Municipal Securities issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. The value of a Municipal Security may be affected by the credit standing of its insurer. If the credit quality of an insurer is downgraded, the rating on a Municipal Security insured by such insurer may also be downgraded. This may, in turn, sharply reduce and in some cases eliminate the value provided by insurance.

The Funds invest a substantial portion of their assets in investment grade Municipal Securities. Lower quality securities involve a greater risk of default, including nonpayment of principal and interest, than investment grade securities; however, the risk of default is present in investment grade securities. Municipal Securities rated in the lowest category of investment grade debt may have speculative characteristics. Investment in medium-quality debt securities (rated BBB or A by S&P Global Ratings (“S&P”) or Baa or A by Moody’s Investors Service, Inc. (“Moody’s”)) involves greater investment risk, including the possibility of issuer default or bankruptcy, than investment in higher-quality debt securities. Medium-quality Municipal Securities are generally considered to possess adequate, but not outstanding, capacities to service their obligations. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds are more likely to experience difficulty in servicing their principal and interest payment obligations than is the case with higher grade bonds.

The secondary market for certain Municipal Securities tends to be less developed and liquid than many other securities markets, which may adversely affect a Fund’s ability to sell such Municipal Securities at attractive prices. The principal trading market for the Municipal Securities will generally be in the over-the-counter market. As a result, the existence of a liquid trading market for the Municipal Securities may depend on whether dealers will make a market in such securities. Moreover, inventories of Municipal Securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell Municipal Securities, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. As a result, a Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of Municipal Securities to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the securities’ prices and hurt performance. There can be no assurance that a market will be made for any of the Municipal Securities, that any market for the Municipal Securities will be maintained or of the liquidity of the Municipal Securities in any markets made. Medium-quality debt securities tend to be less marketable than higher-quality debt securities because the market is less liquid. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and ask prices is likely to increase significantly and a Fund may have greater difficulty selling the medium-quality debt securities in its portfolio.

In addition, certain of the Municipal Securities in which a Fund invests may be subject to extraordinary optional and/or mandatory redemptions at par if certain events should occur. To the extent securities were purchased at a price in excess of the par value thereof and are subsequently redeemed at par as a result of an extraordinary redemption, a Fund would suffer a loss of principal.

The yields on Municipal Securities are dependent on a variety of factors, including general money market conditions of the Municipal Securities market, the financial condition of the issuer, general conditions of the state’s tax-exempt obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of a nationally recognized statistical rating organization (“NRSRO”) represent its opinions as to the quality of the Municipal Securities which it undertakes to rate and do not evaluate market risk. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields, while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. Subsequent to their purchase by a Fund, particular Municipal Securities or other investments may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by a Fund. Moreover, NRSROs may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates.

Income from Municipal Securities held by the Funds could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Moreover, a portion of the Funds’ otherwise exempt-interest dividends may be taxable to those shareholders subject to the alternative minimum tax. In addition, proposals have been made to restrict or eliminate the federal income tax exemption for interest on Municipal Securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for Municipal Securities. Some of these proposals would apply to interest on Municipal Securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of Municipal Securities for investment by the Funds and the value of the Funds’ portfolios would be adversely affected.

Futures Contracts and Options on Futures

Each Fund may purchase or sell financial futures contracts (“futures contracts”) and related call or put options thereon. These futures contracts and related options thereon will be used as a hedge against anticipated interest rate changes. Each Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract, if the Investment Adviser anticipates that interest rates will rise, as a hedge against a decrease in the value of the Fund’s portfolio securities. If the Investment Adviser anticipates that interest rates will decline, a Fund may purchase a futures contract or a call option thereon or sell a put option on such futures contract, to protect against an increase in the price of the securities the Fund intends to purchase.

Some futures contracts, by their terms, provide for physical settlement at maturity. Accordingly, such a futures contract sale would generally create an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would generally create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. Other futures contracts generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

Unlike a futures contract, which requires the parties to buy and sell an instrument on a set date, the purchase of an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of that option. If the holder decides not to enter into the contract, the premium paid for the contract is lost. The value of the option is reflected in the net asset value of the Fund.

A Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of underlying instrument. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. A Fund may be required to make additional margin payments during the term of the contract. If a Fund has insufficient cash, a Fund may have to liquidate other portfolio securities at a disadvantageous time to meet margin requirements.

The Kansas Municipal Fund, Nebraska Municipal Fund, and Oklahoma Municipal Fund may not purchase or sell futures contracts or related options if, immediately thereafter, more than one-third of its respective net assets would be hedged.

A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Fund’s portfolio securities. The correlation may be distorted in part by the fact that the futures market is influenced by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. This would reduce the value of futures contracts for hedging purposes over a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations. In this regard, the risk of imperfect correlation may be increased by the fact that a Fund may trade in futures contracts on taxable securities and there is no guarantee that the prices of taxable securities will move in a manner similar to the prices of tax-exempt securities.

Another risk is that the Investment Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place or future market trends. For example, if the Fund sold futures contracts in anticipation of an increase in interest rates and then interest rates went down, causing bond prices to rise, the Fund would lose money, including transaction costs, on the sale. Like most other investments, futures contracts and options are subject to the risk that the market value of such instruments will change in a way detrimental to the Fund’s interests.

A Fund could also suffer losses if it is unable to close out a futures contract or an option on futures because of an illiquid secondary market or a daily limit for the price movement of a particular contract has been reached. There can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures contract or option position.

The Funds may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of General Regulations Section 4.5 (“Rule 4.5”) promulgated under the Commodity Exchange Act, as amended (the “CEA”), by the Commodity Futures Trading Commission (the “CFTC”). With respect to each Fund, Viking Management has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the CEA and, therefore, is not subject to registration or regulation as a commodity pool operator thereunder.

Subject to specific requirements that apply to certain transactions under various circumstances, the Securities and Exchange Commission (“SEC”) generally requires that when investment companies, such as a Fund, effect certain transactions of the foregoing nature, they must own either (a) an offsetting position for the same type of financial asset or (b) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Assets used as offsetting positions, designated on a Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

In the case of futures contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a futures or forward contract at the time of valuation) while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

When effecting transactions in futures contracts and options on futures, a Fund will comply with relevant segregation or cover requirements, as applicable. In addition, it is possible that rules and regulations adopted as the result of a new regulatory framework for the derivatives market may impact the Funds’ hedging strategies.

Cybersecurity risk

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and financial risks through breaches in cybersecurity. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cybersecurity issues may result in, among other things, financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers, financial intermediaries, entities in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks, resulting in losses to a Fund or its shareholders. There can be no guarantee that any risk management systems established to address to reduce cybersecurity risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders.

Liquidity risk

Liquidity risk is the risk that a Fund may not be able to sell a holding in a timely manner at a desired price. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in securities. The secondary market for certain municipal securities tends to be less developed and liquid than many other securities markets, which may adversely affect a Fund’s ability to sell such municipal securities at attractive prices. Moreover, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. As a result, a Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of securities to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the securities’ prices and hurt performance.

Valuation risk

The sales price a Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Illiquid and Restricted Securities

Each Fund is subject to limitations regarding the purchase of illiquid securities as set forth under “Fund Policies” below. The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities include:

•	repurchase agreements not entitling the holder to payment of principal within seven days;

•	securities which are not readily marketable; and

•

except as otherwise determined by Viking Management, securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “1933 Act”) (“restricted securities”).

Limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Investment Adviser to be liquid, can become illiquid.

The Board of Trustees (the “Board”) has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Investment Adviser, pursuant to guidelines approved by the Board. The Investment Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Investment Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to:

•	the frequency of trades and quotations for the security;

•	the number of dealers willing to purchase or sell the security and the number of other potential buyers;

•	the willingness of dealers to undertake to make a market in the security; and

•	the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Investment Adviser may determine that the securities are not illiquid.

Repurchase Agreements

Each Fund may enter into repurchase agreements, subject to the applicable limitations regarding repurchase agreements as set forth under “Fund Policies” below. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period and the seller would agree to repurchase such security at the Fund’s cost plus interest within a specified time (generally one day). Under the 1940 Act, repurchase agreements are considered loans by the Fund. A Fund will not enter into any repurchase agreement in an amount which would jeopardize the Fund’s status as a regulated investment company or its ability to distribute tax-exempt dividends. Although a Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions, it is each Fund’s present intention to enter into repurchase agreements only with respect to obligations of the U.S. Government or its agencies or instrumentalities and with respect to its relevant state’s Municipal Securities. The Funds’ custodian will hold the securities underlying any repurchase agreement in a segregated account. Repurchase agreements involve credit risk. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, a Fund may have difficulties in exercising its rights to the underlying securities. A Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security purchased by a Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty may help reduce counterparty insolvency risk with respect to repurchase agreements. In addition, to the extent that proceeds from any sale upon a default are less than the repurchase price, a Fund could suffer a loss.

Leverage Transactions

As described below, the Funds may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Lending portfolio securities and entering into purchasing securities on a when-issued, delayed delivery or forward commitment basis are transactions that result in leverage. A Fund uses these investment techniques only when the Investment Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

Securities Lending

Securities loans must be continuously collateralized and the collateral must have market value at least equal to the value of a Fund’s loaned securities, plus accrued interest. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. A Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time and the borrowed securities must be returned when the loan is terminated.

When-Issued Securities and Forward Commitments

Each Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a “forward commitment” basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment on the securities take place at a later date. Normally the settlement occurs within 45 days after the transaction, but delayed settlements beyond 45 days may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. Each Fund may enter into such “forward commitments” if it holds and maintains until the settlement date in a segregated account with its custodian, cash or high-grade, short-term obligations in an amount at least equal at all times to the amount of its purchase commitment. Subject to applicable law, there is no percentage limitation on the total assets which may be invested in forward commitments. Forward commitments involve a risk of loss if the value of the Municipal Securities or other security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. Forward commitments also involve the risk that should the securities ultimately not be issued or delivered and the price of comparable securities has increased, the cost of substitute securities having comparable par amounts, ratings and yields will be greater than originally contracted for. Although each Fund will generally enter into forward commitments with the intention of acquiring the securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. Each Fund may realize short-term profits or losses upon the sale of forward commitments, which profits or losses may constitute capital gains or ordinary income depending upon a number of factors, including the number of sales of such commitments.

Leverage Risk

Leverage creates the risk of magnified capital losses. Losses incurred by a Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund’s securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced and, if the interest expense on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Accounts

In order to attempt to reduce the risks involved in various transactions involving leverage, each Fund’s custodian will set aside and maintain, in a segregated account, cash and liquid securities to the extent required by applicable law.

Investment Policies of the Funds

Kansas Municipal Fund

It is a fundamental investment policy of the Kansas Municipal Fund (the “Kansas Fund” or a “Fund”) that, under normal market conditions, at least 80% of the Kansas Fund’s assets (including any borrowings for investment purposes) will be invested in “Kansas Municipal Securities” which generate income that is exempt (in the opinion of bond counsel) from both federal income tax and Kansas income tax. The Kansas Fund may, however, invest up to 20% of its assets in securities, the interest income on which is subject to federal income tax and Kansas income tax.

“Kansas Municipal Securities” refers to debt obligations, the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from both federal income taxation and Kansas income taxation. Kansas Municipal Securities generally include debt obligations of the State of Kansas, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and tax-exempt commercial paper issued by such entities and obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam. The Kansas Fund will not invest more than 15% of its total assets in Kansas Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, or Guam.

Maine Municipal Fund

It is a fundamental policy of the Maine Municipal Fund (the “Maine Fund” or a “Fund”) that, under normal market circumstances, at least 80% of such Fund’s assets (including any borrowings for investment purposes) will be invested in “Maine Municipal Securities” which generate income that is exempt (in the opinion of bond counsel) from both federal income tax and Maine income tax. The Maine Fund may, however, invest up to 20% of its assets in securities, the interest income on which is subject to federal income tax and Maine income tax.

“Maine Municipal Securities” refers to debt obligations of Maine, its political subdivisions, municipalities, and authorities the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation and Maine income taxation. Maine Municipal Securities generally include debt obligations of the State of Maine, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and commercial paper issued by such entities. Maine Municipal Securities may also include obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam, the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation. The Maine Fund will not invest more than 30% of its total assets in Maine Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, or Guam.

Nebraska Municipal Fund

It is a fundamental policy of the Nebraska Municipal Fund (the “Nebraska Fund” or a “Fund”) that, under normal circumstances, at least 80% of the Nebraska Fund’s assets (including any borrowings for investment purposes) will be invested in “Nebraska Municipal Securities” which generate income that is exempt (in the opinion of bond counsel) from both federal income tax and Nebraska income tax. The Fund may, however, invest up to 20% of its assets in securities, the interest income on which is subject to federal income tax and Nebraska income tax.

“Nebraska Municipal Securities” refers to debt obligations, the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from both federal income taxation and Nebraska income taxation. Nebraska Municipal Securities generally include debt obligations of the State of Nebraska, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and tax-exempt commercial paper issued by such entities. Nebraska Municipal Securities also include obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam, the interest on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation. The Nebraska Fund will not invest more than 15% of its total assets in Nebraska Municipal Securities that are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, or Guam.

New Hampshire Municipal Fund

It is a fundamental policy of the New Hampshire Municipal Fund (the “New Hampshire Fund” or a “Fund”) that, under normal market circumstances, at least 80% of the New Hampshire Fund’s net assets (including any borrowings for investment purposes) will be invested in “New Hampshire Municipal Securities” which generate income that is exempt (in the opinion of bond counsel) from both federal income tax and the state’s income tax, which refers to the interest and dividends tax of such state. The Fund may, however, invest up to 20% of its assets in securities, the interest income on which is subject to federal income tax and New Hampshire interest and dividends tax.

“New Hampshire Municipal Securities” refers to debt obligations of New Hampshire, its political subdivisions, municipalities, and authorities the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation and New Hampshire interest and dividends taxation. New Hampshire Municipal Securities generally include debt obligations of the State of New Hampshire, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and commercial paper issued by such entities. New Hampshire Municipal Securities may also include obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam, the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation. The New Hampshire Fund will not invest more than 30% of its total assets in New Hampshire Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, or Guam.

Oklahoma Municipal Fund

It is a fundamental policy of the Oklahoma Municipal Fund (the “Oklahoma Fund” or a “Fund”) that, under normal market circumstances, at least 80% of the Oklahoma Fund’s assets (including any borrowings for investment purposes) will be invested in “Oklahoma Municipal Securities” which generate income that is exempt (in the opinion of bond counsel) from both federal income tax and Oklahoma income tax. The Fund may, however, invest up to 20% of its assets in securities, the interest income on which is subject to federal income tax and Oklahoma income tax.

“Oklahoma Municipal Securities” refers to debt obligations of Oklahoma, its political subdivisions, municipalities, and authorities the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation and Oklahoma income taxation. Oklahoma Municipal Securities generally include debt obligations of the State of Oklahoma, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and commercial paper issued by such entities. Oklahoma Municipal Securities may also include obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam, the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation. The Oklahoma Fund will not invest more than 30% of its total assets in Oklahoma Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, or Guam.

Securities Ratings Information

Each Fund’s investments in debt securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. In seeking to limit their credit risk, the Kansas Fund, the Maine Fund, the Nebraska Fund, the New Hampshire Fund and the Oklahoma Fund invest in Municipal Securities considered to be investment grade. For this purpose, Municipal Securities considered to be investment grade securities are rated in the top four long-term rating categories or the two highest short-term rating categories by at least one NRSRO or are unrated and determined by the Investment Adviser to be of comparable quality.

Each Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Investment Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Investment Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody’s, S&P, and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by Moody’s and S&P is included in Appendix B to this SAI. A Fund may use these ratings to determine whether to purchase, sell, or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate, and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Investment Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Investment Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates. Finally, if two or more NRSROs rate a security differently, the Investment Adviser may rely on the higher rating.

Additional Risk Considerations

An investment in the Funds is subject to a number of risks, some of which have been described in the Prospectus under the Fund Summary for each Fund and the “Risks” section. See also above for some of the risks associated with the Funds and their investment policies. In addition to the foregoing, you should note that each Fund is a series of a registered investment company, the shares of which are being offered through the same Prospectus. Accordingly, one Fund could be liable for any misstatement, inaccuracy, or incomplete disclosure in the Prospectus concerning another Fund.

As described in the Prospectus, each of the Funds invests primarily in municipal securities from a specific state. Each Fund is therefore more susceptible to political, economic, legislative, or regulatory factors adversely affecting issuers of municipal securities in its state. In addition, municipal securities include debt obligations of U.S. territories and possessions. Accordingly, the Funds may invest in municipal securities of U.S. territories and possessions (such as Puerto Rico, the U.S. Virgin Islands, and Guam) and will also be susceptible to factors affecting issuers of municipal securities in these U.S. territories and possessions. In recent years, municipal securities issued by Puerto Rico and its agencies and instrumentalities have been subject to multiple credit downgrades as a result of Puerto Rico’s ongoing fiscal challenges and uncertainty about the ability to make full repayment on these obligations. More recently, certain issuers of Puerto Rican municipal securities have failed to make payments on obligations that have come due, and additional missed payments or defaults may occur in the future. While the Kansas Fund and Nebraska Fund may invest up 15%, the Maine Fund, New Hampshire Fund, and Oklahoma Fund may invest up to 30%, of their respective total assets in the municipal securities of U.S. territories and possessions. Therefore, to the extent they invest in such securities, the Maine Fund, New Hampshire Fund and Oklahoma Fund will be more susceptible to political, economic, legislative or regulatory factors affecting issuers of municipal securities in U.S. territories and possessions, which may have a negative impact on the Fund’s respective portfolio. Set forth in Appendix A are summaries of certain factors that bear upon the risk of investing in municipal securities issued by public authorities in the states of currently offered Funds as well as Guam, Puerto Rico and the U.S. Virgin Islands.

Fund Policies

For purposes of all investment policies of a Fund: (1) the references to the 1940 Act include the rules thereunder, interpretations of the SEC, and any exemptive order upon which the Fund may rely; and (2) the references to the Code include the rules thereunder, IRS interpretations, and any private letter ruling or similar authority upon which the Fund may rely. Except as required by the 1940 Act, the Code, or as otherwise noted below, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund and the Fund’s investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders’ meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a non-fundamental policy of a Fund without shareholder approval.

Kansas Fund, Nebraska Fund, and Oklahoma Fund

Each of the above Funds, as a fundamental policy, may not, without the approval of a majority of the shares of that Fund:

(1)

borrow money, except from banks for temporary or emergency (not leveraging) purposes and then in an amount not exceeding 10% of the value of the Fund’s total assets (including the amount borrowed). Each Fund will not borrow for leveraging purposes and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce the Fund’s net income.

(2)

pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings for temporary or emergency purposes.

(3)

purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit of initial or maintenance margin by the Fund in connection with financial futures contracts and related options transactions, including municipal bond index futures contracts or related options transactions, is not considered the purchase of a security on margin.

(4)	make short sales of securities or maintain a short position for the account of the Fund including any short sales “against the box.”

(5)

underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(6)	purchase or sell real estate, but this shall not prevent the Fund from investing in securities which are secured by real estate or interest therein.

(7)

purchase or sell commodities or commodity contracts except to the extent the futures contracts and options on futures contracts a Fund may trade in are considered to be commodities or commodities contracts.

(8)

with respect to the Kansas Fund, make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to in the Prospectus. With respect to the Nebraska Fund and Oklahoma Fund, make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements.

(9)

with respect to the Kansas Fund, invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. With respect to the Nebraska Fund and Oklahoma Fund, invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities or by the state after which the Fund was named or their political subdivisions, municipalities, agencies and authorities.

(Each Fund may, from time to time, invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry.)

(10)

invest in securities of any issuer if, to the knowledge of the Fund, officers and Trustees of the Fund or officers and directors of the Investment Adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5%.

(11)	purchase securities restricted as to resale, if, as a result, such investment would exceed 5% of the value of such Fund’s net assets.

(12)

invest in (a) securities which at the time of such investment are not readily marketable, including participation interests in municipal leases, (b) securities the disposition of which is restricted under federal securities laws (as described in fundamental restriction (11) above) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% (15% in the case of the Nebraska Fund) of such Fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

(13)	with respect to the Nebraska Fund, issue senior securities, except that the Fund may borrow money (as described in fundamental restriction (1) above).

(14)

with respect to the Oklahoma Fund and Kansas Fund, invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities and except that with respect to a maximum of 50% of the Fund’s total assets, the Fund may invest up to 25% of its total assets in securities of any one issuer.

Except for restriction (1), if the percentage restrictions described above are satisfied at the time of the investment, a Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed. However, with respect to the Oklahoma Fund, restrictions (1) and (12) may not be exceeded at any time.

The following are non-fundamental investment restrictions of each Fund and may be changed by the Board of Trustees without shareholder approval.

Each Fund:

(1)

may invest in other investment companies to the extent permitted by federal law, including the 1940 Act and any rules promulgated thereunder and any such exemptions granted to the Funds by the SEC; and

(2)	will not buy or sell oil, gas or other mineral leases, rights or royalty contracts.

Investment companies in which a Fund may invest will also be subject to advisory fees and other operating expenses. Accordingly, investment by a Fund in securities issued by other investment companies will result in duplication of certain expenses.

Maine Fund and New Hampshire Fund

Each Fund, as a fundamental policy, without the approval of a majority of the shares of that Fund:

(1)

will not borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements and provided that borrowings do not exceed 33 1/3% of the Fund’s net assets.

(2)

will not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under federal securities laws.

(3)

will not make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

(4)

will not purchase or sell real estate or any interest therein, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(5)

will not purchase or sell physical commodities or contracts relating to physical commodities, except that options, futures contracts, currencies and currency-related contracts which are otherwise permissible investments will not be deemed to be physical commodities.

(6)

will not issue senior securities except pursuant to Section 18 of the 1940 Act and except that the Fund may borrow money as permitted under its investment restrictions and provided the Fund may issue additional series or classes that the Board may establish.

(7)

will not purchase securities, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and municipal securities, if, immediately after each purchase, more than 25% of the Fund’s total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry. For this purpose, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries.

(Each Fund may, from time to time, invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry.)

The following are non-fundamental investment restrictions of each Fund and may be changed by the Board of Trustees without shareholder approval. As non-fundamental investment policies, each Fund may not:

(1)

pledge, mortgage, or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities, and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

(2)

purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities and the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

(3)

purchase securities for investment while any borrowing equaling 10% or more of the Fund’s total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund’s total assets.

(4)	acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than:

(a)

15% of the Fund’s net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act (“Restricted Securities”); or

	(b)	10% of the Fund’s total assets would be invested in Restricted Securities.

Further, as a non-fundamental investment policy, each Fund may invest in other investment companies to the extent permitted by federal law, including the 1940 Act and any rules promulgated thereunder and any such exemptions granted to the Funds by the SEC.

Temporary Defensive Positions

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Each Fund may therefore invest up to 100% of its assets in money market mutual funds and short-term high quality taxable fixed income securities or hold up to 100% of its assets in cash during periods of abnormal market conditions. In addition, pending the investment in municipal securities or to avoid liquidating portfolio securities to meet shareholder redemptions, each Fund may invest up to 20% of its assets in money market mutual funds and taxable fixed income securities or cash. The taxable obligations or securities a Fund may purchase for temporary liquidity purposes or temporary defensive purposes include: obligations of the U.S. government, its agencies or instrumentalities; debt securities rated within the three highest grades by independent rating agencies; commercial paper; certificates of deposit; time deposits; bankers’ acceptances; repurchase agreements; obligations of the relevant state with respect to these investments; and money market mutual funds. During these periods, a Fund may not be able to achieve its investment objective.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish a Fund’s objective in relation to anticipated movements in the general level of interest rates, but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Investment Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of municipal securities or changes in the investment objectives of investors.

Each Fund’s investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Fund is known as “portfolio turnover” and may involve the payment by the Fund of dealer mark-ups or underwriting commissions and other transaction costs, on the sale of securities, including municipal securities, as well as on the reinvestment of the proceeds in other securities. Each Fund anticipates that its annual portfolio turnover rate will not exceed 75%. Portfolio turnover rate for a fiscal year is the ratio of the lesser of the dollar amount of the purchases or sales of portfolio securities to the monthly average of the value of portfolio securities excluding securities whose maturities at acquisition were one year or less. Each Fund’s portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Frequent changes in a Fund’s portfolio securities may result in higher transaction costs for the Fund.

Disclosure of Portfolio Holdings

The Funds’ Board of Trustees has adopted Portfolio Holdings Disclosure Policies and Procedures (the “Policy”) to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Investment Adviser, the Funds’ principal underwriters, or affiliated persons of the Funds, investment advisers, or principal underwriters.

The Policy is intended to prevent the misuse of material non-public information regarding the portfolio holdings of the Fund (“Holdings Information”). Holdings Information will be disclosed to select third parties only when the Funds have a legitimate business purpose for doing so and the Recipients (as defined below) are subject to a duty of confidentiality (including a duty not to trade based on the non-public information). Under the Policy, the receipt of compensation by a Fund, the Investment Adviser, or an affiliate as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose. Recipients will receive Holdings Information only after furnishing written assurances to the Investment Adviser and/or the Funds that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be prohibited from trading based on the Holdings Information. In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Investment Adviser’s fiduciary duties and the Investment Adviser’s and Fund’s obligations to prevent the misuse of material, non-public information.

Pursuant to the Policy, the Funds, the Investment Adviser, and their agents are obligated to:

•	act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	ensure that Holdings Information is not provided to a favored group of clients or potential clients; and

•	adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of listings of portfolio holdings for the Funds by the Investment Adviser and the Funds:

Internet Site and Quarterly Advertisements

The Funds are allowed to post up to the top 25 holdings for each Fund on the Internet at www.integrityvikingfunds.com. This Holdings Information may be updated daily. The Funds also may advertise up to the top 25 holdings quarterly through printed material, which is also posted on the Internet site. This printed material is updated as of the end of the calendar quarter and is available within fifteen days of each quarter end. The Holdings Information posted on the Internet and listed in the printed advertisement material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund and (1) may include the name of the security, the CUSIP, SEDOL, and/or ticker symbol, the number of shares held by the Fund, the percentage weight of such security within the Fund, and the cumulative percentage weight of each additional security in the Fund listed and (2) will contain appropriate disclaimers. The Investment Adviser will seek to post the Holdings Information on its public Internet site in a format that cannot be easily modified by viewers.

SEC Filings

The Funds must disclose their complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter end of the Funds’ fiscal year and the Form N-CSR for the second and fourth quarter of the Funds’ fiscal year. The Form N-Q report is not required to be mailed to shareholders, but is available to the public through the SEC electronic filings.

The Funds must provide either complete portfolio holdings or summaries of their portfolio holdings to shareholders in tabular or graphical format by identifiable categories (i.e., industry sector, geographic region, credit quality, or maturity) according to the percentage of net assets. SEC Regulation S-X generally requires at least disclosure of the top 50 holdings (based on percentage of net assets) and any investment exceeding 1% of the Fund’s net asset value.

Other Disclosures

To the extent that the Policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, subject to applicable law, the portfolio manager for the Fund may request that the holding be withheld from the portfolio holdings information if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the Investment Adviser Chief Compliance Officer (or his/her designee).

Each of the Investment Adviser’s officers (“Designated Persons”) may authorize providing non-public Holdings Information of the Funds that is current as of one business day after the month-end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who (i) specifically request the more current non-public Holdings Information for a legitimate business purpose which is not inconsistent with the Funds’ legitimate business purpose, and (ii) execute a Use and Nondisclosure Agreement (each, a “Nondisclosure Agreement”), and abide by its trading restrictions. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Funds’ trading strategies or pending transactions. The following parties currently receive non-public Holdings Information regarding one or more of the Funds on an ongoing basis pursuant to a Nondisclosure Agreement: Bloomberg; FactSet; and Lipper.

Designated Persons may approve the distribution in an electronic format of Holdings Information posted on the public website of the Funds to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

Occasions may arise where a Designated Person, the Investment Adviser, the Funds or an affiliate may have a conflict of interest in connection with a Recipient’s request for disclosure of non-public Holdings Information. In order to protect the interests of shareholders and the Funds and to ensure no adverse effect on the shareholders or the Funds, in the limited instances where a Designated Person is considering releasing non-public Holdings Information, the Designated Person will disclose the conflict to the Chief Compliance Officer of the Trust (“CCO”). If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of non-public Holdings Information would be in the best interests of shareholders and the Funds, and will not adversely affect the shareholders or the Funds, the CCO may approve the disclosure. The CCO will document in writing any such exception (which identifies the legitimate business purpose for the disclosure) and will provide a report to the Board of Trustees for its review at a subsequent Board meeting. Any such exceptions log shall be retained in the Fund’s records.

The Investment Adviser and the Funds currently do not disclose Holdings Information except as noted above. The Funds and the Investment Adviser will not enter into any arrangement providing for the disclosure of Holdings Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information.

MANAGEMENT OF THE FUNDS

The Board of Integrity Managed Portfolios consists of five Trustees. These same individuals also serve as Trustees for the five series of The Integrity Funds and the two series of Viking Mutual Funds. Four Trustees (80% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “Independent” Trustees. The remaining Trustee is “interested” as described below.

Each Trustee serves the Funds until their termination; or until such individual’s retirement, resignation, or death; or otherwise as specified in the Fund’s organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Executive Officer of the Funds.

Note: For purposes of this section, the term “Fund Complex” refers to the five series of Integrity Managed Portfolios, the five series of The Integrity Funds, and the two series of Viking Mutual Funds.

Independent Trustees

Name Address Date of Birth Position with Trust Date Service Began Number of Funds Overseen by Trustee in Complex	Principal Occupations for Past Five Years and Other Directorships Held During Past Five Years

Orlin W. Backes(1) 948 13th Ave SW Minot, ND 58701 Birth date: May 11, 1935 Trustee Began serving Trust: January 1996 12 Funds overseen

Principal occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C. (1963 to 2012); Director/Trustee: Integrity Fund of Funds, Inc. (1995 to 2012), Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held During the Past Five Years and Not Set Forth Above: Not Applicable

Wade A. Dokken 1 North Main Street Minot, ND 58703 Birth date: March 3, 1960 Trustee Began serving Trust: February 2016 12 Funds overseen

Principal occupation(s): Member, WealthVest Financial Partners (2009 to present); Co‑President, WealthVest Marketing (2009 to present); Trustee: Integrity Managed Portfolios (2016 to present), The Integrity Funds (2016 to present), and Viking Mutual Funds (2016 to present)

Other Directorships Held During the Past Five Years and Not Set Forth Above: Not Applicable

R. James Maxson 1 North Main Street Minot, ND 58703 Birth date: December 12, 1947 Trustee Began serving Trust: January 1999 12 Funds overseen

Principal occupation(s): Attorney: Maxson Law Office (2002 to present); Director/Trustee: Integrity Fund of Funds, Inc. (1999 to 2012), Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held During the Past Five Years and Not Set Forth Above: Peoples State Bank of Velva; St. Joseph’s Community Health Foundation and St. Joseph’s Foundation; and Minot Community Land Trust

Jerry M. Stai 2405 11th Ave NW Minot, ND 58703 Birth date: March 31, 1952 Trustee Began serving Trust: January 2006 12 Funds overseen

Principal occupation(s): Faculty: Minot State University (1999 to present); Non-Profit Specialist: Bremer Bank (2006 to 2014); Director/Trustee: Integrity Fund of Funds, Inc. (2006 to 2012), The Integrity Funds (2006 to present), Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held During the Past Five Years and Not Set Forth Above: Not applicable

Interested Trustee

Name Address Date of Birth Position with Trust Date Service Began Number of Funds Overseen by Trustee in Complex	Principal Occupations for Past Five Years and Other Directorships Held During Past Five Years

Robert E. Walstad(2) 1 North Main Street Minot, ND 58703 Birth date: August 16, 1944 Trustee and Chairman Began serving Trust: January 1996 (Trustee) 12 Funds overseen

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to 2013): Viking Fund Management, LLC; Director and Chairman: Integrity Fund of Funds, Inc. (1994 to 2012); Trustee and Chairman: Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held During the Past Five Years and Not Set Forth Above: Mainstream Investors, LLC

Officers

Name Address Date of Birth Position with Trust Date Service Began	Principal Occupations for Past Five Years and Other Directorships Held

Shannon D. Radke(3) 1 North Main Street Minot, ND 58703 Birth date: September 7, 1966 President Began serving Trust: August 2009

Principal occupation(s): Governor, CEO, and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President (1999 to present): Viking Mutual Funds; President (2009 to 2012): Integrity Fund of Funds, Inc.; President (2009 to present): The Integrity Funds and Integrity Managed Portfolios

Other Directorships: Not applicable

Peter A. Quist(3) 1 North Main Street Minot, ND 58703 Birth date: February 23, 1934 Vice President Began serving Trust: January 1996

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President: Integrity Fund of Funds, Inc. (1994 to 2012); Integrity Managed Portfolios (1996 to present); The Integrity Funds (2003 to present); and Viking Mutual Funds (2009 to present)

Other Directorships: Not applicable

Adam C. Forthun(3) 1 North Main Street Minot, ND 58703 Birth date: June 30, 1976 Treasurer Began serving Trust: May 2008

Principal occupation(s): Fund Accounting Manager (2008 to present) and Chief Operating Officer (2013 to present): Integrity Fund Services, LLC; Treasurer: Integrity Fund of Funds, Inc. (2008 to 2012); Integrity Managed Portfolios and The Integrity Funds (2008 to present); and Viking Mutual Funds (2009 to present)

Other Directorships: Not applicable

Brent M. Wheeler(3)
1 North Main Street
Minot, ND 58703
Birth date: October 9, 1970

Mutual Fund Chief Compliance Officer and Secretary
Began serving Trust: October 2005 (Mutual Fund Chief Compliance Officer) and October 2009 (Secretary)

Principal occupation(s): Mutual Fund Chief Compliance Officer: Integrity Managed Portfolios (2005 to present), The Integrity Funds (2005 to present), Integrity Fund of Funds, Inc. (2005 to 2012), and Viking Mutual Funds (2009 to present); Secretary (2009 to 2012): Integrity Fund of Funds, Inc.; Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds and Viking Mutual Funds

Other Directorships: Not applicable

(1)	Mr. Backes has announced his intention to retire from the Board as of December 31, 2016. He will continue to serve on the Board until his retirement on December 31, 2016.

(2)

Trustee who is an “interested person” of the Fund as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of his ownership of a membership interest in Corridor Investors, LLC (“Corridor”), the parent company of Viking Management, Integrity Fund Services, LLC and Integrity Funds Distributor, LLC. He is also a governor of Corridor.

(3)

Shannon D. Radke, Peter A. Quist, Adam C. Forthun, and Brent M. Wheeler each own membership interests in Corridor (the parent company of Viking Management, Integrity Fund Services, LLC, and Integrity Funds Distributor, LLC). Mr. Radke and Mr. Quist are also governors of Corridor. In addition, Mr. Radke is an officer of Corridor, an officer and a governor of Viking Management, and an officer and a governor of Integrity Fund Services, LLC and Integrity Funds Distributor, LLC.

In summarizing the above information, Messrs. Backes, Dokken, Maxson, Stai and Walstad are Trustees, of three open-end investment companies advised by the Investment Adviser (representing 12 portfolios). Mr. Radke serves as President, Mr. Quist serves as Vice President, Mr. Forthun serves as Treasurer, and Mr. Wheeler serves as Secretary and Mutual Fund Chief Compliance Officer to three open-end investment companies advised by the Investment Adviser (representing 12 portfolios).

Board of Trustees

The Board of Trustees manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Independent Trustees are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency, and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate, among other things, the nature and quality of the services provided by the Investment Adviser, the performance of the Funds, the Investment Adviser’s costs and the profitability to the Investment Adviser, ancillary benefits to the Investment Adviser or its affiliates in connection with its relationship to the Funds, and the amount of fees charged in comparison to those of other investment companies.

The Role of the Board

The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day‑to‑day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s Investment Adviser, distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Investment Adviser, the distributor, the administrator, the custodian and the transfer agent. The Board has appointed various officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed the CCO, who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established two standing committees – an Audit Committee and a Governance and Nominating Committee, which are discussed in greater detail under “Board Committees” below. Eighty percent of the members of the Board are Independent Trustees, and each of the Audit Committee and Governance and Nominating Committee are comprised entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

Robert E. Walstad, the Chairman of the Board is an Interested Trustee by virtue of his ownership of a membership interest in Corridor LLC, the parent company of Viking Management, Integrity Fund Services, LLC, and Integrity Funds Distributor, LLC. He is also a governor of Corridor. Currently R. James Maxson serves as Lead Independent Trustee. The Lead Independent Trustee is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Investment Adviser, the Chairman of the Board, the committee chairmen, the CCO and the independent legal counsel to the Independent Trustees, as applicable, to determine the agenda for Board and committee meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds’ service providers, particularly the Investment Adviser; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.

The same five persons on the Board of the Trust serve on the boards of the other funds in the Fund Complex (as defined above). Given that the funds in the Fund Complex are served by the same service providers and generally face the same issues, the Board believes that this “unitary” structure promotes efficiency and consistency in the governance and oversight of the funds in the Fund Complex, and may reduce the costs, administrative burdens and possible conflicts that may result from having multiple boards comprised of different individuals.

The Trust has determined that the Board’s leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Trustees, the role of its Lead Independent Trustee described above and its “unitary” structure described above, is appropriate given the characteristics and circumstances of the Trust and the Fund Complex.

Board Oversight of Risk Management

The Board’s oversight extends to the Trust’s risk management processes. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses related matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (including, for example, but not limited to, investment risks, issuer risks, compliance risks, valuation risks, counterparty risks, operational risks, business continuity risks, and legal, compliance and regulatory risks) the oversight of different types of risks is handled in different ways. For example, the full Board as well as the committees meet regularly with the CCO to discuss compliance and operational risks. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Investment Adviser and portfolio managers on actual and possible risks affecting the Funds. They also report to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as other overall business risks that could impact the Funds. Finally, the CCO and/or other officers of the Trust report to the Board in the event that any material risk issues arise in between Board meetings.

The Board recognizes that not all risks that may affect the portfolios can be identified, that it may not be practical or cost‑effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to certain limitations.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. In addition to the information provided in the table below, listed below for each Trustee is additional information concerning the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a trustee.

Interested Trustee

Robert E. Walstad. Mr. Walstad has been engaged in the securities business since 1972. Currently, he is chairman of the board of the funds in the Integrity/Viking fund family and, until May 1, 2013, was a co-portfolio manager of the Williston Basin/Mid-North America Stock Fund and the Integrity Growth & Income Fund. He was the president of Integrity Money Management, Inc. from 1988 to 2007, and provided general direction and supervision in connection with the management of several funds in the Integrity/Viking fund family. He has also previously served as president of several funds in the Integrity/Viking fund family.

Independent Trustees

Orlin W. Backes. Mr. Backes was a member of the law firm of McGee, Hankla, Backes & Dobrovolny, P.C. from 1963 to 2012 where his practice focused on real estate, probate, and oil, gas, and mineral law. He also served as a director of First Western Bank & Trust from 1970 to 2010 and was a member of its trust committee. Mr. Backes has announced his intention to retire from the Board as of December 31, 2016. He will continue to serve on the Board until his retirement on December 31, 2016.

Wade A. Dokken. Mr. Dokken has extensive experience in the financial services business. He is currently a member of WealthVest Financial Partners, a broker-dealer focused, national annuity wholesaling firm, and is also the co-founder and co-president of WealthVest Marketing, a financial services marketing and distribution firm specializing in high quality fixed and fixed index annuities from insurance companies. From 1989 to 2000, he was an executive of American Skandia (and, from 2000 to 2003, its chief executive officer) where, among other things, he was chairman of the board of American Skandia Trust, overseeing the American Skandia mutual funds, and a member of the international board of Skandia Life, overseeing mutual fund and pension businesses throughout Europe, Asia and South America.

R. James Maxson. Mr. Maxson is currently the majority owner of Maxson Law Office, P.C. which primarily concentrates on estate planning, business planning, trusts and estates, and transactional law. Mr. Maxson currently serves on the board of directors of the Peoples State Bank of Velva, North Dakota, as well as the boards of directors of St. Joseph’s Community Health Foundation and St. Joseph’s Foundation, and the Minot Community Land Trust. He was previously chair of the Minot Area Development Corporation and the Vincent United Methodist Foundation. In addition, he is a former North Dakota State Senator, a former President of the North Dakota Trial Lawyers Association and a former Democratic National Committeeman for North Dakota.

Jerry M. Stai. Mr. Stai is on the faculty of Minot State University where he teaches accounting and finance courses, including corporate finance, investments, and financial institutions and markets.

Board Committees

The Audit Committee consists of the four Independent Trustees of the Funds: Orlin W. Backes, Wade A. Dokken, R. James Maxson and Jerry M. Stai. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices, and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent accountants the audit plan and results and recommendations following independent audits, reviews the performance of the independent accountants and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent accountants, reviews the adequacy of the Funds’ internal controls, and prepares and submits Audit Committee meeting minutes and supporting documentation to the full Board. During the Funds’ fiscal year ending July 29, 2016, the Audit Committee held three meetings.

The Governance and Nominating Committee consists of the four Independent Trustees of the Funds: Orlin W. Backes, Wade A. Dokken, R. James Maxson and Jerry M. Stai. The primary function of the Governance and Nominating Committee is to identify individuals qualified to become Board members and recommend nominations for election to the Board. The Governance and Nominating Committee also takes a leadership role in shaping the governance of the Funds. The Governance and Nominating Committee has adopted a charter and meets at least quarterly. The Governance and Nominating Committee prepares and submits meeting minutes and supporting documentation to the full Board. During the Funds’ fiscal year ending July 29, 2016, the Governance and Nominating Committee held four meetings.

When considering whether to add additional or substitute Trustees to the Board of Trustees of the Funds, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for Trustee consideration may do so by submitting a signed written request to the Funds’ Secretary at Integrity Managed Portfolios, Attention: Secretary, PO Box 500, Minot, North Dakota 58702 which includes the following information:

•	name and address of shareholder and, if applicable, name of broker or record holder;

•	number of shares owned;

•	name of fund(s) in the Integrity/Viking family of funds in which shares are owned;

•	whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Trustees;

•	the name and background information of the proposed candidates;

•	a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

Share Ownership in the Funds

For each Trustee, the dollar range of equity securities in the Funds beneficially owned by the Trustee and the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the same family of investment companies as the Trust are shown below for the calendar year ending December 31, 2015.

	Independent Trustees				Interested Trustee
	Wade A. Dokken(1)	Orlin W. Backes	R. James Maxson	Jerry M. Stai	Robert E. Walstad
Kansas Fund	None	None	None	None	None
Maine Fund	None	None	None	None	None
Nebraska Fund	None	None	None	None	None
New Hampshire Fund	None	None	None	None	None
Oklahoma Fund	None	None	None	None	None
Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by Trustee in Family of Investment Companies	None	$10,001 - $50,000	$50,001 - $100,000	$1 - $10,000	$10,001 - $50,000

(1)	Mr. Dokken did not serve as a Trustee during 2015.

As of December 31, 2015, no Independent Trustee or his immediate family members owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Compensation

For 2016, Trustees who are not considered to be “interested persons” of the Funds, as that term is defined in the 1940 Act, are paid an annual fee of $25,000 for serving as trustee on the boards of the funds in the complex. In addition, such Trustees are entitled to receive a fee of $3,500 for each meeting of the Board of Trustees (whether attendance is telephonic or in person) that is not on the regular Board of Trustees meeting schedule. For 2015, such Trustees were paid $24,000. Mr. Walstad, as an “interested person” of the Funds, receives no compensation from the Funds for serving as Trustee; however, he does receive compensation from Corridor for serving in such capacity.

The following table sets forth the compensation for service as a Trustee paid by the Kansas Fund, Nebraska Fund, Oklahoma Fund, Maine Fund, and New Hampshire Fund to each of the Trustees and the total compensation for service as a trustee paid to each Trustee by all the funds in the complex for the calendar year ended December 31, 2015. The Funds have no retirement or pension plans for their Trustees.

	Independent Trustees				Interested Trustee	Total
	Wade A. Dokken(3)	Jerry M. Stai	Orlin W. Backes	R. James Maxson	Robert E. Walstad
	Trustee	Trustee	Trustee	Trustee	Trustee, Chairman
Aggregate Compensation from the Fund(1)
Kansas Fund	$0	$1,263	$1,263	$1,263	$0	$3,789
Maine Fund	$0	$381	$381	$381	$0	$1,143
Nebraska Fund	$0	$885	$885	$885	$0	$2,655
New Hampshire Fund	$0	$106	$106	$106	$0	$318
Oklahoma Fund	$0	$911	$911	$911	$0	$2,733
Total Compensation from Funds and Fund Complex Paid to Trustees(2)	$0	$24,000	$24,000	$24,000	$0	$72,000

(1)	Based on compensation paid by the Funds to the Independent Trustees for the calendar year ended December 31, 2015, for services as a Trustee to the respective Fund.

(2)

Based on the compensation paid by the Funds and the other funds in the complex to the Trustees for the calendar year ended December 31, 2015, for services as a Trustee to the Funds and as a trustee to two other open-end funds representing, in the aggregate, 11 then-existing portfolios, including the Funds.

(3)	Mr. Dokken did not serve as a Trustee during 2015.

Code of Ethics

The Investment Adviser, Integrity Funds Distributor, LLC, and the Funds have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of a code of ethics is to avoid potential conflicts of interest and to prevent fraud, deception, or misconduct with respect to the Funds. Such codes of ethics permit personnel covered by the codes to invest in securities, including securities that may be purchased or held by the Funds, subject to the restrictions of the applicable code.

Proxy Voting Policies

To the extent a Fund invests in any voting securities, the Board of Trustees has delegated to the Investment Adviser the final authority and responsibility for voting proxies with respect to each Fund’s underlying securities holdings. In the event a Fund were to receive a proxy, the Investment Adviser may follow proxy voting guidelines developed by an independent third party such as Glass, Lewis & Co. The Trustees will review each Fund’s proxy voting records from time to time and will annually consider revising its proxy voting policy.

The Investment Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. The Investment Adviser will monitor situations that may result in a potential conflict of interest, in particular between a Fund’s shareholders and Investment Adviser or any of its affiliates or an affiliate of the Funds. If any such conflict is discovered, the issue will be examined in detail by the Investment Adviser and in such circumstances, the Investment Adviser generally will refrain from voting the proxies giving rise to conflict, until the Trustees, after consultation, instruct on an appropriate course of action to vote the proxies in the best interest of the relevant Fund.

Information on how the Funds voted proxies relating to portfolio securities during the 12‑month period ended June 30, 2016, is available without charge, upon request, by calling 800-276-1262, on the Trust’s Internet site at www.integrityvikingfunds.com, and on the SEC’s Internet site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of November 10, 2016, to the best knowledge of the respective Fund, except as set forth below, no person owned sufficient shares to be deemed to control the Fund. For purposes of the foregoing, “control” means (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgement or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.

Principal Holders

To the best knowledge of the respective Fund, as of November 10, 2016, the following persons owned, of record or beneficially, 5%, or more, or a controlling interest (ownership of greater than 25%), of the shares of the Maine Fund, Nebraska Fund, New Hampshire Fund, and Oklahoma Fund. As of November 10, 2016, no persons owned, of record or beneficially, 5% or more of the shares of the Kansas Fund. In certain cases, the Funds do not have any knowledge of who the ultimate beneficiaries are of the respective shares. A shareholder with a controlling interest could affect the outcome of proxy voting or the direction of management of the respective Fund.

Maine Fund

Name	Address	Percent Ownership

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	17.29%

First Clearing, LLC	2801 Market Street Saint Louis MO 63103	16.98%

LPL Financial	4707 Executive Drive San Diego CA 92121	6.89%

American Enterprise Investment Serv	707 2nd Ave S Minneapolis MN 55402	5.09%

Nebraska Fund

Name	Address	Percent Ownership

First Clearing, LLC	2801 Market Street Saint Louis MO 63103	19.18%

Pershing LLC	1 Pershing Plaza Jersey City NJ 07399	9.25%

National Financial Services LLC	499 Washington Blvd Jersey City NJ 07310	7.68%

LPL Financial	4707 Executive Drive San Diego CA 92121	5.36%

New Hampshire Fund

Name	Address	Percent Ownership

National Financial Services LLC	499 Washington Blvd Jersey City NJ 07310	30.74%

First Clearing, LLC	2801 Market Street Saint Louis MO 63103	11.84%

American Enterprise Investment Serv	707 2nd Ave S Minneapolis MN 55402	9.94%

LPL Financial	4707 Executive Drive San Diego CA 92121	6.55%

Oklahoma Fund

Name	Address	Percent Ownership

Pershing LLC	1 Pershing Plaza Jersey City NJ 07399	18.95%

LPL Financial	4707 Executive Drive San Diego CA 92121	12.59%

Charles Schwab Co Inc	211 Main St San Francisco CA	6.41%

Management Ownership

As of November 10, 2016, the Officers and Trustees of the Trust owned, as a group, less than 1% of the shares of each Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Since August 1, 2009, Viking Management has been retained by each Fund under an Investment Advisory Agreement to act as the Fund’s investment adviser, subject to the authority of the Board of Trustees. Prior to August 1, 2009, Integrity Money Management, Inc. (“Integrity Money Management”), a subsidiary of Integrity Mutual Funds, Inc. (“Integrity”), served as investment adviser to the Funds. However, on July 31, 2009, Integrity (as seller) generally sold its mutual fund services business to Corridor and Viking Management (collectively as buyer). Corridor is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad and Shannon D. Radke. Corridor provides investment advisory, distribution and other services to the Funds, as well as to the other funds in the Fund Complex described above under “Management of the Funds,” primarily through its subsidiaries. Viking Management has been a wholly-owned subsidiary of Corridor since July 31, 2009 and has served as investment adviser to Viking Mutual Funds since 1999.

As investment adviser, Viking Management makes the day-to-day investment decisions for the Funds and continuously reviews, supervises, and administers the Funds’ investment programs. The address of Viking Management is PO Box 500, Minot, North Dakota 58702. As indicated under “Management of the Funds” (i) Shannon D. Radke, an officer of the Trust, is also a governor, member and officer of Corridor and a governor and officer of Viking Management; (ii) Robert E. Walstad, a Trustee and Chairman of the Trust, is also a governor and member of Corridor; (iii) Peter A. Quist, an officer of the Trust, is also a member and governor of Corridor; and (iv) Adam C. Forthun and Brent M. Wheeler, officers of the Trust, are also members of Corridor.

Viking Management is responsible for (a) providing a program of continuous investment management for each Fund in accordance with the Fund’s investment objectives, policies and limitations; (b) making investment decisions for each Fund; and (c) placing orders to purchase and sell securities for each Fund. As compensation for the services provided and expenses assumed, each of the Funds has agreed to pay Viking Management an annual management fee, payable monthly, of 0.50% of the respective Fund’s average daily net assets. The Investment Advisory Agreement with each Fund will continue in effect from year to year if specifically approved by the Fund’s Trustees or the Fund’s shareholders and by the Fund’s Independent Trustees in compliance with the requirements of the 1940 Act. The Investment Advisory Agreements may be terminated without penalty upon 60 days’ written notice by either party and will automatically terminate in the event of assignment. For the period from May 1, 2012 through November 29, 2013, Viking Management contractually agreed to waive its management fee and reimburse expenses (other than taxes, brokerage fees, commissions, extraordinary or non-recurring expenses, and acquired fund fees and expenses) so that the net annual operating expenses of each Fund did not exceed 1.08% of the respective Fund’s average daily net assets. For the periods from November 30, 2013 through November 29, 2014, from November 30, 2014 through November 29, 2015, and November 30, 2015 through November 29, 2016 respectively, Viking Management contractually agreed to waive its management fee and reimburse expenses (other than taxes, brokerage fees, commissions, extraordinary or non-recurring expenses, and acquired fund fees and expenses) so that the net annual operating expenses of each Fund did not exceed 0.98% of the respective Fund’s average daily net assets. Viking Management has extended such contractual agreement for the period from November 30, 2016 through November 29, 2017. In addition, Viking Management may at its own discretion from time to time waive fees and reimburse expenses. Moreover, certain affiliated service providers, including Integrity Fund Services, LLC and Integrity Funds Distributor, LLC, may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before Viking Management waives any of its fee or reimburses any expenses to satisfy its contractual expense limitation agreement. Expenses not paid, reimbursed or otherwise assumed by Viking Management or an affiliated service provider are payable by the respective Fund.

For the three most recent fiscal years, the table below sets forth (i) the advisory fees Viking Management was entitled to; (ii) fees waived and expense reimbursements; and (iii) amounts paid net of expenses reimbursed and fees waived for the specified Funds:

	$ Earned (Gross)			Advisory Fee Waivers and Expense Reimbursements			$ Paid Net of Fees Waived and Expense Reimbursements
	7/31/2014	7/31/2015	7/29/2016	7/31/2014	7/31/2015	7/29/2016	7/31/2014	7/31/2015	7/29/2016
Kansas Fund	$304,220	$293,863	$291,410	$0	$0	$52,521	$304,220	$293,863	$238,889
Maine Fund	$86,656	$87,609	$91,228	$0	$0	$23,707	$86,656	$87,609	$67,521
Nebraska Fund	$200,943	$202,305	$214,232	$0	$0	$43,299	$200,943	$202,305	$170,933
New Hampshire Fund	$24,008	$23,516	$26,276	$0	$0	$11,931	$24,008	$23,516	$14,345
Oklahoma Fund	$196,652	$204,261	$218,519	$0	$0	$42,382	$196,652	$204,261	$176,137

Manager-of-Managers

Under each Investment Advisory Agreement, the investment adviser is authorized, at its own cost and expense, to enter into a sub-advisory agreement with a sub-adviser with respect to the respective Fund. If an investment adviser delegates portfolio management duties to a sub-adviser, the 1940 Act generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Board and by Fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

In 2009, shareholders of each Fund approved a “manager-of-managers” structure for their Fund. The Trust has received an order from the SEC permitting the Funds to be managed under a “manager-of-managers” structure (the “SEC Order”). The SEC Order generally permits Viking Management to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board of Trustees, but WITHOUT obtaining shareholder approval. If a sub-adviser is hired to provide sub-advisory services to a Fund, the Fund will provide information concerning the sub-adviser to shareholders of the Fund concerned.

Under the “manager-of-managers” structure for a Fund, Viking Management would remain the primary provider of investment advisory services to the Fund, would be permitted to hire or change sub-advisers, as appropriate, and would have ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) to oversee sub-advisers and recommend to the Board their hiring, termination and replacement. Viking Management would remain responsible for providing general management services to a Fund utilizing the manager-of-managers structure, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and, subject to review and approval of the Board of Trustees, would, among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or a part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objectives, policies and restrictions.

Principal Underwriter

Shares of each Fund are offered through Integrity Funds Distributor, LLC (the “Distributor” or “Integrity Funds Distributor”), 1 North Main Street, Minot, North Dakota 58703.

Since July 31, 2009, the Distributor has been a wholly-owned subsidiary of Corridor. Prior to July 31, 2009, the Distributor was a wholly-owned subsidiary of Integrity. Shannon D. Radke is an officer, a governor and a member of Corridor, an officer of the Trust, and an officer and governor of Integrity Funds Distributor. Peter A. Quist is a governor and a member of Corridor and an officer of the Trust. Robert E. Walstad is a governor and a member of Corridor and a Trustee and Chairman of the Trust. Adam C. Forthun and Brent M. Wheeler are officers of the Trust. See “Management of the Funds.” Mr. Radke, Mr. Walstad, Mr. Quist, Mr. Wheeler, and Mr. Forthun are each members of Corridor and, accordingly, may indirectly benefit from the payment of 12b-1 Fees (as defined in “Rule 12b-1 Plans” below) or brokerage commissions by the Funds to the Distributor.

Under the Distribution and Services Agreement between the respective Fund and the Distributor, the Distributor pays the expenses of distribution of a Fund’s shares, including preparation and distribution of literature relating to a Fund and its investment performance, advertising, and public relations material. Each Fund bears the expenses of registration of its shares with the SEC and of sending prospectuses to existing shareholders. Each Fund will pay the cost of qualifying and maintaining qualification of the shares for sale under the securities laws of the various states after the initial qualification of the shares. In addition, each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act pursuant to which the respective Fund will pay some costs of the distribution of its shares. Such Funds will each pay the Distributor annually 0.25% of the average daily net assets of respective Fund and the Distributor may in turn pay firms that sell the respective Fund’s shares an annual service fee of up to 0.25% of average daily net assets of their customer accounts in existence for more than one year for administrative and shareholder services or use some or all of such payment to pay other distribution expenses which otherwise would be payable by the Distributor. See “Rule 12b-1 Plans” below. See also “Underwriter” below for additional information regarding the Distributor and its compensation.

Each Distribution and Services Agreement continues in effect from year to year if specifically approved at least annually by the shareholders or Board of Trustees of the Fund and by the Fund’s Independent Trustees in compliance with the 1940 Act. Each such agreement may be terminated upon ninety days’ written notice by the Distributor or the applicable Fund and will automatically terminate if it is assigned.

Service Agreements

Integrity Fund Services, LLC (“Integrity Fund Services”), a wholly-owned subsidiary of Corridor and a North Dakota limited liability company affiliated with the Investment Adviser and Distributor, provides the Funds with transfer agent, accounting, and administrative services. Integrity Fund Services is located at 1 Main Street North, Minot, North Dakota 58703. Prior to July 31, 2009, Integrity Fund Services was a wholly-owned subsidiary of Integrity.

Accounting Service Provider and Administrator

As accounting service provider to the Funds, Integrity Fund Services provides accounting services that may include, but are not limited to: bond interest and amortization accruals, daily fee accruals, security valuation, calculation of daily net asset value, calculation of a daily dividend rate, and preparation of semi-annual and annual reports. As administrator for the Funds, Integrity Fund Services manages all aspects of a Fund’s operations except those provided by other service providers. For accounting and administrative services, each Fund pays to Integrity Fund Services at the end of each calendar month a flat fee plus an asset-based fee, and reimburses Integrity Fund Services for certain out-of-pocket expenses.

Transfer Agent

As transfer agent, Integrity Fund Services is responsible for, among other things, administering and/or performing transfer agent functions; for acting as service agent in connection with dividend and distribution functions; and for performing shareholder account information and administrative agent functions in connection with the issuance, transfer, and redemption or repurchase (including coordination with the Funds’ custodian) of shares. For its transfer agency services, each Fund pays Integrity Fund Services an asset-based fee, and reimburses Integrity Fund Services for certain out-of-pocket expenses.

The table below indicates the fees for accounting, administrative and transfer agency services for the fiscal years ending on the dates indicated:

	Combined Accounting Services and Administrative Services Fees*			Transfer Agency Fees*
	7/31/14	7/31/15	7/29/16	7/31/14	7/31/15	7/29/16
Kansas Fund	$58,445	$46,258	$85,301	$51,563	$40,990	$70,933
Maine Fund	$17,145	$13,983	$35,936	$10,294	$8,542	$20,134
Nebraska Fund	$35,793	$30,942	$65,966	$28,500	$25,030	$50,575
New Hampshire Fund	$3,273	$2,358	$16,485	$1,260	$992	$4,399
Oklahoma Fund	$38,495	$32,527	$67,633	$29,649	$25,885	$51,886

*	After waivers and reimbursements, if any.

Rule 12b-1 Plans

Each Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Each Fund has also entered into a related Distribution and Services Agreement with the Distributor.

Under each Plan, the applicable Fund pays the Distributor an annual fee not to exceed 0.25% of the average daily net assets of the respective Fund (the “12b-1 Fee”). The Distributor may use these 12b-1 Fees to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the Investment Adviser, banks and savings and loan institutions and their affiliates, and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship (the “Accounts”), provided that no such payment with respect to an Account shall be made until the Service Organization has been servicing such account for more than one year. To the extent any of the 12b-1 Fees are not paid to Service Organizations as a service fee, the Distributor may use such fees for its expenses of distribution of Fund shares. The 12b-1 Fees paid to the Distributor are calculated and paid monthly and the service fee to Service Organizations is calculated quarterly and paid the month following the calculation.

Each Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of such Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Qualified Trustees”). Each Fund’s Plan may be terminated at any time by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Fund’s Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees.

The table below provides the fees paid by the Funds specified, under the Plan, net of waivers, for the period indicated and the amount of fees waived by the Distributor.

	12b-1 Fees for Fiscal Year Ended 7/29/16
	Fees Before Waivers	Fees After Waivers	Fees Waived by Distributor
Kansas Fund	$145,705	$119,445	$26,260
Maine Fund	$45,614	$33,761	$11,853
Nebraska Fund	$107,116	$85,467	$21,649
New Hampshire Fund	$13,138	$7,172	$5,966
Oklahoma Fund	$109,260	$88,069	$21,191

The 12b-1 Fees paid by the Funds during the fiscal year ended July 29, 2016 were spent as follows:

	Compensation to Broker-Dealers	Promotion and Advertising	Distribution-Related Overhead	Salaries and Payroll Taxes	Absorbed by the Distributor(1)
Kansas Fund	$87,804	$1,431	$20,937	$91,093	$(81,820)
Maine Fund	$29,689	$461	$6,644	$29,018	$(32,051)
Nebraska Fund	$61,479	$1,070	$15,432	$67,366	$(59,880)
New Hampshire Fund	$20,073	$132	$1,868	$8,215	$(23,116)
Oklahoma Fund	$73,895	$1,076	$15,760	$68,526	$(71,188)

(1)

Shows the difference between 12b-1 Fees paid by the Funds and Plan expenses incurred by the Distributor. Negative amounts represent unreimbursed expenses, that is, expenses that qualified for the Plan but that were paid by the Distributor.

As of July 29, 2016, the following unreimbursed Plan expenses had been incurred by the Distributor in a previous year and carried over to future years:

	Dollar Amount	Percentage of Fund Net Assets
Kansas Fund	$(527,995)	0.87%
Maine Fund	$(29,543)	0.15%
Nebraska Fund	$(899,986)	1.95%
New Hampshire Fund	$(29,976)	0.44%
Oklahoma Fund	$(1,120,147)	2.43%

The Distributor, at its own expense, may make payments to dealers who are holders or dealers of record for accounts in one or more of the Funds. A dealer’s marketing support services may include: business planning assistance; educating dealer personnel about the Funds and shareholder financial planning needs; placement on the dealer’s preferred or recommended fund list and access to sales meetings, sales representatives, and management representatives of the dealer. The Distributor compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply only to retail sales and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs).

From time to time, the Distributor, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund. Such compensation provided by the Distributor may include financial assistance to dealers that enables the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self‑regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”). The Distributor makes payments for events it deems appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

You can ask your dealer for information about any payments it receives from the Distributor and any services provided. See also “Purchase, Redemption, and Pricing of Shares—Offering Price” and “Underwriter—Compensation—Other Compensation to Certain Dealers” for additional information regarding compensation to dealers.

Other Service Providers

Custodian

Wells Fargo Bank, NA, Trust & Custody Solutions (the “Custodian”), MAC# N9310-060, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as the custodian of the Funds and has custody of all securities and cash of the Funds. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

Independent Registered Public Accounting Firm

Each Fund’s independent registered public accounting firm is Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115. Shareholders will receive annual financial statements, together with a report of the independent registered public accounting firm and semi-annual unaudited financial statements of the Funds. The independent registered public accounting firm will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Funds.

Counsel

Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603-4080, serves as counsel for the Trust.

PORTFOLIO MANAGERS

The portfolio management team for each Fund consists of Mr. Monte Avery (Senior Portfolio Manager), Mr. Shannon D. Radke (Senior Portfolio Manager), and Mr. Josh Larson (Portfolio Manager).

Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start its Invest Center. He transferred back to Dean Witter in 1993 until joining Integrity in 1995. Since that time, Mr. Avery was a co-portfolio manager of the Montana Tax-Free Fund, Inc. and ND Tax-Free Fund, Inc. and, effective in February 2000 through July 2009, the portfolio manager to those funds. From January 1996 until September 2001 and September 2002 until it was liquidated in December 2012, he was a portfolio manager for the Integrity Fund of Funds, Inc. He had been a co-portfolio manager of the Kansas Fund, Kansas Insured Intermediate Fund, Nebraska Fund, and Oklahoma Municipal Fund since January 1996. Mr. Avery became manager of these funds in February 2000 and manager of the Maine Fund and the New Hampshire Fund in December 2003. He is currently a co-manager of the Funds, and managed or co-managed the Kansas Insured Intermediate Fund from January 1996 through September 2012. In addition, since February 2010, he has been a co-portfolio manager of various funds in the Integrity/Viking fund family. Mr. Avery was previously an employee of Integrity Money Management and, since August 1, 2009, has been an employee of Viking Management.

Mr. Radke is a governor and president of Viking Management and a governor of Corridor. He holds a Bachelor of Business Administration degree in Banking and Finance from the University of North Dakota and has been engaged in the securities business since 1988 as a broker and as operations manager and later as chief operating officer of an investment advisory firm. Mr. Radke founded Viking Management in September 1998 and has been a portfolio manager for 17 years. Currently, in addition to the Funds (which he began co-managing in November 2010), he is a  co-portfolio manager of various funds in the Integrity/Viking fund family.

Mr. Larson holds Bachelor of Science degrees in Finance and Management from Minot State University. He joined Integrity Viking Funds in 2010 in the fund accounting division and as a research analyst for certain funds advised by Viking Management. In addition, since May 2012, Mr. Larson has served as a co-portfolio manager of the Integrity Dividend Harvest Fund, since May 2013, he has served as a co-portfolio manager of the Integrity Growth & Income Fund, since November 2014, he has served as a co-portfolio manager of the Funds, and since April 2015, he has served as co-portfolio manager of the Viking Tax-Free Fund for Montana and the Viking Tax-Free Fund for North Dakota.

Other Accounts Managed and Share Ownership in the Funds Served as of July 29, 2016

The number of, and total assets in, all registered investment companies (other than the Funds), other pooled investment vehicles, and other accounts overseen by, and the dollar range of equity securities of the Funds beneficially owned by, the portfolio managers as of July 29, 2016, are as follows:

Name of Portfolio Manager	Number of Registered Investment Company Accounts (Other than the Funds) and Total Assets for Such Accounts	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets for Such Accounts	Beneficial Ownership of Equity Securities in the Funds
Monte Avery	5 accounts with assets of $729 million	None	None	None
Josh Larson	4 accounts with assets of $227 million	None	None	None
Shannon D. Radke	6 accounts with assets of $817 million	None	None	None

The advisory fee is not based on the performance of the respective account for any of the registered investment companies, other pooled investment vehicles or other accounts referred to above.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts.

The management of multiple funds and accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund or account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time, investment ideas, and investment opportunities across multiple funds and accounts.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio managers may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ code of ethics will adequately address such conflicts.

•

Each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees, including the portfolio manager, under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Each portfolio manager’s compensation is based on a fixed salary paid every other week. The portfolio managers are not compensated for client retention or on the performance of the Funds. Also, Corridor sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and a 6% match by Corridor of an employee’s gross pay as long as the employee has elected to contribute at least 6% of his or her gross pay.

In addition, Mr. Radke owns membership interests in Corridor equal to approximately 9.8% of Corridor’s total membership interests. He initially received a membership interest in 2009 in exchange for, among other things, his experience and role in the operations of Corridor. Mr. Radke also purchased a portion of his membership interests in Corridor. In connection with his role, Mr. Larson also owns a membership interest in Corridor that is equal to less than 1% of Corridor’s total membership interests.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

Municipal bonds, notes, and short-term securities in which a Fund invests are traded primarily on the over‑the‑counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. Accordingly, the Investment Adviser expects that transactions in municipal securities will be effected on a principal (as opposed to an agency) basis and does not expect to pay any brokerage commissions on such transactions. Purchases may be made from distributors, dealers, or issuers. A Fund’s cost of portfolio securities transactions will consist primarily of dealer or distributor spreads. The Funds may also pay mark‑ups on principal transactions. The Funds will not engage in principal transactions with affiliates. Commissions will be paid on the Funds’ futures and options transactions, if any.

Commissions

The Funds did not pay brokerage commissions, including to brokers affiliated with the Funds, Viking Management, Corridor, or the Distributor, during the fiscal years ended July 31, 2014, July 31, 2015, and July 29, 2016.

Brokerage Selection

Allocation of portfolio transactions to various brokers is determined by the Investment Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The Investment Adviser may consider a number of factors in determining brokers to use for a Fund’s portfolio transactions including the quality, quantity, price and nature of each firm’s professional services.

The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. The Investment Adviser may consider a broker’s services including execution, clearance procedures, and wire service quotations. The Investment Adviser may also consider statistical and other investment research information provided to the Funds and the Investment Adviser. Research services may include advice as to the value of securities; quotes to value a Fund’s assets; the advisability of investing in purchasing, or selling securities; the availability of securities, purchasers, or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors; and trends, portfolio strategy, and performance of accounts. Any research benefits derived are available for all clients of the Investment Adviser and not all the services may be used by the Investment Adviser in connection with a Fund. Since statistical and other research information is only supplementary to the research efforts of the Investment Adviser and still must be analyzed and reviewed by one of its staff, the receipt of research information is not expected to materially reduce the Investment Adviser’s expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Adviser may take into consideration that certain firms provide market, statistical, or other research information to the Funds and the Investment Adviser. The Investment Adviser and the Funds may place orders to effect purchases and sales of portfolio securities with and pay brokerage commissions to brokers that are affiliated with the Funds, the Investment Adviser, or Distributor, or selected dealers participating in the offering of a Fund’s shares. Subject to rules adopted by the SEC, a Fund may also purchase municipal securities from other members of underwriting syndicates of which the Distributor or other affiliates of the Funds are members.

The Board of Trustees has adopted certain policies which are reasonably designed to provide that the brokerage commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees, or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. Rule 17e-1 under the 1940 Act and the Funds’ related procedures also contain review requirements and require the Investment Adviser to furnish reports to the Board of Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commissions given to affiliated brokers.

If it is believed to be in the best interests of a Fund, the Investment Adviser may place portfolio transactions with brokers who provide the types of service described above, even if it means the respective Fund will have to pay a higher commission (or, if the broker’s profit is part of the cost of the security, will have to pay a higher price for the security) than another broker would have charged. This will be done, however, only if (in the opinion of the Investment Adviser) the amount of additional commission or increased cost is reasonable in relation to the value of the brokerage or research services provided, viewed in terms of that particular transaction or the Investment Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.

If purchases or sales of securities for a Fund, for one or more Funds of the Trust, investment companies or clients supervised by the Investment Adviser are considered at or about the same time, transactions in such securities will be allocated among the Funds, investment companies, and other clients in a manner deemed equitable to all by the Investment Adviser, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds.

The Funds expect that their portfolio transactions in municipal securities will generally be effected on a principal (as opposed to agency) basis and, accordingly, do not expect to incur significant brokerage commissions. Each Fund’s cost of portfolio transactions will consist primarily of dealer or underwriter spreads. The Funds may also pay mark-ups on principal transactions. Brokerage commissions will be paid on the Funds’ futures and option transactions, if any.

While the Investment Adviser will be primarily responsible for the placement of the Funds’ business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Funds.

CAPITAL STOCK

Integrity Managed Portfolios is an open-end investment company established under Massachusetts law by an Agreement and Declaration of Trust (“Trust Agreement”) dated August 10, 1990, and is the type of organization commonly known as a “Massachusetts business trust.” It is a series company as contemplated under Rule 18f-2 under the 1940 Act. Each of the Funds is a non-diversified management investment company organized as a series of the Trust. The Funds currently are the only outstanding series of the Trust. The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

The Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares, without par value, from each series that is designated by the Board of Trustees. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to such portfolio with each other share of such portfolio and to such dividends and distributions out of the income belonging to such portfolio as are declared by the Trustees. The shares do not have cumulative voting rights nor any preemptive rights or conversion rights. In case of liquidation, subject to the rights of creditors, the holders of shares of each portfolio being liquidated will be entitled to receive as a series an equal proportionate interest in the distribution out of the net assets belonging only to that portfolio. Under the Trust Agreement, expenses attributable to any specific portfolio (whether start-up for a new portfolio or on-going operating expenses) will be borne by that portfolio. Any general expenses not readily identifiable as belonging to a particular portfolio are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, usually in proportion to the portfolio’s relative net assets. The net asset value of the shares of any portfolio will be computed based only upon the net assets of such portfolio.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of a Fund, as does a partner of a partnership. The Trust Agreement contains an express disclaimer of liability on the part of Fund shareholders. Thus, the risk of Fund shareholder liability appears slight and limited to a circumstance where a Fund itself is unable to meet its obligations.

As a general matter, each Fund is not required to and does not intend to hold annual or other meetings of the respective Fund’s shareholders. However, the Trust Agreement provides for Fund shareholder voting with respect to certain matters, including: (a) the election or removal of one or more Trustees if a meeting is called for that purpose; (b) any contract as to which shareholder approval is required by the 1940 Act (unless an exemptive order or other relief provided by the SEC applies); (c) any termination or reorganization of the Trust or any Fund to the extent and as provided in the Trust Agreement; (d) any amendment of the Trust Agreement (other than amendments establishing and designating new series, abolishing a series, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity, or curing, correcting, or supplementing any provision thereof which is defective or inconsistent with the 1940 Act or with the requirements of the Code and applicable regulations for a Fund to obtain the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by more than 50% of the shares entitled to vote; (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of a Fund or the shareholders; and (f) with respect to such additional matters relating to the respective Fund as may be required by the 1940 Act (such as changes in a Fund’s investment policies and restrictions), the Trust Agreement, the by‑laws of the Trust, or any registration of a Fund with the SEC or any state or as the Trustees may consider necessary or desirable.

Meetings of shareholders may be called upon written application specifying the purpose of the meeting by shareholders holding at least 25% (or 10% if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the shares then outstanding. In connection with the shareholders’ right to remove a Trustee, shareholders will be assisted with their communication in such manner.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires, or is removed by the shareholders or a majority of the Trustees.

The Trust Agreement provides that on any matter submitted to a vote of the shareholders, all Fund shares entitled to vote, irrespective of portfolio, shall be voted in the aggregate and not by portfolio except that (a) as to any matter with respect to which a separate vote of any portfolio is required by the 1940 Act, such requirements as to a separate vote by that portfolio shall apply in lieu of the aggregate voting as described above, and (b) when the Trustees have determined that the matter affects only the interests of one or more portfolios, then only shareholders of the affected portfolios shall be entitled to vote thereon.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company with separate portfolios like this Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined below) of each portfolio “affected by” such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless the interests of each portfolio in the matter are substantially identical or the matter does not affect any interests of such portfolio. The Rule specifically exempts the selection of independent accountants, the approval of principal underwriting contracts, and the election of Trustees from such separate voting requirements. In addition, the Rule provides that a majority vote of a portfolio’s shareholders is effective approval of an advisory contract for that series, unless state law requires otherwise. In addition, changes in certain investment policies of an investment company are also subject to separate voting requirements.

The Trust Agreement provides that the presence at a meeting of shareholders in person or by proxy of shareholders entitled to vote at least thirty percent (30%) of the votes entitled to be cast on a matter (or if voting is to be by portfolio, shareholders of each portfolio entitled to vote at least thirty percent (30%) of the votes entitled to be cast by each portfolio) shall constitute a quorum. This permits a meeting of shareholders of a Fund to take place even if less than a majority of the shareholders are present on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum (the election of Trustees and the ratification of the selection of independent public accountants are examples). Some matters requiring a larger vote under the Trust Agreement, such as certain amendments of the Trust Agreement, would not be affected by this provision. This is also true with respect to matters which under the 1940 Act require the vote of a majority of the outstanding voting shares (as defined below) of the Trust or a particular portfolio.

As used in this Statement of Additional Information, the term “majority of the outstanding shares” of either the Trust or a particular Fund of the Trust means the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or of such Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund.

Under the terms of the Trust Agreement, a Trustee is liable for his own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or of law. The Trust Agreement generally provides for indemnification by the Trust of the Trustees and the officers of the Trust. Indemnification will not be provided, however, with respect to any matter as to which such person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust. In addition, such person may not be indemnified against any liability to the Trust or the Trust shareholders by reason of a final adjudication that he engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Trust Agreement also provides that any agreement or undertaking by the Trustees on behalf of the Trust is binding upon the Trust only and not on the Trustees personally. In addition, the Trust has entered into a separate Indemnification Agreement with each of the Trustees and officers of the Trust whereby the Trust has generally agreed to indemnify such persons to the fullest extent permitted by the laws of the state of Massachusetts. These Indemnification Agreements acknowledge, however, that, in certain instances, applicable law or public policy may prohibit the Trust from indemnifying its Trustees and officers.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

Purchase of Shares

Minimum Investment

The minimum initial investment for each Fund is $1,000 ($50 for the Monthomatic Investment Plan described below) and there is a $50 minimum on all additional investments (excluding reinvestment of dividends and capital gains). However, the Funds may accept investments of smaller amounts at their discretion and minimum investment amounts may be changed at any time.

Each Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation. Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed. The investor will not be assessed a CDSC if the account is redeemed.

Monthomatic Investment Plan

A shareholder may purchase Fund shares through an automatic investment program with a minimum initial investment of $50. With the Monthomatic Investment Plan (the “Monthomatic”), additional monthly investments (minimum $50) are made automatically from the shareholder’s account at a bank, savings and loan association, or credit union into the shareholder’s Fund account. By enrolling in the Monthomatic, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House (“ACH”) debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. A shareholder may terminate the Monthomatic by sending written notice to the Transfer Agent. See “Shareholder Information—Purchase of Fund Shares—Systematic Investing–The Monthomatic Investment Plan” in the Prospectus for additional information.

Exchange Privilege

A shareholder may exchange shares between any funds in the Integrity/Viking family of funds (the “Integrity/Viking funds”) with an up-front sales charge structure without paying any additional sales charges. Exchange purchases are subject to the minimum investment requirements of the fund purchased. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

Each exchange involves the redemption of fund shares to be exchanged and the purchase of fund shares. As a result, any gain or loss on the redemption of fund shares exchanged is reportable on the shareholder’s federal income tax return. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders in states where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the applicable Integrity/Viking fund and consider the differences between it and the fund whose shares he or she owns before making an exchange. For further information on how to exercise the exchange privilege, please contact Integrity Fund Services.

Sales Charge Reductions and Waivers

Letters of Intent

An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Integrity/Viking funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases (including reinvested dividends) made by an investor under the Letter of Intent, less redemptions, equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases (including reinvested dividends) exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional shares at the then current applicable offering price. Accumulated holdings (as described in the discussion below entitled “Rights of Accumulation”) eligible to be aggregated as of the day immediately before the start of the Letter of Intent period may be credited towards satisfying the Letter of Intent. An investor will be considered to have fulfilled the Letter of Intent if the value of the investor’s holdings on the last day of the Letter of Intent period equals or exceeds the intended purchase amount. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient restricted shares will be redeemed at the current net asset value to pay such charge. Each Fund reserves the right to modify or terminate this program at any time. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter of Intent when placing purchase orders during the Letter of Intent period.

Group Program

Each Fund has a group investment and reinvestment program (the “Group Program”) which allows investors to purchase shares of a Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Program of which he or she is a participant meet the cost saving criteria set forth below.

Description of Group Program—If the investor’s Group Program (such as an employee investment program) meets the requirements described below, a Fund will modify the $1,000 initial investment requirement to such minimum investment as may be determined by the Fund. The sales charge set forth in the Prospectus for each purchase by a participant of a Group Program will be based on (i) the combined current purchases of such group of shares together with (ii) the combined net asset value of shares of such group at the time of such investment. The dealer or agent, if any, through which the Group Program was initiated will be entitled to a dealer concession or agency commission based on the sales charges paid by participants of such Group Program.

Criteria for the Group Program—The cost savings criteria to a Fund that must be met in order for a Group Program to qualify for the benefits set forth above are:

•	The administrator of an investor’s investment program must have entered into an agreement with Integrity Funds Distributor.

•

Such agreement must provide that the administrator must submit a single order and make payment with a single remittance for all investments during each investment period (e.g., each pay period or distribution period) by all investors who choose to invest through the Group Program.

•

Such agreement must provide that the administrator will provide Integrity Fund Services with appropriate backup data for each participating investor in a computerized format compatible with Integrity Fund Services’ processing system.

As further requirements for obtaining these special benefits under the Group Program, each Fund requires that investments be in the form of an open account (with no share certificates being issued), that all dividends and other distributions be reinvested in additional shares without any systematic withdrawal program described herein and that the minimum new investment in shares of a Fund by each participant in an employee investment program be at least $25 per month. Each Fund reserves the right to modify or terminate this program at any time.

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares owned by you, your spouse, and your children or grandchildren if they are under the age of 21 (cumulatively, the “Investor”) in some or all of the Integrity/Viking funds to reach a breakpoint discount. Your retirement plan accounts, family trust accounts, and solely controlled business accounts may also be included. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (including reinvested dividends) or the current account market value, whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

A purchase of shares may qualify for a ROA. The applicable sales charge will be based on the total of: (i) the Investor’s current purchase of shares in the Integrity/Viking funds and (ii) the cumulative cost of shares purchased or the current market value of the shares of the Integrity/Viking funds held by the Investor, whichever is greater.

For example, if the Investor owned shares worth $40,000 at the current market value and purchased an additional $10,000 of shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for the ROA on a purchase through a broker-dealer, when each purchase is made, the individual investor or broker-dealer must provide the respective Integrity/Viking fund with sufficient information to verify that the purchase qualifies for the discount.

In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your advisor with information and records (including account statements) of all relevant accounts invested in the Integrity/Viking funds.

Each Fund reserves the right to modify or terminate this program at any time.

Investments of $500,000 or More

For each Fund, if you invest $500,000 or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge. However, you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). For each Fund, the CDSC is based on the cumulative cost of the shares being sold or the current account market value, whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions. Each time you place a redemption request, the Funds will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, the shares will be sold in the order in which they were purchased. The same method will be used if you exchange your shares into another Integrity/Viking fund.

Each Fund reserves the right to modify or terminate this program at any time.

Unit Investment Trust Reinvestment

Investors in any series of The Kansas Tax-Exempt Trust formerly sponsored by the Distributor may reinvest distributions of principal and interest from such trust in shares of the Kansas Fund with no sales charge and no minimum investment. Investors in any series of The Nebraska Tax-Exempt Trust formerly sponsored by the Distributor may reinvest distributions of principal and interest from such trust in shares of the Nebraska Fund with no sales charge and no minimum investment. Such Funds reserve the right to modify or terminate this program at any time.

Purchases Made by Certain Individuals and Institutions

Shares of each Fund may be purchased without an initial sales charge by various individuals and institutions, including:

•

current and former officers, trustees, directors, governors and employees of the Fund, its investment adviser, its principal underwriter or certain affiliated companies, for themselves, for members of their immediate families, for any company or corporation in which such persons own a 25% or greater stake, or any trust, pension, profit‑sharing or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, their parents and their siblings);

•

current and former registered representatives and employees (including their immediate families) of broker-dealers having selling group agreements with Integrity Funds Distributor (the Funds’ underwriter) or any trust, pension, profit-sharing or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, their parents and their siblings);

•

current and former employees (including their spouses and dependent children) of banks and other financial services firms that provide advisory, custody or administrative services related to the Fund pursuant to an agreement with the Fund, Corridor or one of its affiliates, or any trust, pension, profit-sharing or other benefit plan for such persons;

•	individuals and institutions purchasing shares in connection with the acquisition of the assets of or merger or consolidation with another investment company;

•

individuals and institutions acquiring shares through reinvestments of distributions from certain unit investment trusts formerly sponsored by Integrity Funds Distributor into the Kansas Fund and the Nebraska Fund;

•	investors purchasing through certain fee-based investment advisers, broker-dealers, bank trust departments and other financial services firms;

•	401(k), 403(b), 457, profit-sharing, and defined benefit plans; excluded from this waiver are SEPs, SARSEPs, and SIMPLE IRAs;

•	foundations and endowments, provided the foundation or endowment has assets of $1 million or more; and

•

persons who retain an ownership interest in or who are the beneficial owners of an interest in Corridor, for themselves or members of their immediate families, for any company or corporation in which such persons own a 25% or greater stake, or any trust, pension, profit sharing or other benefit plan for such persons.

A Fund must be notified in advance that an investment qualifies for purchase at net asset value.

The elimination of sales loads to these classes of persons is provided because of reduced sales efforts required and to encourage participation in the Funds.

State securities laws may require financial institutions purchasing for their customers to register as dealers. Financial institutions which purchase shares of the Funds for accounts of their customers may impose separate charges on these customers for account services. Corporate payroll plans which qualify as Group Programs as described above under “Sales Charge Reductions and Waivers” may also purchase shares of the Funds.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the Internet at www.integrityvikingfunds.com, from the Prospectus, or from your financial advisor.

Notification of Quantity Discounts

An investor or his or her dealer or agent must notify Integrity Fund Services whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated by Integrity Funds Distributor at any time. For more information about quantity discounts, contact the dealer or agent from which the Prospectus was obtained or Integrity Funds Distributor.

Redemption of Fund Shares

Requests to sell $100,000 or less generally can be made over the telephone by calling Integrity Fund Services at 800‑601‑5593 or with a simple letter addressed to Integrity Fund Services, LLC, P.O. Box 759, Minot, ND 58702. Sometimes, however, to protect you and the Fund, Integrity Fund Services will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

•	you are selling more than $100,000 worth of shares;

•	you want your proceeds paid to someone who is not a registered owner;

•	you want to send your proceeds somewhere other than the address of record, or pre‑authorized bank or brokerage firm account; or

•	you have changed the address on your account by phone within the last 30 days.

Payment for shares redeemed will be made in cash as promptly as practicable (but in no event later than seven days) after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer. When a Fund is requested to redeem shares for which it may not yet have received good payment (e.g., certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within fifteen calendar days).

Payment for shares redeemed may also be done through the ACH network. Redemption proceeds are sent to your bank account with the same names as the account registration through an ACH transfer.

The Funds reserve the right to redeem in-kind, that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities. Because you would receive portfolio securities in an in-kind redemption, you will still be subject to market risk and may incur transaction costs in selling the securities.

Telephone Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as the Funds take certain measures to verify telephone requests, they will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

Additional Information

Each Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders. Also, from time to time, a Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the respective Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

In order to facilitate redemptions and to eliminate the need for safekeeping, Integrity Fund Services does not issue certificates for shares of the Funds.

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (“NYSE”) is closed for trading (other than customary weekend and holiday closings) or trading is restricted, as determined by the SEC, (b) when an emergency exists, as determined by the SEC, making disposal of the Fund’s investments or the valuation of net assets not reasonably practicable, or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders. The NYSE is currently closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the applicable Fund’s portfolio securities at the time.

Each Fund allocates net interest income to those shares for which the Fund has received payment.

Systematic Withdrawal Program

The owner of $5,000 or more of shares of a Fund (which may not be in certificated form) may provide for the payment from his or her account of any requested dollar amount to his or her designated payee monthly, quarterly, semi-annually, or annually. Sufficient shares will be redeemed from the investor’s account for the designated amount (plus any applicable CDSC) so that the payee will receive it on approximately the first or the 25th of the applicable month. Dividend distributions automatically will be reinvested under this program. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. Participation in the program may be terminated at any time by the investor.

It ordinarily will be disadvantageous to an investor to purchase shares while participating in a systematic withdrawal program because he or she will be paying a sales charge to purchase shares at the same time that shares are being redeemed upon which such investor may already have paid a sales charge. Each Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days’ notice and investors may withdraw from the program at any time. For additional information, see “Shareholder Information—Redemption of Fund Shares—Systematic Withdrawal Program” in the Prospectus.

Offering Price

You may purchase shares of a Fund at the public offering price equal to the applicable net asset value per share plus an up‑front sales charge imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the shares of each of the Funds. The examples assume a purchase on July 29, 2016 of shares from the respective Fund aggregating less than $100,000, subject to the schedule of sales charges set forth in the Prospectus, at a price based on net asset value of the shares.

	Net Asset Value per Share	Per Share Sales Charge*	Per Share Offering Price to the Public	Shares Outstanding**
Kansas Fund	$11.13	$0.29	$11.42	5,436,053
Maine Fund	$11.31	$0.29	$11.60	1,787,069
Nebraska Fund	$10.82	$0.28	$11.10	4,270,592
New Hampshire Fund	$11.07	$0.28	$11.35	609,926
Oklahoma Fund	$12.10	$0.31	$12.41	3,860,797

*	2.50% of public offering price (2.56% of net asset value per share).

**	As of July 29, 2016.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with Integrity Funds Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Integrity Funds Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with Integrity Funds Distributor. Such dealer or agent may place a telephone order with Integrity Funds Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to Integrity Fund Services for shares being purchased in order for investors to receive the next determined net asset value. Reference should be made to the wire order to ensure proper settlement of the trade. Payment for shares purchased by telephone should be received within three business days. Payment must be received within seven days of the order or the trade may be canceled and the dealer or broker placing the trade will be liable for any losses.

Each Fund receives the net asset value of all its respective shares that are sold. Integrity Funds Distributor retains the full applicable sales charge (the excess of the offering price over the net amount invested) from which it pays the uniform reallowances shown in the Prospectus to investment dealers and to its salesmen who sell Fund shares. From time to time Integrity Funds Distributor may implement programs under which dealers and their representatives may be eligible to participate in which such firms may win nominal awards for certain sales efforts or under which Integrity Funds Distributor will reallow additional concessions to any dealer that sponsors sales contests or recognition programs conforming to criteria established by Integrity Funds Distributor or participates in sales programs sponsored by Integrity Funds Distributor. These programs will not change the price that an investor pays for shares or the amount that a Fund will receive from such sale. See also “Investment Advisory and Other Services—Rule 12b-1 Plans” and “Underwriter” for additional information regarding fees paid to broker-dealers and others.

For each Fund, if you invest $500,000 or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge (although you may be subject to a CDSC as described above under “Purchase, Redemption and Pricing of Shares—Purchase of Shares—Sales Charge Reductions and Waivers”). Integrity Funds Distributor may pay a commission of 1.00%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of shares of $500,000 or more.

The Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Fund, including but not limited to market timing. Short-term or excessive trading into and out of the Fund by shareholders may present risks to other shareholders of the Fund. These risks may include disruption of portfolio management strategies, increased brokerage and administrative costs, and dilution in value of Fund shares held by long-term shareholders. Each Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders and will take other actions necessary to stop excessive or disruptive trading activities. Also, from time to time, a Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the respective Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

TAXATION OF THE FUNDS

The Funds intend to comply with Subchapter M of the Internal Revenue Code (the “Code”) that limits the aggregate value of all holdings (except U.S. Government securities, securities of other regulated investment companies, cash, and cash items, as defined in the Code) that exceed 5% of the Fund’s total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (other than U.S. Government securities or the securities of other regulated investment companies) may not exceed 25% of a Fund’s total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, up to 50% of a Fund’s total assets may be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in a Fund will entail greater risk than in a portfolio having a policy of “diversification” because a high percentage of the Fund’s assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of a Fund and consequently a greater degree of fluctuation of the Fund’s net asset value, because the Fund will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

Federal Income Taxes

Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country, or other taxing jurisdiction. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company (“RIC”) under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of its calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls and are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest, and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year; and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November, or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Under the Regulated Investment Company Modernization Act of 2010 (“Act”), funds are permitted to carry forward net capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment net capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Based on information provided by the Funds, the Funds’ capital loss carryforward amounts as of July 29, 2016 (if any) were as follows:

Capital Loss Carryforward	Kansas Fund	Nebraska Fund	Oklahoma Fund	Maine Fund	New Hampshire Fund
Expires in 2018	—	—	$260,308	—	—
Non-expiring short-term losses	$133,526	$177,427	52,527	—	12,953
Non-expiring long-term losses	89,901	84,215	43,974	—	2,789
Total	$223,427	$261,642	$356,809	$0	$15,742

Subject to certain reasonable cause and de minimis exceptions, if a Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income, including any dividends attributable to tax-exempt interest income earned by the Fund.

The remainder of this discussion is based on the assumption that each Fund will qualify at all times as a RIC.

Distributions

If, at the close of each quarter of the taxable year of a Fund, at least 50% of the value of the respective Fund’s total assets consists of tax-exempt municipal securities, then such Fund is authorized to pay exempt-interest dividends to its shareholders. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund and properly reported by the Fund as an exempt-interest dividend in written statements furnished to its shareholders. The maximum amount of dividends for a year that a Fund may designate as exempt-interest dividends is equal to its net tax-exempt interest earned from municipal securities for such year. Each Fund intends to invest in sufficient municipal securities so that it will qualify to pay exempt-interest dividends to its shareholders and to provide timely notice to its shareholders of the portion of its dividends that so qualify.

Exempt-interest dividends distributed to shareholders generally are excluded from gross income for federal income tax purposes except in the case of certain substantial users of facilities financed with the proceeds of certain of the bonds owned by the Fund and related persons. Such exempt-interest dividends may be taken into account in determining the alternative minimum tax, as discussed hereinafter. The percentage of income that is tax-exempt is generally applied uniformly to all distributions made during each calendar year and thus is an annual average for a Fund rather than a day-by-day determination for each shareholder whether received in shares or in cash.

Insurance proceeds received by a Fund under any insurance policies which represent maturing interest on defaulted obligations held by the Fund will be excludable from federal gross income if and to the same extent as such interest would have been so excludable if paid by the issuer of the defaulted obligation, provided that at the time such policies are purchased, the amounts paid for such policies are reasonable, customary, and consistent with the reasonable expectation that the issuer of the obligation, rather than the insurer, will pay debt service on the bonds.

The market discount rules of the Code apply to tax-exempt municipal securities purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor’s purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price a Fund pays for municipal securities. Market discount is taxable as ordinary income. Market discount that accretes while a Fund holds a municipal security is recognized as ordinary income by the Fund when principal payments are received on the municipal security or upon sale or at redemption (including early redemption), unless the Fund elects to include market discount in taxable income as it accrues. Distributions to shareholders of a Fund, to the extent of any market discount that is included in the Fund’s taxable income, is taxable to shareholders as ordinary income.

For both individuals and corporations, interest paid on certain “private activity bonds” issued on or after August 8, 1986, will be treated as an item of tax preference and may, therefore, be subject to the alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends paid by a Fund will be treated as interest on private activity bonds to the extent of the proportionate amount of interest on such private activity bonds received by the Fund. Such exempt-interest dividends constitute a tax preference item subject to both the individual and corporate alternative minimum tax. Each Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to bonds subject to the alternative minimum tax.

Exempt-interest dividends received by a shareholder which are not attributable to certain “private activity bonds” are not treated as a tax preference item. However, for certain corporate shareholders such dividends will be included in the computation of an adjustment item used in determining such corporation’s alternative minimum tax. The adjustment item is 75% of the excess of such corporate shareholder’s “adjusted current earnings” over its other alternative minimum taxable income with certain adjustments. Although exempt-interest dividends received by a shareholder will not be included in the gross income of corporations for federal income tax purposes, “adjusted current earnings” include most tax-exempt interest, generally including exempt-interest dividends received from the Fund. Interest on certain bonds issued during 2009 or 2010 will not be included in “adjusted current earnings.” It is unclear whether any portion of the exempt-interest dividends attributable to such bonds may be excluded from adjusted current earnings. Corporate shareholders are advised to consult their tax advisors with respect to the tax consequences of the alternative minimum tax and the branch profits tax under Section 884 of the Code.

Under Section 86 of the Code, up to 85% of a social security recipient’s benefits may be included in gross income for a benefit recipient if the sum of his adjusted gross income, income from tax-exempt sources such as tax-exempt bonds and distributions made by a Fund, plus 50% of his social security benefits exceed certain base amounts. Exempt-interest dividends from the Fund are still excluded from gross income to the extent described above; they are however included in the calculation of whether a recipient’s income exceeds certain established amounts.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, a Fund may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial development bonds held by the respective Fund or are “related persons” to such users; such persons should consult their tax advisors before investing in the respective Fund.

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Because the Funds invest in debt securities rather than stock of corporations, it is anticipated that none or only a small portion of the Fund’s distributions paid to individual shareholders will be qualified dividend income eligible for taxation at long-term capital gain tax rates.

Because the Funds do not intend to invest with a view to maximizing the portion of the Fund’s distributions qualifying for the dividends received deduction, any corporate shareholder who otherwise would qualify for the dividends received deduction should assume that dividends paid to it out of the Fund generally will not qualify for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares.

Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Income from a Fund may also be subject to a 3.8 percent “medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from a Fund are generally not included in your net investment income for purposes of this tax.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If you hold a share for six months or less, any loss incurred by you related to the disposition of such share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received. In addition, a shareholder cannot take into account any sales or similar charge incurred in acquiring shares of a Fund (a “load charge”) in computing gain or loss on the sale of shares of a Fund if the shareholder sells such shares within 90 days of the date the shares are acquired and the shareholder obtains and subsequently exercises, by January 31 of the calendar year following the calendar year of the sale, the right to reinvest in shares of any mutual fund without the payment of a load charge or with the payment of a reduced charge. (However, such charges shall be treated as incurred in connection with the reinvestment in the shares and will be included in the adjusted basis of such shares.)

Nature of Fund’s Investment

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Fund’s transactions in futures contracts and options on futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount, and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the distribution requirements for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any futures contract, option, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

Backup Withholding

The Funds may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Funds with their correct taxpayer identification number, fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Special U.S. tax certification requirements apply to non-U.S. investors. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Other Transactions

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Non-U.S. Investors

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation, or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

Income Not Effectively Connected

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income, generally not including exempt-interest dividends, will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Funds that are properly reported by the Funds as an interest-related dividend attributable to certain interest income received by the Funds or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Funds may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Funds make certain elections and certain other conditions are met.

Income Effectively Connected

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, generally not including exempt-interest dividends, and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents, and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

State Taxes

The treatment of certain dividends from each Fund under particular state taxes is discussed below. It should be noted that this treatment may change if a Fund ever fails to qualify as a RIC for federal income tax purposes or if the exempt-interest dividends paid by a Fund are not excluded from gross income for federal income tax purposes. The discussion also assumes that each Fund will meet certain reporting and filing requirements under the applicable state laws and regulations. This discussion is based on state laws as enacted and construed on the date of this SAI and in certain cases is based on administrative guidance from state revenue departments. These laws and interpretations can, of course, change at any time. Only certain specific taxes are discussed below and Fund shares and Fund distributions may be subject to other state and local taxes. In addition, the discussions below are generally limited to Fund distributions attributable to certain tax-exempt interest. Generally, other distributions from a Fund are subject to all state income taxes, except that under certain circumstances, many states do provide exemptions for distributions attributable to interest on certain United States government obligations. Additionally, you may be subject to state income tax to the extent you sell or exchange fund shares and realize a capital gain on the transaction.

Generally, unlike the federal individual income tax, state income taxes do not provide beneficial treatment of long-term capital gains, including capital gain dividends from a Fund. Further, most states restrict deductions for capital losses.

Ownership of shares in a Fund could result in other state and local income tax consequences to certain taxpayers. For example, interest expense incurred or continued to purchase or carry shares of Fund, if the Fund distributes dividends exempt from a particular state income tax, generally is not deductible for purposes of that income tax.

Prospective investors should consult their tax advisors with respect to all state and local tax issues related to the ownership of shares in a Fund and the receipt of distributions from a Fund.

Kansas Fund

Exempt interest dividends from the Kansas Fund that are excluded from gross income for federal income tax purposes and that are attributable to interest received directly by the Kansas Fund on (i) obligations of the State of Kansas or its political subdivisions issued after December 31, 1987; (ii) obligations of the State of Kansas or its political subdivisions issued prior to January 1, 1988, the interest on which is expressly exempt from income tax under Kansas law; and (iii) obligations of possessions of the United States that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Kansas on individuals, fiduciaries, and corporations (other than insurance companies, national banking associations, banks, trust companies, federally chartered savings banks, and savings and loan associations). Distributions from the Kansas Fund, including exempt-interest dividends, may be subject to the taxes imposed by the State of Kansas on insurance companies, national banking associations, banks, trust companies, federally chartered savings banks, and savings and loan associations, when received by shareholders subject to such taxes.

Maine Fund

Exempt-interest dividends from the Maine Fund that are excluded from gross income for federal income tax purposes and that are derived from interest received directly by the Maine Fund on: (i) certain obligations of the State of Maine and its political subdivisions that are exempt from Maine income taxation under Maine law; and (ii) obligations of United States possessions that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Maine on individuals, trusts, estates, and corporations. However, dividends taken into account in determining a taxpayer’s federal alternative minimum tax liability may also be taken into account in determining the taxpayer’s state minimum tax that is imposed by the State of Maine on certain corporations. Shares of the Maine Fund and dividends from the Maine Fund may also be taken into account in determining the amount of the franchise tax imposed by the State of Maine on certain financial institutions.

Nebraska Fund

Exempt-interest dividends from the Nebraska Fund that are excluded from gross income for federal income tax purposes and that are attributable to and are reported to an investor as being derived from, interest received directly by the Nebraska Fund on: (i) obligations of the State of Nebraska or its political subdivisions; and (ii) obligations of United States possessions that are exempt from state taxation under federal law are excluded from taxable income for purposes of the income tax imposed by the State of Nebraska on individuals and the income tax imposed by the State of Nebraska on certain corporations. Dividends from the Nebraska Fund could affect the maximum franchise tax rate imposed by the State of Nebraska on certain financial institutions.

New Hampshire Fund

Exempt-interest dividends from the New Hampshire Fund that are excluded from gross income for federal income tax purposes and that are derived from and are reported to an investor as being derived from, interest received directly by the New Hampshire Fund on obligations of the State of New Hampshire or its political subdivisions are excluded from income for purposes of the Income (Interest and Dividends) Tax imposed by the State of New Hampshire. In the case of corporations other than S corporations, interest on obligations of the State of New Hampshire or its political subdivisions received by the New Hampshire Fund is excluded from the portion of the gross profits of the New Hampshire Fund that a corporate shareholder is required to include in its taxable gross business profits for purposes of the Business Profits Tax imposed by the State of New Hampshire. Exempt-interest dividends from the New Hampshire Fund that are excluded from gross income for federal income tax purposes and that are attributable to obligations of United States possessions that are exempt from state taxation under federal law may be subject to the Income (Interest and Dividends) Tax imposed by the State of New Hampshire.

Oklahoma Fund

Exempt-interest dividends from the Oklahoma Fund that are excluded from gross income for federal income tax purposes and that are attributable to interest received directly by the Oklahoma Fund on: (i) obligations of the State of Oklahoma or its political subdivisions, to the extent that such interest is specifically exempt from income taxation under the laws of the State of Oklahoma; and (ii) obligations of possessions of the United States that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Oklahoma on individuals and corporations.

The tax discussion set forth above is for general information only. Annually, shareholders of a Fund receive information as to the tax status of distributions made by the Fund in each calendar year. The foregoing relates to federal and state income taxation as in effect as of the date of this SAI. Investors should consult their own tax advisors regarding the federal, state, local, foreign, and other tax consequences of an investment in a Fund, including the effects of any change or any proposed change, in the tax laws.

DIVIDENDS

All of the net investment income of each Fund is declared daily as a dividend on shares for which the applicable Fund has received payment. Net investment income of a Fund consists of all interest income earned on portfolio assets less all expenses of such Fund. Income dividends will be distributed monthly and dividends of net realized short-term and long-term capital gains, if any, would normally be paid out once a year in December. Each Fund may at any time vary the foregoing dividend practices and, therefore, each Fund reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances. In particular and without limiting the foregoing, each Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

Each Fund automatically will credit monthly distributions and any capital gain distributions to an investor’s account in additional shares of the respective Fund valued at net asset value on the date such distributions are payable, without sales charge, unless an investor notifies Integrity Fund Services to have distributions received in cash. Distributions that are reinvested are treated as cash distributions for income tax purposes.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account. If paid by check, a check will be generated on the date on which distributions are payable for dividends to be received in cash. A shareholder can expect to receive this check within seven days. If the U.S. Postal Service cannot deliver the check or if the check remains uncashed for six months, a letter will be sent to the shareholder. If the shareholder has not cashed the check or called within a month, and if such shareholder has shares in his or her account, the check will be reinvested in the shareholder’s account at the then-current net asset value. If the shareholder has a zero balance, Integrity Fund Services will contact the shareholder by phone or contact his or her broker. If the shareholder has misplaced or lost the check, a new check will be issued.

Distribution checks may be sent to parties other than the investor. Integrity Fund Services will accept a letter from the shareholder. Please attach a voided check if payable to your bank account (signature guarantee is not required). If payable to a person or address other than the person or address under which the shares are registered, a signature guarantee is required.

UNDERWRITER

Distribution of Securities

Shares of each Fund are offered on a continuous basis through Integrity Funds Distributor, a wholly-owned subsidiary of Corridor since July 31, 2009. Prior to July 31, 2009, Integrity Funds Distributor was a wholly-owned subsidiary of Integrity. See “Investment Advisory and Other Services—Principal Underwriter” above. Pursuant to a Distribution and Services Agreement with each Fund, Integrity Funds Distributor will purchase shares of the Funds for resale to the public, either directly or through securities brokers, dealers, banks, or other agents and is obligated to purchase only those shares for which it has received purchase orders. Integrity Funds Distributor has agreed to use its best efforts to solicit orders for the sale of the applicable Fund’s shares. Integrity Funds Distributor receives for its services the excess, if any, of the sales price of a Fund’s shares less the net asset value of those shares and reallows a majority or all of such amounts to the dealers who sold the shares; Integrity Funds Distributor may act as such a dealer. The staff of the SEC takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the 1933 Act.

The following table reflects the amount of underwriting commissions for each Fund specified and the amount retained by the Distributor for each of the last three fiscal years.

	Underwriting Commissions for the Fiscal Year Ended			Amount Retained by the Distributor for the Fiscal Year Ended
	7/31/14	7/31/15	7/29/16	7/31/14	7/31/15	7/29/16
Kansas Fund	$65,371	$93,558	$96,519	$14,272	$22,212	$15,809
Maine Fund	$21,798	$15,864	$45,331	$6,102	$3,296	$6,307
Nebraska Fund	$42,027	$81,661	$101,374	$10,571	$17,763	$18,149
New Hampshire Fund	$6,522	$17,700	$24,166	$1,315	$2,801	$1,267
Oklahoma Fund	$87,914	$127,446	$118,910	$20,387	$24,014	$20,198

Compensation

The following table sets forth the amount of net underwriting discounts and commissions, compensation on redemptions and repurchases, brokerage commissions, and any other compensation received by the Distributor from the respective Fund indicated below during the most recent fiscal year.

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation(1)
Kansas Fund	$15,809	$0	$0	$119,445
Maine Fund	$6,307	$0	$0	$33,761
Nebraska Fund	$18,149	$0	$0	$85,467
New Hampshire Fund	$1,267	$0	$0	$7,172
Oklahoma Fund	$20,198	$0	$0	$88,069

(1)	Integrity Funds Distributor received this amount under the 12b-1 plan of the respective Fund.

Other Compensation to Certain Dealers

The Distributor or one or more of its affiliates, at their own expense, currently provide additional compensation to certain investment dealers that sell shares of the Integrity/Viking funds. The level of payments made to a particular dealer in any given year will vary. A number of factors, as enumerated in the Prospectus, will be considered in determining the level of payments. The Distributor makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Integrity/Viking funds, including costs associated with educating a firm’s financial advisors about the features and benefits of the Integrity/Viking funds. The Distributor will, on a regular basis, determine the advisability of continuing these payments. Additionally, the Distributor or one or more of its affiliates may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Integrity/Viking funds.

In fiscal year 2017, the Distributor expects that it will pay additional compensation to the following dealers:
Ameriprise Financial, Inc.
J.P. Morgan Clearing Corp.
MSCS Financial Services, LLC
National Financial Services, LLC
Pershing, LLC
UBS Financial Services, Inc.

Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

EXPENSES OF THE FUNDS

The expenses of the Trust and of the Funds include among others:

•	organization and certain offering expenses of the Funds (including out‑of‑pocket expenses, but not including the Investment Adviser’s overhead and employee costs);

•	fees payable to the Investment Adviser and to any other Fund advisers or consultants;

•	legal expenses;

•	auditing and accounting expenses;

•	interest expenses;

•	telephone, telex, facsimile, postage, and other communications expenses;

•	taxes and governmental fees;

•	fees, dues, and expenses incurred by or with respect to the Funds in connection with membership in investment company trade organizations;

•	cost of insurance relating to fidelity coverage for the Trust’s officers and employees;

•	fees and expenses of the Funds’ administrator or of any custodian, subcustodian, transfer agent, fund accounting agent, registrar, or dividend disbursing agent of the Funds;

•	payments for portfolio pricing or valuation services to pricing agents, accountants, bankers, and other specialists, if any;

•	expenses of preparing share certificates, if any;

•	other expenses in connection with the issuance, offering, distribution, or sale of securities issued by the Funds;

•	expenses relating to investor and public relations;

•	expenses of registering shares of the Funds for sale and of compliance with applicable state notice filing requirements;

•	freight, insurance, and other charges in connection with the shipment of the Funds’ portfolio securities;

•

brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Funds, or of entering into other transactions or engaging in any investment practices with respect to the Funds;

•	expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices, and dividends to shareholders;

•	costs of stationery or other office supplies;

•	any litigation expenses;

•	costs of shareholders’ and other meetings;

•

the compensation and all expenses (specifically including travel expenses relating to the Funds’ business) of officers, Trustees, and employees of the Trust who are not interested persons of the Investment Adviser; and

•

travel expenses (or an appropriate portion thereof) of officers or Trustees of the Trust who are officers, governors, or employees of the Investment Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust with respect to matters concerning a Fund, or any committees thereof or advisers thereto.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for their most recent fiscal year appear in such Funds’ annual report, which is incorporated herein by reference. The Funds’ annual report is available without charge by calling 800-276-1262.

APPENDIX A—FACTORS PERTAINING TO STATES AND U.S. TERRITORIES

The information regarding states and U.S. territories was obtained from official statements of issuers located in the respective states and U.S. territories as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer. While the following summarizes certain information currently available from the above sources, it does not reflect economic conditions or developments that may have occurred or trends that may have materialized since the dates indicated. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of issuers of municipal securities, could affect or could have an adverse impact on the financial condition of a state and its various agencies and political subdivisions or U.S. territories and possessions. Viking Management is unable to predict whether or to what extent such factors or other factors may affect issuers of municipal securities in which a Fund invests, the market value or marketability of these municipal securities or the ability of the respective issuers of the municipal securities acquired by a Fund to pay interest on or principal of the municipal securities.

Factors Pertaining to Kansas

Since the Kansas Fund invests a significant portion of its assets in Kansas municipal securities, the Kansas Fund is susceptible to political, economic or regulatory factors affecting issuers of Kansas municipal obligations.

The State government is comprised of three branches: the Executive Branch, with the Governor as chief executive; the Legislative Branch, consisting of a Senate of 40 members and a House of Representatives of 125 members; and the Judicial Branch, which includes the Supreme Court, the Appeals Court and the District Trial Courts. The annual budget serves as the foundation of the State’s financial planning and control. On or before October 1 of even-numbered years, agencies are required to submit biennial budget estimates for the next two fiscal years to the Division of Budget. These estimates are used in preparing the Governor’s budget report. On or before the eighth calendar day of each regular legislative session, the Governor is required to submit the budget report to the Legislature. However, in the case of the regular legislative session immediately following the election of a governor who was elected to the Office of Governor for the first time, that governor must submit the budget report to the Legislature on or before the 21st calendar day of that regular session.

The Kansas economy has improved in fiscal year 2015. The Kansas Department of Labor reports Kansas gained 12,800 non-farm jobs over the last year, a .9 percent increase. Kansas has gained 12,700 private sector jobs since June 2014, a 1.1 percent increase. The unemployment rate was 4.7 percent in June 2015, compared to 4.8 percent in June 2014. There were 81,504 continued unemployment claims in June, 2015, down from 81,790 in June, 2014.

The combined net position of the State (government and business-type activities) totaled $9.75 billion at the end of 2015, compared to $11.85 billion at the end of the previous year, a decrease of 17.8 percent. The largest portion of net position reflects investment in capital assets such as land, buildings, equipment, and infrastructure (roads, bridges, and other immovable assets), less any related debt used to acquire those assets that are still outstanding. The State uses these capital assets to provide services to citizens; consequently, these assets are not available for future spending.

Differences existed between the original budget and the final budget. Revenue estimates were decreased by approximately $30.2 million and expenditure estimates were decreased by approximately $39.7 million. The original estimates provided for revenues less than expenditures of $401.6 million. The final budget provided for $392.1 million of revenues less than expenditures. Subsequently, fiscal year 2015 was closed with revenues less than expenditures of $381.9 million.

For fiscal year 2015, the governmental funds reported a combined ending fund balance of $0.9 billion, a decrease of $193.7 million in comparison with the prior year. Of the total amount, $512.0 million represents the fund balance of the Non-Major Governmental funds. The General Fund reported an unassigned fund balance for fiscal year 2015 of a negative $285.0 million, as compared to the prior year unassigned balance of a negative $5.4 million.

The General Fund is the chief operating fund of the State. At the end of the current fiscal year, unassigned fund balance of the General Fund was a negative $285.0 million, while the total fund balance was a negative $279.7 million. During fiscal year 2015, the State experienced increased revenue in income, inheritance, sales and excise taxes. During the 2012 Legislative Session, House Bill 2117 was passed and signed into law. This Bill contained a number of provisions (most of which become effective January 1, 2013) which affect Kansas income tax. The cash and investment balance is approximately $331 million lower in fiscal year 2015 than it was in fiscal year 2014.

Kansas Development Finance Authority (KDFA) is a public body politic and corporate, constituting an independent instrumentality of the State. It was created to enhance the ability of the State to finance capital improvements and improve access to long-term financing for State agencies, political subdivisions, public and private organizations, and businesses. The total long-term debt obligations increased by $2.2 billion during the current fiscal year. The key factor in this increase was the implementation of Governmental Accounting Standards Board (GASB) 68 and 71 which recorded a $1.8 billion net pension liability.

The State’s total long-term debt obligation (including bonds payable on demand) showed a net increase of $2.2 billion (56.6%) during the current year. This net increase was primarily due to the implementation of GASB 68, Accounting and Financial Reporting for Pensions and GASB 71, Pension Transition for Contributions Made Subsequent to the Measurement Date which increased long-term obligations by $1.8 billion, a $565.4 million increase in revenue bonds and the removal of Sales tax obligation bonds of $105 million.

The above information provided is only a brief summary of the complex factors affecting the financial situation in Kansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various state and local agencies in Kansas or contained in Official Statements for various Kansas municipal obligations.

Factors Pertaining to Maine

Since the Maine Fund invests a significant portion of its assets in Maine municipal securities, the Maine Fund is susceptible to political, economic or regulatory factors affecting issuers of Maine municipal obligations.

The Maine economy showed continued signs of gradual improvement since the Consensus Economic Forecasting Commission (CEFC) met in March 2015. Maine’s real GDP increased from 2013-2014, the second year in a row of GDP growth. Personal income in Maine grew 2.7 percent from 2014 to 2015, while wage and salary income, which is the largest component of total personal income, grew 1.8 percent over the same period. The Consumer Price Index was unchanged in September 2015 from a year ago, driven by declines in energy prices.

For the 2015 fiscal year, the final legally adopted budgeted expenditures for the General Fund amounted to $3.3 billion, an increase of about $62.1 million from the original legally adopted budget of approximately $3.2 billion. Actual expenditures on a budgetary basis amounted to approximately $96.7 million less than those authorized in the final budget. After deducting the encumbered obligations and other commitments that will come due in fiscal year 2015, including the budgeted starting balance for Fiscal Year 2015, there were funds remaining of $33.5 million to distribute in Fiscal Year 2015. Actual revenues exceeded final budget forecasts by $38.5 million.

When issuing General Obligation Bonds, the State of Maine pledges its full faith and credit to repay the financial obligation. Unless certain tax revenue streams are specifically restricted, states typically pledge all of their tax-raising powers to secure the obligations. The major bond rating agencies regularly assess the capacity and willingness of the State to repay its general obligation debt. Moody’s and S&P make their assessments, in large part, by examining four basic analytical areas: economy; financial performance and flexibility; debt burden; and administration. The economic base is the most critical element in determining the rating. Growth and diversity in the demographics, tax base, and employment base of the State over the last decade are indicators of future growth prospects and debt repayment capabilities. Generally, states with higher income levels and diverse economic bases have superior debt repayment capabilities and are better protected from sudden shocks or unexpected volatility in the economy. Because a strong economy does not always ensure a state’s ability to meet debt payments, the state’s financial management and performance are also key factors.

Financial analysis involves several factors, including: accounting and reporting methods; revenue and expenditure patterns; annual operating and budgetary performance; leverage and equity positions; budget and financial planning; and contingency obligations. These factors present a clear indication of the financial strengths and weaknesses of the State. The rating agencies’ analyses of these factors provide the framework for judging Maine’s capacity to manage economic, political, and financial uncertainties.

At year-end, the State had $1.7 billion in general obligation and other long-term debt outstanding. During the year, the State reduced outstanding long-term obligations by $82.1 million for outstanding general obligation bonds and $383.8 million for other long-term debt. Also during fiscal year 2015, the State incurred $501.4 million of additional long-term obligations.

The State’s credit was rated during fiscal year 2015 by Moody’s as Aa2 with a stable outlook and by S&P as AA with a stable outlook. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn. There can be no assurances that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Maine issuers may be unrelated to the creditworthiness of obligations issued by the State of Maine, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The above information provided is only a brief summary of the complex factors affecting the financial situation in Maine and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various state and local agencies in Maine or contained in Official Statements for various Maine municipal obligations.

Factors Pertaining to Nebraska

Since the Nebraska Fund invests a significant portion of its assets in Nebraska municipal securities, the Nebraska Fund is susceptible to political, economic or regulatory factors affecting issuers of Nebraska municipal obligations.

The State was admitted to the Union as the thirty-seventh state in 1867. Nebraska’s government is divided into three branches: legislative, executive and judicial. Nebraska is the only state with a Unicameral Legislature, which has 49 members elected on a non-partisan ballot. The chief executive is the governor, who is elected for a four-year term. Within the executive branch are various departments and agencies that perform a variety of functions. Since Nebraska’s Constitution generally allows no indebtedness, government expenses of such departments and agencies must be met on a pay-as-you-go basis. The State provides a full range of services including: the construction and maintenance of highways and infrastructure, education, social and health services, public safety, conservation of natural resources, economic development, and recreation facilities and development.

Budgetary control of State expenditures is maintained chiefly by three processes. First, a budget is required to be adopted through passage of appropriation bills by the Legislature. Second, the appropriated funds are allocated by program and fund type and are controlled by the executive branch through an allotment process. The Legislature may also enact a supplemental appropriation bill and other appropriation bills as it deems necessary. Finally, the State’s accounting system checks each expenditure to ensure the appropriation and allotment are not exceeded.

The General Fund operations of the State are almost entirely dependent upon the income and sales taxes the State receives each year. Such taxes represent 95 percent of all General Fund revenues. Net revenue from income taxes and sales taxes from all funds for the fiscal year ended June 30, 2015 increased $239 million from the prior year, indicating that the Nebraska economy continues to strengthen.

Long-term liabilities shown on the government-wide financial statements totaled $718 million at June 30, 2015, which is a $218 million decrease from the prior year, primarily due to a decrease in net accrued pension liability realized as a result of adopting Governmental Accounting Standards Board (GASB) 68. The remaining liabilities consist of claims payable for workers’ compensation, medical excess liability, litigation, unemployment insurance, employee health insurance, and Medicaid, in addition to the calculated amount for accrued vacation and vested sick leave due to employees when they retire.

The focus of the State’s Governmental Funds is to provide information on near-term inflows and outflows and the availability of spendable resources. At June 30, 2015, the State’s Governmental Funds reported combined ending fund balances of $3,975 million. Of this amount, $552 million is nonspendable, either due to its form or legal constraints, and $1,931 million is restricted for specific programs by external constraints, constitutional provisions, or contractual obligations. Revenue restricted by enabling legislation, and public school land lease revenues are included in restricted fund balance. An additional $827 million of total fund balance has been committed to specific purposes. Committed amounts cannot be used for any other purpose unless approved by the Legislature. An additional $50 million of total fund balance has been assigned to specific purposes, as expressed by legislative intent. The remaining $615 million is unassigned and available for appropriations.

The General Fund is the chief operating fund of the State. The major General Fund liability is the estimated tax refunds payable of $370 million. However, such refunds payable are $44 million less than the expected taxes owed the State. Other assets of the General Fund available to pay non tax-refund liabilities exceed such liabilities by $1,339 million.

Article XIII of the State’s Constitution prohibits the State from incurring debt in excess of one hundred thousand dollars. However, there is a provision in the State’s Constitution that permits the issuance of revenue bonds for: (1) construction of highways; and (2) construction of water conservation and management structures. At June 30, 2015, there was no outstanding debt for either of these purposes.

The above information provided is only a brief summary of the complex factors affecting the financial situation in Nebraska and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various state and local agencies in Nebraska or contained in Official Statements for various Nebraska municipal obligations.

Factors Pertaining to New Hampshire

Since the New Hampshire Fund invests a significant portion of its assets in New Hampshire municipal securities, the New Hampshire Fund is susceptible to political, economic or regulatory factors affecting issuers of New Hampshire municipal obligations.

As of the end of fiscal year 2015, data indicates that the State has experienced a higher growth rate than the national growth rate over the four year period (2010-2014). Partly due to the higher (comparative) growth of prior years, gross State Product for New Hampshire is currently forecasted to be below the growth rates both regionally and nationally over the next five years.

As of the close of fiscal year 2015, the State’s governmental funds reported a combined balance of all funds of $570.7 million, an increase of $26.8 million over the prior year. Within the governmental funds, fund balances for the general fund and the combined non-major governmental funds increased by $38.8 million and $24.2 million, respectively. This increase was partially offset by a decrease of fund balance of $35.4 million in the highway fund. The increase in the general fund was driven by a $40.1 million increase in unassigned fund balance, as the year ended with an unassigned fund balance of $71.3 million (including revenue stabilization balance of $22.3 million).

The State budget is prepared on a biennial basis. Prior to the start of each biennium, all departments of the state are required by law to transmit to the commissioner of the Department of Administrative Services requests for capital and operating expenses and estimates for revenue for the ensuing biennium. Following public hearings and consultation with various department heads, the Governor prepares a recommended budget. The budget is forwarded to the Legislature by February 15th of the odd year for consideration. The Legislature performs its review of the proposed budget and can make further adjustments. The budget passed by the Legislature is forwarded to the Governor to be enacted into law or to be vetoed. This usually occurs in June of that same odd numbered year.

The State’s investment in capital assets for its governmental and business-type activities as of June 30, 2015, amounted to $6.8 billion, with accumulated depreciation amounts of $3.1 billion, leaving a net book value of $3.7 billion, consistent with the prior year. The investment in capital assets includes equipment, real property, infrastructure, computer software, and construction in progress. Infrastructure assets are items that are normally immovable, of value only to the State, and include only roads and bridges. The net book value of the State’s infrastructure for its roads and bridges approximates $2.2 billion, representing a $0.1 billion increase from the prior year.

The State may issue general obligation bonds, revenue bonds, and notes in anticipation of such bonds authorized by the Legislature and Governor and Council. The State may also directly guarantee certain authority or political subdivision obligations. At the end of the current fiscal year, the State had total bonded debt outstanding of $1,490.5 million. Of this amount, $906.4 million are general obligation bonds, which are backed by the full faith and credit of the State and $155.9 million are Federal Highway Grant Anticipation Bonds (GARVEE). The remainder of the State’s bonded debt is Turnpike revenue bonds, which are secured by the specified revenue sources within the Turnpike System.

As of September 2016, all outstanding general obligation bonds of the State of New Hampshire were rated AA by S&P and Aa1 by Moody’s. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn. There can be no assurances that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New Hampshire issuers may be unrelated to the creditworthiness of obligations issued by the State of New Hampshire, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The above information provided is only a brief summary of the complex factors affecting the financial situation in New Hampshire and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in New Hampshire or contained in Official Statements for various New Hampshire municipal obligations.

Factors Pertaining to Oklahoma

Since the Oklahoma Fund invests a significant portion of its assets in Oklahoma municipal securities, the Oklahoma Fund is susceptible to political, economic or regulatory factors affecting issuers of Oklahoma municipal obligations.

The Oklahoma unemployment rate was consistently lower than that for the nation between 1997 and 2014. The national unemployment rate as of June 30, 2015 is 5.0% while Oklahoma’s still remains less at 4.3% for the same time period.

During 2014, the most recent data available, receipts from three of the five major taxes were more than revenues of the prior year. The taxes combined for $4.8 billion, or 100.7 percent of total General Revenue Fund receipts for the prior year. The total of major taxes collected increased $32 million or 0.7 percent from that of the previous year. As compared to fiscal year 2013, collections from income taxes decreased by $174 million, or 6.9 percent; sales taxes increased by $59 million, or 3.1 percent; motor vehicle taxes increased $35 million, or 18.4 percent; and gross production taxes on gas and oil increased by $112 million, or 50 percent.

The assets plus deferred outflows of resources of the state exceeded its liabilities and deferred inflows of resources at fiscal year ending June 30, 2015 by $18.8 billion (presented as "net position"). Of this amount, $1.9 billion was reported as "unrestricted net position". Unrestricted net position represents the amount available to be used to meet the state’s ongoing obligations to citizens and creditors.

B-A-1

The state's total net position increased by $1.3 billion (a 7.6% increase) in fiscal year 2015 after a 5.8% increase during the previous fiscal year. Net position of governmental activities increased by $1.3 billion (a 8.8% increase), with $837.9 million of that attributable to a decrease in net pension liability. Net position of the business-type activities showed a decrease of $20.2 million (a 0.9% decrease).

As of the close of fiscal year 2015, the state's governmental funds reported a combined ending fund balance of $7.3 billion, an increase of $314.4 million in comparison with the prior year. Of this total amount, $3.3 billion represents nonspendable fund balance, with $76.9 million being in the General Fund. Amounts that can be spent include $1.6 billion of restricted fund balance, $2.3 billion of committed fund balance, $80.5 million of assigned fund balance, and $96.3 million of unassigned fund balance. The portion of fund balance which is available is roughly 23.0% of the total governmental expenditures for the year.

The state's total long-term debt obligations showed a net decrease of $1.1 billion (36.7%) in the governmental type activities and a net decrease of $23.4 thousand (2.9%) in the business type activities during the current fiscal year. The majority of the decrease of governmental activities debt was due to an improvement in net pension liability of $837.9 million.

The focus of the state’s governmental funds is to provide information on near-term inflows, outflows, and balances of spendable resources. Such information is useful in assessing the state’s financing requirements. In particular, unassigned fund balance may serve as a useful measure of a government’s net resources available for spending at the end of the fiscal year.

As of the end of the current fiscal year, the state’s governmental funds reported combined ending fund balances of $7.3 billion, an increase of $314.4 million from the prior year. The largest portion $3.3 billion (45.2%) of this total amount constitutes nonspendable fund balance, which includes amounts that cannot be spent because they are either not in spendable form or legally or contractually required to be maintained intact. In addition $1.6 billion (21.5%) of fund balance is classified as restricted meaning that the funds can only be used for specific purposes defined by enabling legislation or externally imposed limitations. Amounts that can only be used for specific purposes pursuant to constraints of the government’s highest level of decision-making authority are reported as committed fund balance. Committed fund balance represents $2.3 billion (30.8%) of total fund balance. Amounts that are constrained by the government’s intent to be used for specific purposes, but are neither restricted or committed are reported as assigned fund balance. Assigned fund balance represents $80.5 million (1.1%) of total fund balance. The remaining funds that are not classified in any of the other four categories represent unassigned fund balance. For the fiscal year ended June 30, 2015 the state has $96.3 million (1.3%) classified as unassigned fund balance.

The General Fund is the chief operating fund of the state. At the end of the current fiscal year, the total fund balance increased $314.1 million to $4.0 billion. As a measure of the General Fund’s liquidity, it may be useful to compare the portion of fund balance not classified as nonspendable (spendable) and total fund balance to total fund expenditures. Spendable fund balance represents 23.0% of total Governmental Fund expenditures, while total fund balance represents 42.0% of that same amount.

General obligation bonds are backed by the full faith and credit of the state, including the state’s power to levy additional taxes to ensure repayment of the debt. Accordingly, all general obligation debt currently outstanding was approved by a vote of the citizens. The general obligation bonds of the state are rated “Aa2” by Moody’s, “AA+” by Fitch Investors Service, and “AA+” by S&P. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn. There can be no assurances that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Oklahoma issuers may be unrelated to the creditworthiness of obligations issued by the State of Oklahoma, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The State of Oklahoma’s total debt decreased by $1.1 billion, or 36.7%, during the current fiscal year. Business-type activities’ debt decreased by $23.4 million. The decrease in long-term obligations for governmental activities was primarily related to improvement in net pension liability, while business-type activities decreased due to ordinary amortization of existing debt.

B-A-2

The above information provided is only a brief summary of the complex factors affecting the financial situation in Oklahoma and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Oklahoma or contained in Official Statements for various Oklahoma municipal obligations.

Factors Pertaining to Guam

Each Fund may invest in Guam municipal bonds and, therefore, may be impacted by political, economic, or regulatory developments that affect issuers in Guam and their ability to pay principal and interest on their obligations. Guam is the westernmost territory of the United States of America, approximately 3,800 miles west southwest of Honolulu, Hawaii, 1,550 miles south-southeast of Tokyo, Japan and 1,600 miles east of Manila, Philippines. Guam’s location exposes it to typhoons, earthquakes and volcanic activity. Guam’s economy is largely dependent upon tourism and the United States’ military presence. Risk of future cut backs in the federal defense budget and/or military realignments could negatively affect Guam’s economy. The unemployment rate in Guam was 6.9% in March of 2015, which was above the national average of 5.5% during the same period but down from a fourteen year high of 14.6% in June 2013. The scheduled military buildup based upon a United States agreement with Japan to relocate a number of U.S. Marines and their dependents from Okinawa to Guam has been reduced and delayed yet is still expected to be the primary driver of Guam’s growth over the mid to long term. Tourist arrivals have grown given the favorable exchange rate for Asian visitors and the relative improvement in the overall global economy. Guam has made progress to eliminate its general fund deficit in part through the use of deficit reduction bonds but will continue to face increasing financial pressure from costs relating to pensions and other post-employment benefits for government employees.

As of September 2016, all outstanding general obligation bonds of Guam were rated BB- by S&P. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn. There can be no assurances that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Guam issuers may be unrelated to the creditworthiness of obligations issued by Guam, and there is no obligation on the part of the Territory to make payment on such local obligations in the event of default.

The above information provided is only a brief summary of the complex factors affecting the financial situation in Guam and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various agencies in Guam or contained in Official Statements for various Guam municipal obligations.

Factors Pertaining to Puerto Rico

Each Fund may invest in Puerto Rico municipal bonds and, therefore, may be impacted by political, economic, or regulatory developments that affect issuers in Puerto Rico and their ability to pay principal and interest on their obligations. The island has more than $70 billion of outstanding debt, with a debt-to-GDP ratio of about 68%. In February 2014, various American credit rating agencies downgraded the government's debt to non-investment grade.

Puerto Rico has been experiencing an economic depression for 11 consecutive years, starting in late 2005 after a series of deficits and the expiration of the section 936 that applied to Puerto Rico of the U.S. Internal Revenue Code. The government has also experienced 16 consecutive government deficits since 2000, exacerbating its fragile economic situation as the government issued new debt to fund the payment for maturing debt.

On June 30, 2016 President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act, or PROMESA, a law creating a federal oversight board that would negotiate the restructuring of Puerto Rico's debt. With the protection this bill gave from lawsuits, the governor of Puerto Rico, Alejandro Garcia Padilla, suspended payments due on July 1.

B-A-3

As of September 2016, all outstanding general obligation bonds of Puerto Rico were rated D by S&P and Caa3 by Moody’s. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn. There can be no assurances that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Puerto Rico issuers may be unrelated to the creditworthiness of obligations issued by Puerto Rico, and there is no obligation on the part of the Territory to make payment on such local obligations in the event of default.

The above information provided is only a brief summary of the complex factors affecting the financial situation in Puerto Rico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various agencies in Puerto Rico or contained in Official Statements for various municipal obligations of Puerto Rico.

Factors Pertaining to U.S. Virgin Islands

Each Fund may invest in U.S. Virgin Islands municipal bonds and, therefore, may be impacted by political, economic, or regulatory developments that affect issuers in the U.S. Virgin Islands and their ability to pay principal and interest on their obligations. The U.S. Virgin Islands are the easternmost territory of the United States of America, approximately 40 miles east of Puerto Rico in the Caribbean Sea. The Virgin Islands are made up primarily of four main islands: Saint Thomas, Saint John, Saint Croix, and Water Island. There are also several dozen smaller islands and the location of the U.S. Virgin Islands exposes them to hurricanes, earthquakes and volcanic activity. The Virgin Islands’ small, open economy, which is heavily dependent on tourism, rum production, and oil refining, is suffering under the weight of a trifecta of shocks that negatively impacted economic growth—the Jobs Act, the Great Recession, and the closure of HOVENSA’s petroleum refinery. Most notably, the Virgin Islands’ two flagship industries – tourism and oil refining, which are both disproportionately affected by global economic downturns and geopolitical factors – were heavily impacted, resulting in business closures and significant job losses. The impact of the recession and the HOVENSA refinery shut-down created economic and financial contractions so severe and unprecedented from which the Virgin Islands is yet to emerge. Unemployment rate in the U.S. Virgin Islands was 11.3% in August 2016, which was above the national average of 4.9% during the same period.

The above information provided is only a brief summary of the complex factors affecting the financial situation in the U.S. Virgin Islands and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various agencies in the U.S. Virgin Islands or contained in Official Statements for various municipal obligations of the U.S. Virgin Islands.

B-A-4

APPENDIX B—RATINGS OF INVESTMENTS

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”).

Description of Bond Ratings

Moody’s Long-Term Obligation Ratings

The four highest long-term ratings of Moody’s are Aaa, Aa, A, and Baa.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Note:

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P’s Long-Term Issue Ratings

The four highest long-term ratings of S&P for debt obligations are AAA, AA, A, and BBB.

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Municipal Short-Term Ratings

Moody’s Municipal Short-Term Obligation Ratings

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

B-A-5

S&P’s Municipal Short-Term Note Ratings

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Other Short-Term Debt Ratings

Moody’s Short-Term Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P’s Short-Term Issue Ratings

A-1

A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated C is currently vulnerable to non-payment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

B-A-6

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INTEGRITY MANAGED PORTFOLIOS

Kansas Municipal Fund

Nebraska Municipal Fund

Oklahoma Municipal Fund

Maine Municipal Fund

New Hampshire Municipal Fund

Annual Report

July 29, 2016

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

B-A-8

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Kansas Municipal Fund, Nebraska Municipal Fund, Oklahoma Municipal Fund, Maine Municipal Fund, and New Hampshire Municipal Fund (each a “Fund”, and collectively the “Funds”) for the year ended July 29, 2016. Each Fund’s portfolio and related financial statements are presented within for your review.

Economic Recap

U.S. economic activity continued to expand in the third quarter of 2015 as an increase in jobs and a steady unemployment rate indicated that labor market conditions improved once again according to the Federal Open Market Committee’s (“FOMC”) or (“Committee”) statement. Household spending also increased, likely driven by low energy prices.  Nevertheless, the FOMC did not believe conditions were appropriate to begin increasing the federal funds rate in the third quarter, citing international factors as a concern.  However, as economic activity continued to expand at a moderate pace in the fourth quarter, and given the considerable improvement in labor market conditions and confidence that inflation would rise over the medium term, the Committee decided to raise the target range for the federal funds rate to ¼ to ½ percent.  U.S. economic activity continued to expand at a moderate pace in the first quarter of 2016, despite global economic and financial developments, as noted by the FOMC statement in mid-March. Strong job gains indicated that labor market conditions continued to improve. Household spending also increased in the first quarter.  The FOMC’s statement in mid-June however, noted that the pace of improvement in the labor market had slowed while growth in economic activity continued to pick up.  Although the unemployment rate declined, job gains diminished in the second quarter.  Growth in household spending continued to strengthen and the housing sector continued to improve.  The Committee expected that economic activity would continue to expand at a moderate pace and labor market indicators would strengthen, however, global economic and financial developments continued to pose risks, as the Brexit vote took over headlines with Britain electing to leave the European Union.  Against that backdrop, the Committee decided to maintain the target range for the federal funds rate at ¼ to ½ percent in June.  Going forward, the Committee will continue to assess realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation.  The Committee also noted that they expect that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate.

Municipal Bond Market Recap

Municipal bonds bounced back in the third quarter of 2015 after a tough second quarter.  Interest rates fell throughout the yield curve over the quarter.  The falling rates were principally driven by uncertainty on the timing of when the FOMC would begin to increase the federal funds rate.  The 10-year muni/Treasury yield ratio was sitting at 98.6% at the end of the third quarter, continuing to offer a compelling value for municipal bond investors.  The relative cheapness of municipals to Treasuries would offer a buffer from volatility going into the fourth quarter.  Returns were again positive for the muni bond market in the fourth quarter, in what was a very stable quarter for municipal bonds.  Interest rates fell throughout the mid to long end of the yield curve, while rising on the short end of the curve on the back of the FOMC increasing the federal funds rate in December.  Issuance for the quarter came in at $71.642 billion nationally, a 25.3% decrease over the same quarter last year. With the notable drop off in supply and demand picking up in the quarter, the muni/Treasury ratio returned closer to its historical average, falling to 84.4% at the end of 2015.

A favorable supply/demand dynamic and investors seeking stability propelled municipal bonds to a strong start in the first seven months of 2016.  Municipal bonds continued their strong performance from 2015, posting back to back quarters of positive returns.  Demand remained strong with 43 consecutive weeks of positive fund flows into municipal bond funds as of the end of July, as issuance has come in slightly below last year through the first seven months of 2016.

Investors sought safety in municipal bonds even as municipal and treasury yields moved lower, while central banks around the world continued to try and stimulate growth by keeping short-term rates at or around zero.  Another contributing factor to the rally during the first seven months of the year was the United Kingdom’s vote to leave the European Union and the possible ripple effects around the world.  With fears of slowing worldwide economic growth, many analysts are forecasting a lower probability of rate hikes from the FOMC for the remainder of 2016.  With less likelihood of a move by the Fed, yields fell throughout the curve during the first seven months of the year. Even as municipal bonds have rallied they continue to offer investors value vs their Treasury counterparts with the 10 year muni/Treasury ratio sitting at 96.1% at the end of July, up from 84.4% at the end of 2015 and above its historical average.

Fund Performance and Outlook

We continue to follow a disciplined strategy of investing to maximize tax-exempt income while seeking value in the municipal market. Recent market activity and the possibility of rising rates has lead us to favor high quality, higher coupon bonds. As interest rates fluctuate, the portfolio becomes diversified with a broad range of securities that help us achieve a high level of current tax-free income for shareholders. All else equal, the shorter maturity structure and higher coupons will be more defensive, mitigating some negative impact to each Fund’s share price should a rise in rates occur.

The Kansas Municipal Fund began the period at $10.87 per share and ended the period at $11.13 per share for a total return of 5.30%*. This compares to the Barclays Capital Municipal Index’s return of 6.95%. At the end of the period the average weighted coupon and maturity of the Fund at market value was 4.90% and 12 years, respectively.

The Nebraska Municipal Fund began the period at $10.48 per share and ended the period at $10.82 per share for a total return of 5.94%*. This compares to the Barclays Capital Municipal Index’s return of 6.95%. At the end of the period the average weighted coupon and maturity of the Fund at market value was 4.79% and 14 years, respectively.

The Oklahoma Municipal Fund began the period at $11.64 per share and ended the period at $12.10 per share for a total return of 6.47%*. This compares to the Barclays Capital Municipal Index’s return of 6.95%. At the end of the period the average weighted coupon and maturity of the Fund at market value was 4.67% and 14 years, respectively.

The Maine Municipal Fund began the period at $10.99 per share and ended the period at $11.31 per share for a total return of 5.44%*. This compares to the Barclays Capital Municipal Index’s return of 6.95%. At the end of the period the average weighted coupon and maturity of the Fund at market value was 4.58% and 12 years, respectively.

The New Hampshire Municipal Fund began the period at $10.76 per share and ended the period at $11.07 per share for a total return of 5.12%*. This compares to the Barclays Capital Municipal Index’s return of 6.95%. At the end of the period the average weighted coupon and maturity of the Fund at market value was 4.42% and 12 years, respectively.

Income exempt from federal income taxes and each Fund's respective state tax (interest and dividend tax with respect to New Hampshire) with preservation of capital remains the primary objective of the Funds.

If you would like more frequent updates, please visit the Funds’ website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management, LLC (“Viking Fund Management”, “VFM”, or the “Adviser”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. For Kansas Municipal Fund, Nebraska Municipal Fund, Oklahoma Municipal Fund, Maine Municipal Fund, and New Hampshire Municipal Fund, the total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.18%, 1.21%, 1.20%, 1.29%, and 1.68%, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.98%, 0.98%, 0.98%, 0.98%, and 0.98%, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2016 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2016 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider each Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and therefore the value of bond funds decline as interest rates rise. Because each Fund invests in securities of a single state, the Funds are more susceptible to factors adversely impacting the respective state than a municipal bond fund that does not concentrate its securities in a single state.

For investors subject to the alternative minimum tax, a portion of the each Fund’s dividends may be taxable. Distributions of capital gains are generally taxable.

KANSAS MUNICIPAL FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Kansas Municipal Fund without Sales Charge	Kansas Municipal Fund with Maximum Sales Charge	Barclays Capital Municipal Bond Index
7/31/06	$10,000	$9,752	$10,000
7/31/07	$10,306	$10,050	$10,426
7/31/08	$10,604	$10,341	$10,723
7/31/09	$11,035	$10,761	$11,271
7/30/10	$11,710	$11,420	$12,303
7/29/11	$12,064	$11,764	$12,701
7/31/12	$13,037	$12,714	$14,035
7/31/13	$12,728	$12,413	$13,726
7/31/14	$13,468	$13,134	$14,723
7/31/15	$13,876	$13,532	$15,246
7/29/16	$14,612	$14,249	$16,306

Average Annual Total Returns for the periods ended July 29, 2016

					Since Inception
	1 year	3 year	5 year	10 year	(November 15, 1990)
Without sales charge	5.30%	4.71%	3.90%	3.87%	4.33%
With sales charge (3.75%)	2.66%	3.83%	3.38%	3.60%	4.23%

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.18%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.98%. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2016 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2016 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

NEBRASKA MUNICIPAL FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Nebraska Municipal Fund without Sales Charge	Nebraska Municipal Fund with Maximum Sales Charge	Barclays Capital Municipal Bond Index
7/31/06	$10,000	$9,751	$10,000
7/31/07	$10,316	$10,060	$10,426
7/31/08	$10,604	$10,340	$10,723
7/31/09	$10,997	$10,723	$11,271
7/30/10	$11,617	$11,328	$12,303
7/29/11	$11,999	$11,701	$12,701
7/31/12	$12,986	$12,664	$14,035
7/31/13	$12,472	$12,162	$13,726
7/31/14	$13,363	$13,031	$14,723
7/31/15	$13,836	$13,492	$15,246
7/29/16	$14,658	$14,293	$16,306

Average Annual Total Returns for the periods ended July 29, 2016

					Since Inception
	1 year	3 year	5 year	10 year	(November 17, 1993)
Without sales charge	5.94%	5.53%	4.08%	3.90%	3.88%
With sales charge (3.75%)	3.28%	4.63%	3.56%	3.64%	3.77%

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.21%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.98%. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2016 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2016 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

OKLAHOMA MUNICIPAL FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Oklahoma Municipal Fund without Sales Charge	Oklahoma Municipal Fund with Maximum Sales Charge	Barclays Capital Municipal Bond Index
7/31/06	$10,000	$9,754	$10,000
7/31/07	$10,310	$10,056	$10,426
7/31/08	$10,414	$10,157	$10,723
7/31/09	$10,860	$10,592	$11,271
7/30/10	$11,687	$11,399	$12,303
7/29/11	$12,172	$11,872	$12,701
7/31/12	$13,304	$12,976	$14,035
7/31/13	$12,832	$12,516	$13,726
7/31/14	$13,656	$13,319	$14,723
7/31/15	$14,041	$13,695	$15,246
7/29/16	$14,950	$14,581	$16,306

Average Annual Total Returns for the periods ended July 29, 2016

					Since Inception
	1 year	3 year	5 year	10 year	(September 25, 1996)
Without sales charge	6.47%	5.22%	4.20%	4.10%	4.18%
With sales charge (3.75%)	3.79%	4.33%	3.66%	3.84%	4.05%

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.20%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.98%. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2016 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2016 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

MAINE MUNICIPAL FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Maine Municipal Fund without Sales Charge	Maine Municipal Fund with Maximum Sales Charge	Barclays Capital Municipal Bond Index
7/31/06	$10,000	$9,750	$10,000
7/31/07	$10,289	$10,032	$10,426
7/31/08	$10,642	$10,375	$10,723
7/31/09	$11,197	$10,917	$11,271
7/30/10	$11,812	$11,517	$12,303
7/29/11	$12,107	$11,804	$12,701
7/31/12	$13,171	$12,842	$14,035
7/31/13	$12,859	$12,538	$13,726
7/31/14	$13,466	$13,129	$14,723
7/31/15	$13,785	$13,440	$15,246
7/29/16	$14,536	$14,172	$16,306

Average Annual Total Returns for the periods ended July 29, 2016

					Since Inception
	1 year	3 year	5 year	10 year	(December 5, 1991)
Without sales charge	5.44%	4.17%	3.72%	3.81%	4.53%
With sales charge (3.75%)	2.82%	3.28%	3.19%	3.55%	4.42%

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.29%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.98%. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2016 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2016 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

NEW HAMPSHIRE MUNICIPAL FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	New Hampshire Municipal Fund without Sales Charge	New Hampshire Municipal Fund with Maximum Sales Charge	Barclays Capital Municipal Bond Index
7/31/06	$10,000	$9,753	$10,000
7/31/07	$10,302	$10,047	$10,426
7/31/08	$10,686	$10,421	$10,723
7/31/09	$11,049	$10,775	$11,271
7/30/10	$11,783	$11,491	$12,303
7/29/11	$12,094	$11,795	$12,701
7/31/12	$12,945	$12,625	$14,035
7/31/13	$12,662	$12,348	$13,726
7/31/14	$13,234	$12,907	$14,723
7/31/15	$13,558	$13,223	$15,246
7/29/16	$14,253	$13,900	$16,306

Average Annual Total Returns for the periods ended July 29, 2016

					Since Inception
	1 year	3 year	5 year	10 year	(December 31, 1992)
Without sales charge	5.12%	4.03%	3.34%	3.61%	4.17%
With sales charge (3.75%)	2.46%	3.15%	2.82%	3.35%	4.06%

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.68%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.98%. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2016 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2016 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

KANSAS MUNICIPAL FUND

PORTFOLIO MARKET SECTORS July 29, 2016

General Obligation	46.5%
Health Care	20.2%
Other Revenue	15.7%
Utilities	10.8%
Cash Equivalents and Other	3.2%
Education	2.3%
Transportation	1.0%
Housing	0.3%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS July 29, 2016

	Principal	Fair
	Amount	Value
MUNICIPAL BONDS (96.8%)

Education (2.3%)
#Colby KS Comnty College Cops 3.000% 05/01/38	$500,000	$469,590
KS Dev Fin Auth Sales Tax Rev K-St-Olathe Innovation-L1 5.000% 09/01/39	200,000	221,428
KS Dev Fin Auth Rev Wichita ST Univ Student Hsg 5.000% 06/01/27	250,000	288,405
Sedgwick Cnty Unified Sch 5.250% 09/01/20	345,000	378,127
Sedgwick Cnty Unified Sch 5.250% 09/01/20	15,000	16,406
		1,373,956
General Obligation (46.5%)
Bourbon Cnty KS USD #234 (Fort Scott) 5.000% 09/01/27	250,000	307,452
Bourbon Cnty KS USD #234 (Fort Scott) 5.000% 09/01/28	250,000	303,750
Bourbon Cnty KS USD #234 (Fort Scott) 5.000% 09/01/29	250,000	301,105
Bourbon Cnty KS USD #234 (Fort Scott) 5.000% 09/01/30	250,000	300,490
Bourbon Cnty KS USD #234 (Fort Scott) 5.000% 09/01/31	500,000	598,525
Butler Cnty KS USD #402 5.250% 09/01/21	560,000	613,726
Butler Cnty KS USD #402 4.000% 09/01/30	250,000	289,910
Butler Cnty KS USD #385 5.000% 09/01/18	500,000	544,180
Cowley Cnty KS USD #470 5.500% 09/01/21	100,000	109,503
Cowley Cnty KS USD #470 4.750% 09/01/27	490,000	535,942
Dickinson Cnty KS USD #473 5.000% 09/01/27	325,000	367,932
Dickinson Cnty KS USD #473 4.400% 09/01/29	100,000	111,379
Douglas Cnty KS USD #348 Baldwin GO 4.000% 09/01/30	250,000	293,757
Douglas Cnty KS USD #491 Eudora 5.500% 09/01/24	250,000	273,957
Douglas Cnty KS USD #491 Eudora 5.000% 09/01/23	375,000	422,947
Douglas Cnty KS USD #491 Eudora 5.125% 09/01/29	250,000	281,332
Ford Cnty KS Sales Tax - Ser A 4.500% 09/01/24	500,000	501,410
*Franklin Cnty KS USD #290 5.000% 09/01/40	3,000,000	3,534,000
Harvey Cnty KS USD #373 (Newton) 4.000% 09/01/18	250,000	269,467
Harvey Cnty KS USD #373 (Newton) 5.000% 09/01/23	200,000	219,664
Harvey Cnty KS USD #373 (Newton) 5.000% 09/01/25	1,000,000	1,098,320
Jackson Cnty KS USD #336 5.000% 09/01/29	250,000	293,348
Jackson Cnty KS USD #336 5.000% 09/01/34	250,000	289,010
Johnson & Miami Cnty KS USD #230 3.500% 09/01/30	250,000	270,440
Johnson Cnty KS USD #231 5.000% 10/01/25	250,000	307,775
Johnson Cnty KS USD #233 4.000% 09/01/18	150,000	162,213
Junction City KS Ref & Impt 5.000% 09/01/25	250,000	259,110
Junction City KS Unlimited GO 4.250% 09/01/21	100,000	110,618
Junction City KS Unlimited GO 4.400% 09/01/22	100,000	110,595
Junction City KS Unlimited GO 4.500% 09/01/23	100,000	109,814
Leavenworth Cnty KS USD #453 GO Impt & Ref 5.250% 03/01/24	200,000	229,072
Leavenworth Cnty KS USD #453 4.750% 09/01/25	300,000	333,939
*Leavenworth Cnty KS USD #453 GO Impt & Ref 5.125% 03/01/29	1,000,000	1,144,520
Leavenworth Cnty KS USD #458 5.000% 09/01/29	500,000	601,805
Leavenworth Cnty KS USD #469 Lansing 4.000% 09/01/30	320,000	352,758
Wichita Cnty KS USD #467 (Leoti) 5.000% 10/01/18	100,000	109,953
Manhattan KS GO 5.000% 11/01/28	130,000	141,696
Miami Cnty KD USD #368 5.000% 09/01/27	250,000	292,340
Miami Cnty USD #416 Louisburg 5.000% 09/01/20	275,000	276,108
Montgomery Cnty KS USD #446 5.000% 09/01/33	250,000	262,940
Neosho Cnty KS USD #413 4.000% 09/01/31	250,000	276,023
Newton KS Unlimited GO 5.000% 09/01/21	100,000	114,223
Newton KS Unlimited GO 4.750% 09/01/29	435,000	478,557
Olathe KS GO 4.000% 10/01/19	100,000	100,608
Park City KS 5.100% 12/01/20	200,000	229,390
Park City KS 5.500% 12/01/24	100,000	116,014
Park City KS 6.000% 12/01/29	500,000	588,315
City of Park City KS 5.375% 12/1/25	250,000	287,748
Salina KS GO 4.625% 10/01/27	200,000	209,290
Scott Cnty KS Ref GO 5.000% 04/01/32	500,000	617,260
Sedgwick Cnty KS USD #261 5.000% 11/01/21	245,000	259,497
Sedgwick Cnty KS USD #261 5.000% 11/01/21	5,000	5,307
Sedgwick Cnty KS USD #262 5.000% 09/01/18	100,000	109,764
Sedgwick Cnty KS USD #262 5.000% 09/01/28	485,000	532,569
Sedgwick Cnty KS USD #262 5.000% 09/01/28	15,000	16,209
Sedgwick Cnty Unified Sch 5.000% 09/01/24	245,000	267,256
Sedgwick Cnty Unified Sch 5.000% 09/01/24	5,000	5,447
Sedgwick Cnty KS USD #262 5.000% 09/01/35	1,000,000	1,168,200
Sedgwick Cnty KS USD #265 (Goddard) 4.250% 10/01/20	750,000	816,795
Sedgwick Cnty KS USD #265 (Goddard) 4.500% 10/01/26	250,000	272,763
Sedgwick Cnty Unified Sch 5.250% 09/01/19	215,000	235,597
Sedgwick Cnty Unified Sch 5.250% 09/01/19	10,000	10,959
Seward Cty KS Unlimited GO Hosp Ref & Impt 5.000% 08/01/34	260,000	302,955
Seward Cty KS Unlimited GO Hosp Ref & Impt 5.000% 08/01/34	240,000	274,142
Seward Cty KS USD #480 GO 5.000% 09/01/34	500,000	576,485
Seward Cty KS USD #480 GO 5.000% 09/01/33	500,000	584,530
Seward Cty KS USD #480 GO 4.250% 09/01/39	500,000	547,325
Sherman Cnty KS USD #352 (Goodland) GO 3.000% 09/01/33	500,000	522,415
Wichita KS GO 4.500% 09/01/22	150,000	157,452
Wichita KS GO 4.750% 09/01/27	180,000	188,752
Wyandotte Cnty KS GO 5.000% 08/01/19	150,000	150,038
Wyandotte Cnty KS GO 5.000% 08/01/25	250,000	261,165
Wyandotte Cnty KS GO 5.000% 08/01/27	500,000	522,330
Wyandotte Cnty KS USD #202 5.250% 09/01/18	100,000	110,478
Wyandotte Cnty KS USD #202 5.000% 09/01/25	250,000	307,333
		28,159,993
Health Care (20.2%)
Ashland KS Public Bldg Commission Revenue 5.000% 09/01/30	1,020,000	1,127,794
Ashland KS Public Bldg Commission Revenue 5.000% 09/01/35	500,000	546,920
Ashland KS Public Bldg Commission Revenue 5.000% 09/01/32	550,000	625,740
KS Dev Fin Auth Lease Rev Univ KS Tenant 5.000% 06/15/39	1,000,000	1,088,190
KS Dev Fin Auth Rev Sisters Leavenworth-Ser A 5.000% 01/01/40	435,000	500,298
KS Dev Fin Auth Rev Sisters Leavenworth-Ser A 5.000% 01/01/40	65,000	71,341
KS Dev Fin Auth Rev Adventist Health 5.150% 11/15/23	250,000	282,532
KS Dev Fin Auth Rev Adventist Health 5.250% 11/15/24	250,000	283,687
KS Dev Fin Auth Rev Adventist Health 5.500% 11/15/29	100,000	113,553
KS Dev Fin Auth Hlth Facs Rev Stormont-Vail Healthcare 5.125% 11/15/32	410,000	431,447
KS Dev Fin Auth Hlth Facs Rev Stormont-Vail Healthcare 5.125% 11/15/36	500,000	519,225
KS Dev Fin Auth Hlth Facs Rev Hays Med Ctr 5.000% 05/15/25	250,000	272,950
KS Dev Fin Auth Hlth Facs Rev Hays Med Ctr 5.000% 05/15/35	1,000,000	1,082,480
KS Dev Fin Auth Hlth Facs Rev (KU Hlth Sys) 5.000% 03/01/28	755,000	841,576
KS Dev Fin Auth Hlth Facs Rev Stormont-Vail Healthcare 4.125% 11/15/27	100,000	111,072
Lincoln Cnty KS Pub Bldg (Lincoln Cnty Hosp) 5.500% 03/01/35	500,000	530,145
Manhattan KS Hosp Rev Mercy Health Ctr 5.000% 11/15/23	250,000	298,055
Manhattan KS Hosp Rev Mercy Health Ctr 5.000% 11/15/24	250,000	296,823
Manhattan KS Hosp Rev Mercy Health Ctr 5.000% 11/15/29	500,000	576,940
Olathe KS Hlth Facs Rev Olathe Med Ctr 5.000% 09/01/29	500,000	518,135
Olathe KS Hlth Facs Rev Olathe Med Ctr 5.000% 09/01/30	250,000	274,368
Olathe KS Hlth Facs Rev Olathe Med Ctr 4.000% 09/01/28	250,000	270,343
Olathe KS Hlth Facs Rev Olathe Med Ctr 4.000% 09/01/30	445,000	479,474
Univ KS Hosp Auth 5.000% 09/01/35	500,000	593,740
Univ KS Hosp Auth 5.000% 09/01/26	60,000	60,242
Univ KS Hosp Auth 5.000% 09/01/26	40,000	40,128
Wichita KS Hosp Rev (Via Christi Hlth Sys) 5.000% 11/15/29	300,000	366,681
		12,203,879
Housing (0.3%)
KS Dev Fin Auth Rev (Sec. 8) Rev Ref. 6.400% 01/01/24	170,000	170,471

Other Revenue (15.7%)
Butler Cnty KS Pub Bldg Impt Rev 4.500% 10/01/21	160,000	160,179
Dodge City KS Sales Tax Rev 5.000% 06/01/21	310,000	347,321
Dodge City KS Sales Tax Rev 4.400% 06/01/25	350,000	386,347
Dodge City KS Sales Tax Rev 4.500% 06/01/28	100,000	110,666
*Dodge City KS Sales Tax Rev 5.250% 06/01/31	1,000,000	1,127,400
KS Dev Fin Auth Rev KS Projs-Ser B 4.125% 05/01/31	500,000	534,540
KS Dev Fin Auth Rev Athletic Facs (K-St Athletics Inc) 5.000% 07/01/32	250,000	260,337
KS Dev Fin Auth Rev (KS St Proj) Unrefunded 5.000% 10/01/17	20,000	20,030
KS Dev Fin Auth Rev (KS St Proj) 5.000% 11/01/34	500,000	553,995
KS Dev Fin Auth Rev (Dept Admin) 5.000% 11/01/25	250,000	252,893
KS Dev Fin Auth Rev (KS St Proj) 5.250% 11/01/25	350,000	370,891
KS Dev Fin Auth Rev (KS St Proj) 5.000% 05/01/35	250,000	272,055
Lincoln Cnty KS Pub Bldg (Lincoln Cnty Hosp) 5.000% 03/01/28	250,000	264,853
Manhattan KS Sales Tax Rev Downtown Redev 5.250% 12/01/26	80,000	87,368
Manhattan KS Sales Oblig Rev North Proj Area - Downtown A 5.000% 12/01/26	500,000	532,110
Manhattan KS Sales Tax Rev 4.500% 12/01/25	500,000	558,590
*Manhattan KS Sales Tax Rev 5.000% 12/01/32	1,000,000	1,142,090
Neosho Cnty KS Sales Tax Rev 4.000% 10/01/23	500,000	546,675
Topeka KS Pub Bldg Commn Lease Rev Social & Rehab Proj 5.000% 06/01/22	255,000	279,720
Washinton Cnty KS Pub Bldg Com Rev Law Enforcement Ctr & Hosp Proj 4.000% 09/01/28	600,000	669,696
Washinton Cnty KS Pub Bldg Com Rev Law Enforcement Ctr & Hosp Proj 5.000% 09/01/32	500,000	573,090
Washinton Cnty KS Pub Bldg Com Rev Law Enforcement Ctr & Hosp Proj 5.000% 09/01/37	400,000	453,468
		9,504,314
Transportation (1.0%)
KS Dept of Transportation Highway Rev. 5.000% 09/01/35	250,000	312,175
KS Dev Fin Auth Rev (Road Revolving Fund) 4.625% 10/01/26	250,000	268,912
		581,087
Utilities (10.8%)
*KS Municipal Energy Agency (Jameson Energy Project) Rev 5.750% 07/01/38	1,000,000	1,218,930
KS Pwr Pool Elec Util Rev 4.500% 12/01/28	500,000	545,515
KS Pwr Pool Elec Util Rev 5.000% 12/01/31	750,000	830,625
Kansas Power Pool Elec Util Rev Dogwood Fac-Ser A 4.000% 12/01/31	500,000	545,255
Wichita KS Wtr & Swr Rev 5.000% 10/01/23	300,000	305,328
Wyandotte Cnty KS Govt Util Sys Rev 5.000% 09/01/24	200,000	220,390
Wyandotte Cnty KS Govt Util Sys Rev 5.000% 09/01/29	500,000	546,615
Wyandotte Cnty KS Govt Util Sys Rev 5.000% 09/01/36	250,000	286,480
*Wyandotte Cnty KS Govt Util Sys Rev 5.000% 09/01/32	1,250,000	1,450,388
Wyandotte Cnty KS Govt Util Sys Rev Impt - Ser A 5.000% 09/01/35	500,000	595,965
		6,545,491

TOTAL MUNICIPAL BONDS (COST: $54,205,350)		$58,539,191

OTHER ASSETS LESS LIABILITIES (3.2%)		1,949,700

NET ASSETS (100.0%)		$60,488,891

*Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.
#When-issued purchase as of July 29, 2016.

The accompanying notes are an integral part of these financial statements.

NEBRASKA MUNICIPAL FUND

PORTFOLIO MARKET SECTORS July 29, 2016

Utilities	33.3%
Education	23.2%
General Obligation	21.6%
Health Care	10.2%
Other Revenue	7.9%
Housing	1.8%
Transportation	1.3%
Cash Equivalents and Other	0.7%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS July 29, 2016

	Principal	Fair
	Amount	Value
MUNICIPAL BONDS (99.3%)

Education (23.2%)
Douglas Cnty NE Edl Facs Rev Creighton Univ 5.500% 07/01/30	$350,000	$402,895
*Douglas Cnty NE Edl Facs Rev Creighton Univ 5.875% 07/01/40	1,500,000	1,746,600
Douglas Cnty NE Hosp Auth #2 (Boys Town Proj) 4.750% 09/01/28	200,000	213,374
Lincoln NE Ed & Fac Rev (Wesleyan Univ) 4.000% 04/01/32	750,000	804,465
NE St Colleges Student Fees (Wayne St College) 3.250% 07/01/36	500,000	517,805
Metropolitan Cmnty College Fort Omaha Campus Project 3.000% 03/01/36	500,000	506,935
NE Edl Fin Auth Rev Ref - Clarkson College Proj 5.050% 09/01/30	250,000	287,833
NE Elem & Secondary Sch Auth Ed Facs Rev 4.750% 09/01/28	250,000	267,787
Univ of NE Brd of Regt (Sutudent Fees & Fac) 5.000% 07/01/35	1,500,000	1,833,630
Univ of NE Brd of Regt (Sutudent Fees & Fac) 5.000% 05/15/35	500,000	607,815
Univ of NE Rev 5.000% 05/15/33	250,000	311,165
Univ of NE Brd of Regt Student Facs 5.000% 05/15/32	250,000	258,988
Univ of NE Brd of Regt (Hlth & Rec Proj) 5.000% 05/15/33	600,000	646,848
Univ of NE Rev Lincoln Student 4.000% 07/01/24	250,000	269,660
Univ of NE Omaha Student Hsg Proj 4.500% 05/15/30	250,000	276,003
Univ of NE Omaha Student Hsg Proj 5.000% 05/15/35	275,000	311,894
Univ of NE (Univ of NE - Lincoln Student Fees) Rev 5.000% 07/01/42	1,000,000	1,146,260
Univ of NE Lincoln Student Facs 5.000% 07/01/38	250,000	291,093
		10,701,050
General Obligation (21.6%)
Douglas Cnty NE SD #010 4.000% 12/15/34	300,000	335,835
Douglas CNTY SCH DIST #59 Bennington 3.000% 12/15/35	500,000	509,635
Hall Cnty NE Ref GO 4.000% 12/15/29	250,000	252,817
#Hall Cnty NE Arpt Auth Ser-A Amt GO 5.000% 07/15/30	410,000	457,621
#Hall Cnty NE Arpt Auth Ser-A Amt GO 5.000% 07/15/31	435,000	484,590
Hall Cnty NE Sch Dist #2 Grand Is GO 5.000% 12/15/33	500,000	605,765
Hall Cnty NE Sch Dist #2 Grand Is GO 5.000% 12/15/39	500,000	596,285
LaVista, NE Hwy Allocation FD 3.000% 5/01/36	600,000	603,468
Lincoln-Lancaster Cnty Neb Pub Bldg Lease Rev 4.000% 10/15/30	100,000	101,645
City of Lincoln COP 4.000% 04/01/27	325,000	390,530
*Omaha NE (Convention Center) GO 5.250% 04/01/27	1,000,000	1,348,520
Omaha NE Various Purpose 4.250% 10/15/26	500,000	503,990
Omaha NE Unlimited GO 5.000% 10/15/25	250,000	282,850
Sarpy Cnty Sch Dist #27 Papillion-LA Vista GO 5.000% 12/01/28	250,000	274,073
Papio Missouri River NE Natural Res Dist GO 4.000% 12/15/24	250,000	261,883
Papio Missouri River NE Natural Res Dist GO 5.000% 12/15/26	250,000	272,475
Papio Missouri River NE Ref-Flood Protn & Wtr Quality Enhancement 4.000% 12/15/30	1,000,000	1,073,520
Ralston NE Arena GO 4.500% 09/15/31	500,000	506,720
Sarpy Cnty NE Sch Dist #37 Ref & Sch Bldg 5.000% 12/15/35	250,000	304,635
#Sarpy Cnty NE Sch Dist #37 Ref & Sch Bldg - Gretna Public Schools 3.000% 12/15/39	500,000	493,870
Scotts Bluff Cnty NE Sch Dist #32 GO 5.000% 12/01/31	250,000	309,345
		9,970,072
Health Care (10.2%)
Adams Cnty NE Hosp Auth #1 Hosp Rev (Mary Lanning Mem Hosp) 5.250% 12/15/33	250,000	272,103
Douglas Cnty NE Hosp Auth #002 (NE Med Ctr) 5.000% 11/15/16	250,000	252,778
Douglas Cnty NE Hosp Auth #002 Immanuel Group 5.500% 01/01/30	500,000	561,105
Douglas Cnty NE Hosp Methodist Health 5.500% 11/01/38	795,000	878,761
Douglas Cnty NE Hosp Methodist Health 5.500% 11/01/38	415,000	458,724
*Lancaster Cnty NE Hosp Auth #1 (BryanLGH Med Ctr Proj) 4.750% 06/01/21	1,000,000	1,002,930
Lincoln Cnty NE Hosp Auth (Great Plains Regl Med Cntr) 5.000% 11/01/23	250,000	291,530
Lincoln Cnty NE Hosp Auth (Great Plains Regl Med Cntr) 5.000% 11/01/24	250,000	290,610
Lincoln Cnty NE Hosp Auth (Great Plains Regl Med Cntr) 5.000% 11/01/25	250,000	290,545
Lincoln Cnty NE Hosp Auth (Great Plains Regl Med Cntr) 5.000% 11/01/32	250,000	283,985
Lincoln Cnty NE Hosp Auth #1 North Platte 4.000% 11/01/37	150,000	157,815
		4,740,886
Housing (1.8%)
Lancaster Cnty NE Hosp Auth #1 Immanuel Oblig Group 5.500% 01/01/30	250,000	280,553
Sarpy Cnty NE Hosp Auth #1 Immanuel Oblig Group 5.500% 01/01/30	500,000	561,105
		841,658
Other Revenue (7.9%)
Lincoln NE West Haymarket Joint Pub Agy GO Fac 5.000% 12/15/42	750,000	871,485
NE Coop Republican Platte Enhancement Project River 5.125% 12/15/33	250,000	272,345
NE Coop Republican Platte Enhancement Project River 5.000% 12/15/38	160,000	170,843
NE Coop Republican Platte Enhancement Project River 3.850% 12/15/30	300,000	309,897
Omaha Convention Hotel Corp 5.000% 02/01/35	500,000	506,440
Omaha Pub Fac Corp Lease Rev Omaha Tech & Forestry Equip 4.000% 11/15/31	115,000	121,179
*Omaha NE Special Tax Rev 5.000% 02/01/27	1,000,000	1,183,090
Upper Republican Natural Resource District 4.000% 12/15/24	200,000	212,484
		3,647,763
Transportation (1.3%)
Lincoln NE Pkg Rev 5.500% 08/15/31	500,000	588,930

Utilities (33.3%)
*Central Plains Energy Proj Rev 5.000% 09/01/27	1,000,000	1,163,750
Central Plains Energy Proj Rev 5.250% 09/01/37	500,000	574,130
Central Plains Energy Proj Rev 5.000% 09/01/42	500,000	564,135
#Dawson NE Pub Pwr Dist Elec Sys Rev 3.050% 06/15/36	575,000	575,978
Grand Island NE Sewer Sys Rev 5.000% 09/15/26	250,000	303,493
Hastings NE Comb Utility Rev Ref 4.000% 10/15/32	500,000	554,095
*Lincoln NE Elec Syst Rev 5.000% 09/01/37	1,000,000	1,179,900
Lincoln NE San Swr Rev 4.500% 06/15/29	250,000	256,043
Lincoln NE Solid Waste Mgmt Rev 4.000% 08/01/25	275,000	321,742
Lincoln NE Solid Waste Mgmt Rev 4.000% 08/01/27	400,000	461,360
Lincoln NE Wtr Rev 4.000% 08/15/25	250,000	272,080
Lincoln NE Wtr Rev 4.500% 08/15/34	250,000	270,588
NE Metro Util Dist Omaha Wtr Rev 4.000% 12/15/24	750,000	850,860
NE Metro Util Dist Omaha Wtr Rev 4.000% 12/15/26	250,000	284,950
Muni Energy Agy of NE Pwr Supply Sys Rev 5.125% 04/01/24	195,000	216,260
Muni Energy Agy of NE Pwr Supply Sys Rev 5.000% 04/01/30	500,000	575,595
Muni Energy Agy of NE Pwr Supply Sys Rev 5.000% 04/01/32	100,000	114,716
NE Pub Pwr Dist Rev 5.000% 01/01/41	250,000	301,375
NE Pub Pwr Dist Rev 5.000% 01/01/28	250,000	296,515
NE Pub Pwr Dist Rev 5.000% 01/01/30	500,000	591,340
Omaha NE Metro Util Wtr Dist Rev 4.375% 12/01/26	400,000	405,296
Omaha NE Pub Pwr Dist Elec Sys Rev 5.250% 02/01/23	250,000	268,417
Omaha NE Pub Pwr Dist Elec Sys Rev 5.500% 02/01/33	100,000	107,742
Omaha NE Pub Pwr Dist Elec Sys Rev 6.200% 02/01/17	140,000	142,735
Omaha Sanitation & Sewer 5.000% 11/15/29	250,000	309,537
Omaha Sanitation & Sewer 5.000% 11/15/30	250,000	308,887
Omaha Sanitation & Sewer 5.000% 11/15/31	500,000	615,190
Omaha NE Pub Pwr Dist Sep Elec Sys Rev 5.000% 02/01/32	250,000	303,700
Omaha NE Pub Pwr Dist Sep Elec Sys Rev 5.000% 02/01/31	445,000	548,974
Omaha NE Pub Pwr Dist Sep Elec Sys Rev 4.000% 02/01/32	400,000	448,136
Omaha NE Pub Pwr Dist Sep Elec Sys Rev 4.000% 02/01/35	365,000	406,807
NE Pub Pwr Generation Agy Whelan Energy 5.000% 01/01/24	250,000	254,780
NE Pub Pwr Generation Agy Whelan Energy 5.000% 01/01/27	250,000	254,780
NE Pub Pwr Generation Agy Whelan Energy 5.000% 01/01/32	780,000	794,648
NE Pub Pwr Generation Agy Whelan Energy 5.000% 01/01/32	220,000	224,206
Southern Pub Pwr Dist 5.000% 12/15/23	250,000	277,210
		15,399,950

TOTAL MUNICIPAL BONDS (COST: $42,910,833)		$45,890,309

OTHER ASSETS LESS LIABILITIES (0.7%)		326,733

NET ASSETS (100.0%)		$46,217,042

*Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.
#When-issued purchase as of July 29, 2016.

The accompanying notes are an integral part of these financial statements.

OKLAHOMA MUNICIPAL FUND

PORTFOLIO MARKET SECTORS July 29, 2016

Utilities	32.7%
Other Revenue	24.1%
Education	21.0%
Transportation	7.9%
Cash Equivalents and Other	4.9%
Health Care	4.4%
General Obligation	4.1%
Housing	0.9%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS July 29, 2016

	Principal	Fair
	Amount	Value
MUNICIPAL BONDS (95.1%)

Education (21.0%)
OK Agric & Mech Colleges Rev (OK St Univ) 5.000% 07/01/39	$140,000	$155,148
OK Agric & Mech Colleges Rev (OK St Univ) 4.400% 08/01/39	740,000	801,797
*OK Community College Student Fac Rev 4.375% 07/01/30	750,000	815,798
OK Dev Fin Auth Lease Rev Master St Higher Ed 4.400% 12/01/29	250,000	271,840
OK Dev Fin Auth Lease Rev Higher Ed Master Ppty 5.000% 06/01/39	500,000	593,615
OK Dev Fin Auth Lease Rev Higher Ed Master Ppty 5.000% 06/01/29	250,000	307,032
OK Dev Fin Auth Lease Rev Higher Ed Master Ppty 5.000% 06/01/34	500,000	605,410
OK Dev Fin Auth Lease Rev Higher Ed Master Ppty 5.000% 06/01/39	500,000	594,800
OK Dev Fin Auth Rev East Central Univ 4.000% 08/01/30	280,000	314,182
OK Dev Fin Auth Rev East Central Univ 4.000% 08/01/31	290,000	324,501
OK Dev Fin Auth Rev East Central Univ 4.000% 08/01/32	305,000	340,109
OK Dev Fin Auth Rev East Central Univ 4.000% 08/01/33	315,000	350,047
Brd of Regt (OK Univ Science Ctr) 5.000% 07/01/36	1,000,000	1,063,570
Univ of OK Rev 5.000% 07/01/37	290,000	334,579
Univ of OK Rev Gen-Ser A 5.000% 07/01/41	500,000	578,375
Univ of OK Rev Gen-Ser A 3.375% 07/01/42	435,000	454,001
Univ of OK Rev Gen-Ser C 5.000% 07/01/36	500,000	599,095
Univ of OK Rev Gen-Ser C 4.000% 07/01/40	650,000	718,263
Univ of OK Rev Gen-Ser C 5.000% 07/01/38	500,000	598,110
		9,820,272
General Obligation (4.1%)
Broken Arrow GO Series A 4.125% 08/01/31	180,000	199,217
Oklahoma City OK 5.000% 03/01/27	400,000	426,344
*Oklahoma City OK 4.000% 03/01/24	1,000,000	1,175,960
Oklahoma City OK GO 3.000% 03/01/30	100,000	103,145
		1,904,666
Health Care (4.4%)
OK St Dev Fin Auth Hlth Sys Rev Ref Sef A 5.000% 08/15/25	350,000	446,281
OK St Dev Fin Auth Hlth Sys Rev Ref Sef A 5.000% 08/15/29	250,000	306,842
OK St Dev Fin Auth Hlth Sys Rev Ref Sef A 4.000% 08/15/38	250,000	271,107
OK Dev Fin Auth Rev (St John Hlth Sys) 5.000% 02/15/42	250,000	280,580
OK Dev Fin Auth Rev (St John Hlth Sys) 5.000% 02/15/37	15,000	15,370
OK Dev Fin Auth Rev (St John Hlth Sys) 5.000% 02/15/37	485,000	492,581
Tulsa Cnty Ind Auth Health Fac 4.600% 02/01/35	250,000	270,090
		2,082,851
Housing (0.9%)
OK Hsg Fin Agy Single Family Mtg Rev AMT 5.050% 09/01/23	190,000	191,148
OK Hsg Fin Agy Single Family Mtg Rev AMT 5.150% 09/01/29	95,000	95,472
OK Hsg Fin Agy Single Family Mtg Rev AMT 5.200% 09/01/32	90,000	90,522
OK Hsg Fin Agy Single Family Mtg Rev AMT 5.100% 03/01/17	15,000	15,128
OK Hsg Fin Agy Single Family Mtg Rev AMT 5.100% 09/01/17	10,000	10,140
		402,410
Other Revenue (24.1%)
Collinsville OK Mun Auth Sales Tax Rev 5.000% 03/01/35	275,000	319,105
Collinsville OK Mun Auth Sales Tax Rev 5.000% 03/01/40	250,000	290,095
Oklahoma City OK Economic Dev Trust 5.000% 03/01/32	250,000	281,023
Oklahoma City OK Economic Dev Trust 5.000% 03/01/34	500,000	559,995
Oklahoma City OK Economic Dev Trust 5.000% 03/01/33	250,000	280,558
Oklahoma City OK Pub Ppty Auth Hotel Tax Rev 4.500% 10/01/31	155,000	159,979
Oklahoma City OK Pub Ppty Auth Hotel Tax Rev 5.000% 10/01/27	350,000	432,061
Oklahoma City OK Pub Ppty Auth Hotel Tax Rev 5.000% 10/01/28	400,000	490,616
Oklahoma City OK Pub Ppty Auth Hotel Tax Rev 5.000% 10/01/29	625,000	762,156
Oklahoma City OK Pub Ppty Auth Hotel Tax Rev 5.000% 10/01/36	230,000	273,470
Oklahoma City OK Pub Ppty Auth Hotel Tax Rev 5.000% 10/01/39	835,000	989,951
OK State Water Resources Board Rev. 5.000% 10/01/29	250,000	308,430
OK State Water Resources Loan Program Rev. 5.000% 10/01/33	500,000	615,160
Okmulgee Cnty OK Govtl Bldg Auth Sales Tax Rev 4.250% 12/01/35	500,000	548,700
Pawnee Cnty OK Pub Programs Auth Sales Tax Rev 4.875% 02/01/30	145,000	161,518
*Rogers Cnty OK Indl Dev Auth Cap Impt Rev 4.900% 04/01/35	500,000	558,350
Sand Springs OK Muni Auth Capital IMPT Rev 4.250% 01/01/35	250,000	275,853
Sand Springs OK Muni Auth Capital IMPT Rev 4.000% 01/01/36	500,000	535,435
Tahlequah OK Pub Facs Auth Sales Tax Rev 4.000% 04/01/23	550,000	624,602
Tulsa Cnty OK Indl Auth Cap Impts Rev 3.000% 09/01/27	245,000	255,143
Tulsa Cnty OK Pub Facs Auth Capital Impt Rev Ref 3.000% 11/01/22	500,000	543,110
Tulsa Airport Impt Rev 5.000% 06/01/23	420,000	484,235
Tulsa Airport Impt Rev 5.000% 06/01/24	230,000	263,658
Tulsa Airport Impt Rev 5.250% 06/01/25	245,000	282,615
Tulsa Airport Impt Rev 5.250% 06/01/26	360,000	414,166
Tulsa OK Pkg Auth Pkg Rev 4.000% 07/01/25	500,000	552,565
		11,262,549
Transportation (7.9%)
Oklahoma City OK Airport Tr Jr Lien Ref Series B 5.000% 07/01/19	250,000	261,166
Oklahoma City OK Airport Tr Jr Lien Ref Series B 5.000% 07/01/21	250,000	260,510
OK St Cap Impt Auth 4.000% 10/01/24	800,000	908,528
OK St Cap Impt Auth 4.000% 10/01/25	1,000,000	1,129,860
OK St Turnpike Auth Rev 5.000% 01/01/28	250,000	288,135
OK St Turnpike Auth Rev 4.000% 01/01/31	500,000	545,860
OK St Turnpike Auth Rev 5.000% 01/01/30	250,000	286,365
		3,680,424
Utilities (32.7%)
Clinton OK Public Works Auth Utility 4.000% 12/01/34	750,000	829,013
Clinton OK Public Works Auth Utility 4.000% 12/01/39	500,000	543,425
Coweta Pub Works Util Rev 5.000% 08/01/34	100,000	109,999
Edmond, OK Pub Wks Auth Sales Tax & Util Sys Rev 4.000% 07/01/41	355,000	390,408
Glenpool Util Rev 5.100% 12/01/35	250,000	287,965
Grand River Dam Auth Rev 5.000% 06/01/27	1,000,000	1,080,130
Grand River Dam Auth Rev 4.800% 06/01/33	200,000	212,744
*Grand River Dam Auth Rev 5.250% 06/01/40	2,000,000	2,280,460
*Midwest City Municipal Auth Cap Impt Rev 5.000% 03/01/25	2,000,000	2,350,000
Oklahoma City OK Wtr Util Tr Wtr & Swr Sys Rev 4.000% 07/01/34	250,000	263,638
Oklahoma City OK Wtr Util Tr Wtr & Swr Sys Rev 5.000% 07/01/31	250,000	294,015
Oklahoma City OK Wtr Util Tr Wtr & Swr Sys Rev 5.000% 07/01/34	100,000	123,425
Oklahoma City OK Wtr Util Tr Wtr & Swr Sys Rev 4.000% 07/01/39	175,000	194,995
*OK Mun Pwr Auth Rev 5.750% 01/01/24	1,900,000	2,221,803
OK Municipal Power Auth Ref-Ser A 5.000% 01/01/38	575,000	686,239
OK Wtr Resources Brd 5.000% 04/01/28	500,000	558,695
OK Wtr Resources Brd 5.000% 04/01/32	140,000	166,516
Oklahoma St Wtr Resource Brd Rev 4.000% 04/01/25	150,000	171,570
Sallisaw OK Mun Auth Rev 4.450% 01/01/28	100,000	108,347
Sapulpa OK Mun Auth Util Sys Rev 5.000% 04/01/28	750,000	885,727
Seminole OK Utilities Auth Sales Tax Rev 3.000% 09/01/24	100,000	107,470
Seminole OK Utilities Auth Sales Tax Rev 3.150% 09/01/25	380,000	410,081
Seminole OK Utilities Auth Sales Tax Rev 3.300% 09/01/26	315,000	339,523
Tulsa OK Metropolitan Util Auth Ref- Ser C 5.000% 10/01/25	500,000	647,495
		15,263,683

TOTAL MUNICIPAL BONDS (COST: $41,265,797)		$44,416,855

OTHER ASSETS LESS LIABILITIES (4.9%)		2,301,178

NET ASSETS (100.0%)		$46,718,033

* Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

MAINE MUNICIPAL FUND

PORTFOLIO MARKET SECTORS July 29, 2016

General Obligation	26.8%
Health Care	19.9%
Education	17.3%
Housing	12.5%
Transportation	10.1%
Other Revenue	6.4%
Utilities	5.2%
Cash Equivalents and Other	1.8%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS July 29, 2016

	Principal	Fair
	Amount	Value
MUNICIPAL BONDS (98.2%)

Education (17.3%)
ME Edl Ln Auth Student Ln Rev 5.875% 12/01/39	$130,000	$143,590
ME Edl Ln Auth Student Ln Rev 4.450% 12/01/25	100,000	110,187
*ME Health & Higher Ed Facs Auth Rev Ser A-Bowdoin College 5.125% 07/01/39	715,000	790,139
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/39	500,000	594,100
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/34	250,000	302,125
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/37	185,000	194,106
ME Health & Higher Ed Facs Auth Rev 4.750% 07/01/31	250,000	280,125
ME Health & Higher Ed Facs Auth Rev Colby Clg 4.000% 07/01/24	270,000	309,749
Regl Sch Unit No 1 ME Lower Kennebec Region Sch Unit 5.000% 02/01/26	100,000	116,352
Univ of ME Sys Rev 4.625% 03/01/29	100,000	102,446
Univ of ME Sys Rev 4.750% 03/01/37	545,000	558,734
Univ of ME Sys Rev 4.750% 03/01/37	5,000	5,093
		3,506,746
General Obligation (26.8%)
Auburn, ME GO 4.500% 09/01/22	100,000	118,203
Bangor ME 4.000% 09/01/24	155,000	165,084
Falmouth ME GO 4.250% 11/15/31	200,000	223,404
Gorham, ME Unlimited GO 4.000% 10/01/23	100,000	113,675
Gray ME Unlimited GO 4.000% 10/15/26	280,000	304,847
Gray ME Unlimited GO 4.000% 10/15/27	280,000	304,074
Lewiston ME GO 3.000% 02/15/31	185,000	196,561
State of Maine General Obligation 4.000% 06/01/20	150,000	170,946
Maine ST GO BDS 2016 B 5.000% 06/01/26	250,000	328,625
ME St Hsg Auth Energy Recovery Fd 5.000% 06/15/24	250,000	282,242
Portland ME 4.250% 05/01/29	150,000	162,308
Portland ME 4.125% 10/01/29	100,000	108,073
Portland ME UNLTD GO 5.000% 08/01/21	125,000	152,489
Portland ME 5.000% 08/01/22	125,000	150,499
Presque Isle ME 3.000% 12/01/37	140,000	143,987
Presque Isle ME 3.125% 12/01/39	165,000	170,153
Saco ME GO 4.000% 04/01/28	100,000	108,821
Scarborough, ME GO 4.000% 11/01/28	100,000	113,458
ME Sch Adminstrative Dist # 51 4.250% 10/15/29	250,000	271,220
ME Sch Adminstrative Dist # 51 4.000% 10/15/29	100,000	117,634
South Berwick ME 2.000% 10/01/25	400,000	419,568
Waterville ME GO 4.000% 07/01/25	135,000	152,732
Waterville ME GO 3.000% 04/01/25	250,000	275,550
Wells-Ogunquit Community School Dist. 4.000% 11/01/24	100,000	121,412
Town of York ME 2.250% 10/01/32	755,000	745,019
		5,420,584
Health Care (19.9%)
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/20	50,000	58,071
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/20	130,000	149,764
ME Health & Higher Ed Facs Auth Rev 4.500% 07/01/31	10,000	11,417
ME Health & Higher Ed Facs Auth Rev 5.250% 07/01/23	10,000	11,711
ME Health & Higher Ed Facs Auth Rev 4.500% 07/01/31	190,000	204,581
ME Health & Higher Ed Facs Auth Rev 5.250% 07/01/23	190,000	218,540
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/22	15,000	15,660
*ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/39	610,000	668,255
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/26	115,000	127,783
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/20	250,000	287,073
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/40	250,000	277,263
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/30	500,000	588,300
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/31	500,000	585,165
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/23	15,000	18,718
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/23	235,000	289,957
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/22	5,000	5,201
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/22	230,000	237,804
ME Health & Higher Ed Facs Auth Rev E Main Healthcare - Ser A 4.000% 07/01/46	250,000	257,870
		4,013,133
Housing (12.5%)
*ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/29	1,000,000	1,175,930
ME St Hsg Auth Mtg Pur 4.000% 11/15/24	45,000	47,934
ME St Hsg Auth Mtg Pur 4.000% 11/15/35	435,000	461,213
ME St Hsg Auth Mtg Pur 4.000% 11/15/30	250,000	265,207
ME St Hsg Auth Mtg Pur 3.300% 11/15/35	330,000	333,749
#ME St Hsg Auth 3.000% 11/15/36	250,000	249,415
		2,533,448
Other Revenue (6.4%)
ME Governmental Facs Auth Ser A 4.000% 10/01/24	200,000	222,568
Maine Municipal Bond Bank 4.000% 11/01/38	125,000	135,924
Maine Municipal Bond Bank 5.000% 11/01/25	125,000	151,709
Maine Municipal Bond Bank 5.000% 11/01/27	100,000	125,815
Maine Municipal Bond Bank 3.000% 11/01/33	100,000	102,014
ME Mun Bd Bk (Swr & Wtr) Rev Unrefunded 4.900% 11/01/24	5,000	5,012
*PR Pub Fin Corp Comwlth Appropriations 5.375% 06/01/18	515,000	556,236
		1,299,278
Transportation (10.1%)
*ME Mun Bd Bk Transn Infrastructure Rev 5.000% 09/01/24	1,000,000	1,130,460
Maine St Tpk Auth Spl Oblig 4.000% 07/01/32	250,000	273,110
Portland ME Airport Rev 5.250% 01/01/35	250,000	273,605
Portland ME Airport Rev 5.000% 07/01/22	100,000	117,493
Portland ME Airport Rev 5.000% 07/01/23	100,000	119,676
Portland ME Airport Rev 5.000% 07/01/24	100,000	117,827
		2,032,171
Utilities (5.2%)
*Kennebunk ME Pwr & Light Dist 5.000% 08/01/22	500,000	519,440
Portland ME Wtr Dist Rev 4.250% 11/01/27	500,000	523,015
		1,042,455

TOTAL MUNICIPAL BONDS (COST: $18,706,499)		$19,847,815

OTHER ASSETS LESS LIABILITIES (1.8%)		365,172

NET ASSETS (100.0%)		$20,212,987

* Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.
#When-issued purchase as of July 29, 2016.

The accompanying notes are an integral part of these financial statements.

NEW HAMPSHIRE MUNICIPAL FUND

PORTFOLIO MARKET SECTORS July 29, 2016

General Obligation	45.6%
Education	17.8%
Health Care	13.5%
Cash Equivalents and Other	10.6%
Housing	5.9%
Utilities	3.5%
Transportation	3.1%
100%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS July 29, 2016

	Principal	Fair
	Amount	Value
MUNICIPAL BONDS (89.4%)

Education (17.8%)
NH Health & Ed Facs Auth Rev Ref-Univ New Hampshire 5.000% 07/01/28	$175,000	$220,423
NH Health & Ed Facs Auth Rev Ref Univ Sys of NH 3.000% 07/01/37	170,000	172,222
NH Health & Ed Facs Auth Rev Ref-Univ Sys of NH 3.000% 07/01/38	115,000	115,793
NH Health & Ed Facs Auth Rev (Pinkerton Academy) 4.625% 06/01/30	175,000	187,320
NH Health & Ed Facs Auth Rev (Pinkerton Academy) 4.875% 06/01/35	70,000	75,877
*NH Health & Ed Facs Auth Rev Southern NH Univ 5.000% 01/01/17	200,000	202,736
NH Health & Ed Facs Auth Rev Southern NH Univ 5.000% 01/01/20	100,000	113,661
NH Health & Ed Facs Auth Rev Dartmouth College 5.250% 06/01/39	100,000	112,861
		1,200,893
General Obligation (45.6%)
Concord NH GO 4.000% 07/15/24	50,000	59,989
#Concord NH Ref GO 4.000% 08/15/26	200,000	246,138
Dover NH GO Ref 5.000% 06/15/25	100,000	131,364
Dover NH GO 5.000% 06/15/39	100,000	103,257
Dover NH GO 4.000% 06/15/28	100,000	111,808
Hillsborough NH GO 4.000% 11/01/20	100,000	100,217
Hillsborough NH GO 4.000% 11/01/21	100,000	100,217
Hooksett NH Sch Dist GO 5.000% 07/15/22	100,000	122,679
Merrimack Cnty NH GO 4.250% 12/01/19	100,000	105,287
Merrimack Cnty NH GO 4.500% 12/01/27	100,000	105,593
Nashua NH GO 3.000% 10/1/35	175,000	183,641
*NH Mun Bd Bk 2009 Series D 4.000% 07/15/25	175,000	189,291
NH St GO Cap Impt - Ser B 5.000% 12/01/28	75,000	95,342
NH St Cap Impt GO 4.750% 03/01/27	100,000	107,023
Portsmouth NH GO 3.000% 06/15/36	525,000	541,611
Portsmouth NH GO Cap Impt 4.000% 12/01/30	100,000	110,575
*Rochester NH GO Ser A 3.000% 03/01/32	130,000	140,430
Rochester NH GO Ser C 3.000% 10/15/35	100,000	105,622
Salem NH School District GO 5.000% 11/15/24	100,000	128,049
*Salem NH School District GO 4.000% 12/01/27	250,000	292,848
		3,080,981
Health Care (13.5%)
NH Health & Ed Facs Auth Rev Wentworth Douglas Hosp 5.500% 01/01/26	100,000	115,695
NH Health & Ed Facs Auth Rev Southern NH Med Ctr 5.250% 10/01/23	100,000	104,759
NH Health & Ed Facs Auth Rev Healthcare Sys-Covenant Hlth-B 5.000% 07/01/24	100,000	107,066
NH Health & Ed Facs Auth Rev Cheshire Med Ctr 4.000% 07/01/39	100,000	105,670
*NH Health & Ed Facs Auth Rev Covenant Health 5.000% 07/01/31	150,000	158,775
NH Health & Ed Facs Auth Rev Catholic Med Center 5.000% 07/01/24	100,000	115,485
*NH Health & Ed Facs Auth Rev Concord Hosp-Ser A 5.000% 10/01/26	100,000	117,447
NH St Health & Ed Fac Covenant Hlth Sys 5.000% 07/01/42	75,000	83,731
		908,628
Housing (5.9%)
NH St Hsg Fin Auth Single Family Mtg Rev 5.350% 07/01/40	70,000	71,924
NH St Hsg Fin Auth Single Family Mtg Rev 4.625% 07/01/25	135,000	141,163
NH St Hsg Fin Auth Single Family Mtg Rev 4.875% 07/01/28	70,000	76,120
NH St Hsg Fin Auth Multi Family Hsg 5.200% 07/01/31	100,000	110,155
		399,362
Transportation (3.1%)
Manchester NH Gen Airport Rev 5.000% 01/01/23	75,000	88,806
NH St Turnpike Sys Rev 5.000% 08/01/25	100,000	121,370
		210,176
Utilities (3.5%)
NH St Bus Fin Auth Wtr Fac Rev AMT Pennuchuck Wtr Wks 5.000% 01/01/29	100,000	118,382
NH St Bus Fin Auth Wtr Fac Rev AMT Pennuchuck Wtr Wks 5.000% 01/01/30	100,000	118,369
		236,751

TOTAL MUNICIPAL BONDS (COST: $5,782,969)		$6,036,791

OTHER ASSETS LESS LIABILITIES (10.6%)		717,537

NET ASSETS (100.0%)		$6,754,328

*Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.
#When-issued purchase as of July 29, 2016.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities July 29, 2016

					New
	Kansas	Nebraska	Oklahoma	Maine	Hampshire
	Municipal	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund	Fund	Fund
ASSETS
Investments in securities, at cost	$54,205,350	$42,910,833	$41,265,797	$18,706,499	$5,782,969

Investments in securities, at fair value	$58,539,191	$45,890,309	$44,416,855	$19,847,815	$6,036,791
Cash	1,751,170	1,983,293	1,970,336	491,030	937,984
Receivable for Fund shares sold	10,000	0	556,000	8,800	0
Accrued dividends receivable	81	44	71	37	10
Accrued interest receivable	810,882	432,232	446,442	147,497	37,245
Prepaid expenses	2,136	3,667	3,234	2,016	819
Total assets	$61,113,460	$48,309,545	$47,392,938	$20,497,195	$7,012,849

LIABILITIES
Payable for securities purchased	$484,400	$2,005,098	$583,433	$250,000	$246,316
Payable for Fund shares redeemed	31,133	4,906	6,912	2,773	0
Dividends payable	38,527	30,089	30,312	7,461	2,918
Trustees' fees payable	3,482	2,613	2,615	1,106	312
Payable to affiliates	47,197	34,237	36,270	14,672	4,763
Accrued expenses	19,830	15,560	15,363	8,196	4,212
Total liabilities	$624,569	$2,092,503	$674,905	$284,208	$258,521

NET ASSETS	$60,488,891	$46,217,042	$46,718,033	$20,212,987	$6,754,328

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, no par value, unlimited shares authorized	$56,372,453	$43,498,002	$43,923,784	$19,056,896	$6,513,377
Accumulated net realized gain (loss) on investments	(223,427)	(261,641)	(356,809)	30	(15,742)
Accumulated undistributed net investment income (loss)	6,024	1,205	0	14,745	2,871
Unrealized appreciation (depreciation) on investments	4,333,841	2,979,476	3,151,058	1,141,316	253,822

NET ASSETS	$60,488,891	$46,217,042	$46,718,033	$20,212,987	$6,754,328

Shares outstanding	5,436,053	4,270,592	3,860,797	1,787,069	609,926
Net asset value per share*	$11.13	$10.82	$12.10	$11.31	$11.07
Public offering price (sales charge of 2.50%)	$11.42	$11.10	$12.41	$11.60	$11.35

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations For the year ended July 29, 2016

					New
	Kansas	Nebraska	Oklahoma	Maine	Hampshire
	Municipal	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Interest	$2,212,005	$1,528,010	$1,478,884	$616,022	$165,635
Dividends	1,430	1,129	761	506	279
Total investment income	$2,213,435	$1,529,139	$1,479,645	$616,528	$165,914

EXPENSES
Investment advisory fees	$291,410	$214,232	$218,519	$91,228	$26,276
Distribution (12b-1) fees	145,705	107,116	109,260	45,614	13,138
Transfer agent fees	81,595	59,985	61,185	25,544	7,357
Administrative service fees	105,528	83,918	85,119	49,477	31,291
Professional fees	15,795	12,089	12,346	6,603	3,664
Reports to shareholders	2,057	1,513	1,463	779	308
License, fees, and registrations	3,582	7,148	3,979	2,685	1,301
Audit fees	13,420	10,289	10,194	4,463	1,383
Trustees’ fees	5,181	3,817	3,873	1,621	461
Transfer agent out-of-pockets	4,978	3,418	3,266	1,576	512
Custodian fees	6,388	4,647	5,129	2,130	1,067
Legal fees	8,729	6,440	6,550	2,744	788
Insurance expense	1,444	1,011	1,038	431	128
Total expenses	$685,812	$515,623	$521,921	$234,895	$87,674
Less expenses waived or reimbursed	(114,648)	(95,728)	(93,624)	(56,087)	(36,173)
Total net expenses	$571,164	$419,895	$428,297	$178,808	$51,501

NET INVESTMENT INCOME	$1,642,271	$1,109,244	$1,051,348	$437,720	$114,413

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$39,118	$6,667	$52,357	$30	$(2,287)
Net change in unrealized appreciation (depreciation) on investments	1,334,412	1,377,841	1,655,184	536,043	145,181
Net realized and unrealized gain (loss) on investments	$1,373,530	$1,384,508	$1,707,541	$536,073	$142,894

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,015,801	$2,493,752	$2,758,889	$973,793	$257,307

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the year ended July 29, 2016

					New
	Kansas	Nebraska	Oklahoma	Maine	Hampshire
	Municipal	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,642,271	$1,109,244	$1,051,348	$437,720	$114,413
Net realized gain (loss) from investment transactions	39,118	6,667	52,357	30	(2,287)
Net change in unrealized appreciation (depreciation) on investments	1,334,412	1,377,841	1,655,184	536,043	145,181
Net increase (decrease) in net assets resulting from operations	$3,015,801	$2,493,752	$2,758,889	$973,793	$257,307

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(1,641,358)	$(1,108,961)	$(1,051,277)	$(436,128)	$(112,772)
Net realized gain on investments	0	0	0	(8,442)	0
Total distributions	$(1,641,358)	$(1,108,961)	$(1,051,277)	$(444,570)	$(112,772)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$5,676,711	$6,523,495	$7,816,620	$3,302,647	$2,298,225
Proceeds from reinvested dividends	1,165,076	746,962	665,587	349,320	71,416
Cost of shares redeemed	(6,305,595)	(3,627,437)	(5,899,274)	(1,442,995)	(924,067)
Net increase (decrease) in net assets resulting from capital share transactions	$536,192	$3,643,020	$2,582,933	$2,208,972	$1,445,574

TOTAL INCREASE (DECREASE) IN NET ASSETS	$1,910,635	$5,027,811	$4,290,545	$2,738,195	$1,590,109
NET ASSETS, BEGINNING OF PERIOD	$58,578,256	41,189,231	$42,427,488	$17,474,792	$5,164,219
NET ASSETS, END OF PERIOD	$60,488,891	$46,217,042	$46,718,033	$20,212,987	$6,754,328

Accumulated undistributed net investment income	$6,024	$1,205	$0	$14,745	$2,871

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the year ended July 31, 2015

					New
	Kansas	Nebraska	Oklahoma	Maine	Hampshire
	Municipal	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,648,160	$1,098,865	$997,811	$428,956	$106,922
Net realized gain (loss) from investment transactions	(5,419)	5,696	27,061	14,679	5,549
Net change in unrealized appreciation (depreciation) on investments	98,524	313,698	104,391	(38,419)	1,109
Net increase (decrease) in net assets resulting from operations	$1,741,265	$1,418,259	$1,129,263	$405,216	$113,580

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(1,647,296)	$(1,098,476)	$(997,700)	$(427,448)	$(105,037)
Total distributions	$(1,647,296)	$(1,098,476)	$(997,700)	$(427,448)	$(105,037)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$4,753,374	$4,850,261	$6,684,819	$1,283,466	$1,170,331
Proceeds from reinvested dividends	1,141,713	665,490	522,925	294,444	66,338
Cost of shares redeemed	(6,926,940)	(4,380,652)	(3,707,085)	(1,532,262)	(764,914)
Net increase (decrease) in net assets resulting from capital share transactions	$(1,031,853)	$1,135,099	$3,500,659	$45,648	$471,755

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(937,884)	$1,454,882	$3,632,222	$23,416	$480,298
NET ASSETS, BEGINNING OF PERIOD	$59,516,140	$39,734,349	$38,795,266	$17,451,376	$4,683,921
NET ASSETS, END OF PERIOD	$58,578,256	$41,189,231	$42,427,488	$17,474,792	$5,164,219

Accumulated undistributed net investment income	$5,111	$2,333	$860	$13,153	$9,448

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

Integrity Managed Portfolios (the “Trust”) was organized as a Massachusetts business trust on August 10, 1990 and commenced operations on November 15, 1990. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company and consists of five series (the “Funds”).

The Kansas Municipal Fund (“KS Muni Fund”), Nebraska Municipal Fund (“NE Muni Fund”), and Oklahoma Municipal Fund (“OK Muni Fund”), each a non-diversified Fund, seek the highest level of current income that is exempt from both federal income tax and each Fund’s respective state income tax as is consistent with preservation of capital. The Maine Municipal Fund (“ME Muni Fund”) and New Hampshire Municipal Fund (“NH Muni Fund”), each a non-diversified Fund, seek the highest level of current income that is exempt from both federal income tax and each Fund’s respective state income tax (interest and dividend tax with respect to New Hampshire) without assuming undue risk.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which quotations are not readily available are valued using a matrix system at fair value as determined by the Funds’ administrative services agent, Integrity Fund Services, LLC (“Integrity Fund Services” or “IFS”). The matrix system has been developed based on procedures approved by the Board of Trustees and includes consideration of the following: yields or prices of municipal bonds of comparable quality; type of issue, coupon, maturity, and rating; indications as to value from dealers; indications as to value from municipal bond market activity; and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. Refer to Note 3 for further disclosures related to the inputs used to value the Funds’ investments. Shares of a registered investment company, including money market funds that are not traded on an exchange are valued at the investment company’s net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in the Funds’ Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—In the case of investments of $500,000 or more, a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended July 29, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on municipal securities are accreted and amortized over the lives of the respective securities.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the first in, first out basis unless specifically identified. Interest income and estimated expenses are accrued daily. The Funds declare dividends from net investment income daily and pay such dividends monthly. Capital gains, when available, are distributed at least annually. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount and capital loss carryforwards. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Reporting period end date—For financial reporting purposes, the last day of the reporting period will be the last business day of the month.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds’ investments as of July 29, 2016:

		Level 1	Level 2	Level 3	Total
KS Muni Fund	Municipal Bonds	$0	$58,539,191	$0	58,539,191
	Total	$0	$58,539,191	$0	$58,539,191

NE Muni Fund	Municipal Bonds	$0	$45,890,309	$0	$45,890,309
	Total	$0	$45,890,309	$0	$45,890,309

OK Muni Fund	Municipal Bonds	$0	$44,416,855	$0	$44,416,855
	Total	$0	$44,416,855	$0	$44,416,855

ME Muni Fund	Municipal Bonds	$0	$19,847,815	$0	$19,847,815
	Total	$0	$19,847,815	$0	$19,847,815

NH Muni Fund	Municipal Bonds	$0	$6,036,791	$0	$6,036,791
	Total	$0	$6,036,791	$0	$6,036,791

See Schedule of Investments to view by type of obligation. The Funds did not hold any Level 3 assets during the year ended July 29, 2016. There were no transfers into or out of Level 1 or Level 2 during the year ended July 29, 2016. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the year ended July 29, 2016.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended July 29, 2016, were as follows:

	KS Muni	NE Muni	OK Muni	ME Muni	NH Muni
	Fund	Fund	Fund	Fund	Fund
Purchases	$6,895,481	$7,440,614	$7,998,360	$3,367,511	$2,460,811
Sales	$7,194,855	$3,122,228	$4,512,441	$330,000	$1,167,093

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

	KS Muni	NE Muni	OK Muni	ME Muni	NH Muni
Year Ended 7/29/16:	Fund	Fund	Fund	Fund	Fund
Shares sold	515,596	610,955	656,299	294,264	208,450
Shares issued from reinvestments	105,988	70,178	56,033	31,317	6,539
Shares redeemed	(574,747)	(340,869)	(496,094)	(129,061)	(85,209)
Net increase (decrease)	46,837	340,264	216,238	196,520	129,780

	KS Muni	NE Muni	OK Muni	ME Muni	NH Muni
Year Ended 7/31/15:	Fund	Fund	Fund	Fund	Fund
Shares sold	434,821	462,386	572,764	116,160	108,612
Shares issued from reinvestments	104,484	63,312	44,740	26,611	6,140
Shares redeemed	(633,613)	(416,575)	(317,309)	(138,627)	(70,882)
Net increase (decrease)	(94,308)	109,123	300,195	4,144	43,870

NOTE 6: Income Tax Information

At July 29, 2016, the net unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	KS Muni	NE Muni	OK Muni	ME Muni	NH Muni
	Fund	Fund	Fund	Fund	Fund
Investments at cost	$54,199,325	$42,909,627	$41,265,797	$18,691,754	$5,780,099
Unrealized appreciation	$4,355,261	$2,981,039	$3,167,313	$1,166,117	$267,122
Unrealized depreciation	(15,395)	(357)	(16,255)	(10,056)	(10,430)
Net unrealized appreciation*	$4,339,866	$2,980,682	$3,151,058	$1,156,061	$256,692

*	Differences between financial reporting-basis and tax-basis are due to differing treatment of market discount.

The tax character of distributions paid or accrued were as follows:

Year Ended 7/29/16:	KS Muni Fund	NE Muni Fund	OK Muni Fund	ME Muni Fund	NH Muni Fund
Tax-exempt income	$1,641,358	$1,108,961	$1,051,277	$436,128	$112,772
Capital gains	$0	$0	$0	$8,442	$0

Year Ended 7/31/15:	KS Muni Fund	NE Muni Fund	OK Muni Fund	ME Muni Fund	NH Muni Fund
Tax-exempt income	$1,647,296	$1,098,476	$997,700	$427,448	$105,037

As of July 29, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	KS Muni	NE Muni	OK Muni	ME Muni	NH Muni
	Fund	Fund	Fund	Fund	Fund
Undistributed tax-exempt income	$38,527	$30,089	$30,312	$7,461	$2,918
Undistributed capital gain	0	0	0	30	0
Accumulated capital and other losses	(223,427)	(261,642)	(356,809)	0	(15,742)
Unrealized appreciation*	4,339,866	2,980,682	3,151,058	1,156,061	256,692
Total accumulated earnings/(deficit)	$$4,154,966	$$2,749,129	$$2,824,561	$$1,163,552	$$243,868

*	Differences between financial reporting-basis and tax-basis are due to differing treatment of market discount.

Under the Regulated Investment Company Modernization Act of 2010 (“Act”), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds’ capital loss carryforward amounts as of July 29, 2016 are as follows:

	KS Muni Fund	NE Muni Fund	OK Muni Fund	NH Muni Fund
Expires in 2018	$-	$-	$260,308	$-
Non-expiring S-T losses	133,526	177,427	52,527	12,953
Non-expiring L-T losses	89,901	84,215	43,974	2,789
Total	$223,427	$261,642	$356,809	$15,742

For the year ended July 29, 2016, NH Muni Fund reclassified accumulated net realized loss of $529 to paid-in capital due to expired capital loss carryforward. For the year ended July 29, 2016, KS Muni Fund, NE Muni Fund, OK Muni Fund, and NH Muni Fund utilized capital loss carryforwards of $39,118, $8,077, $53,288, and $5,931, respectively. For the year ended July 29, 2016, NE Muni Fund, OK Muni Fund, and NH Muni Fund reclassified accumulated net investment income of $1,411, $931, and $8,218, respectively, to accumulated realized gain due to market discount on bonds sold.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management (“VFM”), the Funds’ investment adviser; Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or “IFD”), the Funds’ underwriter; and IFS, the Funds’ transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor Investors” or “Corridor”), the Funds’ sponsor. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. The Investment Advisory Agreement (the “Advisory Agreement”) provides for fees to be computed at an annual rate of 0.50% of each Fund’s average daily net assets. Under the terms of the Advisory Agreement, VFM has contractually agreed to waive its management fee and to reimburse expenses for the Funds, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, until November 29, 2016 so that the net annual operating expenses do not exceed 0.98%. After November 29, 2016, the expense limitation may be terminated or revised. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Year Ended 7/29/16		Payable at 7/29/16
	Advisory Fees*	Advisory Fees Waived	Advisory Fees*
KS Muni Fund	$238,889	$52,521	$19,908
NE Muni Fund	$170,933	$43,299	$14,757
OK Muni Fund	$176,137	$42,382	$14,710
ME Muni Fund	$67,521	$23,707	$5,907
NH Muni Fund	$14,345	$11,931	$1,560

*	After waivers.

IFD serves as the principal underwriter for the Funds and receives sales charges deducted from sale proceeds and CDSC from applicable redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse their principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called “Distribution Plan expenses.” The Funds currently pay an annual distribution fee of up to 0.25% of the average daily net assets. Certain Officers of the Funds are also Officers and Governors of IFD.

	Year Ended 7/29/16				Payable at 7/29/16
	Sales		Distribution	Distribution	Sales		Distribution
	Charges	CDSC	Fees*	Fees Waived	Charges	CDSC	Fees*
KS Muni Fund	$96,519	$0	$119,445	$26,260	$3,379	$0	$9,954
NE Muni Fund	$101,374	$0	$85,467	$21,649	$1,341	$0	$7,378
OK Muni Fund	$118,910	$0	$88,069	$21,191	$3,410	$0	$7,355
ME Muni Fund	$45,331	$0	$33,761	$11,853	$678	$0	$2,953
NH Muni Fund	$24,166	$0	$7,172	$5,966	$267	$0	$780

*	After waivers.

IFS acts as the Funds’ transfer agent for a monthly variable fee equal to 0.14% of the Funds’ average daily net assets on an annual basis for the Funds’ first $200 million and at a lower rate on the average daily net assets in excess of $200 million plus reimbursement of out-of-pocket expenses. IFS also acts as the Funds’ administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% of the Funds’ average daily net assets on an annual basis for the Funds’ first $200 million and at a lower rate on the average daily net assets in excess of $200 million plus reimbursement of out-of-pocket expenses. Certain Officers of the Funds are also Officers and Governors of IFS.

	Year Ended 7/29/16				Payable at 7/29/16
	Transfer	Transfer	Admin.	Admin.	Transfer	Admin.
	Agency	Agency	Service	Service	Agency	Service
	Fees*	Fees Waived	Fees*	Fees Waived	Fees*	Fees*
KS Muni Fund	$70,933	$15,640	$85,301	$20,227	$6,797	$7,159
NE Muni Fund	$50,575	$12,828	$65,966	$17,952	$5,090	$5,671
OK Muni Fund	$51,886	$12,565	$67,633	$17,486	$5,133	$5,662
ME Muni Fund	$20,134	$6,986	$35,936	$13,541	$2,066	$3,068
NH Muni Fund	$4,399	$3,470	$16,485	$14,806	$580	$1,576

*	After waivers.

NOTE 8: Principal Risks

The Funds invest primarily in municipal securities from a specific state. The Funds may also invest in municipal securities of U.S. territories and possessions (such as Puerto Rico, the U.S. Virgin Islands, and Guam). Each Fund is therefore more susceptible to political, economic, legislative, or regulatory factors adversely affecting issuers of municipal securities in its specific state or U.S. territories and possessions.

Interest rate risk is the risk that bond prices will decline in value because of changes in interest rates. There is normally an inverse relationship between the fair value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the average maturity of a Fund’s portfolio, the greater its interest rate risk.

KANSAS MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/29/16	7/31/15	7/31/14	7/31/13	7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$10.87	$10.85	$10.56	$11.12	$10.64

Income (loss) from investment operations:
Net investment income (loss)	$0.31	$0.31	$0.32	$0.30	$0.37
Net realized and unrealized gain (loss) on investments[3]	0.26	0.02	0.29	(0.56)	0.48
Total from investment operations	$0.57	$0.33	$0.61	$(0.26)	$0.85

Distributions from net investment income	$(0.31)	$(0.31)	$(0.32)	$(0.30)	$(0.37)

NET ASSET VALUE, END OF PERIOD	$11.13	$10.87	$10.85	$10.56	$11.12

Total Return (excludes any applicable sales charge)	5.30%	3.03%	5.81%	(2.37%)	8.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$60,489	$58,578	$59,516	$64,405	$48,093
Ratio of expenses to average net assets after waivers1,2,*	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers[2]	1.18%	1.16%	1.16%	1.17%	1.18%
Ratio of net investment income to average net assets1,2,*	2.81%	2.80%	2.95%	2.75%	3.36%
Portfolio turnover rate	12.10%	10.87%	6.63%	13.40%	11.46%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

NEBRASKA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/29/16	7/31/15	7/31/14	7/31/13	7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$10.48	$10.40	$9.99	$10.69	$10.20

Income (loss) from investment operations:
Net investment income (loss)	$0.27	$0.29	$0.29	$0.29	$0.34
Net realized and unrealized gain (loss) on investments[3]	0.34	0.08	0.41	(0.70)	0.49
Total from investment operations	$0.61	$0.37	$0.70	$(0.41)	$0.83

Distributions from net investment income	$(0.27)	$(0.29)	$(0.29)	$(0.29)	$(0.34)

NET ASSET VALUE, END OF PERIOD	$10.82	$10.48	$10.40	$9.99	$10.69

Total Return (excludes any applicable sales charge)	5.94%	3.54%	7.14%	(3.96%)	8.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$46,217	$41,189	$39,734	$41,633	$46,038
Ratio of expenses to average net assets after waivers1,2,*	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers[2]	1.20%	1.19%	1.20%	1.20%	1.21%
Ratio of net investment income to average net assets[1,2]*	2.58%	2.72%	2.89%	2.72%	3.22%
Portfolio turnover rate	7.47%	11.76%	3.88%	23.65%	12.38%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

OKLAHOMA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/29/16	7/31/15	7/31/14	7/31/13	7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$11.64	$11.60	$11.20	$11.93	$11.24

Income (loss) from investment operations:
Net investment income (loss)	$0.28	$0.29	$0.31	$0.32	$0.34
Net realized and unrealized gain (loss) on investments[3]	0.46	0.04	0.40	(0.73)	0.69
Total from investment operations	$0.74	$0.33	$0.71	$(0.41)	$1.03

Distributions from net investment income	$(0.28)	$(0.29)	$(0.31)	$(0.32)	$(0.34)

NET ASSET VALUE, END OF PERIOD	$12.10	$11.64	$11.60	$11.20	$11.93

Total Return (excludes any applicable sales charge)	6.47%	2.82%	6.42%	(3.54%)	9.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$46,718	$42,427	$38,795	$41,551	$43,253
Ratio of expenses to average net assets after waivers1,2,*	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers[2]	1.19%	1.18%	1.19%	1.18%	1.19%
Ratio of net investment income to average net assets1,2,*	2.40%	2.44%	2.72%	2.70%	2.93%
Portfolio turnover rate	10.58%	14.53%	1.41%	9.54%	17.72%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

MAINE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/29/16	7/31/15	7/31/14	7/31/13	7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$10.99	$11.00	$10.79	$11.36	$10.77

Income (loss) from investment operations:
Net investment income (loss)	$0.27	$0.27	$0.29	$0.31	$0.34
Net realized and unrealized gain (loss) on investments[3]	0.33	(0.01)	0.21	(0.57)	0.59
Total from investment operations	$0.60	$0.26	$0.50	$(0.26)	$0.93

Less Distributions:
Distributions from net investment income	$(0.27)	$(0.27)	$(0.29)	$(0.31)	$(0.34)
Distributions from net realized gains	(0.01)	0.00	0.00	0.00	0.00
Total distributions	$(0.28)	$(0.27)	$(0.29)	$(0.31)	$(0.34)

NET ASSET VALUE, END OF PERIOD	$11.31	$10.99	$11.00	$10.79	$11.36

Total Return (excludes any applicable sales charge)	5.44%	2.37%	4.72%	(2.37%)	8.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$20,213	$17,475	$17,451	$17,702	$18,084
Ratio of expenses to average net assets after waivers1,2,*	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers[2]	1.29%	1.28%	1.28%	1.27%	1.29%
Ratio of net investment income to average net assets1,2,*	2.39%	2.45%	2.70%	2.76%	3.11%
Portfolio turnover rate	1.88%	16.18%	11.27%	11.52%	1.87%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

NEW HAMPSHIRE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/29/16	7/31/15	7/31/14	7/31/13	7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$10.76	$10.74	$10.55	$11.07	$10.66

Income (loss) from investment operations:
Net investment income (loss)	$0.24	$0.24	$0.28	$0.28	$0.33
Net realized and unrealized gain (loss) on investments[3]	0.31	0.02	0.19	(0.52)	0.41
Total from investment operations	$0.55	$0.26	$0.47	$(0.24)	$0.74

Distributions from net investment income	$(0.24)	$(0.24)	$(0.28)	$(0.28)	$(0.33)

NET ASSET VALUE, END OF PERIOD	$11.07	$10.76	$10.74	$10.55	$11.07

Total Return (excludes any applicable sales charge)	5.12%	2.45%	4.53%	(2.19%)	7.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$6,754	$5,164	$4,684	$5,173	$4,854
Ratio of expenses to average net assets after waivers1,2,*	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers[2]	1.67%	1.71%	1.71%	1.67%	1.78%
Ratio of net investment income to average net assets1,2,*	2.17%	2.27%	2.68%	2.62%	3.07%
Portfolio turnover rate	23.42%	13.08%	4.85%	10.57%	13.73%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Integrity Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Integrity Managed Portfolios, comprising Kansas Municipal Fund, Maine Municipal Fund, Nebraska Municipal Fund, New Hampshire Municipal Fund, and Oklahoma Municipal Fund (the “Funds”) as of July 29, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 29, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Integrity Managed Portfolios as of July 29, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen & Company, Ltd.

COHEN & COMPANY, LTD.

Cleveland, Ohio

September 27, 2016

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

Actual expenses - The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes - The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	1/29/2016	7/29/2016	Period*	Ratio
Kansas Municipal Fund
Actual	$1,000.00	$1,024.15	$4.96	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95	0.98%
Nebraska Municipal Fund
Actual	$1,000.00	$1,026.82	$4.97	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95	0.98%
Oklahoma Municipal Fund
Actual	$1,000.00	$1,026.40	$4.96	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95	0.98%
Maine Municipal Fund
Actual	$1,000.00	$1,021.72	$4.95	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95	0.98%
New Hampshire Municipal Fund
Actual	$1,000.00	$1,022.44	$4.95	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95	0.98%

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 180 days in one-half year period, and dividend by 360 days in the fiscal year (to reflect the one-half year period).

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees (“Board”) of the Funds consists of five Trustees (the “Trustees”). These same individuals, unless otherwise noted, also serve as Trustees for the five series of Integrity Managed Portfolios, the five series of The Integrity Funds, and the two series of Viking Mutual Funds. Four Trustees are not “interested persons” (80% of the total) as defined under the 1940 Act (the “Independent Trustees”). The remaining Trustee is “interested” (the “Interested Trustees”) by virtue of his affiliation with Viking Fund Management, LLC and its affiliates.”

For the purposes of this section, the “Fund Complex” consists of the five series of Integrity Managed Portfolios, the five series of The Integrity Funds, and the two series of Viking Mutual Funds.

Each Trustee serves a Fund until its termination; or until the Trustee’s retirement, resignation, or death; or otherwise as specified in the Funds’ organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Funds.

INDEPENDENT TRUSTEES
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Jerry M. Stai Birth date: March 31, 1952 Began serving: January 2006 Funds overseen: 12 funds

Principal occupation(s): Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to 2014); Director/Trustee: Integrity Fund of Funds, Inc. (2006 to 2012), The Integrity Funds and Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

Orlin W. Backes Birth date: May 11, 1935 Began serving: January 1996 Funds overseen: 12 funds

Principal occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C. (1963 to 2012); Director/Trustee: Integrity Fund of Funds, Inc. (1995 to 2012), Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

R. James Maxson Birth date: December 12, 1947 Began serving: January 1999 Funds overseen: 12 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to present); Director/Trustee: Integrity Fund of Funds, Inc. (1999 to 2012), Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Peoples State Bank of Velva, St. Joseph’s Community Health Foundation and St. Joseph’s Foundation, Minot Community Land Trust

Wade A. Dokken Birth date: March 3, 1960 Began serving: February 2016 Funds overseen: 12 funds

Principal occupation(s): Member, WealthVest Financial Partners (2009 to present); Co-President, WealthVest Marketing (2009 to present), Trustee: Integrity Managed Portfolios (2016 to present), The Integrity Funds (2016 to present), and Viking Mutual Funds (2016 to present)

Other Directorships Held: Not Applicable

The Statement of Additional Information (“SAI”) contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Robert E. Walstad(1) Trustee, and Chairman Birth date: August 16, 1944 Began serving: January 1996 Funds overseen: 12 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to 2013): Viking Fund Management, LLC; Director and Chairman: Integrity Fund of Funds, Inc. (1994 to 2012); Trustee and Chairman: Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present),  and Viking Mutual Funds (2009 to present)

Other Directorships Held: Governor: Mainstream Investors, LLC (2012)

(1)

Trustee who is an “interested person” of the Funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors the parent company of Viking Fund Management, Integrity Fund Services and Integrity Funds Distributor.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 2009

Principal occupation(s): Governor, CEO, and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President: Viking Mutual Funds (1999 to present), Integrity Fund of Funds, Inc. (2009 to 2012), The Integrity Funds (2009 to present), and Integrity Managed Portfolios (2009 to present)

Other Directorships Held: Minot Chamber of Commerce

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: January 1996

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President (1994 to 2012):  Integrity Fund of Funds, Inc.; Vice President: Integrity Managed Portfolios (1996 to present); The Integrity Funds (2003 to present); and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: May 2008

Principal occupation(s): Fund Accounting Manager (2008 to present) and Chief Operating Officer (2013 to present): Integrity Fund Services, LLC; Treasurer: Integrity Fund of Funds, Inc. (2008 to 2012), Integrity Managed Portfolios and The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: October 2005 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: Integrity Fund of Funds, Inc. (2005 to 2012), Integrity Managed Portfolios and The Integrity Funds, (2005 to present), and Viking Mutual Funds (2009 to present); Secretary (2009 to 2012): Integrity Fund of Funds, Inc.; Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds, and Viking Mutual Funds

Other Directorships Held: Not applicable

The SAI contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 12/2012

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	•	Social Security number, name, address

	•	Account balance, transaction history, account transactions

	•	Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?

For our everyday business purposes—	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes—	Yes	No
to offer our products and services to you

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences

For our affiliates’ everyday business purposes—	No	We don’t share
information about your creditworthiness

For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (Continued)

Who we are

Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do

How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We

	•	train employees on privacy, information security and protection of client information.

	•	limit access to nonpublic personal information to those employees requiring such information in performing their job functions.

How does Integrity Viking Funds collect my personal information?	We collect your personal information, for example, when you:

	•	open an account or seek financial or tax advice

	•	provide account information or give us your contact information

	•	make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:

	•	sharing for affiliates’ everyday business purposes—information about your creditworthiness

	•	affiliates from using your information to market to you

	•	sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies

	•	The Integrity Funds

	•	Viking Mutual Funds

	•	Integrity Managed Portfolios

	•	Corridor Investors, LLC

	•	Viking Fund Management, LLC

	•	Integrity Funds Distributor, LLC

	•	Integrity Fund Services, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Integrity Viking Funds does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.

Integrity Viking Funds doesn’t jointly market.

Integrity Viking Funds includes:

•	The Integrity Funds

•	Viking Mutual Funds

•	Integrity Managed Portfolios

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds’ website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of its second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q and N-CSR(S) are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds’ website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

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Equity Funds

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Williston Basin/Mid-North America Stock Fund

Corporate Bond Fund

Integrity High Income Fund

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for North Dakota

Viking Tax-Free Fund for Montana

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

New Hampshire Municipal Fund

Oklahoma Municipal Fund

INTEGRITY MANAGED PORTFOLIOS

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

New Hampshire Municipal Fund

Oklahoma Municipal Fund

Semi-Annual Report

January 31, 2017

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Kansas Municipal Fund, Nebraska Municipal Fund, Oklahoma Municipal Fund, Maine Municipal Fund, and New Hampshire Municipal Fund (each a “Fund”, and collectively the “Funds”) for the six months ended January 31, 2017. Each Fund’s portfolio and related financial statements are presented within for your review.

Economic Recap

The Federal Open Market Committee (“FOMC” or “Committee”) statement in mid-September noted that the labor market had continued to strengthen and growth of economic activity had picked up from the modest pace seen in the first half of the year. Although the unemployment rate was little changed, job gains had been solid and household spending had been growing strongly. The Committee decided to maintain the target range for the federal funds rate at 1/4 to 1/2 percent. The Committee judged that the case for an increase in the federal funds rate had strengthened but decided, for the time being, to wait for further evidence of continued progress. In the mid-December statement the FOMC believed that the continued strength in the labor market and continued growth of economic activity since mid-year justified an increase in the federal funds rate to 1/2 to 3/4 percent and maintained that rate in January. The Committee expected that, with gradual adjustments in the stance of monetary policy, economic activity will expand at a moderate pace and labor market conditions will strengthen somewhat further. The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.

Municipal Bond Market Recap

Returns were negative for the municipal bond market in the second half of the year, breaking a streak of four consecutive quarters of positive returns and posting two consecutive quarters of negative returns to finish the year. Interest rates rose throughout the yield curve in the third quarter as the labor market continued to strengthen and economic activity picked up from the first half of the year. Rates continued to rise in October and more drastically in November on the heels of the Presidential Election, prospects of a higher growth rate for the economy and the possibility of tax reform from a new administration and unified government. November was the municipal market’s worst performance month since the 2008 financial crisis. However, the market did get a bit of a reprieve in December and January as bond prices recovered some of the prior month’s losses. Yields increased throughout the curve from August through January, up 92 basis points on the 10 year AAA GO, and 98 and 96 basis points on the 20 and 30 year AAA GO, respectively. The dramatic increase in rates from August through January resulted in negative returns for the Funds in the semi-annual period ending January 31.

Fund Performance and Outlook

We continue to follow a disciplined strategy of investing to maximize tax-exempt income while seeking value in the municipal market. Recent market activity and the possibility of rising rates has lead us to favor high quality, higher coupon (4% to 5%) bonds. As interest rates fluctuate, the portfolio becomes diversified with a broad range of securities that help us achieve a high level of current tax-free income for shareholders. All else equal, the shorter maturity structure and higher coupons will be more defensive, mitigating some negative impact to each Fund’s share price should a rise in rates occur.

The Kansas Municipal Fund began the period at $11.13 per share and ended the period at $10.67 per share for a total return of -2.79%*. This compares to the Barclays Capital Municipal Index’s return of -3.34%. At the end of the period the average weighted coupon and maturity of the Fund at market value was 4.90% and 10.7 years, respectively.

The Maine Municipal Fund began the period at $11.31 per share and ended the period at $10.74 per share for a total return of -3.90%*. This compares to the Barclays Capital Municipal Index’s return of -3.34%. At the end of the period the average weighted coupon and maturity of the Fund at market value was 4.44% and 11.7 years, respectively.

The Nebraska Municipal Fund began the period at $10.82 per share and ended the period at $10.25 per share for a total return of -4.13%*. This compares to the Barclays Capital Municipal Index’s return of -3.34%. At the end of the period the average weighted coupon and maturity of the Fund at market value was 4.84% and 14.3 years, respectively.

The New Hampshire Municipal Fund began the period at $11.07 per share and ended the period at $10.38 per share for a total return of -5.26%*. This compares to the Barclays Capital Municipal Index’s return of -3.34%. At the end of the period the average weighted coupon and maturity of the Fund at market value was 4.35% and 11.1 years, respectively.

The Oklahoma Municipal Fund began the period at $12.10 per share and ended the period at $11.53 per share for a total return of -3.61%*. This compares to the Barclays Capital Municipal Index’s return of -3.34%. At the end of the period the average weighted coupon and maturity of the Fund at market value was 4.68% and 13.7 years, respectively.

Income exempt from federal income taxes and each Fund's respective state tax (interest and dividend tax with respect to New Hampshire) with preservation of capital remains the primary objective of the Funds.

If you would like more frequent updates, please visit the Funds’ website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management, LLC (“Viking Fund Management”, “VFM”, or the “Adviser”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. For Kansas Municipal Fund, Nebraska Municipal Fund, Oklahoma Municipal Fund, Maine Municipal Fund, and New Hampshire Municipal Fund, the total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.18%, 1.21%, 1.20%, 1.29%, and 1.68%, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.98%, 0.98%, 0.98%, 0.98%, and 0.98%, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2017 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2017 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider each Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and therefore the value of bond funds decline as interest rates rise. Because each Fund invests in securities of a single state, the Funds are more susceptible to factors adversely impacting the respective state than a municipal bond fund that does not concentrate its securities in a single state.

For investors subject to the alternative minimum tax, a portion of the each Fund’s dividends may be taxable. Distributions of capital gains are generally taxable.

KANSAS MUNICIPAL FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Kansas Municipal Fund without Sales Charge	Kansas Municipal Fund with Maximum Sales Charge	Barclays Capital Municipal Bond Index
7/31/06	$10,000	$9,752	$10,000
7/31/07	$10,306	$10,050	$10,427
7/31/08	$10,604	$10,341	$10,722
7/31/09	$11,035	$10,761	$11,269
7/30/10	$11,710	$11,420	$12,301
7/29/11	$12,064	$11,764	$12,700
7/31/12	$13,037	$12,714	$14,035
7/31/13	$12,728	$12,413	$13,728
7/31/14	$13,468	$13,134	$14,726
7/31/15	$13,876	$13,532	$15,250
7/29/16	$14,612	$14,249	$16,309
1/31/17	$14,204	$13,852	$15,765

Average Annual Total Returns for the periods ended January 31, 2017

					Since Inception
	1 year	3 year	5 year	10 year	(November 15, 1990)
Without sales charge	-0.44%	2.70%	2.06%	3.40%	4.13%
With sales charge (3.75%)	-2.91%	1.85%	1.54%	3.14%	4.03%

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.18%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.98%. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2017 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2017 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

NEBRASKA MUNICIPAL FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Nebraska Municipal Fund without Sales Charge	Nebraska Municipal Fund with Maximum Sales Charge	Barclays Capital Municipal Bond Index
7/31/06	$10,000	$9,751	$10,000
7/31/07	$10,316	$10,060	$10,427
7/31/08	$10,604	$10,340	$10,722
7/31/09	$10,997	$10,723	$11,269
7/30/10	$11,617	$11,328	$12,301
7/29/11	$11,999	$11,701	$12,700
7/31/12	$12,986	$12,664	$14,035
7/31/13	$12,472	$12,162	$13,728
7/31/14	$13,363	$13,031	$14,726
7/31/15	$13,836	$13,492	$15,250
7/29/16	$14,658	$14,293	$16,309
1/31/17	$14,053	$13,704	$15,765

Average Annual Total Returns for the periods ended January 31, 2017

					Since Inception
	1 year	3 year	5 year	10 year	(November 17, 1993)
Without sales charge	-1.55%	2.87%	2.00%	3.26%	3.61%
With sales charge (3.75%)	-3.98%	2.01%	1.49%	3.00%	3.50%

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.21%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.98%. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2017 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2017 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

OKLAHOMA MUNICIPAL FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Oklahoma Municipal Fund without Sales Charge	Oklahoma Municipal Fund with Maximum Sales Charge	Barclays Capital Municipal Bond Index
7/31/06	$10,000	$9,754	$10,000
7/31/07	$10,310	$10,056	$10,427
7/31/08	$10,414	$10,157	$10,722
7/31/09	$10,860	$10,592	$11,269
7/30/10	$11,687	$11,399	$12,301
7/29/11	$12,172	$11,872	$12,700
7/31/12	$13,304	$12,976	$14,035
7/31/13	$12,832	$12,516	$13,728
7/31/14	$13,656	$13,319	$14,726
7/31/15	$14,041	$13,695	$15,250
7/29/16	$14,950	$14,581	$16,309
1/31/17	$14,411	$14,056	$15,765

Average Annual Total Returns for the periods ended January 31, 2017

					Since Inception
	1 year	3 year	5 year	10 year	(September 25, 1996)
Without sales charge	-1.06%	2.84%	1.97%	3.50%	3.88%
With sales charge (3.75%)	-3.57%	1.98%	1.46%	3.24%	3.76%

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.20%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.98%. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2017 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2017 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

MAINE MUNICIPAL FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Maine Municipal Fund without Sales Charge	Maine Municipal Fund with Maximum Sales Charge	Barclays Capital Municipal Bond Index
7/31/06	$10,000	$9,750	$10,000
7/31/07	$10,289	$10,032	$10,427
7/31/08	$10,642	$10,375	$10,722
7/31/09	$11,197	$10,917	$11,269
7/30/10	$11,812	$11,517	$12,301
7/29/11	$12,107	$11,804	$12,700
7/31/12	$13,171	$12,842	$14,035
7/31/13	$12,859	$12,538	$13,728
7/31/14	$13,466	$13,129	$14,726
7/31/15	$13,785	$13,440	$15,250
7/29/16	$14,536	$14,172	$16,309
1/31/17	$13,969	$13,619	$15,765

Average Annual Total Returns for the periods ended January 31, 2017

					Since Inception
	1 year	3 year	5 year	10 year	(December 5, 1991)
Without sales charge	-1.82%	2.07%	1.52%	3.22%	4.27%
With sales charge (3.75%)	-4.29%	1.22%	1.01%	2.96%	4.17%

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.29%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.98%. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2017 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2017 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

NEW HAMPSHIRE MUNICIPAL FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	New Hampshire Municipal Fund without Sales Charge	New Hampshire Municipal Fund with Maximum Sales Charge	Barclays Capital Municipal Bond Index
7/31/06	$10,000	$9,753	$10,000
7/31/07	$10,302	$10,047	$10,427
7/31/08	$10,686	$10,421	$10,722
7/31/09	$11,182	$10,905	$11,269
7/30/10	$11,783	$11,491	$12,301
7/29/11	$12,094	$11,795	$12,700
7/31/12	$12,945	$12,625	$14,035
7/31/13	$12,662	$12,348	$13,728
7/31/14	$13,234	$12,907	$14,726
7/31/15	$13,558	$13,223	$15,250
7/29/16	$14,253	$13,900	$16,309
1/31/17	$13,502	$13,168	$15,765

Average Annual Total Returns for the periods ended January 31, 2017

					Since Inception
	1 year	3 year	5 year	10 year	(December 31, 1992)
Without sales charge	-3.14%	1.52%	1.10%	2.86%	3.85%
With sales charge (3.75%)	-5.56%	0.67%	0.60%	2.60%	3.74%

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.68%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.98%. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2017 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2017 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

KANSAS MUNICIPAL FUND

PORTFOLIO MARKET SECTORS January 31, 2017 (unaudited)

General Obligation	46.7%
Health Care	20.2%
Other Revenue	14.9%
Utilities	10.8%
Cash Equivalents and Other	3.8%
Transportation	1.9%
Education	1.4%
Housing	0.3%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS January 31, 2017 (unaudited)

	Principal	Fair
	Amount	Value
MUNICIPAL BONDS (96.2%)

Education (1.4%)
KS Dev Fin Auth Sales Tax Rev K-St-Olathe Innovation-L1 5.000% 09/01/39	200,000	$212,916
KS Dev Fin Auth Rev Wichita ST Univ Student Hsg 5.000% 06/01/27	250,000	275,902
Sedgwick Cnty Unified Sch 5.250% 09/01/20	345,000	367,773
Sedgwick Cnty Unified Sch 5.250% 09/01/20	15,000	15,924
		872,515
General Obligation (46.7%)
Bourbon Cnty KS USD #234 (Fort Scott) GO 5.000% 09/01/27	250,000	287,807
Bourbon Cnty KS USD #234 (Fort Scott) GO 5.000% 09/01/28	250,000	284,253
Bourbon Cnty KS USD #234 (Fort Scott) GO 5.000% 09/01/29	250,000	281,075
Bourbon Cnty KS USD #234 (Fort Scott) GO 5.000% 09/01/30	250,000	279,675
Bourbon Cnty KS USD #234 (Fort Scott) GO 5.000% 09/01/31	500,000	556,775
Butler Cnty KS USD #402 (Augusta) GO 5.250% 09/01/21	560,000	596,988
Butler Cnty KS USD #402 (Augusta) GO 4.000% 09/01/30	250,000	269,602
Butler Cnty KS USD #385 (Andover) GO Ref & Impt 5.000% 09/01/18	500,000	531,555
Clay Cnty KS Ref & Impt GO 4.000% 10/01/36	500,000	506,905
Cowley Cnty KS USD #470 5.500% 09/01/21	100,000	106,636
Cowley Cnty KS USD #470 4.750% 09/01/27	490,000	521,649
Dickinson Cnty KS USD #473 5.000% 09/01/27	325,000	356,359
Dickinson Cnty KS USD #473 4.400% 09/01/29	100,000	108,127
Douglas Cnty KS USD #348 Baldwin GO 4.000% 09/01/30	250,000	272,970
Douglas Cnty KS USD #491 Eudora 5.500% 09/01/24	250,000	267,398
Douglas Cnty KS USD #491 Eudora 5.000% 09/01/23	375,000	410,681
Douglas Cnty KS USD #491 Eudora 5.125% 09/01/29	250,000	274,578
*Franklin Cnty KS USD #290 5.000% 09/01/40	3,000,000	3,292,380
Harvey Cnty KS USD #373 (Newton) 4.000% 09/01/18	250,000	263,160
Harvey Cnty KS USD #373 (Newton) 5.000% 09/01/23	200,000	213,400
Harvey Cnty KS USD #373 (Newton) 5.000% 09/01/25	1,000,000	1,067,000
Jackson Cnty KS USD #336 5.000% 09/01/29	250,000	277,088
Jackson Cnty KS USD #336 5.000% 09/01/34	250,000	271,990
Johnson & Miami Cnty KS USD #230 4.000% 09/01/36	500,000	505,245
Johnson Cnty KS USD #231 5.000% 10/01/25	250,000	290,310
Johnson Cnty KS USD #233 G.O. 4.000% 09/01/29	500,000	542,040
Johnson Cnty KS USD #233 4.000% 09/01/18	150,000	158,286
Junction City KS Ref & Impt 5.000% 09/01/25	245,000	250,829
Junction City KS Ref & Impt 5.000% 09/01/25	5,000	5,116
Junction City KS Unlimited GO 4.250% 09/01/21	100,000	107,640
Junction City KS Unlimited GO 4.400% 09/01/22	100,000	108,021
Junction City KS Unlimited GO 4.500% 09/01/23	100,000	108,274
Leavenworth Cnty KS USD #453 GO Impt & Ref 5.250% 03/01/24	200,000	221,430
Leavenworth Cnty KS USD #453 4.750% 09/01/25	300,000	329,949
*Leavenworth Cnty KS USD #453 GO Impt & Ref 5.125% 03/01/29	1,000,000	1,106,410
Leavenworth Cnty KS USD #458 5.000% 09/01/29	500,000	567,490
Leavenworth Cnty KS USD #469 Lansing 4.000% 09/01/30	320,000	340,419
Wichita Cnty KS USD #467 (Leoti) 5.000% 10/01/18	100,000	106,955
Manhattan KS GO 5.000% 11/01/28	130,000	137,166
Miami Cnty KD USD #368 5.000% 09/01/27	135,000	154,232
Miami Cnty KD USD #368 5.000% 09/01/27	115,000	128,439
Montgomery Cnty KS USD #446 5.000% 09/01/33	250,000	256,260
Neosho Cnty KS USD #413 4.000% 09/01/31	250,000	260,195
Newton KS Unlimited GO 5.000% 09/01/21	100,000	109,515
Newton KS Unlimited GO 4.750% 09/01/29	435,000	473,632
Park City KS 5.100% 12/01/20	200,000	221,718
Park City KS 5.500% 12/01/24	100,000	111,970
Park City KS 6.000% 12/01/29	500,000	566,795
City of Park City KS 5.375% 12/1/25	250,000	278,020
Salina KS GO 4.625% 10/01/27	200,000	204,844
Scott Cnty KS Ref GO 5.000% 04/01/32	500,000	571,410
Sedgwick Cnty KS USD #261 5.000% 11/01/21	245,000	252,769
Sedgwick Cnty KS USD #261 5.000% 11/01/21	5,000	5,156
Sedgwick Cnty KS USD #262 5.000% 09/01/18	100,000	106,770
Sedgwick Cnty KS USD #262 5.000% 09/01/28	485,000	517,912
Sedgwick Cnty KS USD #262 5.000% 09/01/28	15,000	15,720
Sedgwick Cnty Unified Sch 5.000% 09/01/24	245,000	260,212
Sedgwick Cnty Unified Sch 5.000% 09/01/24	5,000	5,276
Sedgwick Cnty KS USD #262 5.000% 09/01/35	1,000,000	1,117,220
Sedgwick Cnty KS USD #265 (Goddard) 4.250% 10/01/20	750,000	795,188
Sedgwick Cnty KS USD #265 (Goddard) 4.500% 10/01/26	250,000	265,453
Sedgwick Cnty Unified Sch 5.250% 09/01/19	215,000	229,156
Sedgwick Cnty Unified Sch 5.250% 09/01/19	10,000	10,643
Seward Cty KS Unlimited GO Hosp Ref & Impt 5.000% 08/01/34	260,000	291,762
Seward Cty KS Unlimited GO Hosp Ref & Impt 5.000% 08/01/34	240,000	261,881
Seward Cty KS USD #480 GO 5.000% 09/01/34	500,000	584,225
Seward Cty KS USD #480 GO 4.250% 09/01/39	500,000	515,890
Seward Cty KS USD #480 GO 5.000% 09/01/33	85,000	98,937
Seward Cty KS USD #480 GO 5.000% 09/01/33	415,000	456,579
Wichita KS GO 4.500% 09/01/22	150,000	154,030
Wichita KS GO 4.750% 09/01/27	180,000	184,603
Wyandotte Cnty KS GO 5.000% 08/01/25	250,000	255,090
Wyandotte Cnty KS GO 5.000% 08/01/27	500,000	510,180
Wyandotte Cnty KS USD #202 5.250% 09/01/18	100,000	107,296
Wyandotte Cnty KS USD #202 5.000% 09/01/25	250,000	289,200
Wyandotte Cnty KS USD #500 GO 5.000% 09/01/26	1,000,000	1,171,970
		27,983,779
Health Care (20.2%)
Ashland KS Public Bldg Commission Revenue 5.000% 09/01/30	1,020,000	1,071,092
Ashland KS Public Bldg Commission Revenue 5.000% 09/01/35	500,000	518,605
Ashland KS Public Bldg Commission Revenue 5.000% 09/01/32	550,000	578,842
KS Dev Fin Auth Lease Rev Univ KS Tenant 5.000% 06/15/39	1,000,000	1,050,030
KS Dev Fin Auth Rev Sisters Leavenworth-Ser A 5.000% 01/01/40	435,000	483,355
KS Dev Fin Auth Rev Sisters Leavenworth-Ser A 5.000% 01/01/40	65,000	68,604
KS Dev Fin Auth Rev Adventist Health 5.150% 11/15/23	250,000	272,472
KS Dev Fin Auth Rev Adventist Health 5.250% 11/15/24	250,000	273,018
KS Dev Fin Auth Rev Adventist Health 5.500% 11/15/29	100,000	109,083
KS Dev Fin Auth Hlth Facs Rev Stormont-Vail Healthcare 5.125% 11/15/32	410,000	423,448
KS Dev Fin Auth Hlth Facs Rev Stormont-Vail Healthcare 5.125% 11/15/36	500,000	516,400
KS Dev Fin Auth Hlth Facs Rev Hays Med Ctr 5.000% 05/15/25	250,000	264,042
KS Dev Fin Auth Hlth Facs Rev Hays Med Ctr 5.000% 05/15/35	1,000,000	1,044,290
KS Dev Fin Auth Hlth Facs Rev (KU Hlth Sys) 5.000% 03/01/28	755,000	811,157
KS Dev Fin Auth Hlth Facs Rev Stormont-Vail Healthcare 4.125% 11/15/27	100,000	105,514
Lincoln Cnty KS Pub Bldg (Lincoln Cnty Hosp) 5.500% 03/01/35	500,000	524,595
Manhattan KS Hosp Rev Mercy Health Ctr 5.000% 11/15/23	250,000	283,337
Manhattan KS Hosp Rev Mercy Health Ctr 5.000% 11/15/24	250,000	281,405
Manhattan KS Hosp Rev Mercy Health Ctr 5.000% 11/15/29	500,000	545,065
Olathe KS Hlth Facs Rev Olathe Med Ctr 5.000% 09/01/29	500,000	506,790
Olathe KS Hlth Facs Rev Olathe Med Ctr 5.000% 09/01/30	250,000	265,068
Olathe KS Hlth Facs Rev Olathe Med Ctr 4.000% 09/01/28	250,000	258,905
Olathe KS Hlth Facs Rev Olathe Med Ctr 4.000% 09/01/30	445,000	457,322
Univ KS Hosp Auth Ref & Impt-KU Hlth Sys 4.000% 09/01/40	500,000	504,120
Univ KS Hosp Auth 5.000% 09/01/35	500,000	553,480
Wichita KS Hosp Rev (Via Christi Hlth Sys) 5.000% 11/15/29	300,000	349,995
		12,120,034
Housing (0.3%)
KS Dev Fin Auth Rev (Sec. 8) Rev Ref. 6.400% 01/01/24	160,000	160,565

Other Revenue (14.9%)
Butler Cnty KS Pub Bldg Impt Rev 4.500% 10/01/21	160,000	160,051
Dodge City KS Sales Tax Rev 5.000% 06/01/21	310,000	337,017
Dodge City KS Sales Tax Rev 4.400% 06/01/25	350,000	375,771
Dodge City KS Sales Tax Rev 4.500% 06/01/28	100,000	107,592
*Dodge City KS Sales Tax Rev 5.250% 06/01/31	1,000,000	1,092,890
KS Dev Fin Auth Rev KS Projs-Ser B 4.125% 05/01/31	500,000	522,565
KS Dev Fin Auth Rev Athletic Facs (K-St Athletics Inc) 5.000% 07/01/32	250,000	254,250
KS Dev Fin Auth Rev (KS St Proj) Unrefunded 5.000% 10/01/17	20,000	20,014
KS Dev Fin Auth Rev (KS St Proj) 5.000% 11/01/34	500,000	532,760
KS Dev Fin Auth Rev (KS St Proj) 5.250% 11/01/25	350,000	361,350
KS Dev Fin Auth Rev (KS St Proj) 5.000% 05/01/35	250,000	262,740
Lincoln Cnty KS Pub Bldg (Lincoln Cnty Hosp) 5.000% 03/01/28	250,000	261,175
Manhattan KS Sales Tax Rev Downtown Redev 5.250% 12/01/26	35,000	36,896
Manhattan KS Sales Oblig Rev North Proj Area - Downtown A 5.000% 12/01/26	500,000	519,805
Manhattan KS Sales Tax Rev 4.500% 12/01/25	500,000	536,600
*Manhattan KS Sales Tax Rev 5.000% 12/01/32	1,000,000	1,090,040
Neosho Cnty KS Sales Tax Rev 4.000% 10/01/23	500,000	532,000
Topeka KS Pub Bldg Commn Lease Rev Social & Rehab Proj 5.000% 06/01/22	255,000	271,906
Washinton Cnty KS Pub Bldg Com Rev Law Enforcement Ctr & Hosp Proj 4.000% 09/01/28	600,000	638,286
Washinton Cnty KS Pub Bldg Com Rev Law Enforcement Ctr & Hosp Proj 5.000% 09/01/32	500,000	552,255
Washinton Cnty KS Pub Bldg Com Rev Law Enforcement Ctr & Hosp Proj 5.000% 09/01/37	400,000	436,624
		8,902,587
Transportation (1.9%)
KS Dept of Transportation Highway Rev. 5.000% 09/01/34	500,000	578,885
KS Dept of Transportation Highway Rev. 5.000% 09/01/35	250,000	288,945
KS Dev Fin Auth Rev (Road Revolving Fund) 4.625% 10/01/26	250,000	261,047
		1,128,877
Utilities (10.8%)
*KS Municipal Energy Agency (Jameson Energy Project) Rev 5.750% 07/01/38	1,000,000	1,137,250
KS Pwr Pool Elec Util Rev 4.500% 12/01/28	500,000	523,925
KS Pwr Pool Elec Util Rev 5.000% 12/01/31	750,000	793,852
Kansas Power Pool Elec Util Rev Dogwood Fac-Ser A 4.000% 12/01/31	500,000	511,190
Wyandotte Cnty KS Govt Util Sys Rev 5.000% 09/01/24	200,000	215,308
Wyandotte Cnty KS Govt Util Sys Rev 5.000% 09/01/29	500,000	538,270
Wyandotte Cnty KS Govt Util Sys Rev 5.000% 09/01/36	250,000	271,172
*Wyandotte Cnty KS Govt Util Sys Rev 5.000% 09/01/32	1,250,000	1,366,500
Wyandotte Cnty KS Govt Util Sys Rev Impt - Ser A 5.000% 09/01/35	500,000	549,210
Wyandotte Cnty KS Govt Util Sys Rev Impt - Ser B 5.000% 09/01/28	500,000	566,320
		6,472,997

TOTAL MUNICIPAL BONDS (COST: $55,585,866)		$57,641,354

OTHER ASSETS LESS LIABILITIES (3.8%)		2,278,813

NET ASSETS (100.0%)		$59,920,167

*Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

NEBRASKA MUNICIPAL FUND

PORTFOLIO MARKET SECTORS January 31, 2017 (unaudited)

Utilities	32.2%
General Obligation	30.2%
Education	18.2%
Health Care	7.1%
Other Revenue	7.0%
Cash Equivalents and Other	2.6%
Housing	1.6%
Transportation	1.1%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS January 31, 2017 (unaudited)

	Principal	Fair
	Amount	Value
MUNICIPAL BONDS (97.4%)

Education (18.2%)
Douglas Cnty NE Edl Facs Rev Creighton Univ 5.500% 07/01/30	$350,000	$384,440
*Douglas Cnty NE Edl Facs Rev Creighton Univ 5.875% 07/01/40	1,500,000	1,659,870
Douglas Cnty NE Hosp Auth #2 (Boys Town Proj) 4.750% 09/01/28	200,000	207,544
Lincoln NE Ed & Fac Rev (Wesleyan Univ) 4.000% 04/01/32	750,000	763,995
NE Edl Fin Auth Rev Ref - Clarkson College Proj 5.050% 09/01/30	250,000	274,048
NE Elem & Secondary Sch Auth Ed Facs Rev 4.750% 09/01/28	250,000	260,225
Univ of NE Brd of Regt (Student Fees & Fac) 5.000% 07/01/35	1,500,000	1,699,365
Univ of NE Brd of Regt (Student Fees & Fac) 5.000% 05/15/35	500,000	564,205
Univ of NE Rev 5.000% 05/15/33	250,000	288,000
Univ of NE Brd of Regt Student Facs 5.000% 05/15/32	250,000	252,947
Univ of NE Brd of Regt (Hlth & Rec Proj) 5.000% 05/15/33	600,000	630,708
Univ of NE Rev Lincoln Student 4.000% 07/01/24	250,000	261,692
Univ of NE Omaha Student Hsg Proj 4.500% 05/15/30	250,000	265,365
Univ of NE Omaha Student Hsg Proj 5.000% 05/15/35	275,000	298,364
Univ of NE (Univ of NE - Lincoln Student Fees) Rev 5.000% 07/01/42	1,000,000	1,094,400
Univ of NE Lincoln Student Facs 5.000% 07/01/38	250,000	277,403
		9,182,571
General Obligation (30.2%)
Buffalo County NE GO 3.000% 12/15/32	500,000	471,930
Douglas Cty School Dist. #001 GO Omaha NE Pub Schs 5.000% 12/15/29	2,130,000	2,560,686
Douglas Cnty NE SD #010 4.000% 12/15/34	300,000	311,490
Douglas Cnty NE SD #010 4.000% 12/15/30	500,000	528,080
Hall Cnty NE Arpt Auth Ser-A Amt GO 5.000% 07/15/30	410,000	441,012
Hall Cnty NE Arpt Auth Ser-A Amt GO 5.000% 07/15/31	435,000	466,951
Hall Cnty NE Sch Dist #2 Grand Is GO 5.000% 12/15/33	500,000	563,935
Hall Cnty NE Sch Dist #2 Grand Is GO 5.000% 12/15/39	500,000	558,535
Lincoln-Lancaster Cnty Neb Pub Bldg Lease Rev 4.000% 10/15/30	100,000	100,269
City of Lincoln COP 4.000% 04/01/27	325,000	363,428
*Omaha NE (Convention Center) GO 5.250% 04/01/27	1,000,000	1,249,890
Omaha NE GO Ref- Ser A 5.000% 04/15/25	750,000	893,123
Omaha NE GO Ref- Ser A 5.000% 04/15/27	955,000	1,138,876
Omaha NE GO 5.000% 04/15/28	500,000	591,335
Omaha NE Unlimited GO 5.000% 10/15/25	45,000	49,314
City of Omaha NE 5.000% 10/15/25	205,000	223,116
Sarpy Cnty Sch Dist #27 Papillion-LA Vista GO 5.000% 12/01/28	250,000	265,228
Papio Missouri River NE Natural Res Dist GO 4.000% 12/15/24	250,000	255,875
Papio Missouri River NE Natural Res Dist GO 5.000% 12/15/26	250,000	263,910
Papio Missouri River NE Ref-Flood Protn & Wtr Quality Enhancement 4.000% 12/15/30	1,000,000	1,034,500
Ralston NE Arena GO 4.500% 09/15/31	500,000	412,330
Sarpy Cnty NE Sch Dist #37 Ref & Sch Bldg 5.000% 12/15/35	250,000	279,897
Scotts Bluff Cnty NE Sch Dist #32 GO 5.000% 12/01/31	250,000	286,860
Sidney NE GO 4.000% 12/15/36	1,250,000	1,295,538
#Sidney NE GO 4.000% 12/15/36	575,000	596,206
		15,202,314
Health Care (7.1%)
Adams Cnty NE Hosp Auth #1 Hosp Rev (Mary Lanning Mem Hosp) 5.250% 12/15/33	250,000	264,593
Douglas Cnty NE Hosp Auth #002 Immanuel Group 5.500% 01/01/30	500,000	539,860
Douglas Cty NE Hosp. Auth. #002 5.000% 05/15/27	200,000	232,576
Douglas Cnty NE Hosp Methodist Health 5.500% 11/01/38	795,000	853,933
Douglas Cnty NE Hosp Methodist Health 5.500% 11/01/38	415,000	445,764
Lincoln Cnty NE Hosp Auth (Great Plains Regl Med Cntr) 5.000% 11/01/23	250,000	278,642
Lincoln Cnty NE Hosp Auth (Great Plains Regl Med Cntr) 5.000% 11/01/24	250,000	277,132
Lincoln Cnty NE Hosp Auth (Great Plains Regl Med Cntr) 5.000% 11/01/25	250,000	276,662
Lincoln Cnty NE Hosp Auth (Great Plains Regl Med Cntr) 5.000% 11/01/32	250,000	269,270
Lincoln Cnty NE Hosp Auth #1 North Platte 4.000% 11/01/37	150,000	146,525
		3,584,957
Housing (1.6%)
Lancaster Cnty NE Hosp Auth #1 Immanuel Oblig Group 5.500% 01/01/30	250,000	269,930
Sarpy Cnty NE Hosp Auth #1 Immanuel Oblig Group 5.500% 01/01/30	500,000	539,860
		809,790
Other Revenue (7.0%)
Lincoln NE West Haymarket Joint Pub Agy GO Fac 5.000% 12/15/42	750,000	825,757
NE Coop Republican Platte Enhancement Project River 5.125% 12/15/33	250,000	262,805
NE Coop Republican Platte Enhancement Project River 5.000% 12/15/38	160,000	165,427
NE Coop Republican Platte Enhancement Project River 3.850% 12/15/30	300,000	302,259
Omaha Convention Hotel Corp 5.000% 02/01/35	500,000	500,000
Omaha Pub Fac Corp Lease Rev Omaha Tech & Forestry Equip 4.000% 11/15/31	115,000	117,941
*Omaha NE Special Tax Rev 5.000% 02/01/27	1,000,000	1,126,320
Upper Republican Natural Resource District 4.000% 12/15/24	200,000	206,496
		3,507,005
Transportation (1.1%)
Lincoln NE Pkg Rev 5.500% 08/15/31	500,000	558,860

Utilities (32.2%)
*Central Plains Energy Proj Rev 5.000% 09/01/27	2,000,000	2,194,000
Central Plains Energy Proj Rev 5.250% 09/01/37	500,000	540,175
Central Plains Energy Proj Rev 5.000% 09/01/42	500,000	531,315
Columbus NE Combined Rev & Ref 4.000% 12/15/32	100,000	104,715
Grand Island NE Sewer Sys Rev 5.000% 09/15/26	250,000	285,933
Hastings NE Comb Utility Rev Ref 4.000% 10/15/32	500,000	524,615
*Lincoln NE Elec Syst Rev 5.000% 09/01/37	1,000,000	1,112,090
Lincoln NE San Swr Rev 4.500% 06/15/29	250,000	251,663
Lincoln NE Solid Waste Mgmt Rev 4.000% 08/01/25	275,000	304,205
Lincoln NE Solid Waste Mgmt Rev 4.000% 08/01/27	400,000	437,040
Lincoln NE Wtr Rev 4.000% 08/15/25	250,000	263,325
Lincoln NE Wtr Rev 4.500% 08/15/34	250,000	261,300
NE Metro Util Dist Omaha Wtr Rev 4.000% 12/15/24	750,000	818,197
NE Metro Util Dist Omaha Wtr Rev 4.000% 12/15/26	250,000	270,677
Muni Energy Agy of NE Pwr Supply Sys Rev 5.125% 04/01/24	195,000	211,534
Muni Energy Agy of NE Pwr Supply Sys Rev 5.000% 04/01/30	500,000	544,630
Muni Energy Agy of NE Pwr Supply Sys Rev 5.000% 04/01/32	100,000	108,455
NE Pub Pwr Dist Rev 5.000% 01/01/41	250,000	276,703
*NE Public Power Dist Gen- Ser C 5.000% 01/01/36	2,355,000	2,610,800
NE Pub Pwr Dist Rev 5.000% 01/01/28	250,000	281,563
NE Pub Pwr Dist Rev 5.000% 01/01/30	500,000	559,665
Omaha NE Pub Pwr Dist Elec Sys Rev 5.250% 02/01/23	250,000	261,108
Omaha NE Pub Pwr Dist Elec Sys Rev 5.500% 02/01/33	100,000	104,692
Omaha NE Pub Pwr Dist Elec Sys Rev 6.200% 02/01/17	140,000	140,000
Omaha Sanitation & Sewer 5.000% 11/15/29	250,000	289,812
Omaha Sanitation & Sewer 5.000% 11/15/30	250,000	288,067
Omaha Sanitation & Sewer 5.000% 11/15/31	500,000	573,560
Omaha Sanitation & Sewer 4.000% 04/01/35	250,000	258,792
Omaha NE Pub Pwr Dist Sep Elec Sys Rev 5.000% 02/01/32	250,000	281,537
Omaha NE Pub Pwr Dist Sep Elec Sys Rev 5.000% 02/01/31	445,000	506,085
Omaha NE Pub Pwr Dist Sep Elec Sys Rev 4.000% 02/01/32	400,000	413,760
Omaha NE Pub Pwr Dist Sep Elec Sys Rev 4.000% 02/01/35	365,000	374,724
Southern Pub Pwr Dist 5.000% 12/15/23	250,000	269,095
		16,253,832

TOTAL MUNICIPAL BONDS (COST: $48,292,416)		$49,099,329

OTHER ASSETS LESS LIABILITIES (2.6%)		1,315,501

NET ASSETS (100.0%)		$50,414,830

*Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.
#When-issued purchase as of January 31, 2017.

The accompanying notes are an integral part of these financial statements.

OKLAHOMA MUNICIPAL FUND

PORTFOLIO MARKET SECTORS January 31, 2017 (unaudited)

Utilities	37.9%
Other Revenue	22.9%
Education	19.0%
Transportation	7.6%
Health Care	4.2%
General Obligation	3.9%
Cash Equivalents and Other	3.7%
Housing	0.8%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS January 31, 2017 (unaudited)

	Principal	Fair
	Amount	Value
MUNICIPAL BONDS (96.3%)

Education (19.0%)
Okarche OK Econ Dev Auth Pub Schs Proj 5.000% 09/01/23	$250,000	$280,922
OK Agric & Mech Colleges Rev (OK St Univ) 5.000% 07/01/39	140,000	149,228
OK Agric & Mech Colleges Rev (OK St Univ) 4.400% 08/01/39	740,000	778,583
*OK Community College Student Fac Rev 4.375% 07/01/30	750,000	783,292
OK Dev Fin Auth Lease Rev Master St Higher Ed 4.400% 12/01/29	250,000	262,682
OK Dev Fin Auth Lease Rev Higher Ed Master Ppty 5.000% 06/01/39	500,000	553,795
OK Dev Fin Auth Lease Rev Higher Ed Master Ppty 5.000% 06/01/29	250,000	288,247
OK Dev Fin Auth Lease Rev Higher Ed Master Ppty 5.000% 06/01/34	500,000	565,130
OK Dev Fin Auth Lease Rev Higher Ed Master Ppty 5.000% 06/01/39	500,000	554,825
OK Dev Fin Auth Rev East Central Univ 4.000% 08/01/30	280,000	294,635
OK Dev Fin Auth Rev East Central Univ 4.000% 08/01/31	290,000	303,975
OK Dev Fin Auth Rev East Central Univ 4.000% 08/01/32	305,000	318,460
OK Dev Fin Auth Rev East Central Univ 4.000% 08/01/33	315,000	327,628
Brd of Regt (OK Univ Science Ctr) 5.000% 07/01/36	1,000,000	1,032,690
Univ of OK Rev 5.000% 07/01/37	290,000	316,651
Univ of OK Rev Gen-Ser A 5.000% 07/01/41	250,000	274,392
Univ of OK Rev Gen-Ser C 5.000% 07/01/36	500,000	552,620
Univ of OK Rev Gen-Ser C 4.000% 07/01/40	650,000	662,838
Univ of OK Rev Gen-Ser C 5.000% 07/01/38	500,000	551,410
		8,852,003
General Obligation (3.9%)
Broken Arrow GO Series A 4.125% 08/01/31	180,000	190,174
Oklahoma City OK 5.000% 03/01/27	400,000	414,112
*Oklahoma City OK 4.000% 03/01/24	1,000,000	1,115,100
Oklahoma City OK GO 3.000% 03/01/30	100,000	99,166
		1,818,552
Health Care (4.2%)
OK St Dev Fin Auth Hlth Sys Rev Ref Sef A 5.000% 08/15/25	350,000	416,864
OK St Dev Fin Auth Hlth Sys Rev Ref Sef A 5.000% 08/15/29	250,000	288,035
OK St Dev Fin Auth Hlth Sys Rev Ref Sef A 4.000% 08/15/38	250,000	252,425
OK Dev Fin Auth Rev (St John Hlth Sys) 5.000% 02/15/42	250,000	266,228
OK Dev Fin Auth Rev (St John Hlth Sys) 5.000% 02/15/37	15,000	15,024
OK Dev Fin Auth Rev (St John Hlth Sys) 5.000% 02/15/37	485,000	485,315
Tulsa Cnty Ind Auth Health Fac 4.600% 02/01/35	250,000	260,373
		1,984,264
Housing (0.8%)
OK Hsg Fin Agy Single Family Mtg Rev AMT 5.050% 09/01/23	190,000	190,105
OK Hsg Fin Agy Single Family Mtg Rev AMT 5.150% 09/01/29	95,000	95,035
OK Hsg Fin Agy Single Family Mtg Rev AMT 5.200% 09/01/32	90,000	90,014
OK Hsg Fin Agy Single Family Mtg Rev AMT 5.100% 03/01/17	15,000	15,014
OK Hsg Fin Agy Single Family Mtg Rev AMT 5.100% 09/01/17	10,000	10,062
		400,230
Other Revenue (22.9%)
Collinsville OK Mun Auth Sales Tax Rev 5.000% 03/01/35	275,000	307,909
Collinsville OK Mun Auth Sales Tax Rev 5.000% 03/01/40	250,000	279,918
Oklahoma City OK Economic Dev Trust 5.000% 03/01/32	250,000	269,625
Oklahoma City OK Economic Dev Trust 5.000% 03/01/34	500,000	537,105
Oklahoma City OK Economic Dev Trust 5.000% 03/01/33	250,000	269,085
Oklahoma City OK Pub Ppty Auth Hotel Tax Rev 4.500% 10/01/31	155,000	156,733
Oklahoma City OK Pub Ppty Auth Hotel Tax Rev 5.000% 10/01/27	350,000	402,378
Oklahoma City OK Pub Ppty Auth Hotel Tax Rev 5.000% 10/01/28	400,000	456,476
Oklahoma City OK Pub Ppty Auth Hotel Tax Rev 5.000% 10/01/29	625,000	706,825
Oklahoma City OK Pub Ppty Auth Hotel Tax Rev 5.000% 10/01/36	230,000	251,983
Oklahoma City OK Pub Ppty Auth Hotel Tax Rev 5.000% 10/01/39	835,000	911,152
OK State Water Resources Board Rev. 5.000% 10/01/29	250,000	288,692
OK State Water Resources Loan Program Rev. 5.000% 10/01/33	500,000	573,170
Okmulgee Cnty OK Govtl Bldg Auth Sales Tax Rev 4.250% 12/01/35	500,000	513,000
Pawnee Cnty OK Pub Programs Auth Sales Tax Rev 4.875% 02/01/30	145,000	160,020
*Rogers Cnty OK Indl Dev Auth Cap Impt Rev 4.900% 04/01/35	500,000	535,405
Sand Springs OK Muni Auth Capital IMPT Rev 4.250% 01/01/35	250,000	270,671
Sand Springs OK Muni Auth Capital IMPT Rev 4.000% 01/01/36	500,000	514,950
Tahlequah OK Pub Facs Auth Sales Tax Rev 4.000% 04/01/23	550,000	595,205
Tulsa Cnty OK Indl Auth Cap Impts Rev 3.000% 09/01/27	245,000	244,145
Tulsa Cnty OK Pub Facs Auth Capital Impt Rev Ref 3.000% 11/01/22	500,000	521,330
Tulsa Airport Impt Rev 5.000% 06/01/23	420,000	463,508
Tulsa Airport Impt Rev 5.000% 06/01/24	230,000	251,747
Tulsa Airport Impt Rev 5.250% 06/01/25	245,000	269,110
Tulsa Airport Impt Rev 5.250% 06/01/26	360,000	393,736
Tulsa OK Pkg Auth Pkg Rev 4.000% 07/01/25	500,000	530,030
		10,673,908
Transportation (7.6%)
Oklahoma City OK Airport Tr Jr Lien Ref Series B 5.000% 07/01/19	250,000	254,383
Oklahoma City OK Airport Tr Jr Lien Ref Series B 5.000% 07/01/21	250,000	253,905
OK St Cap Impt Auth 4.000% 10/01/24	800,000	869,176
OK St Cap Impt Auth 4.000% 10/01/25	1,000,000	1,080,300
OK St Turnpike Auth Rev 5.000% 01/01/28	250,000	276,008
OK St Turnpike Auth Rev 4.000% 01/01/31	500,000	523,390
OK St Turnpike Auth Rev 5.000% 01/01/30	250,000	275,918
		3,533,080
Utilities (37.9%)
Clinton OK Public Works Auth Utility 4.000% 12/01/34	750,000	774,338
Clinton OK Public Works Auth Utility 4.000% 12/01/39	500,000	510,840
Coweta Pub Works Util Rev 5.000% 08/01/34	100,000	108,042
Coweta OK Public Wks Auth Util Sys Rev 4.000% 08/01/32	1,000,000	1,019,010
Edmond, OK Pub Wks Auth Sales Tax & Util Sys Rev 4.000% 07/01/41	355,000	363,275
Glenpool Util Rev 5.100% 12/01/35	250,000	274,250
Grand River Dam Auth Rev 5.000% 06/01/27	1,000,000	1,052,690
Grand River Dam Auth Rev 4.800% 06/01/33	200,000	210,010
*Grand River Dam Auth Rev 5.250% 06/01/40	2,000,000	2,183,280
Grand River Dam Auth Rev 5.000% 06/01/33	500,000	564,660
Miami, OK Special Util Rev 4.000% 12/01/36	500,000	509,145
*Midwest City Municipal Auth Cap Impt Rev 5.000% 03/01/25	2,000,000	2,245,560
Oklahoma City OK Wtr Util Tr Wtr & Swr Sys Rev 4.000% 07/01/34	250,000	266,898
Oklahoma City OK Wtr Util Tr Wtr & Swr Sys Rev 5.000% 07/01/31	250,000	279,358
Oklahoma City OK Wtr Util Tr Wtr & Swr Sys Rev 5.000% 07/01/29	1,000,000	1,161,370
Oklahoma City OK Wtr Util Tr Wtr & Swr Sys Rev 5.000% 07/01/34	100,000	114,529
Oklahoma City OK Wtr Util Tr Wtr & Swr Sys Rev 4.000% 07/01/39	175,000	181,274
Oklahoma City OK Wtr Util Tr Wtr & Swr Sys Rev 5.000% 07/01/34	250,000	289,393
*OK Mun Pwr Auth Rev 5.750% 01/01/24	1,550,000	1,717,974
OK Municipal Power Auth Ref-Ser A 5.000% 01/01/38	575,000	634,622
OK Wtr Resources Brd 5.000% 04/01/28	500,000	541,850
OK Wtr Resources Brd 5.000% 04/01/32	140,000	157,510
Oklahoma St Wtr Resource Brd Rev 4.000% 04/01/25	150,000	163,329
Sallisaw OK Mun Auth Rev 4.450% 01/01/28	100,000	104,869
Sapulpa OK Mun Auth Util Sys Rev 5.000% 04/01/28	750,000	839,805
Seminole OK Utilities Auth Sales Tax Rev 3.000% 09/01/24	100,000	101,668
Seminole OK Utilities Auth Sales Tax Rev 3.150% 09/01/25	380,000	386,437
Seminole OK Utilities Auth Sales Tax Rev 3.300% 09/01/26	315,000	317,964
Tulsa OK Metropolitan Util Auth Ref- Ser C 5.000% 10/01/25	500,000	606,810
		17,680,760

TOTAL MUNICIPAL BONDS (COST: $44,001,321)		$44,942,797

OTHER ASSETS LESS LIABILITIES (3.7%)		1,725,326

NET ASSETS (100.0%)		$46,668,123

* Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

MAINE MUNICIPAL FUND

PORTFOLIO MARKET SECTORS January 31, 2017 (unaudited)

General Obligation	29.1%
Health Care	24.8%
Education	17.0%
Transportation	9.9%
Other Revenue	6.3%
Housing	6.0%
Utilities	5.2%
Cash Equivalents and Other	1.7%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS January 31, 2017 (unaudited)

	Principal	Fair
	Amount	Value
MUNICIPAL BONDS (98.3%)

Education (17.0%)
ME Edl Ln Auth Student Ln Rev 5.875% 12/01/39	$125,000	$132,953
ME Edl Ln Auth Student Ln Rev 4.450% 12/01/25	100,000	106,009
*ME Health & Higher Ed Facs Auth Rev Ser A-Bowdoin College 5.125% 07/01/39	715,000	760,395
ME Health & Higher Ed Facs Auth Rev Ref Ser A Colby Clg 5.000% 07/01/39	500,000	562,355
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/34	250,000	281,940
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/37	185,000	189,018
ME Health & Higher Ed Facs Auth Rev 4.750% 07/01/31	250,000	266,525
ME Health & Higher Ed Facs Auth Rev Colby Clg 4.000% 07/01/24	270,000	295,304
Regl Sch Unit No 1 ME Lower Kennebec Region Sch Unit 5.000% 02/01/26	100,000	111,232
Univ of ME Sys Rev 4.625% 03/01/29	100,000	100,309
Univ of ME Sys Rev 4.750% 03/01/37	545,000	546,738
Univ of ME Sys Rev 4.750% 03/01/37	5,000	5,008
		3,357,786
General Obligation (29.1%)
Auburn ME GO 4.500% 09/01/22	100,000	113,000
Bangor ME 4.000% 09/01/24	155,000	160,708
#Biddeford ME GO 4.000% 10/01/26	250,000	280,945
Falmouth ME GO 4.250% 11/15/31	200,000	212,744
Gorham ME Unlimited GO 4.000% 10/01/23	100,000	109,860
Gray ME Unlimited GO 4.000% 10/15/26	280,000	294,890
Gray ME Unlimited GO 4.000% 10/15/27	280,000	294,361
Lewiston ME GO Ref Public Impt Ser A 3.000% 02/15/32	150,000	145,001
Lewiston ME GO 3.000% 02/15/31	185,000	185,684
State of Maine General Obligation 4.000% 06/01/20	150,000	165,249
Maine ST GO BDS 2016 B 5.000% 06/01/26	250,000	305,375
ME St Hsg Auth Energy Recovery Fd 5.000% 06/15/24	250,000	271,490
Portland ME 4.250% 05/01/29	150,000	157,257
Portland ME 4.125% 10/01/29	100,000	104,576
Portland ME UNLTD GO 5.000% 08/01/21	125,000	145,894
Portland ME 5.000% 08/01/22	125,000	144,084
Presque Isle ME 3.000% 12/01/37	140,000	127,597
Presque Isle ME 3.125% 12/01/39	165,000	150,256
Regional School Unit #21 ME 2.500% 11/01/36	250,000	204,443
Saco ME GO 4.000% 04/01/28	100,000	105,139
Scarborough ME GO 4.000% 11/01/28	100,000	107,361
ME Sch Adminstrative Dist # 51 4.250% 10/15/29	250,000	262,253
ME Sch Adminstrative Dist # 51 4.000% 10/15/29	100,000	110,245
South Berwick ME 2.000% 10/01/25	400,000	389,676
Waterville ME GO 4.000% 07/01/25	135,000	146,162
Waterville ME GO 3.000% 04/01/25	250,000	261,193
Wells-Ogunquit Community School Dist. 4.000% 11/01/24	100,000	114,055
York ME GO 2.250% 10/01/32	755,000	658,602
		5,728,100
Health Care (24.8%)
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/20	50,000	55,957
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/20	130,000	144,563
ME Health & Higher Ed Facs Auth Rev 4.500% 07/01/31	10,000	11,025
ME Health & Higher Ed Facs Auth Rev 5.250% 07/01/23	10,000	11,278
ME Health & Higher Ed Facs Auth Rev 4.500% 07/01/31	190,000	196,589
ME Health & Higher Ed Facs Auth Rev 5.250% 07/01/23	190,000	210,022
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/22	15,000	15,263
*ME Health & Higher Ed Facs Auth Rev Central Maine Medical Center 5.000% 07/01/39	610,000	642,684
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/26	115,000	123,109
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/20	250,000	277,213
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/40	250,000	265,413
*ME Health & Higher Ed Facs Auth Rev MaineHealth 5.000% 07/01/29	1,000,000	1,100,900
ME Health & Higher Ed Facs Auth Rev MaineHealth 5.000% 07/01/30	500,000	549,025
ME Health & Higher Ed Facs Auth Rev MaineHealth 5.000% 07/01/31	500,000	545,700
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/23	15,000	17,726
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/23	235,000	274,621
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/22	5,000	5,084
ME Health & Higher Ed Facs Auth Rev 5.000% 07/01/22	230,000	232,757
ME Health & Higher Ed Facs Auth Rev E Main Healthcare - Ser A 4.000% 07/01/46	250,000	209,188
		4,888,117
Housing (6.0%)
ME St Hsg Auth Mtg Pur 4.000% 11/15/24	15,000	15,369
ME St Hsg Auth Mtg Pur 4.000% 11/15/35	435,000	436,209
ME St Hsg Auth Mtg Pur 4.000% 11/15/30	205,000	206,687
ME St Hsg Auth Mtg Pur 3.300% 11/15/35	330,000	303,476
ME St Hsg Auth 3.000% 11/15/36	250,000	215,120
		1,176,861
Other Revenue (6.3%)
ME Governmental Facs Auth Ser A 4.000% 10/01/24	200,000	213,340
Maine Municipal Bond Bank 4.000% 11/01/38	125,000	128,635
Maine Municipal Bond Bank 5.000% 11/01/25	125,000	143,709
Maine Municipal Bond Bank 5.000% 11/01/27	100,000	118,088
Maine Municipal Bond Bank 3.000% 11/01/33	100,000	91,255
ME Mun Bd Bk (Swr & Wtr) Rev Unrefunded 4.900% 11/01/24	5,000	5,006
*PR Pub Fin Corp Comwlth Appropriations 5.375% 06/01/18	515,000	541,862
		1,241,895
Transportation (9.9%)
*ME Mun Bd Bk Transn Infrastructure Rev 5.000% 09/01/24	1,000,000	1,095,150
Maine St Tpk Auth Spl Oblig 4.000% 07/01/32	250,000	255,060
Portland ME Airport Rev 5.250% 01/01/35	250,000	263,473
Portland ME Airport Rev 5.000% 07/01/22	100,000	113,826
Portland ME Airport Rev 5.000% 07/01/23	100,000	114,528
Portland ME Airport Rev 5.000% 07/01/24	100,000	113,215
		1,955,252
Utilities (5.2%)
*Kennebunk ME Pwr & Light Dist 5.000% 08/01/22	500,000	507,850
Portland ME Wtr Dist Rev 4.250% 11/01/27	500,000	512,485
		1,020,335

TOTAL MUNICIPAL BONDS (COST: $19,247,938)		$19,368,346

OTHER ASSETS LESS LIABILITIES (1.7%)		338,451

NET ASSETS (100.0%)		$19,706,797

* Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.
#When-issued purchase as of January 31, 2017.

The accompanying notes are an integral part of these financial statements.

NEW HAMPSHIRE MUNICIPAL FUND

PORTFOLIO MARKET SECTORS January 31, 2017 (unaudited)

General Obligation	55.9%
Health Care	16.9%
Education	12.4%
Housing	5.7%
Utilities	3.4%
Transportation	3.0%
Cash Equivalents and Other	2.7%
100%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS January 31, 2017 (unaudited)

	Principal	Fair
	Amount	Value
MUNICIPAL BONDS (97.3%)

Education (12.4%)
NH Health & Ed Facs Auth Rev Univ System of New Hampshire 5.000% 07/01/27	$120,000	$140,142
NH Health & Ed Facs Auth Rev Ref-Univ New Hampshire 5.000% 07/01/28	175,000	206,244
NH Health & Ed Facs Auth Rev (Pinkerton Academy) 4.625% 06/01/30	175,000	179,636
NH Health & Ed Facs Auth Rev (Pinkerton Academy) 4.875% 06/01/35	70,000	72,546
NH Health & Ed Facs Auth Rev Southern NH Univ 5.000% 01/01/20	100,000	110,067
NH Health & Ed Facs Auth Rev Dartmouth College 5.250% 06/01/39	100,000	109,386
		818,021
General Obligation (55.9%)
Concord NH Ref GO 4.000% 08/15/26	100,000	114,355
Concord NH GO 4.000% 01/15/30	175,000	191,455
Dover NH GO Ref 5.000% 06/15/25	75,000	90,808
Dover NH GO 4.000% 06/15/28	100,000	106,677
Grafton County NH Ref GO 5.000% 07/01/28	250,000	298,243
Hillsborough NH GO 4.000% 11/01/20	100,000	100,105
Hillsborough NH GO 4.000% 11/01/21	100,000	100,108
Hooksett NH Sch Dist GO 5.000% 07/15/22	100,000	116,996
Keene NH GO 3.250% 09/15/36	100,000	99,155
Keene NH GO 4.000% 07/01/27	175,000	194,829
Merrimack Cnty NH GO 4.250% 12/01/19	100,000	102,884
Merrimack Cnty NH GO 4.500% 12/01/27	100,000	103,074
Nashua NH GO 3.000% 10/01/35	175,000	163,607
*NH Mun Bd Bk 2009 Series D 4.000% 07/15/25	175,000	186,328
NH St GO Cap Impt - Ser B 5.000% 12/01/28	75,000	89,239
NH St Cap Impt GO 4.750% 03/01/27	100,000	104,290
Portsmouth NH GO Ref- Capital Loan - Ser B 3.000% 06/15/33	255,000	241,882
Portsmouth NH GO Ref- Capital Loan - Ser B 3.000% 06/15/34	335,000	312,964
Portsmouth NH GO 3.000% 06/15/36	275,000	243,931
Portsmouth NH GO Cap Impt 4.000% 12/01/30	100,000	105,408
*Rochester NH GO Ser A 3.000% 03/01/32	130,000	131,443
Rochester NH GO Ser C 3.000% 10/15/35	100,000	95,722
Salem NH School District GO 5.000% 11/15/24	100,000	120,124
*Salem NH School District GO 4.000% 12/01/27	250,000	274,073
		3,687,700
Health Care (16.9%)
NH Health & Ed Facs Auth Rev Southern NH Med Ctr 5.250% 10/01/23	80,000	82,290
NH Health & Ed Facs Auth Rev Southern NH Med Ctr 5.250% 10/01/23	20,000	20,433
NH Health & Ed Facs Auth Rev Wentworth Douglas Hosp 5.500% 01/01/26	100,000	110,549
NH Health & Ed Facs Auth Rev Healthcare Sys-Covenant Hlth-B 5.000% 07/01/24	100,000	104,052
NH Health & Ed Facs Auth Rev Cheshire Med Ctr 4.000% 07/01/39	100,000	99,204
*NH Health & Ed Facs Auth Rev Covenant Health 5.000% 07/01/31	150,000	154,326
NH Health & Ed Facs Auth Rev Catholic Med Center 5.000% 07/01/24	100,000	110,026
*NH Health & Ed Facs Auth Rev Concord Hosp-Ser A 5.000% 10/01/26	100,000	111,153
NH St Health & Ed Fac Covenant Hlth Sys 5.000% 07/01/42	50,000	52,525
NH Health & Ed Facs Auth Rev Ref- Memorial Hospital 5.000% 06/01/20	125,000	133,208
NH Health & Ed Facs Auth Rev Ref- Memorial Hospital 5.250% 06/01/26	125,000	135,038
		1,112,804
Housing (5.7%)
NH St Hsg Fin Auth Single Family Mtg Rev 5.350% 07/01/40	60,000	60,786
NH St Hsg Fin Auth Single Family Mtg Rev 4.625% 07/01/25	135,000	139,053
NH St Hsg Fin Auth Single Family Mtg Rev 4.875% 07/01/28	65,000	68,614
NH St Hsg Fin Auth Multi Family Hsg 5.200% 07/01/31	100,000	107,450
		375,903
Transportation (3.0%)
Manchester NH Gen Airport Rev 5.000% 01/01/23	75,000	84,494
NH St Turnpike Sys Rev 5.000% 08/01/25	100,000	114,847
		199,341
Utilities (3.4%)
NH St Bus Fin Auth Wtr Fac Rev AMT Pennuchuck Wtr Wks 5.000% 01/01/29	100,000	110,568
NH St Bus Fin Auth Wtr Fac Rev AMT Pennuchuck Wtr Wks 5.000% 01/01/30	100,000	110,283
		220,851

TOTAL MUNICIPAL BONDS (COST: $6,490,343)		$6,414,620

OTHER ASSETS LESS LIABILITIES (2.7%)		176,608

NET ASSETS (100.0%)		$6,591,228

*Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities January 31, 2017 (unaudited)

					New
	Kansas	Nebraska	Oklahoma	Maine	Hampshire
	Municipal	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund	Fund	Fund
ASSETS
Investments in securities, at cost	$55,585,866	$48,292,416	$44,001,321	$19,247,938	$6,490,343

Investments in securities, at fair value	$57,641,354	$49,099,329	$44,942,797	$19,368,346	$6,414,620
Cash	1,497,722	2,702,841	1,287,613	434,982	161,827
Receivable for Fund shares sold	9,753	4,926	38,411	49,980	0
Accrued dividends receivable	0	0	0	0	0
Accrued interest receivable	869,681	473,730	479,948	164,034	40,240
Prepaid expenses	3,828	12,517	3,314	1,517	447
Total assets	$60,022,338	$52,293,343	$46,752,083	$20,018,859	$6,617,134

LIABILITIES
Payable for securities purchased	$0	$1,723,769	$0	$281,498	$0
Payable for Fund shares redeemed	3,668	79,317	6,893	2,962	15,075
Dividends payable	41,524	29,646	33,027	8,459	3,748
Trustees' fees payable	328	274	257	109	37
Payable to affiliates	45,458	37,094	35,424	14,681	4,732
Accrued expenses	11,193	8,413	8,359	4,353	2,314
Total liabilities	$102,171	$1,878,513	$83,960	$312,062	$25,906

NET ASSETS	$59,920,167	$50,414,830	$46,668,123	$19,706,797	$6,591,228

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, no par value, unlimited shares authorized	$58,335,244	$50,327,797	$46,144,629	$19,611,183	$6,781,289
Accumulated net realized gain (loss) on investments	(477,238)	(721,203)	(417,985)	(40,378)	(117,479)
Accumulated undistributed net investment income (loss)	6,673	1,323	3	15,584	3,141
Unrealized appreciation (depreciation) on investments	2,055,488	806,913	941,476	120,408	(75,723)

NET ASSETS	$59,920,167	$50,414,830	$46,668,123	$19,706,797	$6,591,228

Shares outstanding	5,616,038	4,919,076	4,048,087	1,835,083	635,169
Net asset value per share*	$10.67	$10.25	$11.53	$10.74	$10.38
Public offering price (sales charge of 2.50%)	$10.94	$10.51	$11.83	$11.02	$10.65

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations For the six months ended January 31, 2017 (unaudited)

					New
	Kansas	Nebraska	Oklahoma	Maine	Hampshire
	Municipal	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Interest	$1,134,181	$814,979	$768,047	$341,013	$101,432
Dividends	0	0	0	0	0
Total investment income	$1,134,181	$814,979	$768,047	$341,013	$101,432

EXPENSES
Investment advisory fees	$151,342	$121,459	$117,536	$50,884	$16,778
Distribution (12b-1) fees	75,671	60,730	58,768	25,442	8,389
Transfer agent fees	39,386	31,515	30,573	13,250	4,369
Administrative service fees	54,442	46,075	44,977	26,314	16,764
Professional fees	6,980	5,670	5,609	3,125	1,843
Reports to shareholders	1,697	1,177	987	558	192
License, fees, and registrations	1,856	5,383	2,427	1,326	627
Audit fees	6,508	5,276	5,124	2,202	815
Trustees’ fees	2,844	2,255	2,208	958	316
Transfer agent out-of-pockets	2,353	1,831	1,607	787	246
Custodian fees	3,033	2,324	2,374	1,089	524
Legal fees	4,013	3,210	3,127	1,354	452
Insurance expense	874	636	650	276	80
Total expenses	$350,999	$287,541	$275,967	$127,565	$51,395
Less expenses waived or reimbursed (See Note 7)	(54,368)	(49,481)	(45,597)	(27,832)	(18,511)
Total net expenses	$296,631	$238,060	$230,370	$99,733	$32,884

NET INVESTMENT INCOME (LOSS)	$837,550	$576,919	$537,677	$241,280	$68,548

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(253,811)	$(459,559)	$(61,176)	$(40,408)	$(101,737)
Net change in unrealized appreciation (depreciation) on investments	(2,278,353)	(2,172,563)	(2,209,582)	(1,020,908)	(329,545)
Net realized and unrealized gain (loss) on investments	$(2,532,164)	$(2,632,122)	$(2,270,758)	$(1,061,316)	$(431,282)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,694,614)	$(2,055,203)	$(1,733,081)	$(820,036)	$(362,734)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the six months ended January 31, 2017 (unaudited)

					New
	Kansas	Nebraska	Oklahoma	Maine	Hampshire
	Municipal	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$837,550	$576,919	$537,677	$241,280	$68,548
Net realized gain (loss) from investment transactions	(253,811)	(459,559)	(61,176)	(40,408)	(101,737)
Net change in unrealized appreciation (depreciation) on investments	(2,278,353)	(2,172,563)	(2,209,582)	(1,020,908)	(329,545)
Net increase (decrease) in net assets resulting from operations	$(1,694,614)	$(2,055,203)	$(1,733,081)	$(820,036)	$(362,734)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(836,902)	$(576,801)	$(537,673)	$(240,441)	$(68,277)
Net realized gain on investments	0	0	0	0	0
Total distributions	$(836,902)	$(576,801)	$(537,673)	$(240,441)	$(68,277)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$3,998,452	$7,963,879	$4,947,064	$1,654,750	$580,261
Proceeds from reinvested dividends	588,337	397,817	338,180	190,117	46,925
Cost of shares redeemed	(2,623,997)	(1,531,904)	(3,064,400)	(1,290,580)	(359,275)
Net increase (decrease) in net assets resulting from capital share transactions	$1,962,792	$6,829,792	$2,220,844	$554,287	$267,911

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(568,724)	$4,197,788	$(49,910)	$(506,190)	$(163,100)
NET ASSETS, BEGINNING OF PERIOD	$60,488,891	$46,217,042	$46,718,033	$20,212,987	$6,754,328
NET ASSETS, END OF PERIOD	$59,920,167	$50,414,830	$46,668,123	$19,706,797	$6,591,228

Accumulated undistributed net investment income	$6,673	$1,323	$3	$15,584	$3,141

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the year ended July 29, 2016

					New
	Kansas	Nebraska	Oklahoma	Maine	Hampshire
	Municipal	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,642,271	$1,109,244	$1,051,348	$437,720	$114,413
Net realized gain (loss) from investment transactions	39,118	6,667	52,357	30	(2,287)
Net change in unrealized appreciation (depreciation) on investments	1,334,412	1,377,841	1,655,184	536,043	145,181
Net increase (decrease) in net assets resulting from operations	$3,015,801	$2,493,752	$2,758,889	$973,793	$257,307

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(1,641,358)	$(1,108,961)	$(1,051,277)	$(436,128)	$(112,772)
Net realized gain on investments	0	0	0	(8,442)	0
Total distributions	$(1,641,358)	$(1,108,961)	$(1,051,277)	$(444,570)	$(112,772)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$5,676,711	$6,523,495	$7,816,620	$3,302,647	$2,298,225
Proceeds from reinvested dividends	1,165,076	746,962	665,587	349,320	71,416
Cost of shares redeemed	(6,305,595)	(3,627,437)	(5,899,274)	(1,442,995)	(924,067)
Net increase (decrease) in net assets resulting from capital share transactions	$536,192	$3,643,020	$2,582,933	$2,208,972	$1,445,574

TOTAL INCREASE (DECREASE) IN NET ASSETS	$1,910,635	$5,027,811	$4,290,545	$2,738,195	$1,590,109
NET ASSETS, BEGINNING OF PERIOD	$58,578,256	41,189,231	$42,427,488	$17,474,792	$5,164,219
NET ASSETS, END OF PERIOD	$60,488,891	$46,217,042	$46,718,033	$20,212,987	$6,754,328

Accumulated undistributed net investment income	$6,024	$1,205	$0	$14,745	$2,871

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1: Organization

Integrity Managed Portfolios (the “Trust”) was organized as a Massachusetts business trust on August 10, 1990 and commenced operations on November 15, 1990. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company and consists of five series (the “Funds”).

The Kansas Municipal Fund (“KS Muni Fund”), Nebraska Municipal Fund (“NE Muni Fund”), and Oklahoma Municipal Fund (“OK Muni Fund”), each a non-diversified Fund, seek the highest level of current income that is exempt from both federal income tax and each Fund’s respective state income tax as is consistent with preservation of capital. The Maine Municipal Fund (“ME Muni Fund”) and New Hampshire Municipal Fund (“NH Muni Fund”), each a non-diversified Fund, seek the highest level of current income that is exempt from both federal income tax and each Fund’s respective state income tax (interest and dividend tax with respect to New Hampshire) without assuming undue risk.

Each Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which quotations are not readily available are valued using a matrix system at fair value as determined by the Funds’ administrative services agent, Integrity Fund Services, LLC (“Integrity Fund Services” or “IFS”). The matrix system has been developed based on procedures approved by the Board of Trustees and includes consideration of the following: yields or prices of municipal bonds of comparable quality; type of issue, coupon, maturity, and rating; indications as to value from dealers; indications as to value from municipal bond market activity; and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. Refer to Note 3 for further disclosures related to the inputs used to value the Funds’ investments. Shares of a registered investment company, including money market funds that are not traded on an exchange are valued at the investment company’s net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in the Funds’ Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—In the case of investments of $500,000 or more, a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended July 29, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on municipal securities are accreted and amortized using the effective yield method over the lives of the respective securities.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the specific identification basis. Interest income and estimated expenses are accrued daily. The Funds declare dividends from net investment income daily and pay such dividends monthly. Capital gains, when available, are distributed at least annually. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount and capital loss carryforwards. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Use of estimates—The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds’ investments as of January 31, 2017:

		Level 1	Level 2	Level 3	Total
KS Muni Fund	Municipal Bonds	$0	$57,641,354	$0	$57,641,354
	Total	$0	$57,641,354	$0	$57,641,354

NE Muni Fund	Municipal Bonds	$0	$49,099,329	$0	$49,099,329
	Total	$0	$49,099,329	$0	$49,099,329

OK Muni Fund	Municipal Bonds	$0	$44,942,797	$0	$44,942,797
	Total	$0	$44,942,797	$0	$44,942,797

ME Muni Fund	Municipal Bonds	$0	$19,368,346	$0	$19,368,346
	Total	$0	$19,368,346	$0	$19,368,346

NH Muni Fund	Municipal Bonds	$0	$6,414,620	$0	$6,414,620
	Total	$0	$6,414,620	$0	$6,414,620

See Schedule of Investments to view by type of obligation. The Funds did not hold any Level 3 assets during the six months ended January 31, 2017. There were no transfers into or out of Level 1 or Level 2 during the six months ended January 31, 2017. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the six months ended January 31, 2017.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended January 31, 2017, were as follows:

	KS Muni	NE Muni	OK Muni	ME Muni	NH Muni
	Fund	Fund	Fund	Fund	Fund
Purchases	$5,451,030	$12,822,425	$4,029,608	$934,030	$1,927,889
Sales	$3,647,274	$6,813,137	$1,040,346	$287,825	$1,094,169

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

	KS Muni	NE Muni	OK Muni	ME Muni	NH Muni
Six Months Ended 1/31/17:	Fund	Fund	Fund	Fund	Fund
Shares sold	366,948	757,089	417,909	148,930	54,769
Shares issued from reinvestments	54,353	38,001	28,838	17,349	4,408
Shares redeemed	(241,316)	(146,606)	(259,457)	(118,265)	(33,934)
Net increase (decrease)	179,985	648,484	187,290	48,014	25,243

	KS Muni	NE Muni	OK Muni	ME Muni	NH Muni
Year Ended 7/29/16:	Fund	Fund	Fund	Fund	Fund
Shares sold	515,596	610,955	656,299	294,264	208,450
Shares issued from reinvestments	105,988	70,178	56,033	31,317	6,539
Shares redeemed	(574,747)	(340,869)	(496,094)	(129,061)	(85,209)
Net increase (decrease)	46,837	340,264	216,238	196,520	129,780

NOTE 6: Income Tax Information

At July 29, 2016, the net unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	KS Muni	NE Muni	OK Muni	ME Muni	NH Muni
	Fund	Fund	Fund	Fund	Fund
Investments at cost	$54,199,325	$42,909,627	$41,265,797	$18,691,754	$5,780,099
Unrealized appreciation	$4,355,261	$2,981,039	$3,167,313	$1,166,117	$267,122
Unrealized depreciation	(15,395)	(357)	(16,255)	(10,056)	(10,430)
Net unrealized appreciation*	$4,339,866	$2,980,682	$3,151,058	$1,156,061	$256,692

*Differences between financial reporting-basis and tax-basis are due to differing treatment of market discount.

The tax character of distributions paid or accrued were as follows:

Year Ended 7/29/16:	KS Muni Fund	NE Muni Fund	OK Muni Fund	ME Muni Fund	NH Muni Fund
Tax-exempt income	$1,641,358	$1,108,961	$1,051,277	$436,128	$112,772
Capital gains	$0	$0	$0	$8,442	$0

Year Ended 7/31/15:	KS Muni Fund	NE Muni Fund	OK Muni Fund	ME Muni Fund	NH Muni Fund
Tax-exempt income	$1,647,296	$1,098,476	$997,700	$427,448	$105,037

As of July 29, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	KS Muni	NE Muni	OK Muni	ME Muni	NH Muni
	Fund	Fund	Fund	Fund	Fund
Undistributed tax-exempt income	$38,527	$30,089	$30,312	$7,461	$2,918
Undistributed capital gain	0	0	0	30	0
Accumulated capital and other losses	(223,427)	(261,642)	(356,809)	0	(15,742)
Unrealized appreciation*	4,339,866	2,980,682	3,151,058	1,156,061	256,692
Total accumulated earnings/(deficit)	$$4,154,966	$$2,749,129	$$2,824,561	$$1,163,552	$$243,868

*Differences between financial reporting-basis and tax-basis are due to differing treatment of market discount.

Under the Regulated Investment Company Modernization Act of 2010 (“Act”), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds’ capital loss carryforward amounts as of July 29, 2016 are as follows:

	KS Muni Fund	NE Muni Fund	OK Muni Fund	NH Muni Fund
Expires in 2018	$-	$-	$260,308	$-
Non-expiring S-T losses	133,526	177,427	52,527	12,953
Non-expiring L-T losses	89,901	84,215	43,974	2,789
Total	$223,427	$261,642	$356,809	$15,742

For the year ended July 29, 2016, NH Muni Fund reclassified accumulated net realized loss of $529 to paid-in capital due to expired capital loss carryforward. For the year ended July 29, 2016, KS Muni Fund, NE Muni Fund, OK Muni Fund, and NH Muni Fund utilized capital loss carryforwards of $39,118, $8,077, $53,288, and $5,931, respectively. For the year ended July 29, 2016, NE Muni Fund, OK Muni Fund, and NH Muni Fund reclassified accumulated net investment income of $1,411, $931, and $8,218, respectively, to accumulated realized gain due to market discount on bonds sold.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management (“VFM”), the Funds’ investment adviser; Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or “IFD”), the Funds’ underwriter and distributor; and IFS, the Funds’ transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor Investors” or “Corridor”), the Funds’ sponsor. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. The Investment Advisory Agreement (the “Advisory Agreement”) provides for fees to be computed at an annual rate of 0.50% of each Fund’s average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses for the Funds, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, until November 29, 2017 so that the net annual operating expenses do not exceed 0.98%. After November 29, 2017, the expense limitation may be terminated or revised. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Six Months Ended 1/31/17		Payable at 1/31/17
	Advisory Fees*	Advisory Fees Waived	Advisory Fees*
KS Muni Fund	$125,709	$25,633	$21,040
NE Muni Fund	$98,332	$23,127	$17,094
OK Muni Fund	$96,267	$21,269	$16,238
ME Muni Fund	$38,665	$12,219	$6,307
NH Muni Fund	$10,071	$6,707	$1,675

* After waivers.

IFD serves as the principal underwriter and distributor for the Funds and receives sales charges deducted from Fund share sales proceeds and CDSC from applicable Fund share redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse their principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called “Distribution Plan expenses.” The Funds currently pay an annual distribution fee of up to 0.25% of the average daily net assets. Certain Officers of the Funds are also Officers and Governors of IFD.

	Six Months Ended 1/31/17				Payable at 1/31/17
	Sales		Distribution	Distribution	Sales		Distribution
	Charges	CDSC	Fees*	Fees Waived	Charges	CDSC	Fees*
KS Muni Fund	$70,033	$0	$62,854	$12,817	$0	$0	$10,520
NE Muni Fund	$101,646	$0	$49,167	$11,563	$0	$0	$8,547
OK Muni Fund	$64,567	$0	$48,133	$10,635	$0	$0	$8,119
ME Muni Fund	$21,371	$0	$19,333	$6,109	$0	$0	$3,153
NH Muni Fund	$8,166	$0	$5,035	$3,354	$0	$0	$837

* After waivers.

IFS acts as the Funds’ transfer agent for a monthly variable fee equal to 0.12% of the Funds’ average daily net assets on an annual basis for the Funds’ first $200 million and at a lower rate on the average daily net assets in excess of $200 million plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. Sub-transfer agent out-of-pocket expenses are included in the transfer agent fees below and in the transfer agent out-of-pocket balance on the Statements of Operations. IFS also acts as the Funds’ administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% of the Funds’ average daily net assets on an annual basis for the Funds’ first $200 million and at a lower rate on the average daily net assets in excess of $200 million plus reimbursement of out-of-pocket expenses. Certain Officers of the Funds are also Officers and Governors of IFS.

	Six Months Ended 1/31/17				Payable at 1/31/17
	Transfer	Transfer	Admin.	Admin.	Transfer	Admin.
	Agency	Agency	Service	Service	Agency	Service
	Fees*	Fees Waived	Fees*	Fees Waived	Fees*	Fees*
KS Muni Fund	$35,042	$6,697	$45,221	$9,221	$6,322	$7,576
NE Muni Fund	$27,330	$6,016	$37,300	$8,775	$5,038	$6,415
OK Muni Fund	$26,626	$5,554	$36,838	$8,139	$4,858	$6,209
ME Muni Fund	$10,851	$3,186	$19,996	$6,318	$1,923	$3,298
NH Muni Fund	$2,868	$1,747	$10,061	$6,703	$543	$1,677
* After waivers.

NOTE 8: Principal Risks

The Funds invest primarily in municipal securities from a specific state. The Funds may also invest in municipal securities of U.S. territories and possessions (such as Puerto Rico, the U.S. Virgin Islands, and Guam). Each Fund is therefore more susceptible to political, economic, legislative, or regulatory factors adversely affecting issuers of municipal securities in its specific state or U.S. territories and possessions.

Interest rate risk is the risk that bond prices will decline in value because of changes in interest rates. There is normally an inverse relationship between the fair value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the average maturity of a Fund’s portfolio, the greater its interest rate risk.

KANSAS MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	1/31/17+	7/29/16	7/31/15	7/31/14	7/31/13	7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$11.13	$10.87	$10.85	$10.56	$11.12	$10.64

Income (loss) from investment operations:
Net investment income (loss)	$0.15	$0.31	$0.31	$0.32	$0.30	$0.37
Net realized and unrealized gain (loss) on investments [3]	(0.46)	0.26	0.02	0.29	(0.56)	0.48
Total from investment operations	$(0.31)	$0.57	$0.33	$0.61	$(0.26)	$0.85

Distributions from net investment income	$(0.15)	$(0.31)	$(0.31)	$(0.32)	$(0.30)	$(0.37)

NET ASSET VALUE, END OF PERIOD	$10.67	$11.13	$10.87	$10.85	$10.56	$11.12

Total Return (excludes any applicable sales charge)	(2.79%)#	5.30%	3.03%	5.81%	(2.37%)	8.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$59,920	$60,489	$58,578	$59,516	$64,405	$48,093
Ratio of expenses to average net assets after waivers 1,2,*	0.98%^	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers [2]	1.16%^	1.18%	1.16%	1.16%	1.17%	1.18%
Ratio of net investment income to average net assets 1,2,*	2.77%^	2.81%	2.80%	2.95%	2.75%	3.36%
Portfolio turnover rate	6.18%	12.10%	10.87%	6.63%	13.40%	11.46%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]	Average net assets was calculated using a 360-day period.
[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

^	Annualized
+	Unaudited.
#	Not Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

NEBRASKA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	1/31/17+	7/29/16	7/31/15	7/31/14	7/31/13	7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$10.82	$10.48	$10.40	$9.99	$10.69	$10.20

Income (loss) from investment operations:
Net investment income (loss)	$0.13	$0.27	$0.29	$0.29	$0.29	$0.34
Net realized and unrealized gain (loss) on investments [3]	(0.57)	0.34	0.08	0.41	(0.70)	0.49
Total from investment operations	$(0.44)	$0.61	$0.37	$0.70	$(0.41)	$0.83

Distributions from net investment income	$(0.13)	$(0.27)	$(0.29)	$(0.29)	$(0.29)	$(0.34)

NET ASSET VALUE, END OF PERIOD	$10.25	$10.82	$10.48	$10.40	$9.99	$10.69

Total Return (excludes any applicable sales charge)	(4.13%)#	5.94%	3.54%	7.14%	(3.96%)	8.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$50,415	$46,217	$41,189	$39,734	$41,633	$46,038
Ratio of expenses to average net assets after waivers 1,2,*	0.98%^	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers [2]	1.18%^	1.20%	1.19%	1.20%	1.20%	1.21%
Ratio of net investment income to average net assets 1,2,*	2.37%^	2.58%	2.72%	2.89%	2.72%	3.22%
Portfolio turnover rate	14.56%	7.47%	11.76%	3.88%	23.65%	12.38%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]	Average net assets was calculated using a 360-day period.
[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

^	Annualized
+	Unaudited.
#	Not Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

OKLAHOMA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	1/31/17+	7/29/16	7/31/15	7/31/14	7/31/13	7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$12.10	$11.64	$11.60	$11.20	$11.93	$11.24

Income (loss) from investment operations:
Net investment income (loss)	$0.14	$0.28	$0.29	$0.31	$0.32	$0.34
Net realized and unrealized gain (loss) on investments [3]	(0.57)	0.46	0.04	0.40	(0.73)	0.69
Total from investment operations	$(0.43)	$0.74	$0.33	$0.71	$(0.41)	$1.03

Distributions from net investment income	$(0.14)	$(0.28)	$(0.29)	$(0.31)	$(0.32)	$(0.34)

NET ASSET VALUE, END OF PERIOD	$11.53	$12.10	$11.64	$11.60	$11.20	$11.93

Total Return (excludes any applicable sales charge)	(3.61%)#	6.47%	2.82%	6.42%	(3.54%)	9.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$46,668	$46,718	$42,427	$38,795	$41,551	$43,253
Ratio of expenses to average net assets after waivers 1,2,*	0.98%^	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers [2]	1.17%^	1.19%	1.18%	1.19%	1.18%	1.19%
Ratio of net investment income to average net assets 1,2,*	2.29%^	2.40%	2.44%	2.72%	2.70%	2.93%
Portfolio turnover rate	2.29%	10.58%	14.53%	1.41%	9.54%	17.72%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]	Average net assets was calculated using a 360-day period.
[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

^	Annualized
+	Unaudited.
#	Not Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

MAINE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	1/31/17+	7/29/16	7/31/15	7/31/14	7/31/13	7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$11.31	$10.99	$11.00	$10.79	$11.36	$10.77

Income (loss) from investment operations:
Net investment income (loss)	$0.13	$0.27	$0.27	$0.29	$0.31	$0.34
Net realized and unrealized gain (loss) on investments [3]	(0.57)	0.33	(0.01)	0.21	(0.57)	0.59
Total from investment operations	$(0.44)	$0.60	$0.26	$0.50	$(0.26)	$0.93

Less Distributions:
Distributions from net investment income	$(0.13)	$(0.27)	$(0.27)	$(0.29)	$(0.31)	$(0.34)
Distributions from net realized gains	0.00	(0.01)	0.00	0.00	0.00	0.00
Total distributions	$(0.13)	$(0.28)	$(0.27)	$(0.29)	$(0.31)	$(0.34)

NET ASSET VALUE, END OF PERIOD	$10.74	$11.31	$10.99	$11.00	$10.79	$11.36

Total Return (excludes any applicable sales charge)	(3.90%)#	5.44%	2.37%	4.72%	(2.37%)	8.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$19,707	$20,213	$17,475	$17,451	$17,702	$18,084
Ratio of expenses to average net assets after waivers 1,2,*	0.98%^	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers [2]	1.25%^	1.29%	1.28%	1.28%	1.27%	1.29%
Ratio of net investment income to average net assets 1,2,*	2.37%^	2.39%	2.45%	2.70%	2.76%	3.11%
Portfolio turnover rate	1.45%	1.88%	16.18%	11.27%	11.52%	1.87%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]	Average net assets was calculated using a 360-day period.
[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

^	Annualized
+	Unaudited.
#	Not Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

NEW HAMPSHIRE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	1/31/17+	7/29/16	7/31/15	7/31/14	7/31/13	7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$11.07	$10.76	$10.74	$10.55	$11.07	$10.66

Income (loss) from investment operations:
Net investment income (loss)	$0.11	$0.24	$0.24	$0.28	$0.28	$0.33
Net realized and unrealized gain (loss) on investments [3]	(0.69)	0.31	0.02	0.19	(0.52)	0.41
Total from investment operations	$(0.58)	$0.55	$0.26	$0.47	$(0.24)	$0.74

Distributions from net investment income	$(0.11)	$(0.24)	$(0.24)	$(0.28)	$(0.28)	$(0.33)

NET ASSET VALUE, END OF PERIOD	$10.38	$11.07	$10.76	$10.74	$10.55	$11.07

Total Return (excludes any applicable sales charge)	(5.26%)#	5.12%	2.45%	4.53%	(2.19%)	7.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$6,591	$6,754	$5,164	$4,684	$5,173	$4,854
Ratio of expenses to average net assets after waivers 1,2,*	0.98%^	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers [2]	1.53%^	1.67%	1.71%	1.71%	1.67%	1.78%
Ratio of net investment income to average net assets 1,2,*	2.04%^	2.17%	2.27%	2.68%	2.62%	3.07%
Portfolio turnover rate	16.83%	23.42%	13.08%	4.85%	10.57%	13.73%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]	Average net assets was calculated using a 360-day period.
[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

^	Annualized
+	Unaudited.
#	Not Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

Actual expenses - The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes - The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	7/29/2016	1/31/2017	Period*	Ratio
Kansas Municipal Fund
Actual	$1,000.00	$972.13	$4.86	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.98	0.98%
Nebraska Municipal Fund
Actual	$1,000.00	$958.77	$4.83	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.98	0.98%
Oklahoma Municipal Fund
Actual	$1,000.00	$963.94	$4.84	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.98	0.98%
Maine Municipal Fund
Actual	$1,000.00	$960.99	$4.83	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.98	0.98%
New Hampshire Municipal Fund
Actual	$1,000.00	$947.37	$4.80	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.98	0.98%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 186 days in one-half year period, and dividend by 367 days in the fiscal year (to reflect the one-half year period).

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds’ website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of its second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q and N-CSR(S) are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds’ website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Equity Funds

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Williston Basin/Mid-North America Stock Fund

Corporate Bond Fund

Integrity High Income Fund

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for Montana

Viking Tax-Free Fund for North Dakota

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

New Hampshire Municipal Fund

Oklahoma Municipal Fund

SUPPLEMENT DATED JANUARY 3, 2017 TO THE

STATEMENT OF ADDITIONAL INFORMATION DESCRIBED BELOW

INTEGRITY MANAGED PORTFOLIOS

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

New Hampshire Municipal Fund

Oklahoma Municipal Fund

Statement of Additional Information dated November 30, 2016

This Supplement contains new and additional information and should be read in connection with the Statement of Additional Information.

Mr. Orlin W. Backes retired from the Board of Trustees of Integrity Managed Portfolios on December 31, 2016.

********************************************************************

The information set forth in the Statement of Additional Information (including without limitation the information under the heading “Management of the Funds”) is superseded, to the extent applicable, by the information contained in this Supplement.

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Shareholder Services Department at (800) 601-5593.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUPPLEMENT DATED FEBRUARY 9, 2017

TO THE PROSPECTUS, SUMMARY PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION DESCRIBED BELOW

INTEGRITY MANAGED PORTFOLIOS

Kansas Municipal Fund: (Class A) (Ticker: KSMUX)

Maine Municipal Fund: (Class A) (Ticker: MEMUX)

Nebraska Municipal Fund: (Class A) (Ticker: NEMUX)

New Hampshire Municipal Fund: (Class A) (Ticker: NHMUX)

Oklahoma Municipal Fund: (Class A) (Ticker: OKMUX)

(collectively, the “Funds”)

Prospectus dated November 30, 2016 (the “Prospectus”)

Summary Prospectuses dated December 2, 2016 (each a “Summary Prospectus”)

Statement of Additional Information dated November 30, 2015 (the “SAI”)

This Supplement is being provided to notify you that on February 3, 2017, the Board of Trustees of Integrity Managed Portfolios approved Vedder Price P.C. as legal counsel for Integrity Managed Portfolios.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PART C

Item 15.	Indemnification

The response to this item is incorporated by reference to Item 30 of Part C of Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 28, 2017, SEC Accession No. 0001082744-17-000021.

Item 16.	Exhibits
(1)	(a) (1) Certificate of Trust. Incorporated by reference to Registrant’s Registration Statement on Form N-1A, filed May 7, 1999, SEC Accession No. 0001082744-99-000013.
(2) Trust Instrument of Viking Mutual Funds. Incorporated by reference to Registrant’s Registration Statement on Form N-1A, filed May 7, 1999, SEC Accession No. 0001082744-99-000013.

(3)           Schedule A—Series of Viking Mutual Funds.  Incorporated by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A, filed July 29, 2017, SEC Accession No. 0001082744-17-000034.

(2)

By-Laws of Viking Mutual Funds.  Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, filed May 3, 2010, SEC Accession No. 0001082744-99-000016.

(3)	Not Applicable.
(4)	Form of Agreement and Plan of Reorganization. Filed herein as Exhibit A to the Joint Proxy Statement/Prospectus.
(5)	Trust Instrument filed under (1) and By-laws filed under (2).
(6)	Form of Amended Investment Advisory Agreement Between Viking Mutual Funds, on behalf of all Series, and Viking Fund Management, LLC. Filed herein.
(7)	(a) Form of Distribution Agreement with Integrity Funds Distributor, LLC for the Kansas Municipal Fund. Filed herein.
(b) Form of Distribution Agreement with Integrity Funds Distributor, LLC for the Maine Municipal Fund. Filed herein.
(c) Form of Distribution Agreement with Integrity Funds Distributor, LLC for the Nebraska Municipal Fund. Filed herein.
(d) Form of Distribution Agreement with Integrity Funds Distributor, LLC for the New Hampshire Municipal Fund. Filed herein.
(e) Form of Distribution Agreement with Integrity Funds Distributor, LLC for the Oklahoma Municipal Fund. Filed herein.
(8)	Not Applicable.
(9)

Custody Agreement with Wells Fargo Bank, N.A., on behalf of all Series.  Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, filed May 3, 2010, SEC Accession No. 0001082744-10-000016.

(10)	(a) Form of Plan of Distribution and Service Pursuant to Rule 12b-1. Filed herein.
(b) Form of Multiple Class Plan Adopted Pursuant to Rule 18f-3. Filed herein.
(11)	Opinion and consent of Vedder Price P.C. regarding legality of issuance of shares and other matters. Filed herein.
(12)	Form of Opinion of Vedder Price P.C. regarding tax matters. Filed herein.
(13)	(a) Form of Transfer Agency Agreement Between Viking Mutual Funds and Integrity Fund Services, LLC. Filed herein.
(b) Form of Administrative and Accounting Services Agreement Between Viking Mutual Funds and Integrity Fund Services, LLC. Filed herein.
(c) Form of Management Fee Waiver and Expense Reimbursement Agreement Between Viking Mutual Funds, on behalf of all Series, and Viking Fund Management, LLC with respect to all Series. Filed herein.
(d) Form of Indemnification Agreement. Incorporated by reference to Registrant’s Registration Statement, filed April 30, 2015, SEC Accession No. 0001082744-15-000011.
(14)	Consent of Cohen & Company, Ltd. Filed herein.
(15)	Not Applicable.
(16)	Powers of Attorney. Filed herein.
(17)	Form of Proxy Card is filed herein and appears following the Joint Proxy Statement/Prospectus constituting Part A of this Registration Statement.

Item 17.	Undertakings
(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of Minot and the State of North Dakota, on the 30th day of June, 2017.

VIKING MUTUAL FUNDS

By:	/s/ Shannon D. Radke
Shannon D. Radke
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the date indicated.

Signature	Title	Date

_____________________*	Trustee	June 30, 2017
Wade A. Dokken

_____________________*	Trustee	June 30, 2017
R. James Maxson

_____________________*	Trustee	June 30, 2017
Jerry M. Stai

_____________________*	Trustee and Chairman of the Board	June 30, 2017
Robert E. Walstad

/s/ Shannon D. Radke	President (Principal Executive Officer)	June 30, 2017
Shannon D. Radke

/s/ Adam C. Forthun	Treasurer (Principal Financial Officer)	June 30, 2017
Adam C. Forthun

*By: /s/ Shannon D. Radke		June 30, 2017
Shannon D. Radke (Attorney-in-Fact Pursuant to Powers of Attorney filed herein as Exhibit (16))

EXHIBIT LIST

EXHIBITS	EXHIBIT NO.
Form of Amended Investment Advisory Agreement Between Viking Mutual Funds, on behalf of all Series, and Viking Fund Management, LLC	(6)
Form of Distribution Agreement with Integrity Funds Distributor, LLC for the Kansas Municipal Fund	(7)(a)
Form of Distribution Agreement with Integrity Funds Distributor, LLC for the Maine Municipal Fund	(7)(b)
Form of Distribution Agreement with Integrity Funds Distributor, LLC for the Nebraska Municipal Fund	(7)(c)
Form of Distribution Agreement with Integrity Funds Distributor, LLC for the New Hampshire Municipal Fund	(7)(d)
Form of Distribution Agreement with Integrity Funds Distributor, LLC for the Oklahoma Municipal Fund	(7)(e)
Form of Plan of Distribution and Service Pursuant to Rule 12b-1	(10)(a)
Form of Multiple Class Plan Adopted Pursuant to Rule 18f-3	(10)(b)
Opinion and consent of Vedder Price P.C. regarding legality of issuance of shares and other matters	(11)
Form of Opinion of Vedder Price P.C. regarding tax matters	(12)
Form of Transfer Agency Agreement Between Viking Mutual Funds and Integrity Fund Services, LLC	(13)(a)
Form of Administrative and Accounting Services Agreement Between Viking Mutual Funds and Integrity Fund Services, LLC	(13)(b)
Form of Management Fee Waiver and Expense Reimbursement Agreement Between Viking Mutual Funds, on behalf of all Series, and Viking Fund Management, LLC with respect to all Series	(13)(c)
Consent of Cohen & Company, Ltd.	(14)
Powers of Attorney	(16)